                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No.      )

      Filed by the Registrant /X/
      Filed by a party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material under Section 240.14a-12

                      DIGITAL RECORDERS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                         [DIGITAL RECORDERS, INC. LOGO]


                                                                    June 1, 2001


Dear Digital Recorders, Inc. Shareholder:


    I cordially invite you to attend the annual meeting of the shareholders of Digital Recorders, Inc. ("Digital") to be held at the Microelectronics Center of North Carolina, 3021 Cornwallis Road, Research Triangle Park, North Carolina 27709, on Monday, June 11, 2001, at 11:00 a.m., local time. At the annual meeting, you will be asked to vote on eight proposals, five of which relate to the issuance of shares of common stock and convertible debentures in connection with Digital's proposed acquisition of all of the outstanding stock of Mobitec Holding AB ("Mobitec"), a Swedish company (the "Acquisition") The other proposals relate to the annual election of directors, approval of the independent accountants and amending the stock option plan. These matters are described in more detail in the proxy statement that accompanies this letter.



    The proposals related to the Mobitec acquisition involve issuing restricted shares of Digital common stock provided to the sellers, issuing shares of common stock underlying warrants provided to one of the sellers, issuing convertible debentures to fund part of the purchase price, issuing shares of common stock underlying the convertible debentures and issuing shares of common stock underlying warrants provided to the convertible debenture holders.



    In total, if all of the proposals related to the Mobitec acquisition are approved, up to 2,230,000 new shares of Digital's common stock will be issued, or reserved to be issued upon conversion of debentures or exercise of warrants. If all of these shares are issued, this would amount to approximately 41% of Digital's common stock after exercise and conversion of all the equity and debt securities to be issued in connection with the acquisition.



    You are not being asked to approve the Mobitec acquisition itself, but only to approve the issuance of shares and convertible debentures to be issued in connection with the acquisition. Your approval of these share issuances are required by Nasdaq market rules. The proposals related to the Mobitec acquisition are contained in Proposals I through V of the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement. If any of these proposals are not approved, none of these proposals will be implemented and Digital will not be able to proceed with the acquisition.



    Digital's Board of Directors has carefully reviewed and considered the terms of the Mobitec acquisition and has determined that the transactions contemplated in the acquisition are in the best interests of Digital and its shareholders. Accordingly, the Board has unanimously approved the acquisition and the proposals related to the acquisition and recommends that you vote in favor of these proposals at the annual meeting. The Board has also approved the other proposals and recommends that you vote in favor of all the proposals.



    At the annual meeting, in addition to the items of business, we will also discuss our 2000 performance and answer any questions you may have about our Company. Enclosed with the Proxy Statement are your voting card, a postage-prepaid envelope to return your voting card, your admission ticket to the annual meeting and our 2000 Annual Report. The Form 10-KSB that is included within the 2000 Annual Report has been amended. The amended Form 10-KSB/A is incorporated by reference into the proxy statement and can be viewed online at WWW.SEC.GOV. The amended 10-KSB/A will be sent to any shareholder, without exhibits, upon request. See "Documents Incorporated by Reference." To the extent that there is a conflict between the information presented in the 10-KSB included in the 2000 Annual Report and the amended Form 10-KSB/A, the later controls.

    Your participation in the annual meeting, in person or by proxy, is especially important, because the items to be voted upon are very important to Digital. Whether or not you plan to attend the annual meeting in person, on behalf of Digital and your fellow shareholders, I urge you to complete, date, sign and promptly return the enclosed proxy card in the enclosed prepaid envelope to ensure that your shares will be represented at the annual meeting.


    The Board of Directors and Management look forward to seeing you at the annual meeting.

                                          Very truly yours,
                                          /s/ DAVID L. TURNEY
                                          --------------------------------------
                                          David L. Turney,
                                          Chairman of the Board

                            DIGITAL RECORDERS, INC.
  4018 Patriot Drive, One Park Center, Suite 100, Durham, North Carolina 27703

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


    The annual meeting of Shareholders of Digital Recorders, Inc. will be held on June 11, 2001 at 11:00 a.m. at the Microelectronics Center of North Carolina Auditorium, 3021 Cornwallis Road, Research Triangle Park, North Carolina 27709, followed by lunch in Conference Rooms A and B at 12:00 p.m. The purposes of the annual meeting are:



1. to approve the issuance of 430,000 shares of Digital's restricted common stock, par value of $.10 per share, to be transferred to certain of the Sellers as part of the purchase price of the Stock Purchase Agreement (described in the attached Proxy Statement), pursuant to which Agreement DRI Europa AB, a wholly-owned subsidiary of Digital Recorders, Inc., and/or Digital will acquire 100% of the outstanding stock of Mobitec Holding AB;


2. to approve the issuance of 100,000 shares of Digital's common stock underlying warrants granted to Bengt Bodin pursuant to the Bodin Warrant Agreement as part of the purchase price of the Stock Purchase Agreement;


3. to approve the authorization of convertible debentures in the aggregate amount of $3,000,000 that will be issued to certain investment funds in connection with their investment of up to $3,000,000 in Digital, which funds will be used in part to acquire Mobitec Holding AB;



4. to approve the issuance of up to 1,500,000 shares of Digital's common stock underlying the convertible debentures;



5. to improve the issuance of 200,000 shares of Digital's common stock underlying warrants granted to the convertible debenture holders;


6. to elect nine directors, each to serve staggered terms of one to three years, and thereafter, three - year terms, or until their successors shall have been duly elected and qualified;

7. to ratify the appointment of McGladrey & Pullen, LLP as independent certified public accountants for Digital;


8. to consider and approve an amendment to Digital's incentive stock option plan to permit the issuance of an additional 160,000 shares of common stock pursuant to the plan; and


9. to consider and transact such other business as may properly come before the meeting or any adjournment thereof.

    THE BOARD OF DIGITAL RECORDERS, INC. HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS DESCRIBED ABOVE AND RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL AT THE ANNUAL MEETING.

    The Board of Directors has fixed the close of business on April 18, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at this annual meeting or any adjournment thereof. A complete list of the shareholders entitled to vote at the meeting will be available for inspection at the annual meeting and for a period of ten days prior to the annual meeting at Digital Recorders, Inc.'s corporate offices, 4018 Patriot Drive, One Park Center, Suite 100, Durham, North Carolina 27703, during normal business hours.

    A Proxy Statement which describes the formal business to be conducted at the annual meeting is attached to this Notice.

    After reading the Proxy Statement, please promptly mark, sign, and return the enclosed voting card in the postage-prepaid envelope to ensure that your shares are represented at the annual meeting. Your shares cannot be voted unless you date, sign, and return the enclosed voting card or attend the meeting in person. Regardless of the number of shares you own, your vote is important. You may revoke your proxy in the manner described in the Proxy Statement at any time before the vote at the

Annual Meeting. Executed proxies with no instructions indicated thereon will be voted "FOR" approval of each of the Proposals for which no vote is cast.

    The Board of Directors and Management look forward to seeing you at the meeting.

                                          By Order of The Board of Directors,
                                          /s/ DAVID L. TURNEY
                                          --------------------------------------

                                          David L. Turney, Chairman of the Board


June 1, 2001


                                   IMPORTANT

    SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU CANNOT ATTEND THE MEETING, PLEASE MARK, DATE, SIGN, NOTE ANY CHANGE OF ADDRESS AND RETURN THE ENCLOSED PROXY CARD IMMEDIATELY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, WE WILL BE GLAD TO RETURN YOUR PROXY SO THAT YOU MAY VOTE IN PERSON AT THE MEETING.

                            DIGITAL RECORDERS, INC.

                         4018 Patriot Drive, Suite 100

                          Durham, North Carolina 27703

                                PROXY STATEMENT


                         RELATING TO THE ANNUAL MEETING
                    OF SHAREHOLDERS TO BE HELD JUNE 11, 2001


TABLE OF CONTENTS


Summary Term Sheet of the Mobitec Acquisition and Related
  Transactions..............................................      1
General Information.........................................      5
  Information About the Annual Meeting......................      5
  Voting of Securities......................................      5
  No Appraisal or Preemptive Rights.........................      6
  Regulatory Approvals......................................      6
  Annual Report.............................................      6
  Forward-Looking Statements in this Proxy Statement........      6

PROPOSAL I. -- TO APPROVE THE ISSUANCE OF THE RESTRICTED
  SHARES IN CONNECTION WITH THE PURCHASE OF ALL OUTSTANDING
  SHARES OF MOBITEC HOLDING AB..............................      6
  Introduction and Summary of Acquisition Transactions......      7
    The Acquisition.........................................      7
    The Option Agreement....................................      7
    The Stock Purchase Agreement............................      7
    Purchase Price..........................................      7
    The Restricted Shares...................................      8
    The Promissory Notes....................................      8
    Financing for Cash Portion of Purchase Price............      8
    The Convertible Debentures..............................      8
    The Bodin Warrant Agreement.............................      9
    Percentage of Shares to Be Issued in Connection with the
     Acquisition............................................      9
    Dilution to Current Shareholders........................      9
    Fairness Opinion........................................      9
    Board Approval..........................................      9
    Shareholder Approval of Issuance of Stock...............     10
    Mobitec Employees and the Consulting Agreement..........     10
  The Company...............................................     10
  Mobitec Holding AB........................................     11
  DRI Europa................................................     11
  Background and Reasons for the Acquisition................     11
  Factors Considered by the Board of Directors Regarding the
    Acquisition.............................................     14
  Fairness Opinion..........................................     16
  Summary of Option Agreement, As Amended...................     18
  Summary of Stock Purchase Agreement.......................     19
    Purchase Price..........................................     19
    Conditions Precedent to the Purchaser's Obligations.....     20
    Closing Conditions......................................     20
    Representations and Warranties of the Sellers...........     20
    Representations and Warranties of the Bodin Sellers.....     20

    Covenants...............................................     22
    Registration of the Restricted Shares...................     23
    Indemnification.........................................     23
    Representations and Warranties of the Purchaser.........     23
    Closing Date............................................     24
    General Provisions......................................     24
  Summary of Consulting Agreement...........................     24
  Summary of Trademark License Agreement....................     24
  Certain Risks and Factors to Consider Regarding this
    Proposal................................................     25
  Interest of Certain Persons in Proposed Acquisition.......     25
  Board of Directors' Recommendation........................     25

PROPOSAL II -- THE WARRANT SHARES ISSUANCE..................     25
  Summary of the Bodin Warrant Agreement....................     26
  Summary of the Registration Rights Agreement..............     26
  Interest of Certain Persons in Proposed Acquisition.......     27
  Board of Directors' Recommendation........................     27

PROPOSAL III -- THE CONVERTIBLE DEBENTURE AUTHORIZATION.....     27
  Summary of the Renaissance Convertible Debenture
    Preliminary Outline of Terms............................     28
  Interest of Certain Persons in Proposed Acquisition.......     29
  Board of Directors' Recommendation........................     30

PROPOSAL IV -- THE CONVERTIBLE DEBENTURE SHARES ISSUANCE....     30
  Interest of Certain Persons in Proposed Acquisition.......     31
  Board of Directors' Recommendation........................     31

PROPOSAL V -- ISSUANCE OF THE SHARES UNDERLYING THE
  CONVERTIBLE DEBENURE HOLDER'S WARRANTS....................     31
  Interest of Certain Person in Proposed Acquisition........     32
  Board of Directors' Recommendation........................     32

Certain Risks and Factors to Consider Regarding Proposals I,
  II, III and IV............................................     32
  Dilution of Existing Shareholders.........................     32
  Consequences if Share Issuances are not Approved..........     33
  Competition...............................................     33
  Technology Advancements by Competitors....................     33
  Risks Regarding Financing of Cash Component of Purchase
    Price...................................................     33
  Market Recession..........................................     34
  Ability to Retain Key Mobitec Management Personnel........     34
  Liquidity of Mobitec in the Event of Business Failure.....     34

Accounting Treatment of Mobitec Acquisition.................     34

Tax Treatment of Mobitec Acquisition........................     34

Description of Securities to Be Issued Pursuant to the
  Acquisition...............................................     34

PROPOSAL VI -- ELECTION OF DIRECTORS........................     35
  Nominees Standing for Election as Directors at the Annual
    Meeting.................................................     36
  Nominees for Election.....................................     36
  Executive Officers........................................     38
  Significant Employee......................................     39
  Security Ownership of Certain Beneficial Owners and
    Management..............................................     40
  Board Committees..........................................     41
  Audit Committee Report....................................     42

  Board and Committee Attendance............................     42
  Executive Compensation....................................     42
    Summary Compensation Table..............................     43
    Option/SAR Grants in Last Fiscal Year...................     44
  Board Compensation........................................     44
  Aggregate Option/SAR Exercises in Last Fiscal Year and
    FY-End Option/SAR Values................................     44
  401(k) Plan...............................................     45
  Employment Contracts and Termination of Employment and
    Change-In-Control Arrangements..........................     45

PROPOSAL VII -- RATIFICATION OF APPOINTMENT OF INDEPENDENT
  PUBLIC ACCOUNTANTS........................................     46

PROPOSAL VIII -- PROPOSAL TO APPROVE AMENDMENT TO THE
  INCENTIVE STOCK OPTION PLAN...............................     47
  Summary of the Incentive Stock Option Plan................     47
  Federal Income Tax Effects of the Issuance and Exercise of
    Options Under the Plan..................................     48
    Nonqualified Stock Options..............................     48
    Incentive Stock Options.................................     49
  Incentive Stock Option Plan Benefits Table................     50

Financial Information.......................................     50

Information About Digital...................................     52
  Description of Business...................................     52
  Description of Property...................................     52
  Legal Proceedings.........................................     52
  Market for Common Equity and Related Stockholder
    Matters.................................................     52
  Management's Discussion and Analysis of Financial
    Condition and Results of Operations.....................     52

Information About Mobitec...................................     52
  Description of Business...................................     52
  Market for Common Equity and Related Stockholder
    Matters.................................................     53
  Management's Discussion and Analysis of Financial
    Condition and Results of Operations.....................     53

Certain Relationships and Related Transactions of Digital...     56

Compliance with Section 16(a) of the Exchange Act...........     56

Shareholder Proposals.......................................     57

Other Matters...............................................     57

Documents Incorporated by Reference.........................     57

APPENDICES
  Appendix A -- Proxy Card
  Appendix I -- Stock Purchase Agreement
  Appendix II -- Amended Option Agreement
  Appendix III -- Bodin Warrant Agreement
  Appendix IV -- Registration Rights Agreement
  Appendix V -- Trademark License Agreement
  Appendix VI -- form of Promissory Note
  Appendix VII -- Preliminary Outline of Terms, dated
    November 28, 2000, and First Amendement to Preliminary
    Outline of Terms
  Appendix VIII -- Consulting Agreement
  Appendix IX -- Fairness Opinion

  Appendix X -- Mobitec Holding and Subsidiaries
    Consolidated Financial Statements, December 31, 2000 and
    1999 and as of and for the period ended March 31, 2001 and 2000.
  Appendix XI -- Pro Forma Combined Condensed Balance Sheet and Statement of Operations as of and for period ended
    March 31, 2001 and for the year ended December 31, 2000.
  Appendix XII -- Audit Committee Charter
  Appendix XIII -- Amendments to Digital's Bylaws and
    Articles of Incorporation.
  Appendix XIV -- Employment Agreement -- David L. Turney
  Appendix XV -- Employment Agreement -- Lawrence A.
    Hagemann
  Appendix XVI -- Employment Agreement -- Lawrence A. Taylor

     SUMMARY TERM SHEET OF THE MOBITEC ACQUISITION AND RELATED TRANSACTIONS


    This summary term sheet highlights material information from this proxy statement regarding the Mobitec acquisition and related transactions. You should read carefully this entire proxy statement, the information incorporated by reference and the appendices.



YOUR DECISION REGARDING THE MOBITEC ACQUISITION



    - You are NOT being asked to approve the Mobitec acquisition. Digital's Board of Directors has already approved the acquisition. You are being asked to approve the issuance of shares of common stock related to the Mobitec acquisition pursuant to Nasdaq rules. The shares that are proposed to be issued by Digital are:



    - The 430,000 restricted shares. See "Proposal I."



    - The 100,000 shares of Digital's common stock that underlies the warrants provided to the sellers. See "Proposal II."



    - The up to 1,500,000 shares of Digital's common stock that underlies the convertible debentures, if the debentures are converted. See "Proposals III and IV."



    - The 200,000 shares of Digital's common stock that underlies the warrants granted to the convertible debenture holders. See Proposal V.



    - If all of these shares were issued because all the warrants were exercised and the convertible debentures were converted, an additional 2,230,000 shares of Digital's common stock would be issued, representing approximately 41% of Digital's outstanding common stock after exercise and conversion.



    - If any one of the proposals for issuance of shares related to the Mobitec acquisition are not approved, Digital will not be able to proceed with the acquisition.


THE PARTIES TO THE MOBITEC ACQUISITION

    - DIGITAL RECORDERS, INC.
     Digital Recorders, Inc.
     4018 Patriot Drive
     One Park Center, Suite 100
     Durham, North Carolina 27703
     (919) 361-2155

    Digital designs, manufacturers or contracts for the manufacture of, sells, and services products to the transit and transportation market and the law enforcement market. Digital creates and produces products and systems to improve the flow and mobility of people through the transportation infrastructure. Digital markets its products to customers located in North America, Europe and Asia.

    - MOBITEC HOLDING AB, a Swedish corporation
     Bilgatan 7
     442 40 Kungalv
     Gotteburg, Sweden
     Telephone: 46 513 22900


    Mobitec Holding AB makes and supplies information systems for public transport vehicles for the global market. Mobitec information systems include signs for displaying route numbers, destination and next stop in public transport vehicles, primarily buses.

    - THE SELLERS
    The sellers in the Mobitec acquisition transactions are the five shareholders of Mobitec who jointly hold all of the outstanding shares of Mobitec stock. The sellers are Bengt Bodin, Annacarin Bodin, Mattias Bodin, Tobias Bodin and Bertil Lindqvist.



    - DRI EUROPA AB
     DRI Europa is a recently formed Swedish corporation and wholly-owned subsidiary of Digital. It will, either by itself or jointly with Digital, acquire the Mobitec shares. See "Summary of Option Agreement, as Amended." DRI Europa will also act as the holding company for Transit-Media Gmbh, another wholly-owned subsidiary of Digital based in Germany. After the Mobitec Acquisition is completed, Digital anticipates that Mobitec and Transit-Media will operate as separate entities, reporting to their common parent corporation, DRI Europa, and indirectly reporting to Digital's principal office.


MOBITEC ACQUISITION SUMMARY


    - Digital and/or its wholly-owned subsidiary, DRI Europa, is proposing to acquire Mobitec by purchasing all of Mobitec's stock, which is owned by the five sellers. Mobitec will become a wholly owned subsidiary of Digital after completion of the acquisition. The acquisition is subject to Digital shareholder approval of the shares of Digital's common stock being issued as described in Proposals I, II, III, IV and V. The principal terms of the acquisition are set forth in the Stock Purchase Agreement. See "Summary of Stock Purchase Agreement" and Appendix I.



    - The purchase price for Mobitec's shares consists of:


       - cash of $4,210,000, subject to the adjustment described below


       - promissory notes totaling in the aggregate $2,000,000, subject to the adjustment described below



       - The amounts of cash and the promissory notes are subject to adjustment by any discrepancy between the amount of net equity of Mobitec exceeding SEK 100,000 reflected on the closing financial statement of Mobitec for the period January 1, 2001 to March 31, 2001 and the net equity of Mobitec reflected in its interim financial statement at March 31, 2000.


       - 430,000 shares of Digital's common stock valued at $1.90 per share

       - warrants to purchase 100,000 shares of Digital's common stock at an exercise price of $4 per share for five years valued at $62,000. See "Introduction and Summary of Acquisition Transactions."


    - STOCK PURCHASE AGREEMENT



       - The Stock Purchase Agreement sets forth the terms of the purchase of Mobitec shares from the sellers. It sets forth, among other things, the purchase price, as described above, the representations and covenants of the parties and other general provisions. See "Summary of Stock Purchase Agreement," and Appendix I.


    - FINANCING RELATED TO THE MOBITEC ACQUISITION


       - The cash portion of the purchase price is being provided by two sources:



           - Up to $3,000,000 from issuance of the convertible debentures to certain investment funds associated with Renaissance Capital Group, Inc. of Dallas, Texas



           - A loan to DRI Europa from Svenska Handelsbanken AB of Goteborg, Sweden in the amount of SEK 22,000,000 ($2,045,604). See "Summary of the Renaissance Convertible Debenture Preliminary Outline of Terms" and Proposals III and IV.

    - THE CONVERTIBLE DEBENTURES


       - The convertible debentures are convertible into Digital's common stock at an initial conversion price equal to $2.00 per share. Accordingly, the convertible debentures are initially convertible into 1,500,000 shares of Digital's common stock. However, the conversion price is subject to an Automatic Adjustment if certain events occur. If applicable, the conversion price will be reduced, but in no event will the conversion price be less than $1.50 per share.



       - As a result of the Automatic Adjustment, the shares convertible from the convertible debentures could, but are not expected to, exceed 1,500,000, up to 2,000,000 shares. The shareholders are being asked to approve the issuance of only 1,500,000 shares convertible from the debentures. See, Proposals III and IV regarding authorizing the convertible debentures and issuing the debenture shares. See also, Appendix VII, the Preliminary Outline of Terms between Digital and Renaissance Capital Group, as amended.



       - If all or a substantial part of the debentures are converted, this could significantly dilute the holdings of our current shareholders. In addition, if such converted shares are all sold, this could have an adverse effect on the common stock price.



       - The debenture holders are being granted warrants to purchase 200,000 shares of Digital's common stock over 5 years at the closing price on the trading day prior to the date that the Debentures are issued. See Proposal V.


    - THE BODIN WARRANT AGREEMENT


       - The Bodin Warrant Agreement grants to Bengt Bodin warrants to purchase 100,0000 shares of Digital's common stock for five years at an exercise price of $4.00 per share. These warrants will be issued to Mr. Bodin as part of the purchase price of the Stock Purchase Agreement. See "Summary of Bodin Warrant Agreement," Proposal II and Appendix III.


    - THE REGISTRATION RIGHTS AGREEMENT


       - Pursuant to the Registration Rights Agreement, Digital has agreed to register, at its expense, the 430,000 restricted shares and the common stock underlying the Bodin Warrants, as follows:


           - 200,000 of the Restricted Shares and the shares underlying the Bodin Warrants within one year of the date of the agreement and

           - the remaining 230,000 shares on or before two years from the date of the agreement.


       - See "Summary of Registration Rights Agreement," below and Proposal II. See also Appendix IV.


    - THE PROMISSORY NOTES


       - Part of the purchase price of the Mobitec acquisition consists of promissory notes in the aggregate amount of $2,000,000 to be issued collectively to the Bodin Sellers. The amounts of the notes are subject to adjustment by any difference between the amount of net equity of Mobitec exceeding SEK 100,000 ($9,298) reflected on the closing financial statement of Mobitec and the net equity of Mobitec reflected in its interim financial statement at March 31, 2000. The notes are due 36 months from the closing date and bear interest at the rate of 8% from March 13, 2001 to the closing and 9% per annum thereafter, payable on a quarterly basis. A form of the promissory notes is attached to this Proxy Statement as Appendix VI.

FAIRNESS OPINION


    - The Board of Directors has received a fairness opinion, both orally and in writing, from Ivestec Ernst & Company, to the effect that the aggregate consideration paid by Digital in connection with the Mobitec acquisition is fair to the holders of Digital's common stock from a financial point of view. The fairness opinion is based upon certain assumptions made and limits of the matters considered, as more fully described in the fairness opinion. The fairness opinion is attached as Appendix IX. See "Fairness Opinion."



    - John D. Higgins, a director of Digital, is an employee of Investec Ernst and participated in conducting some of the due diligence conducted by Investec Ernst upon which the fairness opinion relies. Investec Ernst is to be paid a fee of $120,000 for delivering its fairness opinion.


BOARD RECOMMENDATION


    - Digital's Board of Directors has unanimously approved the Mobitec acquisition and the related agreements and transactions. The Board recommends that all shareholders approve Proposals I, II, III, IV and V related to the issuance of common stock in connection with the Mobitec acquisition. See "Background and Reasons for the Acquisition."


RISKS AND OTHER FACTORS TO CONSIDER


    - See "Certain Risks and Factors to Consider Regarding Proposals I, II, III, IV and V, page 32.


ACCOUNTING AND TAX TREATMENT OF ACQUISITION


    - Digital will account for the acquisition under the purchase method of accounting in accordance with generally accepted accounting principles. The assets acquired and liabilities assumed pursuant to the Stock Purchase Agreement will be recorded in Digital's consolidated financial statements at their estimated fair market value on the closing date.



    - For United States Federal income tax purposes, no income, gain or loss will be recognized by Digital or the Digital shareholders as a result of the acquisition.


WHO TO CONTACT FOR FURTHER INFORMATION

    - Digital Recorders, Inc.
     4018 Patriot Drive
     One Park Center, Suite 100
     Durham, North Carolina 27703
     (919) 361-2155
     Larry A. Taylor, Chief Financial Officer and Secretary

                              GENERAL INFORMATION

INFORMATION ABOUT THE ANNUAL MEETING


    THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF DIGITAL RECORDERS, INC. ("Digital") for use at the Annual Meeting of Shareholders. The annual meeting will be held at the Microelectronics Center of North Carolina, 3021 Cornwallis Road, Research Triangle Park, North Carolina 27709, on Monday, June 11, 2001, at 11:00 a.m., for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. This proxy statement and the form of proxy will be mailed to shareholders on or about June 1, 2001.


VOTING OF SECURITIES


    The record date with respect to this solicitation is April 18, 2001. All holders of record of Common Stock of Digital as of the close of business on the record date are entitled to vote at the annual meeting. As of that date, Digital had 3,274,475 shares of common stock outstanding, which shares constitute the only class of outstanding shares of Digital entitled to notice of, and to vote at, the annual meeting. Each share of common stock is entitled to one vote.



    A majority of the outstanding shares of common stock must be represented in person or by proxy at the annual meeting in order to constitute a quorum for the transaction of business. If a quorum exists, a proposal is approved if the votes cast in person or by proxy favoring the proposal exceed the votes cast opposing the proposal. Abstentions and broker non-votes are not counted in the calculation of the vote. A proxy may be revoked by the shareholder at any time prior to its being voted by giving notice to the Secretary of Digital, by executing and delivering a proxy with a later date or by voting in person at the annual meeting. Unless the proxy is revoked, or unless it is received in such form as to render it invalid, the shares represented by it will be voted in accordance with the instructions of the shareholder contained therein. If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board of Directors.


    The cost of this solicitation will be borne by Digital, including expenses incurred in connection with preparing and mailing this Proxy Statement. Such expenses will include charges by brokers, banks or their nominees, other custodians and fiduciaries for forwarding proxy material to the beneficial owners of shares held in the name of a nominee. Proxies may be solicited personally or by mail, facsimile, telephone or telegraph. Employees and directors of Digital may solicit proxies but will not receive any additional compensation for such solicitation.

    As a matter of policy, proxies, ballots, and voting tabulations that identify individual shareholders are held confidential by Digital. Such documents are available for examination only by the inspectors of election that are employees appointed to tabulate the votes. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

    If you have additional questions about the proposals discussed in this Proxy Statement you should contact:

    DIGITAL RECORDERS, INC.
    4018 Patriot Drive
    One Park Center, Suite 100
    Durham, North Carolina 27703
    (919) 361-2155
    Attn: Lawrence A. Taylor

    If you would like additional copies of this Proxy Statement, or if you have questions with respect to voting your shares, you should contact Digital's transfer agent:

    Continental Stock Transfer & Trust Company
    2 Broadway
    New York, NY 10004

NO APPRAISAL OR PREEMPTIVE RIGHTS


    Holders of Digital's common stock are not entitled under North Carolina law to seek appraisal of their shares in connection with the acquisition described in the Notice of Annual Shareholders Meeting, including issuance of the restricted shares, issuance of the warrant shares, issuance of the debenture shares and issuance of the shares underlying the warrants granted to the debenture holders. In addition, holders of Digital common stock are not entitled to preemptive rights with respect to the issuance of restricted shares, the issuance of warrant shares, the issuance of debenture shares and issuance of the shares underlying the warrants granted to the debenture holders.


REGULATORY APPROVALS


    Digital is not aware of any state or federal regulatory approvals regarding the acquisition and related transactions that must be obtained.


ANNUAL REPORT


    Digital's annual Report for the fiscal year ended December 31, 2000 including Digital's Form 10-KSB for the year ended December 31, 2000, is enclosed with this Proxy Statement.


FORWARD-LOOKING STATEMENTS IN THIS PROXY STATEMENT

    This proxy statement contains certain forward-looking statements. When used in this proxy statement, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," "believe" and similar expressions are intended to identify forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions and financial trends including, without limitation, business conditions and growth in the markets in which Digital participates and the general economy; competitive factors, such as the entry of new competitors into any of the markets in which Digital participates; price pressures and increased competition in those markets; inventory risks due to shifts in market demand and/or price erosion of purchased components; changes in product mix; that Digital's working capital and existing credit arrangement will be adequate to fund its operations; and the risks and uncertainties listed from time to time in Digital's Securities and Exchange Commission reports and filings. Such statements are based on management's current expectations and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the actual plan of operations, business strategy, operating results and financial position could differ materially from those expressed in, or implied by, such forward-looking statements.

                                  PROPOSAL I.


    TO APPROVE THE ISSUANCE OF THE RESTRICTED SHARES IN CONNECTION WITH THE PURCHASE OF ALL OUTSTANDING SHARES OF MOBITEC HOLDING AB.



    DIGITAL'S ACQUISITION, THROUGH ITSELF AND/OR ITS WHOLLY-OWNED SUBSIDIARY, OF ALL THE OUTSTANDING STOCK OF MOBITEC HOLDING AB ("MOBITEC") (THE "ACQUISITION") AND THE RELATED TRANSACTIONS INCLUDING THE ISSUANCE OF THE RESTRICTED SHARES, ARE SUMMARIZED BELOW. SHAREHOLDERS ARE URGED TO READ THE STOCK PURCHASE AGREEMENT, ATTACHED AS APPENDIX I; THE AMENDED OPTION AGREEMENT, ATTACHED AS APPENDIX II; THE BODIN WARRANT

AGREEMENT, ATTACHED AS APPENDIX III; THE REGISTRATION RIGHTS AGREEMENT, ATTACHED AS APPENDIX IV; THE TRADEMARK LICENSE AGREEMENT, BETWEEN MOBITEC AB AND MOBITEC KLIMAT AB, ATTACHED AS APPENDIX V; THE FORM OF PROMISSORY NOTE, ATTACHED AS APPENDIX VI; THE PRELIMINARY OUTLINE OF TERMS BETWEEN DIGITAL AND RENAISSANCE CAPITAL GROUP, INC., DATED NOVEMBER 28, 2000, AND FIRST AMENDMENT TO PRELIMINARY OUTLINE OF TERMS ATTACHED AS APPENDIX VII; AND THE CONSULTING AGREEMENT, ATTACHED AS APPENDIX; EACH OF WHICH IS INCORPORATED BY REFERENCE.


INTRODUCTION AND SUMMARY OF ACQUISITION TRANSACTIONS


    THE ACQUISITION



    On March 13, 2001, Digital and its wholly-owned subsidiary, DRI Europa AB, entered into an Amended Option Agreement, superseding an Option Agreement dated December 7, 2000, with Bengt Bodin, Annacarin Bodin, Mattias Bodin, Tobias Bodin (collectively, the "Bodin Sellers") and Bertil Lindqvist. Pursuant to the Option Agreement, the sellers granted to Digital and DRI Europa an irrevocable right of option to purchase the sellers' shares of Mobitec Holding AB for the period from March 13, 2001 to June 16, 2001, based upon the occurrence of certain events.



    THE OPTION AGREEMENT



    The Option Agreement provides for two alternative exercises of the option right of Digital and DRI Europa: Option A, in which only DRI Europa purchases the sellers' shares; or Option B, in which both Digital and DRI Europa purchase the sellers' shares. Under either option, the purchase of the Sellers' shares will be made pursuant to the Stock Purchase Agreement, described below. The Stock Purchase Agreement as currently drafted conforms to Option A. If Option B is exercised, the Stock Purchase Agreement will require certain modifications to reflect that both Digital and DRI Europa would be deemed the purchasers. Whether the Option Agreement will be exercised under Option A or B does not affect the material terms of the Stock Purchase Agreement and depends primarily on the tax treatment of the transaction to the sellers under Swedish law. See "Summary of Option Agreement, As Amended," below.



    THE STOCK PURCHASE AGREEMENT



    The Stock Purchase Agreement, which will be executed by the parties after one of the options is exercised pursuant to the Option Agreement, is between Digital and DRI Europa, and the sellers. Under the terms of the Stock Purchase Agreement, which is attached to this proxy statement as Appendix I, subject to certain conditions, DRI Europa and/or Digital has agreed to purchase 100,000 shares of Mobitec Holding AB, a Swedish corporation ("Mobitec"), constituting all of the outstanding stock of Mobitec, from the sellers.



    PURCHASE PRICE



    The purchase price consists of:


    - 5,700,000 Swedish Krona (SEK) (at an assumed exchange rate of .092982 such that SEK 5,700,000 is equal to US $530,000) to be paid to Lindqvist for his shares of Mobitec;


    - Subject to adjustment following the Closing Date, based upon a comparison of Mobitec's net equity as set forth in the closing financial statement for the period January 1, 2001 to March 31, 2001 and the net equity as of March 31, 2000:


       - $3,680,000 to be paid to the Bodin Sellers;


       - promissory notes totaling in the aggregate $2 million to be issued to the Bodin Sellers, collectively, on the closing date;

    - 430,000 restricted shares of Digital (valued at $1.90 per share) to be transferred to the Bodin Sellers on the closing date; and,


    - Warrants to purchase in the aggregate 100,000 shares of Digital's common stock at an exercise price of US $4.00 per share for a period of five years issued to Bengt Bodin pursuant to the Bodin Warrant Agreement, valued at a total of $62,000.


    Interest on the cash portions of the consideration to be paid to the sellers and on the promissory notes shall accrue at the rate of eight percent per annum from March 16, 2001 up to the closing date of the Stock Purchase Agreement and related agreements. The promissory notes bear interest at 9% per annum after closing. In the event Digital elects not to proceed with the Mobitec acquisition for reasons not attributable to the sellers and does not exercise one of the options under the Option Agreement, interest shall be paid to the sellers for the period from March 16, 2001 through June 16, 2001 at eight percent per annum.



    THE RESTRICTED SHARES



    The 430,000 restricted shares will be transferred to the Bodin Sellers on the closing date, subject to all of the terms and conditions of the Registration Rights Agreement, attached as Appendix IV. See "Summary of Registration Rights Agreement," in Proposal II, below. Two hundred thousand shares of the 430,000 restricted shares to be transferred to the Bodin Sellers at closing are to be registered by Digital within one year of the closing of the Stock Purchase Agreement. The remaining 230,000 restricted shares are to be registered by Digital within two years of the Closing.



    THE PROMISSORY NOTES



    The promissory notes to be issued to the Bodin Sellers at closing total in the aggregate $2 million and will be issued collectively to the Bodin Sellers on the closing date. The aggregate amount of the notes are subject to proportionate adjustment, whether increase or decrease, by any difference between the amount of net equity of Mobitec reflected on the closing financial Statement of Mobitec and SEK 10,867,000 ($1,010,435), to the extent the difference exceeds
SEK 100,000 ($9,298). The notes are due 36 months from the closing date and bear interest from March 13, 2001 through closing at 8% and at the rate of 9% per annum thereafter, payable on a quarterly basis. The notes are unsecured. A form of the promissory notes is attached to this Proxy Statement as Appendix VI.



    FINANCING FOR CASH PORTION OF PURCHASE PRICE



    The cash portion of the purchase price is being provided by two separate sources: (1) the authorization and issuance of up to $3 million in convertible debentures by Digital to certain investment funds associated with Renaissance Capital Group, Inc. of Dallas, Texas; and, (2) a loan to DRI Europa from Svenska Handelsbanken AB of Goteborg, Sweden in the amount of SEK 22,000,000 ($2,045,604) (the "Acquisition Loan"). See "Summary of the Renaissance Convertible Debenture Preliminary Outline of Terms."



    THE CONVERTIBLE DEBENTURES



    The convertible debentures are convertible into Digital's common stock at an initial conversion price equal to $2.00 per share. Accordingly, the convertible debentures are initially convertible into 1,500,000 shares of Digital's common stock. However, the conversion price is subject to an automatic adjustment if
(i) Digital does not attain certain financial performance goals, to be agreed upon, and (ii) the market price of Digital's common stock is below the conversion price at the time of publication of Digital's financial results for the period. If applicable, at the adjustment date, the conversion price will be reduced to equal the volume-weighted average closing price for Digital's common stock over a ten day trading period following Digital's public release of that year's financial results, but in no event will the conversion price be less than $1.50 per share. Therefore, as a result of the automatic adjustment, the shares of Digital convertible from the convertible debentures could, but are not expected to, exceed 1,500,000, up to a maximum of 2,000,000 shares. See, Proposal III and IV regarding the authorization of the convertible debentures and the issuance of the debenture shares. As part of the debenture financing, the debenture holders will be granted warrants to purchase 200,000 shares of Digital's common stock for 5 years at the closing price on the trading day prior to the date that the debentures are issued. See Proposal V.



    THE BODIN WARRANT AGREEMENT



    The Bodin Warrant Agreement, which is attached as Appendix III, provides for a grant by Digital to Bengt Bodin of warrants to purchase 100,000 shares of Digital's common stock for a period of five years at an exercise price of $4.00 per share. The warrants can be exercised in cash or by the non-cash conversion provision. Bodin can offset and reduce any part or all of the exercise price by the sum of the unpaid principal balance on the promissory note, plus accrued and unpaid interest. Pursuant to the Registration Rights Agreement, the common shares underlying the warrants will be registered by Digital within one year from the date of closing of the Stock Purchase Agreement. See "Summary of Bodin Warrant Agreement," below in Proposal II. See Proposal II regarding the Warrant Shares Issuance.


    See "Description of Securities Issued Pursuant to the Acquisition."


    PERCENTAGE OF SHARES TO BE ISSUED IN CONNECTION WITH THE ACQUISITION



    The 430,000 restricted shares of Digital's common stock constitutes approximately 13% of Digital's common stock outstanding on April 18, 2001. The 100,000 shares of common stock underlying the Bodin Warrants represent approximately 3% of Digital's common stock on April 18, 2001 and would constitute approximately 3% of the common stock after exercise. The 1,500,000 shares of common stock underlying the convertible debentures represent approximately 46% of Digital's common stock on April 18, 2001 and would constitute approximately 29% of the common stock after conversion. The 200,000 shares of common stock underlying the warrants granted to the debenture holders represent approximately 6% of Digital's common stock as of April 18, 2001 and approximately 6% after exercise. After closing of the Stock Purchase Agreement and related transactions, the restricted shares, the shares underlying the Bodin Warrants, the shares underlying the convertible debentures and the shares underlying the warrants granted to the debenture holders, (collectively, 2,230,000 shares) would together constitute approximately 68% of Digital's common stock outstanding on April 18, 2001 and would constitute approximately 41% of Digital's common stock after exercise and conversion.



    DILUTION TO CURRENT SHAREHOLDERS



    If all of the 2,230,000 shares of Digital's common stock in connection with the Mobitec acquisition are issued, exercised and converted, the existing shareholders' percentage share of Digital's outstanding common stock will be significantly diluted. See "Certain Risks and Factors to Consider Regarding Proposals I, II, III, IV and V--Dilution of Existing Shareholders." In addition, if the Bodin Warrants and the shares underlying the warrants granted to the debenture holders are exercised and the convertible debentures are converted, Bengt Bodin and the investment funds associated with Renaissance Capital will hold significant amounts of Digital's common stock. These new stockholders, along with the Bodin Sellers, could have a material impact on Digital's decision making when a shareholder vote is required and upon the control of the corporation.



    BOARD APPROVAL



    The Board of Directors has unanimously approved the execution and delivery of the Stock Purchase Agreement, the acquisition and the related transactions, including the issuance of the Restricted Shares, the Warrant Shares, the Debenture Shares and the shares underlying the warrants granted to the debenture holders contained in Proposals I, II, IV and V, along with the authorization of the convertible debentures in Proposal III. The Board has also approved the Acquisition Loan.



    SHAREHOLDER APPROVAL OF ISSUANCE OF STOCK



    Because the Stock Purchase Agreement and related transactions may collectively involve the issuance of common stock in excess of 20% of the currently outstanding shares of Digital's common stock, the Nasdaq Stock Market, Inc. ("Nasdaq") Marketplace Rules require that Digital obtain the approval of the issuance of shares by the holders of a majority of the votes present and voting at the annual meeting. Pursuant to the enclosed proxy, the Board of Directors is submitting the issuance of the shares in connection with the acquisition, set forth in Proposals I through V, to the shareholders for approval. Shareholder approval is not required, and will not be requested, for the acquisition itself or the related agreements.



    Unless the required majority of the votes for approval of Proposals I, II, III, IV and V is obtained, none of Proposals I, II, III, IV and V will be implemented and the acquisition and the related transactions will not be completed. As of the date of this Proxy Statement, the Board of Directors anticipates completing the stock purchase as soon a practicable after the annual meeting, assuming satisfaction or waiver of all conditions to closing. See "Summary of Stock Purchase Agreement -- Closing Conditions."



FAIRNESS OPINION



    Digital's board of directors has received a fairness opinion, both orally and in writing, from Investec Ernst & Company, to the effect that the aggregate consideration paid by Digital in connection with the Mobitec acquisition is fair to the holders of Digital's common stock from a financial point of view. See "Fairness Opinion." The written fairness opinion is attached to the proxy statement as Appendix IX.



    John D. Higgins, a director of Digital, is an employee of Investec Ernst and participated in conducting some of the due diligence upon which the fairness opinion relies. Investec Ernst is to be paid a fee of $120,000 for delivering its fairness opinion. Mr. Higgins will not receive any portion of that fee. See "Factors Considered by the Board of Directors Regarding the Acquisition," "Interest of Certain Persons in Proposed Acquisition" and "Certain Risks and Factors to Consider Regarding Proposals I, II, III, IV and V--Involvement of John Higgins, a Director of Digital, With Fairness Opinion."



    MOBITEC EMPLOYEES AND THE CONSULTING AGREEMENT



    In order to induce certain Key Employees of Mobitec to remain with the company after the Acquisition, Digital has required, as part of the Stock Purchase Agreement, that such key employees' employment contracts remain in full force and effect. As further inducement for certain key employees to remain with Mobitec, Digital may, within its sole discretion, grant certain warrants or options to some or all Mobitec employees after the acquisition is completed.



    Prior to the closing date, Mobitec has pledged that all existing options held by Mobitec personnel, granted pursuant to Mobitec's Stock Option Program, to purchase shares of Mobitec stock will have been extinguished or retired so that there will be no outstanding options to purchase Mobitec's stock.



    As a condition to the Stock Purchase Agreement, at or before the closing date, Digital will enter into a Consulting Agreement with Bengt Bodin for a period of three years. Further, Digital has agreed to continue the administration of Bengt Bodin's pension arrangement. The Sellers have represented in the Stock Purchase Agreement that Bengt Bodin's pension arrangement will not have any negative impact on the financial position of Mobitec or any subsidiary.

THE COMPANY

Digital Recorders, Inc.
4018 Patriot Drive
One Park Center, Suite 100
Durham, North Carolina 27703
(919) 361-2155

    DRI designs, manufacturers or contracts for the manufacture of, sells, and services products to the transit and transportation market and the law enforcement market. Digital creates and produces products and systems to improve the flow and mobility of people through the transportation infrastructure. DRI markets its products to customers located in North America, Europe and Asia.

MOBITEC HOLDING AB

Bilgatan 7
442 40 Kungalv
Goteborg, Sweden
Telephone: 46 513 22900


    Mobitec makes and supplies information systems for public transport vehicles for the global market. Mobitec information systems include signs for displaying route numbers, destination and next stop in public transport vehicles, primarily buses. For further information about Mobitec, see "Information About Mobitec," below.


DRI EUROPA

    DRI Europa is a recently formed Swedish corporation and wholly-owned subsidiary of Digital which will act as a holding company for the Acquisition of the Mobitec shares pursuant to the Stock Purchase Agreement if Option A of the Option Agreement is exercised. If Option B of the Option Agreement is exercised, DRI Europa and Digital will purchase the Mobitec shares. DRI Europa will also act as the holding company for Transit-Media Gmbh ("Transit-Media"), another wholly-owned subsidiary of Digital based in Germany.


    After the acquisition is completed, Digital anticipates that Mobitec and Transit-Media will operate as separate entities, reporting to their common parent corporation, DRI Europa, and indirectly reporting to Digital's principal office. Digital expects that the marketing of Mobitec products after the acquisition will be to existing Mobitec customers and by existing means used by Mobitec. Digital does not anticipate any integration with Mobitec's operational or marketing functions. Digital expects that there will be some minor integration with Mobitec at an administrative level, primarily related to the integration of financial reporting. Digital expects that Digital and Mobitec will share technology where appropriate. In general, Digital anticipates that Mobitec will operate under the Digital umbrella in essentially the same fashion it has operated prior to the acquisition.


BACKGROUND AND REASONS FOR THE ACQUISITION


    Digital, as stated in its strategic business plans, as reviewed and approved by Digital's Board of Directors, seeks to increase growth through acquisition of profitable businesses operating in its core markets. Digital is seeking acquisition candidates that will diversify its business in geographic coverage, served markets and/or technological capability. Acquisition candidates must possess strong operating management, capable of managing not only the acquired business within Digital's management structure, but also of strengthening the overall Digital operating structure.


    Mobitec is a profitable company that meets Digital's profile for acquisition candidates. Mobitec was founded in 1987 by Bengt Bodin and employs approximately 45 people. It has a principal operating office in Herrljunga, Sweden, located about a one-hour drive East-Northeast of Goteborg, Sweden. Access from Central Europe is typically by land/sea from Denmark or via air through either the Goteborg or Stockholm International Airports. Mobitec is thus situated in a strategically important segment of this overall general niche market and is further positioned to serve the former Eastern Block markets. Mobitec has one wholly-owned subsidiary, Mobitec AB, which in turn owns 100% of Mobitec Gmbh, located in Weinstadt, Germany and Mobitec Australia Pty Ltd., which is located in Sydney, Australia. In addition, Mobitec AB owns 50% of a company operating in Caxias do Sul, Brazil known as Mobitec Ltda. Two other subsidiaries of Mobitec, Hexair AB and Mobitec Klimat AB, are not part of the Stock Purchase Agreement and are to be sold to Bengt Bodin prior to the Closing Date.

    The two subsidiaries of Mobitec not being acquired by Digital, Hexair and Klimat, were sold on December 31, 2000 and January 1, 2001, respectively. The combined sales of these two subsidiaries for fiscal years 2000 and 1999 was less than 6% of the total Mobitec sales for these years. The net income for these two subsidiaries was a net loss of SEK 1,314,000 ($143,000) for 2000 and a net income of SEK 113,000 ($14,000) for 1999. Klimat and Hexair have product lines not compatible with the electronic destination sign systems and voice annunciation next stop systems of Digital. Klimat and Hexair manufacture climate control devices and equipment such as blower heaters and control systems for the European bus industry. Digital believes that the transfer of these two businesses will have no material effect on Mobitec's business.

    Discussions with Mobitec started at the American Public Transportation Association ("APTA") annual meeting and exposition in Orlando in October 1999 where Bengt Bodin, majority shareholder of Mobitec, talked with David L. Turney, CEO of Digital, after having heard, through industry circles, Digital was planning to initiate growth through acquisition. Turney made clear Digital's long-term plans and in response Bodin delivered initial brief financial information. This contact had roots in many years of previous contact in the industry between Bodin and Turney.

    Mobitec generated net sales of approximately $12.4 million and a net loss of $21,000 for its fiscal year ending December 31, 2000. The consolidated financial statements of Mobitec Holding AB and Subsidiaries for the fiscal years ended December 31, 2000 and 1999 and for the three months ended March 31, 2001 and 2000 are attached as Appendix X to this Proxy Statement.


    Mobitec sells electronic destination sign systems primarily in the Nordic market (consisting of Iceland, Greenland, Sweden, Norway, Denmark and Finland) and in the Scandinavian market (Sweden, Norway, Denmark and Finland). Mobitec's sign system technology is compatible with the Twin Vision-Registered Trademark-technology of Digital, although Mobitec uses a technologically less advanced flip-dot display with indirect illumination. Because the traditional flip-dot system using indirect illumination employed by Mobitec is typically less expensive than the Twin Vision technology, the acquisition of Mobitec positions Digital to offer two-tier product pricing. Outside of Europe, Mobitec operates in Australia and operates through a 50% owned joint venture in Brazil. Mobitec has also established a sales office subsidiary in central Germany.



    Mobitec company management includes a strong operational, marketing, and technical team reporting to a Management Board chaired by Mobitec founder Bengt Bodin. Digital believes that Mr. Bodin is respected in the transit markets as a trustworthy customer-oriented businessman. Based upon Digital's observations, Mobitec also enjoys this favorable image. Mr. Bodin wants to withdraw from day-to-day Mobitec business to pursue other interests but intends to make sure that the Mobitec business continues to thrive. Thus, Mr. Bodin is seeking a special type of buyer; one which will grow the Mobitec business, protect what he created, provide growth opportunities for the personnel, and at the same time, provide liquidity to his Mobitec investment.


    Approximately two years ago, Mr. Bodin started preparing to reduce his direct involvement in Mobitec's business. He personally stepped-back from day-to-day operating detail. A former marketing person in the company was appointed Managing Director. A management Board was structured so the company functions much like a USA public company. Quarterly meetings are held for the Management Board to oversee business activities and plans as reported by the Managing Director. Having operated in this manner for two years, Mobitec is now ready to make a transition in ownership with minimal disruption.


    While there is some minimal market overlap, Mobitec serves several markets not currently served by Digital. Essentially, Mobitec brings added market coverage that could coincide with that of Transit-Media. Based upon last year's net sales, adding Mobitec's market presence would almost quintuple Digital's international business sales volume. In addition, Digital expects that the Mobitec acquisition will benefit Transit-Media and Twin Vision of North
America, Inc., Digital's destinations signs systems' supplier in the United States, by allowing cost savings through increased volume component purchasing. Finally, Mobitec may be in a position to assist in sales and marketing in Europe of other products of Digital, such as its "Talking Bus" product.



    From the initial meeting in Orlando, numerous meetings have been held, together with many separate communications. These communications and discussions established parameters of a possible deal structure potentially attractive to both the buyer and seller. The initial discussions between the parties were primarily between Bengt Bodin and Mr. Turney. As the discussions progressed, Digital management, its Board, its Executive Committee, as well as Digital's accountants and legal counsel became involved in the discussions. Digital engaged Swedish public accountants and lawyers and its independent public accounting firm and general counsel during the due diligence review in August 2000. These advisors have been involved since that time. Investec Ernst & Company was retained in December 2000 to prepare and issue a fairness opinion. In early 2000, it became clear discussions had reached a point that it would be productive to enter more serious negotiations. At several meetings, including a meeting in May 2000 at Digital's headquarters in Research Triangle Park, North Carolina, the framework of an initial proposal from Digital was designed. This framework also included detailed discussion about how Mobitec might fit with Digital in market, technology, operational and corporate contexts.



    In mid 2000, Digital management compiled a business case analysis and proposal for the acquisition of Mobitec. On approximately June 17, 2000, this analysis and proposal was considered by Digital's Executive Committee, consisting of John Pirotte, James Meese, John Reeves and David Turney, and recommended to the full Board of Directors for approval. Approval was granted in a July 24, 2000 meeting and management prepared and issued to Mobitec a non-binding letter of intent ("Letter of Intent"). The Letter of Intent was presented to the Sellers in two meetings in late July 2000, including one in Sweden accompanied by a visit to the Mobitec facilities and subsequently, a second meeting at Digital's facilities. After minor adjustment at the request of the sellers, the Letter of Intent was subsequently signed by Bodin, on or about August 7, 2000 having voting control of Mobitec and acting with consent of all owners and board members of Mobitec. The Letter of Intent outlined Digital's non-binding offer to acquire Mobitec for a purchase price consisting of cash of $4.25 million, 430,000 shares of restricted Digital common stock valued at $3 per share, a promissory note to the seller of $2 million and a consulting fee to Bengt Bodin over three years, valued at $480,000, totaling approximately $8 million. The Letter of Intent further contemplated exchanging the options of Mobitec employees and management for warrants to purchase Digital common stock. The Letter of Intent was contingent upon, among other things, the parties' agreeing to the terms of a definitive purchase agreement, Digital's securing suitable financing, the parties' conducting appropriate due diligence and Digital's and Mobitec's board and shareholders approving the transaction.



    Management retained legal counsel in Sweden skilled in international transactions to assist with the legal, tax, and structural issues associated with this type transaction. At the advice of legal counsel, plans were made to establish a holding company subsidiary in Sweden -- "DRI Europa" -- through which the acquisition would be made. From this preliminary planning, the acquisition process entered the detail investigation and work phase.

    Due diligence, detail point negotiations and development of a definitive Stock Purchase Agreement spanned the time from August through December 7, 2000, at which time the acquisition was agreed in full subject to approval of the Digital Board of Directors and Digital's exercise of the Option Agreement, as amended. In parallel with this phase, Digital management pursued numerous alternatives for funding of the acquisition, including sources developed prior to the Letter of Intent. The Stock Purchase Agreement does not differ materially from the principal terms of the Letter of Intent. Digital's board approved management's recommendations to acquire Mobitec, including the material terms of the Stock Purchase Agreement on October 9, 2000. The Board approved the Stock Purchase Agreement and Option Agreement on December 18, 2000.


    The acquisition was structured as a purchase option because cash consideration was being given plus other consideration in the form of promissory notes, stock and warrants. Under such circumstances, accounting for the acquisition as a pooling of interests was not appropriate.


    The original Option Agreement was signed on December 7, 2000 and was superseded by the Amended Option Agreement, dated March 13, 2001. The original Option Agreement required that the closing of the Stock Purchase Agreement occur on or before February 28, 2001. Because approval by Digital's shareholders could not be obtained prior to that date and the Digital and Mobitec financial statements were required to be updated based upon applicable SEC rules, the Amended Option Agreement was entered into, which, among other things, extended the time for Digital and/or DRI Europa to close the Stock Purchase Agreement up to June 16, 2001.



    Funding for the cash component of the purchase price of the Stock Purchase Agreement will consist of the Acquisition Loan and debt securities (the convertible debentures) issued by Digital. The Acquisition Loan is being provided by a Swedish Bank, Svenska Handelsbanken AB, and is in the amount of SEK 22 Million ($2 million), to be repaid over five years in annual installments of SEK 4,400,000 ($409,121) each. The loan is secured by all of the shares of Mobitec Holding AB. In addition, Svenska Handelsbanken is loaning SEK
20 Million ($2 million) to Mobitec AB and 1 Million German Marks to Transit-Media Gmbh for general working capital needs in a form similar to revolving asset based lending. The convertible debentures issuance and authorization is described more fully in Proposals III and IV, below.


FACTORS CONSIDERED BY THE BOARD OF DIRECTORS REGARDING THE ACQUISITION


    In considering the acquisition and related transactions, the Board of Directors took into account a number of considerations, including


    - the results of the due diligence review conducted on Mobitec's operations by Digital management and legal counsel. In particular, Digital management, Committees and Board received and reviewed Mobitec financial statements presented in accordance with Swedish GAAP for the years ended 1999, 1998 and 1997, audited by Ernst & Young, Goteborg, Sweden that clearly supported the positive net income of the consolidated company. The due diligence results were in more detail and supported the actual shipments to internal and external customers for 2000 and 1999. Further, Digital prepared forecasts of Mobitec's financial results for the years 2000 through 2003 based upon Mobitec's historical financial statements, information and estimates from Mobitec management and estimates and projections of Mobitec's income statement prepared by Digital, both by itself and as consolidated with Digital. The results of these projections and analysis, along with the due diligence conducted, supported Digital's conclusion, and Mobitec's representation, that Mobitec was profitable and was believed to be profitable in future. See table based upon Digital management's analysis during the fall 2000, "Mobitec Historical (1997-1999) and Projected (2000-2003) Sales and Net Income," below.

    - the Executive Committee's recommendation to the Board of Directors;

    - the strategic and operational advantages that could result from the Acquisition of Mobitec and the combination of its manufacturing contacts, product line and management to Digital's business;

    - the terms of the Stock Purchase Agreement and related documents, including the purchase price to be paid in relation to the value to be received, the parties' respective representations, warranties and covenants and the conditions to their respective obligations; the purchase price was calculated based upon a pro forma statement of Mobitec's anticipated net income and cash flow, and was approximately five to six times earnings and cash flow; and


    - the fairness opinion of Investec Ernst & Company delivered orally to management and delivered in writing to the Board of Directors, dated
      May 8, 2001, stating in effect that the aggregate consideration paid by Digital in connection with the Stock Purchase Agreement and the related transactions is fair, from a financial point of view, to the holders of Digital's common stock. See, "Fairness Opinion." Digital's board considered that John Higgins, a director of Digital, is employed by Investec Ernst and performed some of the due diligence with respect to the fairness opinion. To Digital's knowledge, Mr. Higgins will receive no financial benefit from Investec Ernst's rendering of the fairness opinion. Digital's board considered Mr. Higgins' involvement in the fairness opinion not to constitute a conflict of interest and believes that the input Mr. Higgins had on the fairness opinion to be unbiased and objective. Mr. Higgins was not involved in the analyses performed by Investec Ernst nor the rendering of the fairness opinion. The board believed that Mr. Higgins' knowledge of Digital's business, market, industry and management personnel would improve the accuracy of the fairness opinion and outweighed any appearance of conflicting interest.



    - the Board of Directors' conclusion that the stock purchase and the acquisition of Mobitec would bring substantial value to Digital.


    - the fact that Mobitec manufactures and sells similar transit industry products using similar and like technology;

    - Mobitec is postured for continued growth. Mobitec has expanded its operations through the formation of subsidiaries in Australia, Germany and Brazil. These markets are believed by Digital management to be full of potential for further growth, with resulting increases in net sales. Digital management has met with the Mobitec management team in Sweden and Brazil and is quite comfortable with the operations, markets and management personnel.

    - Mobitec and its subsidiaries have the management infrastructure in place that will not increase the administrative and operations personnel burden on Digital. This factor is important in considering the culture of Mobitec, as Digital does not have the personnel to effectively manage the day-to-day operations and oversee all the future marketing, operating and administrative activity of Mobitec.


    - The acquisition supports Digital's strategic business plan by improving shareholder value by growth through acquisition. The anticipated increased revenue base from the acquisition will better enable Digital to weather changes in geographical sales fluctuations and other economic situations. Digital also expects that the attendant increase in size and financial health that the acquisition will bring will permit more favorable access to both capital and financial markets than was previously available.


    - Digital has a favorable commitment for the Acquisition Loan. Digital has a commitment to enter into a term loan agreement with the largest Swedish bank, Svenska Handelsbanken, at far more favorable interest rates than were available in the United States. The Bank will also underwrite revolving credit facilities in continental Europe for Germany and in Sweden to cover all Scandinavian customers in Sweden, Finland, Denmark and Norway. In addition to both term and credit facilities, the Bank will also administer all cash and treasury management services required.

    The following table reflects some of the financial information and projections made by Digital management in the fall of 2000. See Appendix X for the actual results of Mobitec for 2000 and 1999.

 MOBITEC HISTORICAL (1997-1999) AND PROJECTED (2000-2003) SALES AND NET INCOME

YEAR ENDED
DECEMBER 31                    1997         1998         1999         2000          2001          2002          2003
-----------                 ----------   ----------   ----------   -----------   -----------   -----------   -----------
SEK:
SALES.....................  61,800,000   80,322,808   91,939,000   107,464,000   136,828,000   149,637,585   167,637,585
NET INCOME (LOSS).........  (1,613,495)   3,580,363    3,517,490     4,224,158    13,302,145    15,189,072    17,516,295
U.S. $
SALES.....................   5,994,000    7,790,000    8,917,000    10,422,000    13,270,000    14,513,000    16,258,000
NET INCOME (LOSS)
  (after income taxes)....    (156,000)     347,000      341,000       410,000     1,290,000     1,473,000     1,699,000


    The Board also considered various countervailing factors in its deliberations concerning the Transactions, including,



    - whether Digital's growth plans could be fulfilled internally. However, the Board determined that internal growth of the magnitude achieved by the acquisition could not reasonably be met internally within a reasonable time frame. In addition, the Board concluded that Digital would probably not be successful in attempting to compete against Mobitec in its established markets. Instead, Mobitec presented an opportunity to expand into new markets with a successful company that manufactured compatible products. The Board did not become aware of any similarly situated companies that were seeking acquisition partners during this time period.



    - The significant number of shares to be issued by Digital in connection with the acquisition. Including the restricted shares to be transferred to the Bodin Sellers, the Warrant Shares, the shares underlying the convertible debentures and the shares underlying the warrants granted to the debenture holders, a total of 2,230,000 additional shares of Digital's common stock will or may be issued in connection with the acquisition. The Board considered the substantial dilution that would occur to existing shareholders if some or all of these additional shares were issued.



    - The possibility that the acquisition, because it would significantly increase Digital's market presence in the destination sign systems market, particularly in Europe, might attract the attention of larger competitors. This could lead to more competitive pricing by Mobitec's and Transit-Media's competitors.



    - The risks associated with the financing for the purchase price of the acquisition. The Acquisition Loan through Svenska Handelsbanken AB, which will provide part of the cash portion of the purchase price, is secured by all of the Mobitec shares that Digital is purchasing in the acquisition. If Digital were to default on the Acquisition Loan, Svenska Handelsbanken AB could foreclose upon and take possession and ownership of the Digital's shares of Mobitec. Part of the cash portion of the purchase price is being funded by the issuance of the convertible debentures. The debentures are secured by all assets of Digital and its subsidiaries, subordinated only to senior and asset-backed lenders. If Digital were to default on its obligation to repay the debentures in accordance with their terms, any of the assets of Digital could be at risk in a foreclosure to satisfy the unpaid principal and interest due.



    - The possibility of the adverse effect of an economic downturn. The board considered the adverse effects that could follow from an economic downturn or recession upon Digital's business after the acquisition of Mobitec.

    - The possibility that new technology might adversely effect Digital's business. The board considered that new, unforeseen technological advances by its competitors might adversely effect Digital's business after the acquisition of Mobitec.



    - The possibility that Digital might not be able to retain certain key Mobitec employees. Part of Digital's reasons for the proposed acquisition of Mobitec is the quality of its management and employees. The board considered the adverse effect that losing certain management and key employees would have on the continued business of Mobitec after the acquisition. The effect of losing certain key management personnel might make the transition and integration of Mobitec's business more difficult. In addition, the loss of such key personnel could have an overall negative effect on the productivity, moral and revenues of Mobitec's operations after the acquisition.



    - the risks described below (see "Certain Risks and Factors to Consider Regarding Proposals I, II, III, IV and V", page 32);


FAIRNESS OPINION


    In December 2000, Investec Ernst & Company ("Investec Ernst") confirmed to the Board of Directors that it would consider delivering a fairness opinion to Digital's Board concerning the aggregate consideration paid in connection with the Stock Purchase Agreement and related transactions. The aggregate consideration paid in connection with the Stock Purchase Agreement was initially determined by Digital after negotiating with the sellers. Investec Ernst did not recommend or determine the amount of the purchase price. Subsequently, after conducting due diligence and investigation, Investec Ernst delivered an oral fairness opinion and, on May 8, 2001, a written fairness opinion, to Digital management, to the effect that, as of that date, the aggregate consideration paid by Digital in connection with the Stock Purchase Agreement and the related transactions is fair, from a financial point of view, to the holders of Digital common stock. In connection with the fairness opinion, John D. Higgins, an employee of Investec Ernst, who also serves on the Company's Board of Directors, visited Digital and Mobitec and interviewed the management of both companies. In addition, Investec Ernst (including investment bankers other than Mr. Higgins) conducted (i) a financial analysis (ii) operational analysis and (iii) a limited comparables analysis assuming the complete accuracy and completeness of all materials, written and verbal, provided by Digital's and Mobitec's management. The fairness opinion addresses only the fairness to Digital's common shareholders, from a financial point of view, of the aggregate purchase price to be paid by Digital for the Shares of Mobitec. A copy of the fairness opinion is attached as Appendix IX to this proxy statement and should be read in its entirety for a description of the procedures followed, assumptions and qualifications made, matters considered and the limits of the review undertaken by Investec Ernst. The written fairness opinion is based on conditions as of its date and, although subsequent developments could have a material effect on the opinion stated, the fairness opinion will not be updated.



    Investec Ernst & Company, a registered broker dealer and a member of the New York Stock Exchange and the NASD, is a full service securities firm and investment bank. Through its acquisition of Royce Investment Group in 1999, Investec is familiar with Digital: Royce acted as a financial advisor to Digital in connection with an earlier acquisition by the Company, provided certain other investment banking services to the Company from time to time and acted as lead manager of its initial public offering. In addition, Investec has been and continues to be an active market maker on the Nasdaq market in the shares of Digital. Investec Ernst was selected by Digital to provide the fairness opinion because of Digital's familiarity with Investec Ernst/Royce Investment Group, its knowledge of the industry and ability to act expeditiously and efficiently. No material relationship exists or has ever existed between Investec Ernst and Mobitec or any of its subsidiaries. Investec Ernst did not receive any instructions from Mobitec or its affiliates concerning the fairness opinion and there were no limitations imposed by Mobitec or its affiliates on the scope of Investec Ernst's investigation.

    In arriving at its fairness opinion and the basis therefor, Investec Ernst, among other things, reviewed:


    - the Stock Purchase Agreement;

    - the Option Agreement, as amended;

    - the Bodin Warrant Agreement;


    - the form of promissory note;


    - the Consulting Agreement;

    - the Registration Rights Agreement;


    - the consolidated financial statements of Mobitec and subsidiaries for the fiscal years ended December 31, 2000 and 1999; and


    - the pro forma combined financial statements of Mobitec Holding AB and Digital at December 31, 2000.


    In addition, Investec Ernst conducted such other investigations, financial analyses and studies and reviewed such other information and factors as it deemed appropriate for the purposes of its fairness opinion.


    Investec Ernst concluded from its review that the each of the above referenced documents was appropriately prepared and was complete, accurate and valid. The financial information was complete and reflected all necessary information that was required to perform a thorough valuation of Mobitec.


    In arriving at its opinion, Investec Ernst assumed and relied upon the accuracy and completeness of all of the financial and other information that was publicly available or provided to it by or on behalf of Digital and Mobitec, and was not engaged to, nor did it, independently verify any such information. Investec Ernst assumed, with Digital's consent, that (i) all material assets and liabilities (contingent or otherwise, known or unknown) of Digital and Mobitec are as set forth in their respective financial statements, and the pro forma adjustments thereto set forth in the draft Proxy Statement available on the date of such opinion will not be materially altered; and (ii) the acquisition will be accounted for as a purchase transaction. Investec Ernst also assumed that the financial forecasts of Digital and Mobitec examined by Investec Ernst were reasonably prepared on a basis reflecting the best available estimates and good faith judgments of Digital's senior management as to future performance of Digital, and Mobitec's senior management as to future performance of Mobitec. In conducting its review, Investec Ernst did not undertake nor obtain an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Digital or Mobitec. Investec Ernst's opinion necessarily is based upon economic, monetary, exchange rate, market and other conditions as they existed and could be evaluated on the date of the opinion, and does not predict or take into account any changes which may have occurred, or information which may have become available, after the date of such opinion. Investec Ernst's opinion does not constitute an opinion as to any price at which Digital Common Stock will actually trade at any time.


    Investec Ernst's determination on the fairness of the purchase price from a financial point of view was based upon average and weighted averages of the following valuation techniques:

    - Valuation based upon discounting future cash flows.

    - Valuation based upon a multiple of revenue of similar listed companies.

    - Valuation based upon a multiple derived from assessing the ratio of the share price to the book value of similar listed companies.

    - A revenue valuation model based upon a multiple of revenue of a sample of listed companies in the similar industry having similar revenues and gross profit percentages to Mobitec.

    - A share price to book value valuation model based upon a multiple of price to book values of a sample of listed companies in the similar industry having similar revenues and gross profit percentages to Mobitec.

    The results obtained from the above valuation analyses indicated the purchase price was fair in connection with the acquisition of Mobitec. Other factors that were used to indicate the fairness of the consideration paid included, an analysis of the earnings per share, selective legal and business due diligence and other qualitative and quantitative factors.


    Below please find a table which describes the valuation techniques or metrics utilized, the analysis and conclusions reached by Investec Ernst and how each relates to the fairness of the consideration paid for the acquisition of Mobitec.



                                                                               HOW RESULTS RELATE TO
                                                                                THE FAIRNESS OF THE
  VALUATION TECHNIQUE             ANALYSIS                  RESULTS                  VALUATION
1. Discounting EBITDA(1)  The future cash flows of  The valuation obtained    The valuation computed
  and future cash flows.  Mobitec were discounted   from discounting EBITDA   using this model exceeds
                          to May 1, 2001 for the    and future cash flows is  the purchase price of
                          years 2001 to 2004. A     $9,647,439.               Mobitec.
                          multiple was then
                          applied to the EBITDA in
                          2005 and this amount was
                          discounted to May 1,
                          2001. The sum of both
                          amounts was used for the
                          valuation.
2. Valuation based upon   The average multiple of   The valuation obtained    Investec Ernst believes
  a multiple of revenue   revenue to market         from this multiple of     that this valuation
  of similar listed       capitalization of         revenue valuation model   technique ignores the
  companies.              Digital Recorders, Inc.   is $3,560,247.            qualitative factors of
                          and Trans-Industries,                               the acquisition, and
                          Inc. (an independent                                must be discounted
                          comparable company) was                             because of the small
                          computed. This multiple                             available sampling (only
                          was then applied to the                             one independent
                          average revenue of                                  comparable company).
                          Mobitec over the next 3
                          years to compute a
                          comparable valuation.

                                                                               HOW RESULTS RELATE TO
                                                                                THE FAIRNESS OF THE
  VALUATION TECHNIQUE             ANALYSIS                  RESULTS                  VALUATION
3. Valuation based upon   A multiple was obtained   The valuation based upon  This model indicates a
  a multiple derived      by applying the current   the current share price   lower valuation of
  from assessing the      share price and the       and the past 2 year       Mobitec compared to the
  ratio of the current    average share price over  average share price to    purchase price. Investec
  share price and         the past 2 years to the   book value is $1,704,310  Ernst has noted that the
  average share price     book value per share of   and $2,120,630            objective of purchasing
  over the past 2 years   Digital Recorders, Inc.   respectively.             Mobitec is based upon
  to the book value of    and Trans-Industries,                               its ability to generate
  similar listed          Inc. This multiple was                              future revenue and the
  companies.              then applied to the book                            synergy effect it may
                          value of Mobitec to                                 have on Digital
                          obtain a valuation.                                 Recorders, Inc. and
                                                                              therefore Investec Ernst
                                                                              believes that the
                                                                              valuation based upon
                                                                              book value is the least
                                                                              meaningful indicator of
                                                                              value.
4. A revenue valuation    15 listed communication   The valuation obtained    The valuation computed
  model based upon a      technology companies      from the multiple of      using this model exceeds
  multiple of revenue of  with revenues ranging     revenue model which was   the purchase price of
  a sample of listed      from $10 million to $100  based on a sample of      Mobitec. Moreover,
  Companies in the        million and Gross Profit  listed companies is       Investec Ernst believes
  similar industry        % ranging from 0% to 10%  $35,607,413 when all 15   this is a particularly
  having similar          were selected and an      companies were used and   meaningful metric given
  revenues and gross      average multiple of       $18,856,401 when the      the statistically larger
  profit percentages to   revenue to market         outliers were excluded.   available sampling.
  Mobitec.                capitalization was
                          calculated: i) using the
                          data from all 15
                          companies and
                          ii) excluding the data
                          representing the two
                          largest and two smallest
                          companies. These
                          multiples were then
                          applied to the projected
                          2001 Mobitec revenues to
                          obtain a valuation. (See
                          Note 2 below for the
                          data used for the
                          purpose of this
                          comparison).

                                                                               HOW RESULTS RELATE TO
                                                                                THE FAIRNESS OF THE
  VALUATION TECHNIQUE             ANALYSIS                  RESULTS                  VALUATION
5. A share price to book  Based upon the sample of  The valuation obtained    As discussed in point 3
  value Valuation model   similar listed companies  from the share price to   above, Investec Ernst
  based upon a multiple   discussed in point 4      book value model which    believes that this
  of price to book        above, Investec Ernst     was based on a sample of  technique is a less
  values of a sample of   computed an average       listed companies is       meaningful indicator of
  listed companies in     multiple of price to      $2,339,435.               value and has been given
  the similar industry    book value and then                                 minimal weighting.
  having similar          applied the multiple to
  revenues and gross      the book value of
  profit percentages to   Mobitec. (See Note 2 for
  Mobitec.                data used for this
                          comparison).



1-- EBITDA means the earnings before interest, taxes, depreciation and amortization.



2-- The following table shows the similar listed companies used in the analysis of valuation techniques 4 and 5 above.



                                                                                                  PROFIT    PRICE TO   PRICE TO
       SYMBOL                       COMPANY                       INDUSTRY             SALES      MARGIN       BV       SALES
BDR                     Blonder Tongue Laboratories Inc   Communications Equipment    $70.20M     5.10%       0.63       0.35
DTSI                    Datron Systems Inc                Communications Equipment    $62.55M     5.70%       0.77       0.45
DAVX                    Davox Corp                        Communications Equipment    $92.57M     1.50%       1.81       1.53
DVID                    Digital Video Systems Inc         Communications Equipment    $85.58M     1.30%       4.28       0.32
IDCC                    InterDigital Communications Corp  Communications Equipment    $57.72M     3.10%       8.05      10.66
LIFE                    Lifeline Systems Inc              Communications Equipment    $84.37M     4.00%        2.5       1.32
MRM                     Merrimac Industries Inc           Communications Equipment    $23.04M     1.40%       1.57       1.33
PCTI                    PC-Tel Inc                        Communications Equipment    $89.51M     1.70%        1.1       2.06
ANTP                    Phazar Corp                       Communications Equipment    $15.07M     1.50%       0.94       0.26
RVSN                    RADVision Ltd                     Communications Equipment    $45.91M     0.50%        1.4       2.99
RITT                    RIT Technologies Ltd              Communications Equipment    $42.66M     7.60%       2.68       1.27
SNWL                    SonicWALL Inc                     Communications Equipment    $80.61M     1.80%       2.26      11.58
WRLS                    Telular Corp                      Communications Equipment    $75.15M     8.50%        4.1       1.97
TRUE                    TrueTime Inc                      Communications Equipment    $20.49M     2.70%       0.65       0.74
VTEK                    Vodavi Technology Corp            Communications Equipment    $47.70M     0.90%       0.28       0.07



    Investec Ernst utilized the results obtained from the five valuation techniques discussed above and weighted the results in different variations for the purpose of obtaining an average valuation for Mobitec. After these weightings were computed, a range of weighted values for Mobitec from $8,228,501 to $12,109,411, and resulted in an average valuation of $9,602,411, which amply supports Investec Ernst's fairness opinion.



    Furthermore, Investec Ernst reviewed pro forma analyses of the financial impact of the acquisition. In conducting its analysis, Investec Ernst relied upon certain assumptions described above and earnings estimates for Mobitec (prepared by Mobitec management) and Digital (prepared by Digital management). Investec Ernst compared the earnings per share of Digital Common Stock, on a stand-alone (I.E., without giving effect to the acquisition) basis, to the earnings per share of the common stock of the combined companies on a pro forma basis. This analysis (assuming no transaction-related expenses) indicated that, assuming the accuracy of the projections provided to Investec Ernst by Digital and Mobitec, the proposed transaction would be accretive to Digital's stockholders on an earnings, and an earnings per share basis (but not on a fully diluted basis) in fiscal year 2001. The results of the pro forma acquisition analysis are not necessarily indicative of future operating results or financial position.



    As compensation for rendering its fairness opinion to Digital, Investec Ernst will receive a fee of $120,000, plus reimbursement of reasonable out of pocket expenses. John D. Higgins, an employee of Investec Ernst, serves on the Company's Board of Directors. With the Company's permission he assisted in the due diligence of the fairness opinion.



    THE FULL TEXT OF THE PROPOSED FAIRNESS OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED, LIMITATIONS ON AND THE SCOPE OF THE REVIEW IN RENDERING SUCH OPINION, IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX IX AND IS INCORPORATED BY REFERENCE HEREIN. THE FAIRNESS OPINION IS ADDRESSED TO DIGITAL'S BOARD OF DIRECTORS AND ADDRESSES THE FAIRNESS TO DIGITAL'S COMMON SHAREHOLDERS OF THE AGGREGATE PURCHASE PRICE PAID BY DIGITAL FOR THE SHARES OF MOBITEC FROM A FINANCIAL POINT OF VIEW AND IT DOES NOT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF DIGITAL'S COMMON STOCK AS TO HOW TO VOTE AT THE ANNUAL MEETING. THE SUMMARY OF THE FAIRNESS OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION. HOLDERS OF COMMON STOCK ARE ENCOURAGED TO CAREFULLY READ THE FAIRNESS OPINION IN ITS ENTIRETY.


SUMMARY OF OPTION AGREEMENT, AS AMENDED


    On March 13, 2001, DRI Europa and Digital entered into an Amended Option Agreement (the "Option Agreement") with the sellers, which amended and superseded an Option Agreement between the same parties dated December 7, 2000. Pursuant to the Option Agreement, the sellers granted to Digital and DRI Europa an irrevocable option to purchase the sellers' shares of Mobitec Holding AB for the period from March 13, 2001 to June 16, 2001, based upon the occurrence of certain events.



    The Option Agreement provides for two alternative exercises of the option right of Digital and DRI Europa: Option A, in which only DRI Europa will purchase the sellers' shares; or Option B, in which both Digital and DRI Europa will purchase the sellers' shares. If either option is exercised, the purchase of the sellers' shares will be made pursuant to the terms of the Stock Purchase Agreement, described below. The Stock Purchase Agreement as currently drafted conforms to Option A. If Option B is exercised, the Stock Purchase Agreement will require certain modifications to reflect that both Digital and DRI Europa would be deemed the purchasers. The terms of the Stock Purchase Agreement are not materially different under either option. Whether Option A or B will be exercised depends primarily on the tax treatment of the transaction to the sellers under Swedish law.



    The amended Option Agreement amended certain provisions of the Stock Purchase Agreement, including changing the date of the closing financial statement, by which certain potential adjustments to the final purchase price are measured and providing that a dividend of SEK 500,000 paid by Mobitec to its shareholders will be accounted for in adjusting the final purchase price.



    The Option Agreement provides that interest on the cash portions of the consideration to be paid to the Sellers under the Stock Purchase Agreement and on the promissory notes shall accrue at the rate of eight percent per annum from March 16, 2001 up to the closing date of the Stock Purchase Agreement and related agreements. In the event Digital elects not to proceed with the Mobitec acquisition for reasons not attributable to the sellers and does not exercise one of the options under the Option Agreement, interest shall be paid to the sellers for the period from March 16, 2001 through June 16, 2001.



    The Option Agreement also provides that Mobitec shall pay Bengt Bodin a monthly salary of SEK 54,075 ($5,028) from January 1, 2001 through the closing date. Such salary is to be taken into account in adjusting the final purchase price under the Stock Purchase Agreement.

SUMMARY OF STOCK PURCHASE AGREEMENT


    The following summary of certain material terms of the Stock Purchase Agreement is qualified in its entirety by reference to the provisions of the Stock Purchase Agreement, which is incorporated by reference herein and attached hereto as Appendix I to this Proxy Statement. Capitalized terms have the meanings set forth in the Stock Purchase Agreement or the appendices thereto. The Stock Purchase Agreement attached as Appendix I is drafted in accordance with the exercise of Option A under the Option Agreement -- I.E., DRI Europa is the purchaser of the Mobitec Shares. However, if Option B is exercised, both Digital and DRI Europa will constitute the purchaser under the Stock Purchase Agreement. The terms of the Stock Purchase Agreement will not otherwise change if Option B is exercised. In addition, certain provisions of the Stock Purchase Agreement have been amended in the Amended Option Agreement (the "Option Agreement"), which is attached to this Proxy Statement as Appendix II and incorporated herein. See "Summary of Option Agreement, As Amended," above.


PURCHASE PRICE


    Digital and/or DRI Europa has agreed to purchase 100,000 shares of Mobitec, constituting all of the outstanding stock of Mobitec, from the sellers for a purchase price consisting of:


    (i) $530,000 to be paid to Lindqvist for his shares of Mobitec;


    (ii) subject to adjustment following the closing date, based upon a comparison of Mobitec's net equity at the time of the closing as set forth in the closing financial statement and as of March 31, 2000:


       (a) $3,680,000 to be paid to the Bodin Sellers;


       (b) promissory notes totaling approximately $2 million to be issued to the Bodin Sellers on the closing date;



    (iii) 430,000 restricted shares of Digital to be transferred to the Bodin Sellers on the closing date; and,



    (iv) warrants to purchase in the aggregate 100,000 shares of Digital's common stock at a price of $4.00 per share for a period of five years issued to the Bodin Sellers pursuant to the Bodin Warrant Agreement.



    The Stock Purchase Agreement provides for a preliminary purchase price, which, after any adjustments made pursuant to (ii) (a) and (b), becomes the final purchase price. The cash portion of the purchase price and the promissory notes shall accrue interest at the rate of eight percent per annum from March 16, 2001 until the date of closing. If the closing does not occur for reasons attributable to Digital, such interest will still be due and payable to the sellers on June 16, 2001.


CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS

    DRI Europa and/or Digital's obligation to close the Agreement is subject to certain conditions, including: all the representations, warranties and covenants of the Bodin Sellers are true and accurate; no litigation which would prevent or make unlawful the carrying out of the Stock Purchase Agreement shall be threatened or pending against the Sellers, DRI Europa, Digital or Mobitec.

CLOSING CONDITIONS

    At the Closing, the following are to occur:


    - the sellers, after receiving the purchase price, shall deliver their shares to DRI Europa;

    - the Bodin Sellers shall present to DRI Europa the share ledger of Mobitec evidencing that DRI Europa has been registered as the owner of the shares;



    - the Bodin Sellers shall present to DRI Europa the original share certificates and certified copies of the share ledger with regard to each subsidiary, demonstrating that all the shares of each subsidiary are as reflected in the Stock Purchase Agreement;


    - DRI Europa shall deliver to the Bodin Sellers a legal opinion;


    - Digital shall deliver the restricted shares to the Bodin Sellers, containing a restrictive legend and,


    - the Bodin Warrant Agreement, the Registration Rights Agreement and the Bodin Consulting Agreement shall be executed.

REPRESENTATIONS AND WARRANTIES OF THE SELLERS


    The sellers represent and warrant to Digital & DRI Europa, certain matters related to Mobitec and its subsidiaries, including:



    - entering into the Stock Purchase Agreement will not breach any agreement to which any of the sellers is a party or the Articles of Mobitec or any subsidiary; and,



    - the shares sold to DRI Europa constitute the entire issued capital stock of Mobitec, are legally issued and fully paid and each seller owns the number of shares shown in the Agreement free of any encumbrances.


REPRESENTATIONS AND WARRANTIES OF THE BODIN SELLERS


    In the following summary of the representations and warranties, Mobitec includes, where applicable, its subsidiaries.


    The Bodin Sellers represent and warrant to Digital and DRI Europa, among other things:


    - except for the subsidiaries, Mobitec does not own any interest in any corporation or partnership and does not have any branch offices;


    - the consolidated financial statements of Mobitec give a true and fair picture of the financial position and results of operations of Mobitec and were prepared in accordance with U.S. GAAP and all applicable laws;


    - the net equity appearing in the consolidated balance sheet of Mobitec contained in the interim financial statement dated March 31, 2000 is not less than SEK 10,867,000 ($1,010,435) in accordance with U.S. GAAP and all applicable laws;



    - Mobitec has not pledged any assets and has no commitments or contingent liabilities and Mobitec has full and exclusive title, with no encumbrances, to all assets reflected on the balance sheet;


    - the operations and activities of Mobitec have been conducted in the ordinary course of business and since January 1, 2000 and there has been no, among other things:

       - material adverse change in financial condition or operations;

       - obligations, commitments or liabilities, except those which are not material;


       - amendment or termination of any agreement to amend or terminate any material agreement;

       - extraordinary event or loss or any waiver of any debts, claims or rights under a material agreement in excess of SEK 100,000 ($9,298);


       - damage, destruction, or loss affecting their respective properties to the extent not covered by insurance in excess of SEK 100,000 ($9,298);

       - disposal of any individual asset with a value in excess of SEK 300,000 ($27,895); or,

       - other transaction other than in the ordinary course of business;

    - all assets, properties and rights belonging to Mobitec have been included in the transfer to DRI Europa;

    - Mobitec does not have any liability or obligation as a result of any purchase or sale of shares, business operations or individual assets;

    - certain environmental matters, including that Mobitec has complied with and obtained all necessary environmental approvals, permits and consents, which are in full force and effect;


    - Mobitec has performed all obligations and is not in default of any Material Agreement; and the execution of the Stock Purchase Agreement will not result in the breach or constitute a default under any material agreement;



    - certain intellectual property and know-how matters, including that all intellectual property and know-how, as defined in the Stock Purchase Agreement, used by Mobitec is duly owned or licensed without restriction as to current use; and there is no infringement by any third party of any intellectual property or know-how;


    - certain matters related to the business of Mobitec, including that no listed customer of Mobitec has ceased to buy products from Mobitec; no supplier will cease to sell products or components or will increase their prices; Mobitec maintains the disclosed insurance;

    - certain matters related to employees of Mobitec;


    - certain matters related to the sellers, including that none of the sellers or any related person own any interest in any entity in competition with Mobitec; except for the Consulting Agreement and pension arrangement with Bengt Bodin, there are no contractual relations of any kind between Mobitec on one hand and any of the sellers or related person on the other hand; Bengt Bodin's pension arrangement will not have a negative impact on the financial position of Mobitec;



    - except as disclosed by Mobitec, there are no law suits or other legal proceedings pending or threatened against Mobitec; the amount of SEK 500,000 ($46,491) shall be reserved and deducted from the balance sheet contained in the closing financial statement for one of the disclosed disputes;


    - certain matters related to taxes and other charges, including that all taxes, social charges and duties assessed or due by Mobitec have been fully paid and all necessary returns and reports have been filed;

    - no representation or warranty in the Stock Purchase Agreement or document provided to DRI Europa by the Sellers contains any materially untrue statement or fails to state a material fact or fact necessary to make the statements made not misleading; and,


    - the Bodin Sellers acknowledge that there ownership of the restricted shares is subject to a substantial risk of loss.

COVENANTS


    Each seller covenants, among other things, that for a period of three years from the closing date not to carry on or in engage in any business competing with the businesses of Mobitec or any subsidiary in any part of the world. The period is limited to two years with respect to countries which are members of the European Economic Area. In case of any breach, the sellers are liable to DRI Europa for actual damages suffered for each breach but not less than SEK 8,000,000 ($743,860) for each breach. For a period of three years after the closing date, each seller agrees to refrain from employing, offering to employ or negotiating employment with any key employee of Mobitec or any subsidiary without DRI Europa's prior written consent.



    The sellers covenant that Mobitec and any subsidiary will make their best efforts to fulfill the obligations under the Mobitec Stock option program prior to the closing date. The Bodin Sellers agree that Mobitec AB is the full and unrestricted owner of the trademark and business name, "Mobitec," and no Seller or any related person has any right to the name Mobitec, except as set forth in the Trademark Licence Agreement.



    DRI Europa shall discharge all directors of Mobitec from personal liability for the period of January 1, 2000 to the closing date on the next annual shareholders' meeting of Mobitec. DRI Europa is entitled to all dividends of Mobitec and the subsidiaries derived from the financial year 2000.



    The Bodin Sellers will make sure that Mobitec has transferred and sold its shares of its Klimat and Hexair subsidiaries prior to the closing date and that all liabilities of such subsidiaries shall have been transferred to the purchasers. The sale of these subsidiaries shall be completed under such terms that will have no negative impact on Mobitec's or any subsidiary's financial position. At the closing date, Mobitec and its subsidiaries will have no financial or contractual relation with the Klimat and Hexair subsidiaries except the Trademark License Agreement between Mobitec AB and Klimat. The Bodin Sellers shall indemnify Mobitec, any subsidiary and DRI Europa regarding the sale and transfer of the Klimat and Hexair subsidiary shares.



    The pending or threatened disputes involving Mobitec and/or any subsidiary are described in an Appendix to the Stock Purchase Agreement.


    Lindqvist is liable only as to certain provisions of the Stock Purchase Agreement, including:


    - the definitions;


    - the section regarding purchase and sale of the Mobitec shares;

    - the provision regarding payment to Lindqvist for his shares for $530,000;


    - the conditions precedent to the purchaser's obligations;



    - the delivery of his shares to the purchaser at closing;



    - the representations and warranties of the sellers;


    - the covenants concerning:

       - conduct of Mobitec's business pending closing;

       - non-competition;


       - interfering with the continued employment of the key employees;


       - publicity regarding the transaction;

       - discharge of director liability;


       - the purchaser's entitlement to Mobitec dividends for the 2000 fiscal year;

    - the indemnity provisions related to Lindqvist;


    - the closing date;


    - appointment of power of attorney provisions;

    - provisions regarding where notices should be sent;

    - confidentiality; and

    - various miscellaneous provisions.

REGISTRATION OF THE RESTRICTED SHARES


    Digital agrees to register the restricted shares pursuant to the terms and conditions of the Registration Rights Agreement: 200,000 shares within one year of closing, the remaining 230,000 shares within two years.


INDEMNIFICATION


    The Bodin Sellers, except as set forth in the Stock Purchase Agreement with respect to Lindqvist, shall be jointly severally liable to and shall indemnify DRI Europa from any loss arising out of any misrepresentation, breach of warranty or failure to perform a covenant or other obligation or any breach of the Stock Purchase Agreement.



    Lindqvist is liable and shall indemnify DRI Europa from any loss arising out of any misrepresentation, breach of warranty or failure to perform those limited covenants or other obligations or any breach of the Stock Purchase Agreement as set forth above.



    The liability of the Bodin Sellers and Lindqvist with regard to losses sustained as a result of any misrepresentation or breach of any representation or warranty as to certain provisions shall remain valid for 18 months from the closing date and, as to other provisions, shall remain valid for a period of five years from the closing date, and as to taxes, social charges and duties, shall remain valid for three months from the closing date. The indemnification provision is applicable for the full amount of aggregate losses equaling or exceeding SEK 500,0000 ($46,491). The aggregate liability of the Bodin Sellers shall not exceed SEK 33,000,000 ($3,068,906) and shall not exceed the purchase price of the Lindqvist shares as to Lindqvist.


REPRESENTATIONS AND WARRANTIES OF THE PURCHASER


    DRI Europa and Digital are duly organized, validly existing and in good standing and have full authority to enter into the Stock Purchase Agreement and the contemplated transactions. The execution of the Stock Purchase Agreement, the consummation of the transactions, and performing the terms of the Agreement will not result in a breach of any agreement to which DRI Europa or Digital is a party nor the articles of association of DRI Europa. The restricted shares are credited as fully paid and are free of any encumbrances and Digital has the absolute right, power and capacity to transfer the restricted shares to the Bodin Sellers.


CLOSING DATE

    The Closing Date shall occur five business days from the date all parties sign the Agreement.

GENERAL PROVISIONS


    Digital and Bengt Bodin will enter into a separate Consulting Agreement to become effective on the closing date.

    Bengt Bodin, Mattias Bodin and Tobias Bodin undertake for a period of 36 months from the closing date to consult with Digital prior to any sale of their Digital shares.


    The Agreement shall be governed by and construed in accordance with the laws of Sweden.

    Any dispute arising out of or in connection with the Stock Purchase Agreement shall be settled by arbitration in accordance with the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce and shall be conducted in Gothenburg, Sweden. The arbitration proceedings shall be conducted in English.

SUMMARY OF CONSULTING AGREEMENT


    In connection with, and to be consummated as a condition to closing of the, Stock Purchase Agreement, Bengt Bodin entered into a Consulting Agreement with Digital, to be executed concurrently with the closing of the Stock Purchase Agreement (the "Consulting Agreement"), which is attached as Appendix VIII. Under the Consulting Agreement, Bengt Bodin agrees, for a period of three years, to furnish to Mobitec and its subsidiaries after the acquisition advisory or consulting services with respect to their business and affairs and, if requested, to meet and consult with customers in order to maintain the contractual relationships of Mobitec and its subsidiaries with their customers. For his services, Bodin is to be paid $120,000 the first year, $160,000 the second year and $200,000 the third year, payable quarterly.


    The Consulting Agreement contains provisions prohibiting Bengt Bodin from soliciting employees of Digital to work for competitors for a period of two years after the Agreement's termination. The Agreement also contains provisions protecting the Confidential Information of Digital, including customer names. The Consulting Agreement prohibits Bodin from engaging in competing business during the term of the Agreement.

SUMMARY OF TRADEMARK LICENSE AGREEMENT


    Mobitec AB, a wholly-owned subsidiary of Mobitec, entered into a Trademark License Agreement with Mobitec Klimat AB ("Klimat"), to be executed concurrently with the closing of the Stock Purchase Agreement. As set forth in the Stock Purchase Agreement, Klimat is a subsidiary of Mobitec that has been sold prior to the closing of the Stock Purchase Agreement. Pursuant to the Trademark License Agreement, which is attached as Appendix V, Mobitec AB, which holds full and unrestricted ownership of all rights to the trademark and business name, "Mobitec," grants a royalty-free, non-exclusive license to Klimat to use the Mobitec trademark with respect to its products and in its business. Klimat agrees not to use the Mobitec trademark in its company name after twelve months from signing the Agreement. The Agreement remains in force for five years, subject to successive three year terms unless terminated.


CERTAIN RISKS AND FACTORS TO CONSIDER REGARDING THIS PROPOSAL

    Certain risks and other factors relevant to your vote regarding Proposals I through V related to the Acquisition are set forth below, following Proposal V. See, "Certain Risks and Factors to Consider Regarding Proposals I, II, III, IV and V."

INTEREST OF CERTAIN PERSONS IN PROPOSED ACQUISITION


    John D. Higgins, a director of Digital, is an employee of Investec
Ernst & Company, a full service securities firm and investment bank that is providing a fairness opinion from a financial point of view with respect to the proposed acquisition and related transactions. See "Fairness Opinion." Investec Ernst & Company will receive a fee of $120,000, plus reasonable actual expenses, for furnishing the fairness opinion.

    In addition, Mr. Higgins will receive a fee upon successful completion of the Renaissance Capital Group, Inc. convertible debenture financing. See Proposal III and IV. Such fee payable is based upon a percentage of the amount of financing. The fee will be $17,500, assuming the full $3 million of convertible debenture financing is provided by Renaissance Capital Group, Inc.


BOARD OF DIRECTORS' RECOMMENDATION


    The Board of Directors has reviewed and considered the terms and conditions of the issuance of the restricted shares and believes that the issuance of restricted shares is fair to, and is advisable and in the best interests of, Digital and its shareholders and has unanimously approved the issuance of the restricted shares and unanimously recommends that shareholders vote "for" approval of the issuance of the restricted shares.



                                  PROPOSAL II.
                          THE WARRANT SHARES ISSUANCE



    The Bodin Warrant Agreement, which is attached as Appendix III, provides for a grant by Digital to Bengt Bodin, one of the sellers, of warrants to purchase 100,000 shares of Digital's common stock for a period of five years at an exercise price of $4.00 per share. The warrants are valued at a total of $62,000. Pursuant to the Registration Rights Agreement, the common shares underlying the warrants will be registered by Digital within one year from the date of closing of the Stock Purchase Agreement. See "Summary of Bodin Warrant Agreement," below. While the warrant shares will be issued to Bengt Bodin only upon his exercise of all or part of the warrants, this proposal seeks shareholder approval for the issuance of such shares underlying the warrants in the event that the Bodin Warrants are exercised. If Mr. Bodin does exercise the warrants on a cash basis, the gross proceeds of $400,000 will be used by Digital for general working capital.



    The issuance of the warrant shares is necessary to issue the 100,000 shares of Digital's common stock underlying the Bodin Warrants in the event they are exercised by Bengt Bodin within the five year period that the warrants are effective. The Bodin warrants are a material component of the purchase price given to the sellers for the acquisition and a required condition to close the Stock Purchase Agreement. The Bodin warrants are to be issued to Bodin in connection with the promissory note. The Board of Directors has already unanimously approved the Bodin Warrant Agreement and the issuance of the warrant shares. Digital's shareholders are required to approve the issuance of the warrant shares pursuant to Nasdaq Marketplace Rules as, in conjunction with the issuance of the restricted shares (Proposal I), the issuance of the debenture shares (Proposal IV) and the issuance of shares underlying warrants issued to the debenture holders (Proposal V), the amount of shares issued in connection with the acquisition exceeds 20% of Digital's current outstanding common shares. If the shareholders do not approve the issuance of the warrant shares, regardless of whether any of the other Proposals related to the acquisition are approved, the Stock Purchase Agreement will not close and the acquisition will not occur. Further, if any of Proposals I, II, III, IV or V are not approved, none will be implemented, and the acquisition will not occur.



    The background and reasons for the acquisition and related transactions, is described above in Proposal I. See Proposal I, particularly, Introduction and Summary of Acquisition Transactions and Background and Reasons for the Acquisition. The reasons given for the Stock Purchase Agreement, the acquisition and related transactions apply also to the issuance of the warrant shares. In addition, certain risks and other factors relevant to your vote regarding Proposals I, II, III, IV and V are set forth below, following Proposal V. See "Certain Risks and Factors to Consider Regarding Proposals I, II, III, IV and V."

SUMMARY OF THE BODIN WARRANT AGREEMENT


    The following summary of certain material terms of the Bodin Warrant Agreement is qualified in its entirety by reference to the provisions of the Bodin Warrant Agreement, which is incorporated by reference herein and attached hereto as Appendix III to this Proxy Statement.



    The Bodin Warrant Agreement, to be executed concurrently with the closing of the Stock Purchase Agreement, is an agreement between Bengt Bodin, one of the sellers, and Digital. It grants to Bodin warrants to purchase up to 100,000 shares of Digital's common stock at an exercise price of $4.00 per share for a period of five years from the date of the Agreement. Bodin is under no obligation to exercise the warrants, but if he does so, he is required to exercise at a minimum as to 25,000 shares of common stock for each partial exercise. The Bodin Warrant Agreement is subject to all the terms and conditions of the Registration Rights Agreement, summarized below. The warrants can be exercised in cash or by the non-cash conversion provision. Bodin can offset and reduce any part or all of the exercise price by the sum of the unpaid principal balance on the promissory note, plus accrued and unpaid interest. The non-cash conversion exercise allows Bodin to convert all or a portion of the warrants into the number of shares equal to the quotient of (i) the current market value of the warrant shares subject to the portion of the warrants being exercised, divided by (ii) the current or closing market price, as defined, of one share of common stock immediately prior to the exercise of the conversion right.



    Any of the warrant shares issued to Bodin after exercise will bear a restrictive legend and are not registered under the Securities Act of 1933, as amended. However, the warrant shares, if exercised, may be registered pursuant to the Registration Rights Agreement.



    The Bodin Warrant Agreement may be assigned to certain permitted assignees, or to any other party with Digital's prior written consent. Permitted assignees are defined as any descendant or ancestor of Mr. Bodin; trust, or beneficiary of any trust, for the benefit of Mr. Bodin, any descendant or ancestor; trust or entity in which Mr. Bodin or any beneficiary, descendant or ancestor of Mr. Bodin or beneficiary, trust or other entity has any interest; any of the foregoing or any entity in which any of the foregoing or Mr. Bodin holds at least 50% of the aggregate voting power; and, any immediate relative or spouse of any of the foregoing including Mr. Bodin. During the time that the Bodin Warrants are in effect, Digital will reserve and keep available out of its authorized common stock, for issuance upon the exercise of the warrants, the number of shares that may be issued upon exercise of the warrants. Prior to exercise of any or all of the warrants, and issuance of the corresponding number of warrant shares exercised, Bodin is not granted any rights of a shareholder of Digital pursuant to the Bodin Warrant Agreement.


SUMMARY OF THE REGISTRATION RIGHTS AGREEMENT


    The following summary of certain material terms of the Registration Rights Agreement is qualified in its entirety by reference to the provisions of the Registration Rights Agreement, which is incorporated by reference herein and attached as Appendix IV to this Proxy Statement.



    Pursuant to the Registration Rights Agreement, Digital has agreed with to register, on a continued or delayed basis pursuant to Rule 415 of the Securities Act of 1933, at its expense, the restricted shares and the common stock underlying the Bodin Warrants, as follows: 200,000 of the restricted shares and the shares underlying the Bodin warrants within one year of the date of the agreement and the remaining 230,000 shares on or before two years from the date of the agreement. The registration rights provided for in the agreement will terminate on the earliest date at which the registerable securities may be sold, within a three month period pursuant to Rule 144, or pursuant to Rule 144(k) promulgated under the Securities Act of 1933. Digital agrees to indemnify the holders of the registerable securities from any loss, liability or claim arising out of any untrue statement of a material fact contained in the registration statement, any material omission.

INTEREST OF CERTAIN PERSONS IN PROPOSED ACQUISITION


    John D. Higgins, a director of Digital, is an employee of Investec
Ernst & Company, a full service securities firm and investment bank that is providing a fairness opinion from a financial point of view with respect to the proposed acquisition and related transactions. See "Fairness Opinion." Investec Ernst & Company will receive a fee of $120,000, plus reasonable actual expenses, for furnishing the fairness opinion.



    In addition, Mr. Higgins will receive a fee upon successful completion of the Renaissance Capital Group, Inc. convertible debenture financing. See Proposal III, IV and V. Such fee payable is based upon a percentage of the amount of financing. The fee will be $17,500, assuming the full $3 million of convertible debenture financing is provided by Renaissance Capital Group, Inc.


BOARD OF DIRECTORS' RECOMMENDATION


    The Board of Directors has reviewed and considered the terms and conditions of the issuance of the warrant shares and believes that the issuance of the warrant shares is fair to, and is advisable and in the best interests of, Digital and its shareholders and has unanimously approved the issuance of the warrant shares and unanimously recommends that shareholders vote "for" approval of the issuance of the warrant shares. In addition to the "Factors Considered by the Board of Directors Regarding the Acquisition," which apply to this Proposal, the "Background and Reasons for the Acquisition," and "Certain Risks and Factors to Consider Regarding Proposals I, II, III, IV and V" the Board of Directors considered the fact that the Bodin warrants are exercisable over five years at a price well over the current market price of Digital's common stock. Thus, the likelihood of any immediate exercise is considered remote. However, if Digital's stock price does reach or exceed $4 per share, there is considerable likelihood that the warrants will be exercised. The Board also considered the fact that the shares underlying the warrants would not be registered in total for two years.



                                 PROPOSAL III.
                    THE CONVERTIBLE DEBENTURE AUTHORIZATION



    Part of the cash portion of the purchase price for the Stock Purchase Agreement is to be furnished by an investment of certain investment funds associated with Renaissance Capital Group, Inc. ("Renaissance Capital") of up to $3,000,000 in Digital's convertible debentures. This Proposal seeks shareholder approval for the authorization of up to $3 million of convertible debentures which are convertible into 1,500,000 shares of Digital's common stock. The debenture shares will be issued to the investment funds only if the debentures are converted. Under certain circumstances, the conversion price of the convertible debentures could be adjusted downward (the "Automatic Adjustment") such that the total number of shares that could be converted to Digital's common stock could, but is not expected to, exceed 1,500,000, up to a maximum of 2,000,000 shares. See "Summary of the Renaissance Convertible Debenture Preliminary Outline of Terms," below.



    If all or a substantial part of the debentures are converted, this could significantly dilute the holdings of our current shareholders. In addition, if such converted shares are all sold, this could have an adverse effect on the common stock price. If the maximum 1,500,000 shares of common stock were converted, this would constitute approximately 46% of Digital's common stock as of April 18, 2001 and would represent approximately 29% of the outstanding common stock after conversion. If the Automatic Adjustment were to come into effect and cause a conversion price of less than $2.00, the convertible shares exceeding 1,500,000, up to a maximum of an additional 500,000 shares, would have to be approved. In the event that such additional converted shares were approved, that would cause further dilution of the existing shareholders' relative holdings, and, if such converted shares were sold, could cause an additional adverse effect on the common stock price.

    If the Automatic Adjustment occurs, the conversion price of the debentures could be substantially below the market price of the common stock on the date of conversion. Since the Automatic Adjustment, if it comes into effect, would cause the conversion price to be reset based upon the volume-weighted average closing price for Digital's common stock over a ten day trading period, the lower the price of the common stock is during this ten day period, the more shares can be converted. The following table shows the number of shares into which the debentures would be convertible based upon a range of prices.


     STOCK PRICE        NUMBER OF SHARES
---------------------   ----------------
         1.50              2,000,000
         1.75              1,714,286
         2.00              1,500,000


    The convertible debenture investment is a material component of the purchase price to be paid to the Sellers under the Stock Purchase Agreement. The Board of Directors has already unanimously approved the authorization of the convertible debentures. Digital's shareholders are required to authorize the convertible debenture shares and the issuance of the shares underlying the warrants granted to the debenture holders pursuant to NASD rules as, the convertible debentures involve the issuance of the debenture shares which, in conjunction with the issuance of the restricted shares (Proposal I) , the issuance of the warrant shares (Proposal II), and the issuance of the shares underlying the warrants granted to the debenture holders (Proposal V), the amount of shares issued in connection with the acquisition exceeds 20% of Digital's current outstanding common shares. If the shareholders do not approve the authorization of the convertible debentures, regardless of whether any of the other Proposals related to the acquisition are approved, the Stock Purchase Agreement will not close and the acquisition will not occur. Further, if any of Proposals I, II, III, IV or V are not approved, none will be implemented, and the acquisition will not occur.



    The background and reasons for the acquisition and related transactions, is described above in Proposal I. See Proposal I, particularly, Introduction and Summary of Acquisition Transactions and Background and Reasons for the Acquisition. The reasons given for the Stock Purchase Agreement, the acquisition and related transactions apply also to the authorization of the convertible debentures. In addition, certain risks and other factors relevant to your vote regarding Proposals I, II, III, IV and V are set forth below, following Proposal
V. See "Certain Risks and Factors to Consider Regarding Proposals I, II, III, IV and V."


SUMMARY OF THE RENAISSANCE CONVERTIBLE DEBENTURE PRELIMINARY OUTLINE OF TERMS


    The following summary of certain material terms of the Renaissance Convertible Debenture Preliminary Outline of Terms, as amended, is qualified in its entirety by reference to the provisions of the Renaissance Convertible Debenture Preliminary Outline of Terms, as amended, which is incorporated by reference herein and attached as Appendix VII to this Proxy Statement.



    Convertible debentures in the aggregate amount of up to $3,000,000 are to be authorized and issued to certain investment funds associated with Renaissance Capital Group, Inc. of Dallas, Texas. The convertible debentures may be converted into Digital's unregistered common stock at any time before maturity. The debentures will yield interest of 8.00% per annum, payable monthly and will mature in seven years.



    The convertible debentures are convertible, at any time before maturity, into Digital's common stock at an initial conversion price of $2.00 per share. Accordingly, the debentures are initially convertible into 1,500,000 shares of Digital's common stock. For a period of time to be defined, the investment funds will be entitled to a downward adjustment (the "Automatic Adjustment") to the conversion price if (i) Digital does not attain certain financial performance targets, to be agreed upon, based upon earnings before interest, taxes, depreciation and amortization for Digital's fiscal 2001 year and (ii) the market price of Digital's common stock is below the conversion price at the of publication of Digital's results for the period. At the adjustment date, the conversion price will be reduced to equal the volume-weighted average closing price for Digital's common stock over a ten day trading period following Digital's public release of that year's results, but not below $1.50 per share. Therefore, as a result of the Automatic Adjustment, the number of shares of Digital's common stock convertible from the convertible debentures could, but is not expected to, exceed 1,500,000, up to a maximum of 2,000,000 shares.



    The debentures will be secured by all assets, tangible and intangible, of Digital and its subsidiaries and will be subordinated only to senior and asset-backed loans. Digital will have the right to call the debentures at 101% of face value if certain conditions are met. The debenture holders will have the right to require redemption of the debentures under specific conditions to be defined in the Convertible Debenture Agreement and Loan Agreement.



    After the debentures shares are converted, the debenture holders will have certain registration rights, including "piggy-back" registration rights at their expense; a shelf registration at Digital's expense and demand registration rights at the debenture holders' expense. The debenture shares have the same voting, preemptive and dividend rights as other shares of Digital's common stock.



    Certain covenants will be required, including, but not limited to, requiring Digital to provide annual audited financial statements and quarterly unaudited financial statements; furnish monthly financial statements and budgets; stay current with all required SEC filings; make timely interest payments on the convertible debentures; and, maintain certain financial standards to be agreed upon.



    The investment funds will designate Russell Cleveland to serve as a member of Digital's Board of Directors. Digital will reimburse the investment funds for all reasonable expenses incurred in connection with Mr. Cleveland's board representation.



    As part of the convertible debenture financing, Digital will grant to the debenture holders warrants to purchase 200,0000 shares of its common stock for five years at an exercise price equal to the closing price of the common stock on the trading day prior to the date that the convertible debentures are issued. If the warrants are exercised, Digital expects to use the proceeds for general working capital.


INTEREST OF CERTAIN PERSONS IN PROPOSED TRANSACTIONS


    John D. Higgins, a director of the Company, is an employee of Investec Ernst & Company, a full service securities firm and investment bank that is providing a fairness opinion from a financial point of view with respect to the proposed acquisition and related transactions. See "Fairness Opinion." Investec Ernst & Company will receive a fee of $120,000, plus reasonable actual expenses, for furnishing the fairness opinion.



    In addition, Mr. Higgins will receive a fee upon successful completion of the Renaissance Capital Group, Inc. convertible debenture financing. See Proposal III, IV and V. Such fee payable is based upon a percentage of the amount of financing. The fee will be $17,500, assuming the full $3 million of convertible debenture financing is provided by Renaissance Capital Group, Inc.


BOARD OF DIRECTORS' RECOMMENDATION


    The Board of Directors has reviewed and considered the terms and conditions of the convertible debenture authorization and believes that the convertible debenture authorization is fair to, and is advisable and in the best interests of, Digital and its shareholders and has unanimously approved the authorization of the convertible debentures and unanimously recommends that shareholders vote "for" approval of the authorization of the convertible debentures. In addition to the "Factors Considered by the Board of Directors Regarding the Acquisition," which apply to this Proposal, the "Background and

Reasons for the Acquisition," and "Certain Risks and Factors to Consider Regarding Proposals I, II, III, IV and V," the Board of Directors considered the availability of like financing from other sources and concluded that the arrangements with Renaissance Capital were more favorable.


                                  PROPOSAL IV.


                   THE CONVERTIBLE DEBENTURE SHARES ISSUANCE



    This Proposal seeks shareholder approval for the issuance of 1,500,000 shares of the Company's common stock underlying the convertible debentures pursuant to the convertible debenture conversion terms. The debenture shares will be issued to certain investment funds associated with Renaissance Capital only if the debentures are converted. Under certain circumstances, the conversion price of the convertible debentures could be adjusted downward (the "Automatic Adjustment") such that the total number of shares that could be converted to Digital's common stock could, but is not expected to, exceed 1,500,000, up to a maximum of 2,000,000 shares. See "Summary of the Renaissance Convertible Debenture Preliminary Outline of Terms," above. See Appendix VII.



    The convertible debenture investment and the issuance of the debenture shares is a material component of the purchase price to be paid to the Sellers under the Stock Purchase Agreement. The Board of Directors has already unanimously approved the authorization of the convertible debentures and the issuance of the debenture shares. Digital's shareholders are required to approve the issuance of the Debenture Shares pursuant to NASD rules as, in conjunction with the issuance of the restricted shares (Proposal I), the issuance of the warrant shares (Proposal II) and the issuance of the shares underlying the warrants granted to the debenture holders (Proposal V), the amount of shares issued in connection with the acquisition exceeds 20% of Digital's current outstanding common shares. If the shareholders do not approve the issuance of the debenture shares, regardless of whether any of the other Proposals related to the acquisition are approved, the Stock Purchase Agreement will not close and the acquisition will not occur. Further, if any of Proposals I, II, III, IV or V are not approved, none will be implemented, and the Acquisition will not occur.



    The background and reasons for the acquisition and related transactions, is described above in Proposal I. See Proposal I, particularly, Introduction and Summary of Acquisition Transactions and Background and Reasons for the Acquisition. The reasons given for the Stock Purchase Agreement, the acquisition and related transactions apply also to the issuance of the debenture shares. See also Proposal III, regarding the authorization of the convertible debentures, the Summary of the Renaissance Convertible Debenture Preliminary Outline of Terms, above and Proposal V, regarding the issuance of the shares underlying the warrants granted to the debenture holders. In addition, certain risks and other factors relevant to your vote regarding Proposals I, II, III, IV and V are set forth below, following this Proposal V. See "Certain Risks and Factors to Consider Regarding Proposals I, II, III, IV and V."


INTEREST OF CERTAIN PERSONS IN PROPOSED ACQUISITION


    John D. Higgins, a director of Digital, is an employee of Investec Ernst & Company, a full service securities firm and investment bank that is providing a fairness opinion from a financial point of view with respect to the proposed acquisition and related transactions. See "Fairness Opinion." Investec Ernst & Company will receive a fee of $120,000, plus reasonable actual expenses, for furnishing the fairness opinion.



    In addition, Mr. Higgins will receive a fee upon successful completion of the Renaissance Capital Group, Inc. convertible debenture financing. See Proposal III, IV and V. Such fee payable is based upon a percentage of the amount of financing. The fee will be $17,500, assuming the full $3 million of convertible debenture financing is provided by Renaissance Capital Group, Inc.

BOARD OF DIRECTORS' RECOMMENDATION


    The Board of Directors has reviewed and considered the terms and conditions of the issuance of the debenture shares and believes that the issuance of the debenture shares is fair to, and is advisable and in the best interests of, Digital and its shareholders and has unanimously approved the issuance of the debenture shares and unanimously recommends that shareholders vote "for" approval of the issuance of the debenture shares.


    In addition to the "Factors Considered by the Board of Directors Regarding the Acquisition," which apply to this Proposal, the "Background and Reasons for the Acquisition," and "Certain Risks and Factors to Consider Regarding Proposals I, II, III, IV and V," the Board of Directors considered the availability of like financing from other sources and concluded that the arrangements with Renaissance Capital were more favorable.

                                  PROPOSAL V.


          ISSUANCE OF THE SHARES UNDERLYING THE CONVERTIBLE DEBENTURE
                               HOLDERS' WARRANTS



    This Proposal seeks shareholder approval for the issuance of 200,000 shares of Digital's common stock underlying the warrants granted to the convertible debenture holders in connection with the convertible debenture financing outlined above in Proposal I and III. The debenture warrant shares will be issued to the debenture holders, consisting of certain investment funds associated with Renaissance Capital, only if the warrants granted to the debenture holders are exercised. The warrants may be exercised for a period of five years at an exercise price equal to the closing price of Digital's common stock on the trading day prior to the date that the convertible debentures are issued.



    The convertible debenture investment and the issuance of the debenture warrant shares is a material component of the convertible debenture financing, which supplies a material part of the purchase price to be paid to the Sellers under the Stock Purchase Agreement. The Board of Directors has already unanimously approved the authorization of the convertible debentures, the issuance of the debenture shares and the issuance of the debenture warrant shares. Digital's shareholders are required to approve the issuance of the debenture warrant shares pursuant to NASD rules as, in conjunction with the issuance of the restricted shares (Proposal I), the issuance of the warrant shares (Proposal II) and the issuance of the shares underlying the convertible debentures (Proposal IV), the amount of shares issued in connection with the acquisition exceeds 20% of Digital's current outstanding common shares. If the shareholders do not approve the issuance of the shares underlying the debenture holders' warrants, regardless of whether any of the other Proposals related to the acquisition are approved, the Stock Purchase Agreement will not close and the acquisition will not occur. Further, if any of Proposals I, II, III, IV or V are not approved, none will be implemented, and the acquisition will not occur.



    The background and reasons for the acquisition and related transactions, is described above in Proposal I. See Proposal I, particularly, Introduction and Summary of Acquisition Transactions and Background and Reasons for the Acquisition. The reasons given for the Stock Purchase Agreement, the acquisition and related transactions apply also to the issuance of the debenture warrant shares. See also Proposal III, regarding the authorization of the convertible debentures, the Summary of the Renaissance Convertible Debenture Preliminary Outline of Terms, above, and Proposal IV, regarding the issuance of shares underlying the convertible debentures. In addition, certain risks and other factors relevant to your vote regarding Proposals I, II, III, IV and V are set forth below, following this Proposal V. See "Certain Risks and Factors to Consider Regarding Proposals I, II, III, IV and V."

INTEREST OF CERTAIN PERSONS IN PROPOSED ACQUISITION


    John D. Higgins, a director of Digital, is an employee of Investec Ernst & Company, a full service securities firm and investment bank that is providing a fairness opinion from a financial point of view with respect to the proposed acquisition and related transactions. See "Fairness Opinion." Investec Ernst & Company will receive a fee of $120,000, plus reasonable actual expenses, for furnishing the fairness opinion.



    In addition, Mr. Higgins will receive a fee upon successful completion of the Renaissance Capital Group, Inc. convertible debenture financing. See Proposal III, IV and V. Such fee payable is based upon a percentage of the amount of financing. The fee will be $17,500, assuming the full $3 million of convertible debenture financing is provided by Renaissance Capital Group, Inc.


BOARD OF DIRECTORS' RECOMMENDATION


    The Board of Directors has reviewed and considered the terms and conditions of the issuance of the debenture warrant shares and believes that the issuance of such shares is fair to, and is advisable and in the best interests of, Digital and its shareholders and has unanimously approved the issuance of the debenture warrant shares and unanimously recommends that shareholders vote "for" approval of the issuance of the debenture warrant shares.


    In addition to the "Factors Considered by the Board of Directors Regarding the Acquisition," which apply to this Proposal, the "Background and Reasons for the Acquisition," and "Certain Risks and Factors to Consider Regarding Proposals I, II, III, IV and V," the Board of Directors considered the availability of like financing from other sources and concluded that the arrangements with Renaissance Capital were more favorable.

 CERTAIN RISKS AND FACTORS TO CONSIDER REGARDING PROPOSALS I, II, III, IV AND V

    The following risks and factors to consider apply to your decision as to Proposals I, II, III, IV and V, above.

DILUTION OF EXISTING SHAREHOLDERS


    The issuance of restricted shares will cause the issuance of 430,000 common shares, which will become registered over the next two years. The warrant shares issuance may, if the Bodin Warrants are exercised, cause the issuance of up to 100,000 shares of Digital's common stock. The convertible debentures, if converted, may cause the issuance of up to 1,500,000 (or more, if the conditions for the Automatic Adjustment of the conversion price applies) additional common shares of Digital. The shares underlying the warrants granted to the debenture holders, if exercised, could cause the issuance of 200,000 additional shares of common stock. These new shares of Digital's common stock will cause substantial dilution of the voting power of current Company shareholders. Collectively, if the convertible debentures are converted, the Bodin warrants exercised and the warrants granted to the debenture holders exercised, a total of 2,230,000 shares of Digital's common stock will have been issued in connection with the acquisition. This number of common shares would together constitute approximately 68% of Digital's common stock outstanding on April 18, 2001 and would constitute approximately 41% of Digital's common stock after exercise and conversion. It is possible that additional shares could be issued if the Automatic Adjustment for the conversion price of the convertible debentures causes the conversion price to be less than $2.00 per share. See table of debenture conversions in Proposal III, above. If the Automatic Adjustment of the conversion price occurs, the conversion price may be substantially below the current market price of the common stock. In the event that the Automatic Adjustment occurs and the number of convertible shares exceeded 1,500,000 shares (up to a maximum of 2,000,000 shares), Digital would have to seek additional approval for shares issued in excess of 1,500,000 and further dilution of existing shareholders could occur. If all or a substantial part of the debentures are converted and Bodin warrants exercised and are subsequently sold, subject to the registration provisions, this could have an adverse effect on the common stock price.



INVOLVEMENT OF JOHN HIGGINS, A DIRECTOR OF DIGITAL, WITH FAIRNESS OPINION



    John D. Higgins, a director of Digital, is an employee of Investec Ernst & Company, the securities and investment banking firm engaged by Digital to render a fairness opinion regarding the Mobitec acquisition. See "Fairness Opinion." Mr. Higgins will also receive a fee in connection with the Renaissance Capital convertible debenture financing. Mr. Higgins performed some of the due diligence investigation conducted by Investec Ernst but did not perform the analyses predicating the fairness opinion. His involvement and his employment by the firm providing the fairness opinion may detract from the legitimacy of the fairness opinion because of a perceived conflict of interest. See "Factors Considered by the Board of Directors Regarding the Acquisition," and "Interest of Certain Persons in Proposed Acquisition."


CONSEQUENCES IF SHARE ISSUANCES ARE NOT APPROVED


    Shareholder approval of each of the restricted shares issuance, the warrant shares issuance, the debenture shares issuance and the issuance of the debenture warrant shares, which are required by Nasdaq Marketplace Rules, is a condition precedent to the consummation of the acquisition. If any of these share issuances are not approved, then Digital has no obligation to complete the acquisition. In that event, Digital will have incurred significant expense without completing the acquisition.


COMPETITION


    The Mobitec acquisition, because it would significantly increase Digital's market presence in the destination sign systems market, particularly in Europe, might attract the attention of larger competitors. This could lead to more competitive pricing by Mobitec's and Transit-Media's competitors.


TECHNOLOGY ADVANCEMENTS BY COMPETITORS


    New technology advances by Digital's competitors in the destination sign market could adversely affect Digital, Transit-Media and Twin Vision of North America, Inc. ("Twin Vision"), Digital's destinations signs systems' supplier in the United States. After the Mobitec acquisition, Digital will have a larger market share of the destination signs systems market in Europe based upon the differing technologies offered by Mobitec and Transit-Media. If competitors were to develop new advanced technologies, this could adversely affect Digital's products offered by Transit-Media and Twin Vision. Further, if new technologies were developed by competitors, this could also adversely affect Mobitec's revenues.


RISKS REGARDING FINANCING OF CASH COMPONENT OF PURCHASE PRICE


    The Acquisition Loan through Svenska Handelsbanken AB, which will provide part of the cash portion of the purchase price of the Stock Purchase Agreement, is secured by all of the Mobitec shares that Digital is purchasing in the acquisition. If Digital were to default on the Acquisition Loan, Svenska Handelsbanken AB could foreclose upon and take possession and ownership of Digital's shares of Mobitec.



    Part of the cash portion of the purchase price is being funded by the issuance of the convertible debentures. The debentures are secured by all assets of Digital and its subsidiaries, subordinated only to senior and asset-backed lenders. If Digital were to default on its obligation to repay the Debentures in accordance with their terms, any of Digital's assets could be at risk in a foreclosure to satisfy the unpaid principal and interest due.


MARKET RECESSION

    The market in which Mobitec, Transit-Media and Twin Vision operate could suffer a recession which could adversely affect Digital's business.

ABILITY TO RETAIN KEY MOBITEC MANAGEMENT PERSONNEL


    Digital hopes to retain certain key Mobitec management personnel after the acquisition. However, there can be no assurance that such personnel may not terminate their employment with Mobitec. The effect of losing certain key management personnel might make the transition and integration of Mobitec's business more difficult. In addition, the loss of such key personnel could have an overall negative effect on the productivity, moral and revenues of Mobitec's operations after the acquisition.


LIQUIDITY OF MOBITEC IN THE EVENT OF BUSINESS FAILURE


    If, after the acquisition, Mobitec's business failed and it became necessary to liquidate Mobitec's business in order to recoup Digital's investment, the proceeds received from a sale or liquidation of Mobitec's business would depend largely on the going concern value of Mobitec's business, which, depending on the financial and operational status of the business at the time, could yield less than the purchase price of the Stock Purchase Agreement.


                  ACCOUNTING TREATMENT OF MOBITEC ACQUISITION


    The Transactions will be accounted for by Digital under the purchase method of accounting in accordance with United States generally accepted accounting principles, and all of the assets acquired and specific liabilities assumed by Digital pursuant to the Stock Purchase Agreement will be recorded in Digital's consolidated financial statements at their estimated relative fair value on the closing date of the acquisition to reflect the aggregate consideration paid by Digital in connection with the transactions.


                      TAX TREATMENT OF MOBITEC ACQUISITION


    For United States Federal income tax purposes, no income, gain or loss will be recognized by Digital or the Digital shareholders as a result of the transactions.


       DESCRIPTION OF SECURITIES TO BE ISSUED PURSUANT TO THE ACQUISITION


    The 430,000 restricted shares that will be issued to the Bodin Sellers in connection with the Stock Purchase Agreement and the transactions comprising the acquisition of Mobitec are common stock of Digital which are subject to the same dividend and voting rights as other common shares. The restricted shares are restricted from trading pursuant to the provisions of Rule 144 promulgated under the Securities Act of 1933.


    Warrants to purchase up to 100,000 shares of Digital's common stock are being issued to the Bengt Bodin pursuant to the Bodin Warrant Agreement. The warrants are exercisable for a period of five years following their issuance at a price of $4.00 per share. The common shares underlying the warrants contain the same provisions as other common stock of Digital.


    Convertible debentures in the aggregate amount of up to $3,000,000 are to be authorized and issued to certain investment funds associated with Renaissance Capital Group, Inc. of Dallas, Texas. The convertible debentures may be converted into Digital's unregistered common stock at any time prior to maturity. The debentures will yield interest of 8.00% per annum, payable monthly and will mature in seven years. The convertible debentures are convertible into Digital's common stock at an initial conversion price of $2.00 per share. Accordingly, the debentures are initially convertible into 1,500,000 shares of Digital's common stock. For a period of time, to be agreed upon, after the debentures are issued, the conversion price of the debentures may be adjusted downward if Digital does not achieve certain financial performance targets, which are to be agreed upon, and if the market price of Digital's common stock is below the conversion price at the time of publication of Digital's financial results for the period (the "Automatic Adjustment"). The Automatic Adjustment, if applicable, will be computed by reducing the conversion price to equal the volume-weighted average closing price for Digital's common stock over a ten day trading period following Digital's public disclosure of the fiscal 2001 year earnings. The lowest that the conversion price can be reduced by the Automatic Adjustment is to $1.50 per share. The debentures will be secured by all assets, tangible and intangible, of Digital and its subsidiaries and will be subordinated only to senior and asset-backed loans. Digital will have the right to call the debentures at 101% of face value if certain conditions are met. The debenture holders will have the right to require redemption of the debentures under specific conditions to be defined in the Convertible Debenture Agreement and Loan Agreement. After the debentures shares are converted, the debenture holders will have certain registration rights, including "piggy-back" registration rights at their expense; a shelf registration at Digital's expense and demand registration rights at the debenture holders' expense. The debenture shares have the same voting, preemptive and dividend rights as other shares of Digital's common stock.



    Warrants to purchase up to 200,000 shares of Digital's common stock will be issued to the convertible debenture holders as part of the convertible debenture financing. The warrants are exercisable for a period of five years at a price equal to the closing price of the common stock on the trading day prior to the date that the convertible debentures are issued. The common shares underlying these warrants contain the same provisions as other common stock of Digital.


    Each share of Digital's common stock is entitled to one vote. Dividends are declared annually in the sole discretion of management. The common shares have no preemptive rights.

                                  PROPOSAL VI.
                             ELECTION OF DIRECTORS


    Digital's Board of Directors is divided into three classes with each class serving staggered terms of three years. Since this is the first election of directors after staggered director terms was approved by the shareholders, all nine nominees for election as directors are nominated for election this year. Commencing with the annual meeting for 2002, those directors in Class One would be eligible for reelection for a three year term, if nominated. The following year, the directors in Class Two would be up for reelection, if nominated, and in the next year, the directors in Class Three would be up for reelection, if nominated. Commencing with the election at next year's annual meeting, each re-elected director will serve a term of three years and until a successor has been elected.


    Attached as Appendix XIII to this Proxy Statement is the Amendment to Digital's Bylaws and Articles of Incorporation which implemented the election of directors with staggered terms.

    The nine nominees for election as directors are identified below. Seven of the nominees are now members of the Board of Directors. The Board of Directors knows of no reason why any nominee would be unable to serve as a director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate the Board of Directors may reduce the number of directors to eliminate the vacancy.

    The three Classes of Director/Nominees is:

       Class One: Joseph Tang, Juliann Tenney, Lawrence A. Taylor and Stephanie
                  L. Pinson

       Class Two: John K. Pirotte, C. James Meese, Jr. and David L. Turney

       Class Three: J. Philips L. Johnston and John D. Higgins

NOMINEES STANDING FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING

                                                                                         TERM EXPIRES
NAME                                           AGE             CURRENT POSITION           IF ELECTED
----                                         --------   ------------------------------   ------------
John D. Higgins............................  68         Director                         2004
J. Phillips L. Johnston, JD................  61         Director                         2004
C. James Meese, Jr.........................  59         Director                         2003
Stephanie L. Pinson........................  64         None                             2002
John K. Pirotte............................  51         Director                         2003
Joseph Tang................................  53         Director                         2002
Lawrence A. Taylor.........................  54         CFO and Secretary                2002
Juliann Tenney.............................  48         Director                         2002
David L. Turney............................  57         Chairman of the Board and CEO    2003

NOMINEES FOR ELECTION

    The following material contains information concerning the nominees for election as directors, including their recent employment, positions with Digital, other directorships and age as of the date of this Proxy Statement.

    JOHN D. HIGGINS, age 68, was elected a director of Digital in February 1998. Since 1990 and until November 1999, Mr. Higgins was Senior Vice President of Corporate Finance for Royce Investment Group, Inc., certain assets of which were subsequently acquired by Investec Ernst & Company, an international investment and merchant banking firm. Mr. Higgins is currently an employee of Investec Ernst & Company. Mr. Higgins holds B.B.A. and M.B.A. degrees from Hofstra University.

    J. PHILLIPS L. JOHNSTON, JD, age 61, has served on the Board of Directors since April 1990. He is Chief Executive Officer and President of ID Technologies, a public company since September 1999. He was Chief Executive Officer of Pilot Therapeutics, Inc. from September 1998 to September 1999. He was President and Special Programs Administrator of Digital Recorders from April 1998 to May 15, 1998. From May 15, 1998 to December 31, 1998 he served as Special Programs Administrator. Until April 1998 he had served as the Chairman of the Board, President and Chief Executive Officer of Digital. He was the Administrator of the North Carolina Credit Unions from September 1987 to
April 1990. From October 1979 to September 1987, Mr. Johnston served as President and Chief Executive Officer of Data Pix, Inc., Norman Perry,
Chantry, Ltd., and Erwin-Lambeth, Inc., each of which were privately-held companies. From 1971 through 1979, he was President and Chief Executive Officer of Currier Piano Company, Marion, North Carolina. He is a director of several private companies including RemoteLight.com, Inc. where he serves as Vice Chairman. He has authored two books and is a Babcock Fellow at Wake Forest University. Mr. Johnston received his AB degree in economics from Duke University, attended the Stern Business School at New York University and received his law degree from the University of North Carolina.

    C. JAMES MEESE, JR., age 59, has served as a director of Digital since
April 1991 and was an independent sales representative for the DR business group from February 1993 through May 1995. Since 1989 he has provided advice and assistance to high growth companies on issues of market development, capitalization, corporate governance and organizational structuring through Business Development Associates, Inc., for which he is President. In addition, during 2000, he became a General Partner in Passages Venture Fund, LP, a venture capital fund that intends to invest in early stage technology-based companies. Prior to 1989 he spent approximately 20 years in various senior corporate marketing, business development and finance positions. Mr. Meese is also a director of New Wave

Powerboats, Inc. of Goldsboro, NC. Mr. Meese received a B.A. degree in Economics from the University of Pennsylvania and an M.B.A. from Temple University.

    STEPHANIE L. PINSON, age 64, presently serves as President of Gilbert Tweed Associates, Inc., a well established retained executive search firm based in New York City. Ms. Pinson has served as President of Gilbert Tweed since 1996, prior to which she held the title of Principle, joined the company in 1981, and has been an owner since 1987. She is a member of the Gilbert Tweed Board of Directors and has responsibility for the successful operation of the firm.
Ms. Pinson is the practice leader for the firm's widely recognized Transportation Search Practice, specializing in searches for Public Transit Authorities and their suppliers. The practice also supports aviation and port clients. With her partner, Janet Tweed Gusman, Ms. Pinson is also engaged in the Information Technology, Insurance and Industrial Practices. Her work with high technology and manufacturing companies is global in nature, and she directs Gilbert Tweed's offices in Bombay and New Delhi, India.

    Prior to joining Gilbert Tweed Associates, Ms. Pinson served as Director of Relocation Services for Real Estate World in Boulder, Colorado from 1978 to 1980. From 1972 to 1980, she studied and taught Medieval English Literature at Rutgers, the State University in New Jersey. Ms. Pinson serves in a variety of Association and Not for Profit Board positions. She is a member of the American Public Transportation Association's ("APTA") Executive Committee, serving as Vice Chair-Business Members at Large. She also serves on the APTA Chairman's Diversity Council. She is a member of the Overlook Hospital Board of Advisors in Summit, New Jersey where she chairs the Patient Satisfaction Committee.
Ms. Pinson received her Bachelors and Masters Degrees in English Literature from Rutgers University where she also qualified for the Ph.D.

    JOHN K. PIROTTE, age 51, became a director of Digital in May 1996. Since 1996, he has served as Chairman of Matrix Surface Technologies, Inc., a privately held company that develops and markets patented surface treatment abrasive products. Since 2000, Mr. Pirotte has served as President and Chief Operating Officer of Teleron Wireless, Inc., a privately held company that develops and markets wireless data modules for the telecommunications industry. Since 1990, he has served as Chairman and Chief Executive Officer of CORPEX Technologies, Incorporated, a privately held company that develops and markets surface-active chemical technology. Mr. Pirotte received his B.A. degree in economics from Princeton University and an M.S. in accounting from New York University.

    JOSEPH TANG, age 53, is the founder of Lite Vision Corp. Ltd. and has served as Chairman and CEO since 1990. He has served as a director of Digital since 1998. From 1981 to 1990, Mr. Tang was the Vice President of marketing for Taiwan Liton Electronics Corp. Ltd. Mr. Tang received his B.S. degree in industrial engineering from Tung Hai University in Taiwan.

    LAWRENCE A. TAYLOR C.P.A., age 54, has served as Chief Financial Officer and Secretary of Digital since May 1998. From March 1997 to June 1999, Mr. Taylor had been a partner with Tatum CFO Partners, LLP, a professional partnership of career CFO's. From March 1995 to August 1996, Mr. Taylor was Senior Vice President of Precept Business Products, Inc., a privately held holding company whose principal businesses were a distributor of business forms, construction and on demand courier delivery service. From May 1991 through December 1994, Mr. Taylor was Vice President and Group Controller of Mark IV Transportation Products Group ("Mark IV TPG"), a group of nine companies, subsidiaries and operating units serving transit and transportation markets worldwide. Mark IV TPG was an operating group of Mark IV Industries, Inc., formerly a New York Stock Exchange listed company. Prior to 1991, Mr. Taylor served in various financial managerial capacities in the food processing, commercial construction, and oil field supply industries as well as other manufacturing environments.
Mr. Taylor received a B.S. degree in accounting from Wayne State University.
Mr. Taylor is a certified public accountant.

    JULIANN TENNEY J.D., age 48, has served as a director of Digital since
April 1991. She is presently serving as Compliance Officer at Duke University School of Medicine. From July 1993 to August 1998, Ms. Tenney was an instructor in the non-profit management program at Duke University. From August 1990 through July 1993, she served as Executive Director of the Southern Growth Policies Board, an interstate alliance charged with designing economic development and growth strategies for southern Governors and legislators. From August 1988 to August 1990, Ms. Tenney served as Director for the Economic and Corporate Development Division of the North Carolina Biotechnology Center and also as their House Legal Counsel. From November 1987 to August 1988,
Ms. Tenney was Assistant Secretary at the North Carolina Department of Commerce. From August 1985 to November 1987, she was Executive Director of the North Carolina Technological Development Authority. Prior to that time, she was a practicing attorney. Ms. Tenney received a B.A. degree from the University of North Carolina and a law degree from Duke University.

    DAVID L. TURNEY, age 57, has served as Chairman of the Board and Chief Executive Officer of Digital since May 1998 and as a director of Digital since May 1996. Mr. Turney was co-founder, Chairman and CEO of Robinson Turney International, Inc. ("RTI"), a consulting firm, which was merged into Digital effective as of April 1998. RTI is engaged in business development, marketing services, advisory services, and merger, acquisition and financing assignments for selected clients. Until the date of merger, RTI clients included Digital and all clients were in the transit and transportation equipment industries. From March 1994 to December 1995, Mr. Turney was also engaged in strategic planning and development consulting services for his former employer, Mark IV
Industries, Inc. ("Mark IV"), formerly a New York Stock Exchange listed company since acquired by a private investor. From February 1991 to February 1994, he was President and Group Executive of Mark IV Transportation Products Group, a group of nine companies, subsidiaries and operating units of Mark IV, serving transit and transportation markets worldwide, which group Mr. Turney founded and developed. From 1984 to 1991, Mr. Turney was President of the Luminator division of Gulton Industries, Inc., which became a wholly owned subsidiary of Mark IV in 1987. Prior to 1984, he served in various managerial and engineering capacities in four corporations spanning the telecommunications, industrial hard goods, consumer electronics and electromagnetic components industries. Mr. Turney received his B.S. degree in industrial management from the University of Arkansas and has participated in numerous postgraduate study courses in finance, mergers and acquisitions, public company administration and operations.

EXECUTIVE OFFICERS

    The following material contains information concerning the executive officers of Digital who are not nominees for election as directors, including their recent employment, positions with Digital and age as of the date of this Proxy Statement.

    LAWRENCE A. HAGEMANN, age 57, has served as Executive Vice President and General Manager of TwinVision of North America, Inc., a wholly-owned subsidiary of Digital since February 1998. From July 1996 until February 1998,
Mr. Hagemann was Vice President and General Manager of TwinVision of North America, Inc. From July 1995 until July 1996, he served as Vice President of ADDAX Sound Company, a privately held company based in Illinois. From
April 1991 to December 1993, he served as Assistant to the President of Vapor-Mark IV. Since October 1993, he has served as a Director of Transtel Communications Ltd., a developer of news media software based in London, England. From 1973 through December 1990, he served as Vice President of Sales and Marketing for Extel Corporation of Illinois and as a Director of Excom Communications Limited (UK) and Extel Overseas Limited (HK). He is a co-editor of the 1995 book titled HOOVER'S GUIDE TO COMPUTER COMPANIES. Mr. Hagemann received his bachelors degree in electrical engineering from the University of Detroit and his M.B.A. from Loyola University (Chicago).

    ROBERT W. HUBER, age 61, founded Transit-Media GmbH on August 1, 1995. Since May 1996, he has served as Managing Director of Transit-Media, now a wholly owned subsidiary of Digital. From October 1989 to January 1985, Mr. Huber was Managing Director of Lawo-Luminator-Europa, a Mark IV Industries, Inc. company belonging to the Mark IV Industries Transportation Products Group ("Mark IV TPG"), a group of nine companies, subsidiaries and operating units serving transit and transportation markets worldwide. Mark IV TPG was an operating group of Mark IV Industries, Inc., formerly a New York Stock Exchange listed company. Prior to 1989 and since 1981, Mr. Huber served in various executive positions introducing the then entirely new product of alphanumeric destination sign systems for public transport vehicles in Europe. After having been elected twice as Chairman of the Industry Council the International Union of Public Transport ("UITP"), Mr. Huber now serves as Honorary Chairman of the Industry Council of UITP. Mr. Huber started his business career in a family owned business of manufacturing jewelry and precision parts for the watch industry and gained experience working in foreign countries including the U.S. with International Telephone & Telegraph, and in Geneva, Switzerland with the United Nations.


    TANYA L. JOHNSON, age 37, has served as Vice President and General Manager of the Digital Recorders business group since February 1998. Digital Recorders was previously described as Transit Communications ("TCS") business group. She has been employed in various management positions with the TCS business group since November 1995. Ms. Johnson also served as Manager of Engineering for TCS from June 1990 to October 1995 and as an Engineering Specialist from January 1988 to May 1989 and was, in that capacity, among the founders of the TCS "Talking Bus" technology. Ms. Johnson served as a Component Engineer at Teletec Corporation from June 1989 through May 1990. Ms. Johnson led the development of the Talking Bus product line. Ms. Johnson holds a B.S. degree in electrical engineering from Duke University.

    CRAIG S. SCATES, age 36, has served as Vice President and General Manager of Digital Audio Corporation ("DAC"), a wholly-owned subsidiary of Digital since June 2000. Prior to joining DAC, Mr. Scates served as Director of the Public Safety & Law Enforcement Solutions group of GTE Government Systems, and later DynCorp Information Systems, from November 1997 to June 2000. From March 1996 to November 1997, he served as Marketing Development Manager for GTE Government Systems, located in Chantilly, VA. From May 1986 to March 1996, he held various management positions with GTE Data Services in Tampa, FL including National Account Manager, Section Supervisor, Systems Planning Administrator, and Sr. Metrics Analyst. Mr. Scates is a Past President of the International Function Point Users Group association where was a noted speaker on the subject of software measurement and project management methods. He is currently an Associate Member of the International Association of Chiefs of Police.
Mr. Scates holds a B.S. degree in Business Administration from Florida Southern College and received his M.B.A. from Tampa University.

SIGNIFICANT EMPLOYEE

    DR. JAMES E. PAUL, JR., age 57, has served as the Chief Scientist of Digital Audio Corporation ("DAC"), the law enforcement and surveillance segment of Digital, since March 1997 with focus primarily on the technology needs of the DAC business unit. Prior to assuming that position, he had served as President of the DAC business group since February 28, 1995 when Digital acquired substantially all of the assets of DAC. Dr. Paul founded DAC in 1979 and served as its President and chief engineer since its inception. DAC designs, manufactures and markets digital signal processing equipment to law enforcement agencies, and Digital employed Dr. Paul to continue such business operations as a business group of Digital. From 1979 to 1981, Dr. Paul taught in the Electrical Engineering and the Computer Science Departments of California State University, Fullerton. From 1969 to 1979, he served as the senior research engineer and manager of the Audio Science Group at

Rockwell International Corporation. He received B.S., M.E.E. and Ph.D. degrees in electrical engineering from North Carolina State University.

    None of Digital's directors, director nominees or executive officers is a party to any arrangement or understanding with any other person with respect to nomination as a director. There is no relationship by blood, marriage or adoption, not more remote than first cousin, between any of Digital's directors, director nominees or executive officers.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of Digital's Common Stock as of April 18, 2001 by (i) each person known by Digital to own beneficially more than 5% of the outstanding Common Stock, (ii) each director and (iii) all executive officers and directors as a group. The information with respect to institutional investors is derived solely from statements filed with the Commission under Section 13(d) of the Securities Exchange Act. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.


                                                               SHAREHOLDINGS ON APRIL 18, 2001(1)
                                                              ------------------------------------
NAME AND ADDRESS                                              NUMBER OF SHARES    PERCENT OF CLASS
----------------                                              -----------------   ----------------
David L. Turney(2)..........................................         385,950            11.0
Lawrence A. Taylor(3).......................................          85,967             2.6
Lawrence A. Hagemann(4).....................................          66,667             2.0
Robert W. Huber(5)..........................................          23,667             0.7
Tanya Johnson(6)............................................          37,667             1.1
Craig Scates(5).............................................          13,333             0.4
Floyd J. Diaz(5)............................................          11,667             0.4
Gerald W. Sheehan(5)........................................          19,000             0.6
John D. Higgins(7)..........................................         139,611             4.2
J. Phillips L. Johnston(8)..................................         116,782             3.5
C. James Meese, Jr.(9)......................................          32,987             1.0
John K. Pirotte(10).........................................          71,695             2.2
John M. Reeves, II(11)......................................          22,000             0.7
Joseph Tang(12).............................................         420,000            12.8
Juliann Tenney(13)..........................................          39,982             1.2
Lite Vision Corporation.....................................         400,000            12.2
  736 Chung-Cheng Road, 18th Floor
  Chung Ho City, Taipei Hsien, Taiwan, R.O.C.
All current directors and officers as a group (16
  persons)(14)..............................................       1,887,975            57.7


------------------------

(1) Beneficial ownership includes both outstanding Common Stock and shares issuable upon exercise of options or warrants that are currently exercisable or will become exercisable within 60 days after the date hereof. Unless otherwise noted, sole voting and dispositive power is possessed with respect to all Common Stock shown. All percentages are calculated based on the number of outstanding shares at April 18, 2001 plus shares which a person or group has the right to acquire within 60 days. Except as noted otherwise, the address for all persons listed is 4018 Patriot Drive, One Park Center, Suite 100, Durham, North Carolina 27709.

(2) Includes 250,000 shares subject to currently exercisable options.

(3) Includes 46,667 shares subject to currently exercisable options.

(4) Includes 56,667 shares subject to currently exercisable options.

(5) Consists solely of shares subject to currently exercisable options.

(6) Includes 36,667 shares subject to currently exercisable options.

(7) Includes 20,000 shares subject to currently exercisable options.

(8) Includes 80,000 shares subject to currently exercisable options.

(9) Includes 31,987 shares subject to currently exercisable options.

(10) Includes 22,000 shares subject to currently exercisable options.

(11) Includes 22,000 shares subject to currently exercisable options.


(12) Includes 20,000 shares subject to currently exercisable options and 400,000 shares owned by Lite Vision Corporation, of which Mr. Tang is a director and officer. Mr. Tang disclaims beneficial ownership of these 400,000 shares.



(13) Includes 22,000 shares subject to currently exercisable options.



(14) Includes 675,655 shares subject to currently exercisable options.


BOARD COMMITTEES

    The Board of Directors has delegated certain of its authority to an Executive Compensation Committee, Audit Committee, Acquisition and Alliance Committee, Nominating Committee and Executive Committee. Other than the Executive Committee, of which Mr. Turney is Chairman, no member of any committee is an officer or employee of Digital. Mr. Turney serves as ex-officio member of all committees.

    The Compensation Committee is currently composed of Ms. Tenney and Mr. Higgins and is chaired by Ms. Tenney. The Compensation Committee held two meetings in fiscal year 2000. The primary function of the Compensation Committee is to review and make recommendations to the Board with respect to certain compensation policy matters and to administer Digital's incentive stock option plan.

    The Audit Committee is currently composed of Mr. Meese, Mr. Pirotte and
Mr. Higgins with Mr. Meese as Chairman. The members of the Audit Committee are independent within the meaning of Rule 4200(a)(14) of the NASD Marketplace Rules. The Audit Committee held five meetings in fiscal year 2000. The function of the Audit Committee is to review and approve the scope of audit procedures employed by Digital's independent auditors, to review and approve the audit reports rendered by Digital's independent auditors and to approve audit fees charged by the independent auditors. The Audit Committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors. See "Audit Committee Report." A copy of Digital's Audit Committee Charter is attached to this Proxy Statement as Appendix XII.

    The Nominating Committee is composed of Mr. Higgins as Chairman and
Mr. Reeves and met one time during 2000. The Nominating Committee makes advisory recommendations to the Board of Directors about appropriate composition and membership on the Board of Directors. The Nominating Committee will consider nominees for board election recommended by Digital's shareholders. Shareholders wishing to propose nominees for directors for next year's annual meeting should submit such proposed nominees to Digital by the date that Shareholder Proposals in next year's proxy statement must be received. See "Shareholder Proposals." All nominees proposed by shareholders will be considered by the Nominating Committee in making its nominations for directors but will not necessarily be accepted.

    The Executive Committee consists of Mr. Pirotte, Mr. Reeves, Mr. Meese, and Mr. Turney who also serves as Chairman. The Executive Committee met six times in fiscal 2000 and serves as an additional oversight of Digital in behalf for the Board of Directors normally involving more details than would be practical for the larger Board of Directors.

AUDIT COMMITTEE REPORT

    The Audit Committee has reviewed and discussed with management Digital's audited financial statements for the year ended December 31, 2000 (the "Fiscal Year 2000 Financial Statements").

    The Audit Committee has discussed with Digital's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard
No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

    Based upon the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Fiscal Year 2000 Financial Statements be included in Digital's Form 10-KSB for the year ended December 31, 2000.

    This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of the proxy statement, in connection with the Annual Meeting, except to the extent that Digital specifically requests that this Report be specifically incorporated by reference.

    Dated: March 5, 2001.

                                          The Audit Committee:
                                          C. James Meese, Jr.
                                          John D. Higgins
                                          John K. Pirotte

BOARD AND COMMITTEE ATTENDANCE

    In fiscal year 2000, the Board of Directors held six meetings. All directors, except Mr. Tang, who joined the Board of Directors as of April 1999, attended more than 75% of the aggregate of board and committee meetings held during fiscal year 2000.

EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth the annual and long-term compensation for services in all capacities to Digital for the last three fiscal years ended December 31, 2000 of David L. Turney, the Chief Executive Officer and President of Digital, Lawrence A. Hagemann, Robert W. Huber, Tanya L. Johnson, Craig S. Scates since June 1, 2000 and Lawrence A. Taylor. Listed below are Digital's executive officers other than Mr. Turney who were serving as executive officers at the end of the fiscal year ended December 31, 2000 (the "Named Executive Officers"). J. Phillips L. Johnston held an executive officer position during the three years ended December 31, 2000, but was not an employee of Digital on December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG TERM
                                                                                              COMPENSATION
                                                           ANNUAL COMPENSATION                   AWARDS
                                                  -------------------------------------   ---------------------
                                                                                          SECURITIES UNDERLYING
                                                   SALARY        BONUS     OTHER ANNUAL       OPTIONS/SARS
NAME AND PRINCIPLE POSITION              YEAR       ($)           ($)      COMPENSATION            ($)
---------------------------            --------   --------      --------   ------------   ---------------------
David L.Turney.......................    2000     185,000        30,000       $3,426(2)               --
Chief Executive Officer and President    1999     185,000        20,000           --                  --
                                         1998     175,000            --           --             250,000

J. Phillips L. Johnston..............    1998     131,250            --           --              50,000
Former Chief Executive Officer

Lawrence A. Hagemann.................    2000     140,000        77,000           --              25,000
Executive Vice President and General     1999     122,727        10,000           --               9,559
  Manager, TwinVision                    1998     115,416            --           --              23,441

Lawrence A. Taylor...................    2000     136,677        20,000           --              25,000
Chief Financial Officer and Secretary    1999     127,000         6,000           --              10,000
                                         1998      74,615(3)         --           --              20,000

Tanya L. Johnson.....................    2000     107,000            --           --              10,000
Vice President and General Manager,      1999     100,000        25,908           --              10,000
  DR                                     1998      72,791(4)         --           --               2,000

Craig S. Scates......................    2000      67,803(5)     20,000           --              20,000
Vice President and General Manager,
  DR

Robert W. Huber......................    2000      89,766            --       11,715(2)           10,000
Managing Director                        1999      82,596            --       11,558(2)           10,000
Transit-Media GmbH                       1998      78,923            --        8,555(2)               --

Michael A. Connor, Jr................    1999      99,167(6)     23,158           --               2,000
Former Vice President and General        1998      80,507        40,608           --                  --
  Manager, DAC

------------------------

(1) Such options were granted pursuant to Digital's Incentive Stock Option Plan.

(2) Represents usage of company leased automobile and accident insurance.

(3) Mr. Taylor was first employed as an officer of Digital in May 1998.

(4) Ms. Johnson became Vice President and General Manager in March 1998.

(5) Mr. Scates was first employed as an officer of Digital and General Manager of DAC in June 2000.

(6) Mr. Connor resigned from Digital effective December 31, 1999

    The following table sets forth information concerning grants of stock options to the Named Executive Officers pursuant to Digital's stock option plan during the fiscal year ended December 31, 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                        INDIVIDUAL GRANTS
                                           --------------------------------------------
                                            NUMBER OF
                                            SECURITIES       % OF TOTAL
                                            UNDERLYING      OPTIONS/SARS
                                           OPTIONS/SARS      GRANTED TO      EXERCISE O
                                             GRANTED      EMPLOYEES IN THE   BASE PRICE
NAME                                           (#)          FISCAL YEAR        ($/SH)     EXPIRATION DATE
----                                       ------------   ----------------   ----------   ---------------
Lawrence A. Hagemann.....................     25,000            11.8%           2.00        01-June-10
Lawrence A. Taylor.......................     25,000            11.8%           2.00        01-June-10
Tanya L. Johnson.........................     10,000             4.7%           2.00        01-June-10
Craig S. Scates..........................     20,000             9.5%           2.00        01-June-10
Robert W. Huber..........................     10,000             4.7%           2.00        01-June-10

    No stock options were exercised by the Named Executive Officers in the fiscal year ended December 31, 2000. The following table shows the stock option values for the Named Executive Officers as of December 31, 2000.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                    NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED            IN-THE-MONEY(1)
                                                   OPTIONS/SARS AT FISCAL        OPTIONS/SARS AT FISCAL
                                                        YEAR-END (#)                    YEAR-END
                                                 ---------------------------   ---------------------------
                                                 EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                                 -----------   -------------   -----------   -------------
David L. Turney................................    250,000            --               --            --
Lawrence A. Hagemann...........................     56,667         8,333               --            --
Lawrence A. Taylor.............................     46,667         8,333               --            --
Tanya L. Johnson...............................     36,667         3,333               --            --
Craig S. Scates................................     13,333         6,667               --            --
Robert W. Huber................................     23,667         3,333               --            --

------------------------

(1) Options or free-standing SARs are in-the-money if the fair market value of the underlying securities exceeds the exercise or base price of the option or SAR. The closing market price of the Common Stock on December 31, 2000 was $1.563.

BOARD COMPENSATION


    No employee of Digital receives any additional compensation for his or her services as a director. Non-management directors receive no salary for their services as such although travel or other out-of-pocket expenses incurred by non-management directors in attending meetings of the Board of Directors and Committee meetings are reimbursed on an actual but reasonable basis. Effective June 2000, Digital instituted a meeting-fee schedule for non-employee directors attending Board and Committee meetings. The fee related to board meetings is $1,500 for regular meetings and $750 for telephonic meetings. The fee for Committee meetings is $1,000/meeting with the Chair receiving an additional $750/meeting. Certain directors of Digital are consultants or advisors to Digital and receive compensation for such services. See "Certain Relationships and Related Transactions" and "Interest of Certain Persons in Proposed Acquisition." During the fiscal year 2000, the Board of Directors granted a total of 70,000 options to non-employee, non-consultant directors. Such options are exercisable at a price of $2.00 per share. The following table shows the options granted to non-employee, non-consultant directors pursuant to the stock option plan during fiscal year 2000.

                                                   OPTIONS GRANTED TO NON-EMPLOYEE/NON-CONSULTANT
                                                         DIRECTORS DURING FISCAL YEAR 2000
                                       ----------------------------------------------------------------------
                                                        INDIVIDUAL GRANTS
                                       ----------------------------------------------------
                                                                 % OF TOTAL
                                       NUMBER OF SECURITIES     OPTIONS/SARS
                                            UNDERLYING           GRANTED TO
                                           OPTIONS/SARS         NON-EMPLOYEE      EXERCISE
                                             GRANTED          DIRECTORS IN THE   BASE PRICE
NAME                                           (#)              FISCAL YEAR        ($/SH)     EXPIRATION DATE
----                                   --------------------   ----------------   ----------   ---------------
John D. Higgins......................         10,000                14.3%           2.00      01-June-10
J. Phillips L. Johnston..............         10,000                14.3%           2.00      01-June-10
C. James Meese, Jr...................         10,000                14.3%           2.00      01-June-10
John K. Pirotte......................         10,000                14.3%            2.0      01-June-10
John M. Reeves, II...................         10,000                14.3%           2.00      01-June-10
Joseph Tang..........................         10,000                14.3%           2.00      01-June-10
Juliann Tenney.......................         10,000                14.3%           2.00      01-June-10



    No stock options were exercised by the non-employee non-consultant directors in the the ficsal year ended December 31, 2000


401(k) PLAN


    In January of 1996, Digital implemented a defined contribution savings plan for all eligible employees (as defined). The savings plan is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended. Under the savings plan, a participant may contribute from one to fifteen percent of his or her compensation, not to exceed an amount which would cause the plan to violate
Section 401(k) and other applicable sections of the Internal Revenue Code. Digital does not make any matching contributions to the savings plan. All participants' contributions are invested, in accordance with the participant's election, in various investment funds managed by the plan trustee. The savings plan permits withdrawals in the event of disability, death, attainment of age fifty nine and one-half, termination of employment or proven financial hardship. Digital pays all the costs of administering the savings plan.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    Effective January 1, 1998, Digital entered into an employment agreement with David L. Turney, to serve as Digital's Chief Executive Officer and President. The agreement provides for an annual salary of $175,000 in the first year of the term and $185,000 in the second and succeeding years, for a term of four years. In addition, the agreement provides for bonus and incentive stock option compensation. In the event of a "Triggering Event," which includes a change in ownership of Digital of at least 50% or a merger, consolidation, reorganization or liquidation of Digital, Mr. Turney would be entitled to receive 2.9 times his annual salary, incentive and bonus payments during the most recent 12 month period, if Mr. Turney's employment is terminated or he is unable to reach a satisfactory new agreement. The agreement may be terminated by Digital or Mr. Turney with or without cause. The agreement requires Mr. Turney to keep confidential certain technology and trade secrets of Digital, and prohibits
Mr. Turney for engaging in business competing with Digital during his employment and for one year after termination, if initiated by him, or six months, if initiated by Digital. A copy of Mr. Turney's Employment Agreement is attached to this Proxy Statement as Appendix XIV.

    Effective January 1, 1999, Digital entered into an employment agreement with Larry Hagemann to serve as its Executive Vice President for a period of one year, subject to periodic extensions for like periods. The agreement provides for compensation of an annual salary of $122,727, initially, and bonuses or stock options, in the discretion of the Compensation Commitee. In the event of a "Triggering Event," which includes a change in ownership of Digital of at least 50% or a merger, consolidation, reorganization or liquidation of Digital, Mr. Hagemann would be entitled to receive two times his annual salary, incentive and bonus payments during the most recent
12 month period, if Mr. Hagemann's employment is terminated or he is unable to reach a satisfactory new agreement. The agreement may be terminated by Digital or Mr. Hagemann with or without cause. The agreement requires Mr. Hagemann to keep confidential certain technology and trade secrets of Digital, and prohibits Mr. Hagemann for engaging in business competing with Digital during him employment and for one year after termination, if initiated by him, or six months, if initiated by Digital. A copy of Mr. Hagemann's Employment Agreement is attached to this Proxy Statement as Appendix XV.

    Effective January 1, 1999, Digital entered into an employment agreement with Larry Taylor to serve as its Chief Financial Officer for a period of one year, subject to periodic extensions for like periods. The agreement provides for compensation of an annual salary of $127,000, initially, and bonuses or stock options, in the discretion of the Compensation Commitee. In the event of a "Triggering Event," which includes a change in ownership of Digital of at least 50% or a merger, consolidation, reorganization or liquidation of Digital, Mr. Taylor would be entitled to receive two times his annual salary, incentive and bonus payments during the most recent 12 month period, if Mr. Taylor's employment is terminated or he is unable to reach a satisfactory new agreement. The agreement may be terminated by Digital or Mr. Taylor with or without cause. The agreement requires Mr. Taylor to keep confidential certain technology and trade secrets of Digital, and prohibits Mr. Taylor for engaging in business competing with Digital during him employment and for one year after termination, if initiated by him, or six months, if initiated by Digital. A copy of Mr. Taylor's Employment Agreement is attached to this Proxy Statement as Appendix XVI.

    Digital's Incentive Stock Option Plan (the "Plan") provides that, in the event Digital enters into an agreement providing for the merger of Digital into another corporation or the sale of substantially all Digital's assets, any outstanding unexercised option shall become exercisable at any time prior to the effective date of such agreement. Upon the consummation of the merger or sale of assets, such options shall terminate unless they are assumed or another option is substituted therefor by the successor corporation. See "Summary of the Incentive Stock Option Plan."


    The Board of Directors has approved and recommends that shareholders vote for the director nominees identified above.


                                  PROPOSAL VII
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    Upon recommendation of the Audit Committee, the Board of Directors has appointed McGladrey & Pullen, LLP to serve as independent public accountants of Digital for its fiscal year ending December 31, 2001. The Board seeks to have the shareholders ratify the appointment of McGladrey & Pullen, LLP, which has served as the independent public accountants of Digital since September 1998. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if it is their desire to do so, and will be available to respond to appropriate questions from shareholders.

    AUDIT FEES. The aggregate fees billed for audit of Digital's annual financial statements for 2000 and the reviews of the financial statements included in Digital's Forms 10-QSB was $71,491.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Digital did not engage the principal accountant for any services of this nature.

    ALL OTHER FEES. The aggregate of all other fees billed by the principal accountant was $119,880, the majority of which was for the due diligence and proxy statement procedures and assistance in preparing tax returns. The Audit Committee considers the nature of this work to be compatible with maintaining the principal accountant's independence.

    The Board of Directors recommends a vote for ratification of the appointment of McGladrey & Pullen, LLP as independent public accountants for the Company for fiscal year 2001.


                                 PROPOSAL VIII
        PROPOSAL TO APPROVE AMENDMENT TO THE INCENTIVE STOCK OPTION PLAN

    Digital's Incentive Stock Option Plan (the "Plan") was adopted effective April 27, 1993 and amended in June 1998, April 1999 and May 2000. The Board of Directors believes the Plan has proved to be of substantial value in recruiting new employees as well as stimulating the efforts of existing employees.

    Digital desires to attract and retain the best available employees, directors and consultants for Digital and to encourage the highest level of performance by such persons, thereby enhancing the value of Digital for the benefit of its stockholders. Digital and the Compensation Committee of the Board of Directors believe that in order to accomplish these objectives it is necessary to: (i) meet the competitive requirements of the workforce marketplace by including equity incentives as part of the total compensation to be paid to prospective directors, executive officers and key employees; and (ii) reward the performance of existing and future directors, executive officers and key employees and increase the proprietary and vested interest of all such persons in the growth and performance of Digital in a manner that provides them with a means to increase their holdings of Common Stock and aligns their interests with the interests of the stockholders of Digital.

    The Board of Directors has adopted an amendment to the Plan to increase the number of shares available for issuance under the Plan by an additional 160,000 shares of Common Stock.

    The provisions of the existing Plan, as well as the proposed amendments thereto, are summarized below.

SUMMARY OF THE INCENTIVE STOCK OPTION PLAN

    Digital's Incentive Stock Option Plan (the "Plan") was adopted by the Board of Directors and approved by the shareholders of Digital effective April 1993 and amended in June 1999 and May 2000. An aggregate of 820,000 shares of Common Stock is reserved for issuance under the Plan. The Plan provides for the granting of incentive stock options ("Incentive Stock Options" or "ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("NQSOs") and stock appreciation rights ("SARs"). NQSOs may be granted to employees, directors and advisors of Digital, while ISOs may be granted only to employees. No options may be granted under the Plan subsequent to April 2003.

    The Plan is administered by the Compensation Committee of the Board of Directors, which determines the terms and conditions of the options and SARs granted under the Plan, including the exercise price, number of shares subject to the option and the exercisability thereof.

    The exercise price of all ISOs granted under the Plan must be at least equal to the fair market value of the Common Stock of Digital on the date of grant. In the case of an optionee who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Digital, the exercise price of ISOs shall be not less than 110% of the fair market value of the Common Stock on the date of grant. The exercise price of all NQSOs granted under the Plan shall be determined by the Compensation Committee. Digital agreed with the underwriter of its initial public offering that the exercise price of options granted under the Plan will not be less than 85% of the fair market value of the Common Stock. The term of options granted under the Plan may not exceed ten years. The Plan may be amended or terminated by the Board of Directors, but no such action may impair the rights of a participant under a previously granted option.

    The Plan provides the Board of Directors or the Compensation Committee the discretion to determine when options granted thereunder shall become exercisable and the vesting period of such options. Upon termination of a participant's employment, directorship or advisory relationship with Digital, all unvested options terminate and are no longer exercisable. Vested options either terminate immediately or remain exercisable for a specified period of time depending on the nature and circumstances of the termination.

    The Plan provides that, in the event Digital enters into an agreement providing for the merger of Digital into another corporation or the sale of substantially all Digital's assets, any outstanding unexercised option shall become exercisable at any time prior to the effective date of such agreement. Upon the consummation of the merger or sale of assets, such options shall terminate unless they are assumed or another option is substituted therefor by the successor corporation.

    The Plan provides the Board of Directors or the Compensation Committee discretion to grant SARs in connection with any grant of options. Upon the exercise of a SAR, the holder shall be entitled to receive a cash payment in an amount equal to the difference between the exercise price per share of options then exercised by him and the fair market value of the Common Stock as of the exercise date. The holder is required to exercise options covering twice the number of shares, which are subject to the SAR so exercised. SARs are not exercisable during the first six months after the date of grant, and may be transferred only by will or the laws of descent and distribution.

    As of December 31, 2000, a total of 803,787 NQSOs and ISOs were outstanding, with exercise prices ranging from $1.63 to $3.00. There were no SARs outstanding as of December 31, 2000. As of April 18, 2001, the market value of Digital's common stock which underlies the NQSOs and ISOs was $1,256,946.

FEDERAL INCOME TAX EFFECTS OF THE ISSUANCE AND EXERCISE OF OPTIONS UNDER THE
  PLAN

    The following discussion summarizes the federal income tax consequences of the 2000 Stock Incentive Plan based on current provisions of the Code, which are subject to change. This summary does not cover any state or local tax consequences of participation in the Plan.

    NONQUALIFIED STOCK OPTIONS. The grant of a Nonqualified Stock Option, or NQSO is not a taxable event to the recipient unless the option itself is publicly-traded on an established securities market. Generally, when the recipient of an option under the Plan exercises a NQSO, the difference between the option exercise price and any higher fair market value of the shares of Common Stock received on the date of exercise (the "Spread") will be ordinary income to the recipient and will be generally allowed as a deduction for federal income tax purposes to the employer.

    Any gain or loss realized by an optionee on disposition of the Common Stock acquired upon exercise of a NQSO will generally be capital gain or loss to such optionee, long term or short term depending on the holding period, and will not result in any additional tax consequences to the employer. The optionee's basis in the shares of Common Stock is determined generally at the time of exercise.

    Alternatively, if the stock is subject to a substantial risk of forfeiture (such as vesting requirements) at the time of exercise, no compensation income will generally be realized by the holder at that time. In that case, the holder will not recognize compensation income until the tax year in which the forfeiture restrictions lapse (i.e., when the stock becomes vested); at which time the holder will recognize compensation income based on the excess of the fair market value of such stock at the time of vesting over the holder's exercise price for the shares. Moreover, the corporation will generally be entitled to a corresponding tax deduction at the time of vesting equal to the amount includable by the option holder/service provider in income. The holder's holding period for the stock will begin on the vesting date.

    There is a mechanism, however, pursuant to which a holder may elect to pay tax based on the value of the stock at the time of exercise notwithstanding that the stock may be subject to a risk of forfeiture at that time. Specifically, the holder may make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") to be taxed at the time of exercise as if the vesting restrictions did not exist. A Section 83(b) election must be made by the holder within 30 days after the restricted stock is transferred to such holder. This election is generally strategically effective to minimize tax if there is little or no Spread at the time of exercise, but it is anticipated that the stock subject to the option is likely to appreciate significantly prior to the time that the vesting restrictions would otherwise lapse. In the event of a
Section 83(b) election, the issuing corporation is generally entitled to a tax deduction equal to the Spread on the date of exercise. Moreover, the holding period of the stock in the hands of the holder would begin on the date that the option is exercised, and the subsequent satisfaction of the vesting requirements with respect to this stock will not be a taxable event. The holder will generally recognize long-term capital gain (rather than compensation income taxable at ordinary income rates) or loss to the extent that the stock is held for more than one year after the exercise date at the time of the disposition. If the stock with respect to which a Section 83(b) election has been made is forfeited prior to vesting, the holder will generally be entitled to a capital loss solely to the extent of the exercise price paid by the holder.

    INCENTIVE STOCK OPTIONS. The grant of an Incentive Stock Option, or ISO is generally not a taxable event to the recipient. Digital is not entitled to a deduction as a result of the grant or exercise of an ISO. When an optionee exercises an ISO, while employed by Digital or a subsidiary or within three months (one year for disability) after termination of employment by reason of retirement or death, no ordinary income will be recognized by the optionee at that time, but the Spread (if any) will be an adjustment to taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares of Common Stock acquired upon exercise of the ISO are not disposed of prior to the expiration of one year after the date of acquisition and two years after the date of grant of the option, the excess (if any) of the sales proceeds over the aggregate option price of such shares of Common Stock will be long term capital gain, but the employer will not be entitled to any tax deduction with respect to such gain. Generally, if the shares of Common Stock are disposed of prior to the expiration of such periods (a "Disqualifying Disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the employer will generally be entitled to a federal income tax deduction in a like amount). Any gain realized by the optionee as the result of a Disqualifying Disposition that exceeds the amount treated as ownership income will be capital in nature, long term or short term depending on the holding period. If an ISO is exercised more than three months (one year for disability) after termination of employment, the tax consequences are the same as described above for NQSOs.

    Certain additional special rules apply if the exercise price for an option is paid in shares of Common Stock previously owned by the optionee rather than in cash.


    ACCORDINGLY, EACH OPTIONEE SHOULD CONSULT HIS OR HER TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO HIM OR HER OF THE STOCK INCENTIVE PLAN AWARDS, AS WELL AS THE USE OF SHARES OF COMMON STOCK FOR EXERCISE, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, OR FOREIGN INCOME TAX AND OTHER LAWS.


INCENTIVE STOCK OPTION PLAN BENEFITS TABLE

    Because benefits granted under the Plan are at the discretion of the Compensation Committee, the benefits that will be awarded in the future under the Plan are not currently determinable. The following table shows the options that have been granted to executive officers, directors, and the groups below since the Plan was implemented.

        DIGITAL RECORDERS INCENTIVE STOCK OPTION PLAN -- SINCE INCEPTION

                                                    NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED            IN-THE-MONEY(1)
                                                   OPTIONS/SARS AT FISCAL        OPTIONS/SARS AT FISCAL
                                                         YEAR-END(#)                   YEAR-END($)
                                                 ---------------------------   ---------------------------
NAME                                             EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                             -----------   -------------   -----------   -------------
David L. Turney................................      250,00         --             --             --
Lawrence A. Hagemann...........................      56,667         (8,333)        --             --
Tanya L. Johnson...............................      36,667         (3,333)        --             --
Craig S. Scates................................      13,333         (6,667)        --             --
Robert W. Huber................................      23,667         (3,333)        --             --
Lawrence A. Taylor.............................      46,667         (8,333)        --             --
    EXECUTIVE GROUP............................     427,001        (29,999)        --             --

John D. Higgins................................      20,000         --             --             --
J. Phillips L. Johnston........................      80,000         --             --             --
C. James Meese, Jr.............................      31,987         --             --             --
John K. Pirotte................................      22,000         --             --             --
John M. Reeves, II.............................      22,000         --             --             --
Joseph Tang....................................      20,000         --             --             --
Juliann Tenney.................................      22,000         --             --             --
    NON-EXECUTIVE DIRECTOR GROUP...............     217,987         --             --             --

Floyd Diaz.....................................      11,667         (2,333)        --             --
Jerry Sheehan..................................      19,000         (5,000)        --             --
    NON-EXECUTIVE OFFICER EMPLOYEE GROUP.......      30,667         (7,333)        --             --

------------------------

(1) Options of free-standing SARs are in-the-money if the fair market value of the underlying securities exceed the exercise or base price of the option or SAR. The closing market price of the Common Stock on December 31, 2000 was $1.563.


    The Board of Directors has unanimously approved and recommends that shareholders vote for approval of the amendment to the incentive stock option plan to permit the issuance of an additional 160,000 shares pursuant to the plan.


                             FINANCIAL INFORMATION


    Digital's audited consolidated financial statements for the years ended December 31, 2000 and 1999 are contained in Digital's Annual Report on
Form 10-KSB for the year ended December 31, 2000, as amended by its Form 10-KSB/A, which are incorporated herein by reference. The 2000 Annual Report is being sent to the shareholders along with this proxy statement. Digital's unaudited consolidated financial statements for the period ended
March 31, 2001 are contained in Digital's quarterly report on Form 10-QSB, which is incorporated herein by reference.



    The unaudited consolidated financial statements of Mobitec Holding AB and Subsidiaries as of and for the years ended December 31, 2000 and 1999 and as of and for the period ended March 31, 2001 and 2000 are attached to this proxy statement as Appendix X.

    Pro forma financial statements, consisting of the Digital and Mobitec combined statements of operations for the year ended December 31, 2000 and for the period ended March 31, 2001, and a combined balance sheet as of March 31, 2001, showing the effect of the acquisition, are attached to this proxy statement as Appendix XI.


                           INFORMATION ABOUT DIGITAL

DESCRIPTION OF BUSINESS


    Digital's Description of Business contained in its Annual Report on Form 10-KSB for the year ended December 31, 2000, as amended, is incorporated herein by reference.


DESCRIPTION OF PROPERTY


    Digital's Description of Property contained in its Annual Report on Form 10-KSB for the year ended December 31, 2000, as amended, is incorporated herein by reference.


LEGAL PROCEEDINGS


    Digital's description of Legal Proceedings contained in its Annual Report on Form 10-KSB for the year ended December 31, 2000, as amended, is incorporated herein by reference.


MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS


    The description of Market for Common Equity and Related Stockholder matters contained in Digital's Annual Report on Form 10-KSB for the year ended
December 31, 2000, as amended, is incorporated herein by reference.


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS


    Digital incorporates herein by reference its Management's Discussion and Analysis of Financial Condition and Results of Operations contained in its annual report on Form 10-KSB for the year ended December 31, 2000, as amended, and the Management's Discussion and Analysis contained in its quarterly report on Form 10-QSB for the period ended March 31, 2001.


                           INFORMATION ABOUT MOBITEC

DESCRIPTION OF BUSINESS


    Mobitec is approximately a $12.4 million sales volume company and operates primarily in the Nordic market, which consists of Greenland, Greenland, Sweden, Norway, Denmark, and Finland, for electronic destination sign systems. The principal customers of Mobitec are transit bus, light rail manufacturers and municipal transit authorities. Its technology is compatible with TwinVision of North America, Inc. (TwinVision), a subsidiary of Digital, although it has opted to not fully migrate to TwinVision light emitting diode/flip-dot hybrid type technology. Mobitec uses traditional flip-dot displays indirectly illuminated by strips of high-intensity light emitting diodes mounted in a similar location as the fluorescent tubes of older illumination technology systems.



    In addition to the Nordic markets, Mobitec operates in Australia, participates in a 50:50 joint venture in Brazil, and recently established a sales office in central Germany focused on smaller operators.


    Mobitec was founded in 1987 and employs about 45 people. Its primary operating office is in Herrljunga, Sweden located about a one-hour drive East-Northeast of Goteborg Sweden. Electronic sign components including the flip-dot strips, light emitting diode strips, housings, controller circuit boards and cable assemblies are purchased in the open market through European manufacturers and assembled into completed sign systems in Herrljunga. The Swedish facility also provides the assembled electronic signs, components and parts for its foreign subsidiaries. Access from Central Europe is typically by land/sea from Denmark or via air through either the Goteborg or Stockholm International Airports. Mobitec is thus situated in a strategically important segment of this overall general niche market and is further positioned to serve the former Eastern Block markets.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

    There is no public market for Mobitec's common stock. There are five holders of Mobitec's stock. After the Acquisition, all the shares of Mobitec will be owned by DRI Europa and/or Digital. Since January 1, 2000, Mobitec has paid dividends consisting of SEK 519,000 ($48,258) to its shareholders.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS


    Mobitec Holding AB ("Mobitec") has one wholly-owned subsidiary, Mobitec AB, which in turn owns 100% of Mobitec GmbH and Mobitec Australia Pty. Ltd. In addition, Mobitec AB owns 50% of a company operating in Brazil known as Mobitec Ltda. Two other subsidiaries of Mobitec, Hexair AB and Mobitec Klimat AB, are not part of the Stock Purchase Agreement and have been sold to Bengt Bodin prior to the Closing Date. The financial results discussed below include the results of these two subsidiaries that Digital is not acquiring. The results of these two subsidiaries as compared to Mobitec's consolidated results for the years 1999 and 2000 are not material. The sales of these two subsidiaries for the fiscal years 2000 and 1999 was less than 6% of the total Mobitec sales for these years. The net income for these two subsidiaries was a net loss of SEK 1,314,000 ($143,000) for the 2000 and a net income of SEK 113,000 ($14,000) for
1999. As of December 31, 2000, the total assets, liabilities and stockholders' equity of these subsidiaries was $422,000, $296,000 and $127,000, respectively, none of which amounts constituted more than 10% of the respective Mobitec consolidated total. The absence of these two subsidiaries is not expected to significantly impact future results.



    Mobitec designs, manufactures or contracts for the manufacture of electronic destination sign systems sold primarily in the transit and transportation vehicle equipment market in Scandinavia, continental Europe, Brazil and Australia. These customers include municipalities, regional and local departments of transportation, transit agencies, vehicle manufacturers, and public, private, or commercial operators of those vehicles. See "Information about Mobitec--Description of Business" above. In fiscal 1999 and 2000, six customers wholly owned by a major Scandinavian and European bus and truck manufacturer accounted for 26.8% and 27.4%, respectively, of Mobitec's annual revenues. These same customers collectively accounted for 28.5% and 30.8% of Mobitec's revenues for the period ended March 31, 2001 and 2000, respectively. The loss of these customers, collectively, would have a material adverse impact on Mobitec's revenues. Mobitec expects that these customers will continue to account for a significant portion of its annual revenues in the coming years.


    Foreign currency assets and liabilities are translated using the Swedish krona (SEK) exchange rates in effect at the balance sheet date. Results of operations are translated using the average exchange rate prevailing throughout the period. The effects of unrealized exchange rate fluctuations on translating foreign currency assets and liabilities into U. S. dollars are accumulated as a translation adjustment in stockholders' equity. The SEK to U.S. dollar foreign exchange rates used in the financial statements are:

                                                      12/31/00   12/31/99   3/31/01    3/31/00
                                                      --------   --------   --------   --------
Balance Sheet.......................................   9.415      8.505      10.400     8.635
Income Statement....................................   9.168      8.274       9.744     8.755

    The following discussion provides an analysis of Mobitec's consolidated results of operations and its liquidity and capital resources. This discussion should be read in conjunction with the consolidated financial statements of Mobitec and notes therein.

RESULTS OF OPERATIONS

    The following table sets forth the percentage of revenues represented by certain items included in Mobitec's Consolidated Statements of Operations. The amounts stated below are in the functional currency of Sweden (krona -- SEK):

                                                                    YEAR ENDED                QUARTER ENDED
                                                                   DECEMBER 31,                 MARCH 31,
                                                              ----------------------      ----------------------
                                                                2000          1999          2001          2000
                                                              --------      --------      --------      --------
Net sales...................................................   100.0%        100.0%        100.0%        100.0%
Cost of sales...............................................    59.6          68.4          53.5          57.7
                                                               -----         -----         -----         -----
  Gross profit..............................................    40.4          31.6          46.5          42.3
                                                               -----         -----         -----         -----
Operating expenses:
  Selling, general and administrative.......................    33.1          25.0          29.6          31.3
  Research and development..................................     6.0           4.9           4.4           6.5
  Other.....................................................      .1            .4            --            --
                                                               -----         -----         -----         -----
    Total operating expenses................................    39.2          30.3          34.0          37.8
                                                               -----         -----         -----         -----
  Operating income..........................................     1.2           1.3          12.5           4.5
Other income (expense) and interest expense.................     (.2)          (.6)         (0.4)         (0.2)
                                                               -----         -----         -----         -----
  Income before income taxes................................     1.0            .7          12.1           4.3
Income tax expense..........................................     (.5)           .3           2.7           2.0
                                                               -----         -----         -----         -----
  Income before minority interest in net income of
    consolidated subsidiary.................................      .5            .4           9.4           2.3
Less: Minority interest in net income of consolidated
  subsidiary................................................     (.7)           .2           1.0           0.4
                                                               -----         -----         -----         -----
Net income (loss)...........................................     (.2)%          .2%          8.4%          1.9%
                                                               =====         =====         =====         =====

COMPARISON OF YEAR ENDED DECEMBER 31, 2000 AND 1999

    Net sales for the year ended December 31, 2000 were SEK 114,031,000 ($12,437,774) an increase of SEK 17,938,000 ($823,923) or 18.7% as compared to
SEK 96,093,000 ($11,613,851) for the comparable year in 1999. The increase in sales was primarily due to an increase in new customer sales of 12,256,000 SEK ($1,336,806) and 6,770,000 SEK ($738,428) in the recently formed Brazil and Australia subsidiary operations, respectively.

    Gross profit for the year ended December 31, 2000 was SEK 46,070,000 ($5,025,021), an increase of SEK 15,724,000 ($1,357,388) or 51.8%, over gross profit of SEK 30,346,000 ($3,667,634) for the year ended December 31, 1999. As a percentage of sales, gross profit during the year ended December 31, 2000 was 40.4% of net sales, as compared to 31.6% during the corresponding year in 1999. The increase in gross profit percentage was caused primarily by a lower cost of electronic components.

    Selling, general and administrative expenses during the year ended December 31, 2000 were SEK 37,781,000 ($4,120,910), an increase of
SEK 13,767,000 ($1,218,566) or 57.3% as compared to expenses of SEK 24,014,000
($2,902,345) during the year ended December 31, 1999. This increase was primarily due to an increase in total personnel costs of 2,362,000 SEK ($257,632) and an increase in external costs of 13,501,000 SEK ($1,472,000).

    Research and development expenses for the year ended December 31, 2000 were SEK 6,821,000 ($743,991) an increase of SEK 2,079,000 ($170,870) or 43.8%, as compared to expenses of SEK 4,742,000 ($573,121) during the year ended
December 31, 1999. As a percent of sales, these expenses were 6.0% in 2000 and 4.9% for the same period in 1999. The increase was the result of higher expense in development of electronic sign systems.

    Total other income (expense) and interest income (expense) for the year ended December 31, 2000 was SEK (215,000) (($23,451)), a decrease of SEK 316,000
($40,726) as compared to SEK (531,000) (($64,177)) for the year ended
December 31, 1999. This decrease is primarily due to the gain on the sale of the Hexair subsidiary included in other income in 2000.

COMPARISON OF QUARTER ENDED MARCH 31, 2001 AND 2000.

    Net sales for three months ended March 31, 2001 were SEK 34,207,000 ($3,510,664), an increase of SEK 8,059,000 ($2,986,540) or 30.8% as compared to
SEK 26,148,000 ($524,129) for the comparable quarter in 2000. This increase in sales was attributed to sales growth to both existing and new customers of 4,436,000 SEK ($455,267) and 1,919,000 SEK ($196,947) in Sweden and Brazil,
respectively, as well as new customer sales in the newly formed Australian subsidiary of 3,778,000 SEK ($387,736).

    Gross profit for the three months ended March 31, 2001 was SEK 15,901,000 ($1,631,920) and represents an increase of SEK 4,829,000 ($367,312) or 43.6%, over gross profit of SEK 11,072,000 ($1,264,608) for the three months ended March 31, 2000. As a percentage of sales, gross profit during the quarter ended March 31, 2001 was 46.5% of net sales, as compared to 42.3% during the corresponding three months in 2000. The increase in gross profit was caused primarily by improved margins from sales in Sweden.

    Selling, general and administrative expenses during the three months ended March 31, 2001 were SEK 10,113,000 ($1,037,897), an increase of SEK 1,935,000
($103,832) or 23.7% as compared to expenses of SEK 8,178,000 ($934,065) during the three months ended March 31, 2000. This increase was due primarily to increased personnel and fringe benefit costs of 864,000 SEK ($88,672) in Sweden and of 371,000 SEK ($38,076) in Germany, as well as new personnel costs of 149,000 SEK ($15,292) in the Australian subsidiary.

    Research and development expenses for the three months ended March 31, 2001 were SEK 1,500,000 ($153,945) a decrease of SEK 205,000 ($40,795) or 12.0%, as compared to expenses of SEK 1,705,000 ($194,740) during the three months ended March 31, 2000. As a percent of sales these expenses were 4.4% as of the three months ended March 31, 2001 and 6.5% for the same period in 2000. The decrease was primarily due to timing differences for such expenses.

    Total other income (expense) and interest income (expense) for the three months ended March 31, 2001 was SEK (148,000) (($15,189)), an increase of SEK (103,000) ($10,049)) as compared to SEK (45,000) (($5,190)) for the three months ended March 31, 2000. This increase is primarily due to increased interest expense associated with higher average borrowings during the three months ended March 31, 2001.

LIQUIDITY AND CAPITAL RESOURCES


    Mobitec has an agreement with a bank in which Mobitec may currently borrow up to a maximum of 4,500,000 SEK ($477,961). At December 31, 2000 and 1999,
4,406,000 SEK ($467,961) and 4,531,000 SEK ($547,619), respectively, was outstanding. At March 31, 2001 and 2000, SEK 4,525,000 ($435,096) and SEK
4,775,000 ($552,982), respectively, was outstanding. Advances under the agreement are subject to a borrowing base of 75% of eligible accounts receivable. The line of credit bears interest at 5.1% and is collateralized by accounts receivable. This line of credit agreement expires and becomes due on

July 31, 2001 and can be extended. The terms of the agreement, if extended beyond July 31, 2001, will not change.



    Mobitec also has an agreement with a bank in which it may borrow up to SEK 6,000,000 ($637,281) of which SEK 5,655,000 ($600,637) was outstanding at
December 31, 2000 and SEK 7,019,000 ($674,904) was outstanding at March 31, 2001. The terms of this agreement require the payment of an unused credit line fee equal to 0.5% of the unused portion and interest at 5% of the oustanding balance. This agreement is secured by a mortgage on substantially all assets of Mobitec. This agreement expires on July 31, 2001 and can be extended. The terms of the agreement, if extended beyond July 31, 2001, will not change.


    Mobitec has no material commitments for capital expenditures.

    As of December 31, 2000 Mobitec's principal sources of liquidity included cash and cash equivalents of SEK 2,077,000 ($220,605), trade accounts receivable of SEK 19,494,000 ($2,070,526), inventories of SEK 15,630,000 ($1,660,117) and trade accounts payable of SEK 10,459,000 ($1,110,887) providing Mobitec with net working capital of SEK 10,677,000 ($1,134,041). As of March 31, 2001, Mobitec's principal source of liquidity included cash and cash equivalents of SEK 2,182,000 ($209,808), trade accounts receivable of SEK 21,966,000 ($2,112,115) inventories of SEK 15,557,000 ($1,495,865) and trade accounts payable of SEK 10,614,000 ($1,020,577), providing Mobitec with net working capital of SEK 14,129,000 ($1,358,558).

           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF DIGITAL

    Effective April 1997, Digital entered into a lease agreement for an office building with a stockholder, Dr. James Paul. Digital paid $53,118 in rental fees during both 2000 and 1999 to Mr. Paul. Commitments under this lease are $57,840 and $60,156 for the years 2001 and 2002, respectively.

    Digital purchases electronic components supporting the transportation products segment from a major stockholder, Lite Vision Corporation ("Lite Vision"), a public Taiwan company. Lite Vision holds 12.2% of the outstanding shares of common stock. The components consist primarily of light emitting diodes (LED) printed circuit boards and power supplies. Digital purchased approximately $6.7 million and $5.3 million during 2000 and 1999, respectively.


    A director of Digital, John D. Higgins, is employed by Investec Ernst & Company, an investment banking and securities firm that is providing a fairness opinion from a financial point of view with respect to the proposed acquisition and related transactions for a flat fee. See "Fairness Opinion." Further, Mr. Higgins will receive a fee upon successful completion of the Renaissance Capital Group, Inc. convertible debenture financing. See "Interest of Certain Persons in Proposed Acquisition."


    Digital continues to follow a policy pursuant to which material transactions between Digital and its executive officers, directors and principal shareholders (I.E., shareholders owning beneficially 5% or more of the outstanding voting securities of Digital) shall be submitted to the Board of Directors for approval by a disinterested majority of the directors voting with respect to the transaction.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Under the securities laws of the United States, Digital's directors, its executive officers, and any persons holding more than ten percent of Digital's Common Stock are required to report their initial ownership of Digital's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and Digital. Specific due dates for these reports have been established and Digital is required to disclose in this proxy statement any failure to file, or late filing, of such reports with respect to the fiscal year 2000. To Digital's knowledge, based solely on a review of the copies of reports furnished to Digital and written representations with respect to filing of such reports, Digital believes that all Section 16(a) filing requirements applicable to Digital's executive officers, directors and greater than ten percent beneficial owners were complied with for the fiscal year ended December 31, 2000.

                             SHAREHOLDER PROPOSALS


    Shareholders who intend to submit proposals for inclusion in the Proxy Statement for the 2002 annual meeting of shareholders must do so by sending the proposal and supporting statements, if any, to Digital no later than January 31, 2002. Such proposals should be sent to the attention of Mr. Lawrence A. Taylor, 5949 Sherry Lane, Suite 1050, Dallas, Texas 75255.


                                 OTHER MATTERS


    Except for the matters described herein, management does not intend to present any matter for action at the annual meeting and knows of no matter to be presented at such annual meeting that is a proper subject for action by the shareholders. However, if any other matters should properly come before the annual meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed proxy in accordance with the best judgment of the person acting under the proxy.


                      DOCUMENTS INCORPORATED BY REFERENCE


    Digital's Annual Report on Form 10-KSB and amended 10-KSB/A for the fiscal year ended December 31, 2000 and Digital's Form 10-QSB for the period ended March 31, 2001. These incorporated documents do not form any part of the material for the solicitation of any Proxy.



    A copy of the foregoing incorporated Form 10-KSB, without exhibits, is being provided to shareholders with this proxy statement as part of Digital's annual report. The Form 10-QSB for the period ended March 31, 2001 is being provided to shareholders with this proxy statement. The incorporated Form 10-KSB/A is available without charge to any shareholder of the Company upon written request to Mr. Lawrence A. Taylor, 5949 Sherry Lane, Suite 1050, Dallas, Texas 75255.



    These incorporated documents can also be viewed online at WWW.SEC.GOV.

                                                                      APPENDIX A

                            DIGITAL RECORDERS, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned shareholder hereby appoints David M. Furr, proxy and attorney-in-fact for the undersigned, with full power to designate a substitute representative, to represent the undersigned and to vote all of the shares in Digital Recorders, Inc., a North Carolina corporation ("Digital"), which the undersigned is entitled to vote at the annual meeting of the Shareholders of Digital to be held at the Microelectronics Center of North Carolina, 3021 Cornwallis Road, Research Triangle Park, North Carolina 27709, on June 11, 2001, at 11:00 a.m., local time, and at any adjournment thereof as hereinafter specified upon the proposals listed below and as more particularly in the Proxy Statement of Digital dated June 1, 2001 (the "Proxy Statement"), receipt of which is hereby acknowledged. This proxy is first being mailed on or about
June 1, 2001.


/X/  Please mark your vote as in this example


                                                                              FOR          AGAINST          ABSTAIN

1.                      Approval of the issuance of 430,000 restricted        / /          / /              / /
                        shares of Company Common Stock, pursuant to a Stock
                        Purchase Agreement among Digital, DRI Europa AB and
                        Bengt Bodin, Bengt Bodin, Annacarin Bodin, Mattias
                        Bodin, Tobias Bodin, Bertil Lindqvist (collectively
                        the "Sellers"), to acquire all of the outstanding
                        stock of Mobitec Holding AB.

                                                                              FOR          AGAINST          ABSTAIN

2.                      Approval of the issuance of up to 100,000 shares of   / /          / /              / /
                        Digital Common Stock underlying the Bodin Warrants
                        pursuant to the Bodin Warrant Agreement between
                        Digital and Bengt Bodin.

                                                                              FOR          AGAINST          ABSTAIN

3.                      Approval of the authorization and issuance of         / /          / /              / /
                        Convertible Debentures in the aggregate amount of
                        $3,000,000 to be issued to certain Investment Funds
                        associated with Renaissance Capital Group, Inc.

                                                                              FOR          AGAINST          ABSTAIN

4.                      Approval of the issuance of up to 1,500,000 shares    / /          / /              / /
                        of Digital's Common Stock, to be issued if the
                        Convertible Debentures are converted.

                                                                              FOR          AGAINST          ABSTAIN

5.                      Approval of the issuance of up to 200,000 shares of   / /          / /              / /
                        Digital Common Stock underlying warrants granted to
                        the Convertible Debenture holders.

6. To vote upon the proposal to elect the nominees to serve on Digital's board of directors for a term of one to three years or until their successors are elected and qualified.

                        / /  For Election of All Nominees Listed              / /  To Withhold Authority to Vote for all
                                                                                   Nominees Listed

                        Instruction: To withhold authority to vote for any individual nominee, strike through the nominee's name below:

                                                                              FOR          AGAINST          ABSTAIN

                        a.  John D. Higgins                                   / /          / /              / /

                        b.  J. Phillips L. Johnston, JD                       / /          / /              / /

                        c.  C. James Meese, Jr.                               / /          / /              / /

                        d.  Stephanie L. Pinson                               / /          / /              / /

                        e.  John K. Pirotte                                   / /          / /              / /

                        f.  Joseph Tang                                       / /          / /              / /

                        g.  Lawrence A. Taylor                                / /          / /              / /

                        h.  Juliann Tenney                                    / /          / /              / /

                        i.  David L. Turney                                   / /          / /              / /

                                                                              FOR          AGAINST          ABSTAIN

7.                      To ratify the appointment of McGladrey & Pullen, LLP  / /          / /              / /
                        as the independent certified public accountants of
                        Digital.

                                                                              FOR          AGAINST          ABSTAIN

8.                      To consider and act upon a proposal to amend          / /          / /              / /
                        Digital's Incentive Stock Option Plan to permit the
                        issuance of an additional 160,000 shares of Common
                        Stock pursuant to the Plan.

    I PLAN TO ATTEND THE ANNUAL MEETING / /

    The shares represented hereby will be voted as specified. If no Specifications are made, such shares will be voted FOR the above proposals for which no specification is made.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE SIGN, DATE, AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED SELF ADDRESSED STAMPED ENVELOPE.

Signature(s) ____________________________________________________

Dated ________________, 2001

    NOTE: Please sign name exactly as your name appears on the Stock Certificate. When signing as attorney, executor, administrator, trustee or guardian, please give the full title. If more than one trustee, all should sign. All joint owners must sign.

                                                                      APPENDIX I

                            STOCK PURCHASE AGREEMENT
                                    BETWEEN
                                  BENGT BODIN,
                                ANNACARIN BODIN,
                                 MATTIAS BODIN,
                                 TOBIAS BODIN,
                               BERTIL LINDQVIST,
                                      AND
                                 DRI EUROPA AB,
                                      AND
                            DIGITAL RECORDERS, INC.,
                           DATED [            ] 2001

TABLE OF CONTENTS

 1.   Definitions.................................................   I-5

 2.   Sale and purchase of the shares.............................   I-8

 3.   Purchase Price..............................................   I-8

 4.   Conditions precedent to the purchaser's obligations.........  I-11

 5.   Closing.....................................................  I-11

 6.   Representations and warranties of all the sellers...........  I-12

 7.   Representations and warranties of the Bodin Sellers.........  I-13

 8.   Covenants...................................................  I-20

 9.   Indemnification.............................................  I-23

10.   Representations and warranties of the purchaser.............  I-25

11.   Closing date................................................  I-26

12.   General provisions..........................................  I-26

                                   APPENDICES

1.9          a - b      Consolidated Financial Statements

1.14         a - b      Financial Statements

1.19                    Interim Financial Statements

3.2.1.3                 Registration Rights Agreement

3.2.1.4                 Promissory Note

3.2.1.5                 Bodin Warrant Agreement

5.3                     Legal Opinion

6.5 a)                  Articles of Association, Share
                        Ledgers

7.4                     Pledges, commitments and
                        contingent liabilities

7.6                     Dividends since 1st January 2000

7.8                     Inventory stored and obsolete
                        products

7.19                    Material Agreements and Warranties

7.30                    Customer List

7.36                    Insurances

7.39                    Employment conditions

7.41                    List of persons authorised to sign

7.42                    Bonus agreement

7.46                    Pension arrangement Bengt Bodin

8.4                     Mobitec Stock Option Program

8.5                     Trademark License Agreement

8.10                    Disputes

    THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of [ ] 2001, by and between

    Bengt Bodin, an individual resident at La Piniere, Cidex 206, R.D. 2085, FR-06330 Roquefort les Pins, France;

    Annacarin Bodin, an individual resident at La Piniere, Cidex 206, R.D. 2085, FR-06330 Roquefort les Pins, France;

    Mattias Bodin, an individual resident at Parkgatan 10, SE-112 30 Stockholm, Sweden;

    Tobias Bodin, an individual resident at Ovre Husargatan 23 A, SE-413 14 Gothenburg, Sweden; and

    Bertil Lindqvist, an individual resident at Nybrogatan 45 B, 114 39
    Stockholm.

    (Bengt Bodin, Annacarin Bodin, Mattias Bodin, Tobias Bodin and Bertil Lindqvist are hereinafter collectively referred to as the "Sellers".)

AND

    DRI Europa AB, a Swedish corporation, in the process of incorporation, to have its principal office in Gothenburg, (the "Purchaser") and

    Digital Recorders, Inc., a company duly incorporated and organised under the laws of the state of North Carolina, USA, having its principal office at Durham, North Carolina, ("DRI").

PREAMBLES

A. The Sellers are at the date hereof the owners of the shares (the Shares) of Mobitec Holding AB, a Swedish corporation, registration number 556546-6793, (the "Company"). The ownership of the Shares is, at the date hereof as follows:

Bengt Bodin.................................................   51,900 shares
Annacarin Bodin.............................................   20,400 shares
Mattias Bodin...............................................    9,100 shares
Tobias Bodin................................................    9,100 shares
Bertil Lindqvist............................................    9,500 shares
                                                              --------------
TOTAL.......................................................  100,000 shares

B. The Company is the parent company of a group of companies engaged in developing, manufacturing, marketing and selling information systems for public transport vehicles.

C. The aforesaid group of companies has presently a strong market position on its respective market, has a customer base on these markets and has highly professional and skilled personnel in the field of business where the group of companies is active.

D. The Purchaser is a wholly owned subsidiary of Digital Recorders, Inc.

E. DRI is engaged in the businesses of design, development, production, marketing, sales and service of information systems for transit and transportation markets worldwide.

F. DRI, using the Purchaser as a vehicle therefor, is desirous of strengthening its presence and its operations in Europe. After analysis of the market situation and the business environment in Europe, DRI believes that a stronger presence and good business opportunities will be achieved by the purchase of the shares of the Company.

G. The Sellers are willing to sell the Shares to the Purchaser and/or to DRI on the terms and conditions set forth herein subject to the exercise by the Purchaser and/or DRI of its right under the Option Agreement.

H. Although Bertil Lindqvist, owner of 9,500 shares of the Company, agrees to sell his shares it is understood that he shall be paid the purchase price for his portion of the shares in full on the Closing Date and shall only be liable hereunder to the extent explicitly set forth hereunder. Any other liability for breach of representations or warranties or any other failure or breach under this Agreement will be assumed by the other Sellers in full as if they were the Sellers of Bertil Lindqvist's shares too.

I. The Sellers have submitted to the Purchaser the budget for 2001, which has been prepared with normal and reasonable care in accordance with previous practice. The Board of Directors of Mobitec AB has stated that there is some degree of uncertainty with respect to the budgeted result for Mobitec Ltda but that this will probably be compensated by the result of other entities of the Group. For the avoidance of doubt the purchase price for the Shares is, however, not based on any forecasts or budgets issued by the Company or any Subsidiary with respect to the operation of the Group beyond the Closing Date.

J. It is understood between the parties that all shares of Klimat and Hexair will be sold prior to Closing and that such sale will have no negative effect on the Company or any Subsidiary except for changes in the net equity to be reflected when adjusting the Preliminary Purchase Price into the Final Purchase Price as set forth in sub-section 3.2.2 hereof.

K. Taking into consideration what has been set forth above, the Sellers and the Purchaser, intending to be legally bound, agree as follows:

1.  DEFINITIONS

    For the purpose of this Agreement the following terms have the meanings set forth below.

1.1 Bertil Lindqvist Shares shall mean the 9,500 shares out of the Shares held by Bertil Lindqvist.

1.2 Bodin Sellers shall mean the aforesaid Bengt Bodin, Annacarin Bodin, Mattias Bodin and Tobias Bodin collectively and Bodin Seller shall mean any of them.

1.3 Bodin Shares shall mean the 90,500 shares out of the Shares held by the Bodin Sellers.

1.4 Bodin Warrant Agreement shall mean the agreement referred to in sub-section 3.2.1.5 below.

1.5 Closing shall mean the completion of the sale and purchase of the Shares in accordance with this Agreement.

1.6 Closing Financial Statement shall mean the audited profit and loss accounts and the balance sheets of the Company and each Subsidiary as well as of the Group on a consolidated basis for the financial year 2000.

1.7    Closing Date shall mean the date set forth in section 11 below.

1.8    Company shall mean the aforesaid Mobitec Holding AB.

1.9 Consolidated Financial Statements shall mean the audited consolidated annual reports for the Group for the financial years 1998 and 1999, APPENDIX 1.9 a)-b) hereto.

1.10   DRI shall mean the aforesaid Digital Recorders, Inc.

1.11 Encumbrance shall mean any charge, claim, condition, lien, option, pledge, security interest, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer or receipt of income.

1.12   Family shall mean wife, husband and co-habitant (Sw. sambo).

1.13 Financial Documents shall mean the Financial Statements, the Consolidated Financial Statements and the Interim Financial Statements.

1.14 Financial Statements shall mean the audited annual reports of the Company and each Subsidiary for the financial years 1998 and 1999, APPENDIX 1.14
       a)-b) hereto.

1.15 GAAP shall with respect to the Company and the Swedish Subsidiaries mean the generally accepted accounting principles including the statements and recommendations of the Swedish Financial Accounting Standards Council (Sw. Redovisningsradet) of the Accounting Board (Sw. Bokforingsnamnden) as well as the Swedish Accounting Act (Sw. Bokforingslagen) and shall with respect to non-Swedish Subsidiaries mean the generally accepted accounting principles in the country of domicile of each such Subsidiary.

1.16   Group shall mean the Company and the Subsidiaries.

1.17   Hexair shall mean Hexair AB, registration number 556505-5067.

1.18 Intellectual Property shall mean patents, trademarks, designs, applications for any of the foregoing, copyrights and registerable business names--including the name "Mobitec" but with the observation of what has been set forth in sub-section 8.5 below--and any similar rights in any country and all rights under licenses and consents in relation to any of the foregoing.

1.19 Interim Financial Statements shall mean the profit and loss accounts and the balance sheets of the Company and each Subsidiary as well as of the Group on a consolidated basis for the period 1 January--31 March 2000, Appendix 1.19 hereto.

1.20 Key Employee shall mean each of Bob Barwick, Roberto Demore and Bjorn Ronnhede.

1.21   Klimat shall mean Mobitec Klimat AB, registration number 556487-3403.

1.22 Know-how shall--irrespective of whether it is in verbal or any other form--mean all technical data, specifications, procedures, manufacturing information, product information as well as all commercial information such as but not limited to the Customer List (as defined in sub-section 7.30 below) market information, information on customers and competitors, price calculations and offers all of which is used in the Company's or any Subsidiary's development, manufacture, marketing, selling or use of any product of the Company or any Subsidiary irrespective of whether such product is in one or more of the stages of development, manufacture, marketing, sale or use.

1.23 Loss shall mean any claims, losses, deficits, damages, costs, liabilities and expenses incurred by the Group, the Company, any Subsidiary, DRI, the Purchaser or any of the Sellers, as the case may be, including settlement costs and any reasonable legal, accounting and other expenses for investigation or defending any actions or threatened actions.

1.24 Except for employment agreements, the contents of which appears from Appendix 7.39, Material Agreement shall mean all agency-, distributorship and other sales representative agreements as well as all license- and secrecy agreements to which the Company or any Subsidiary is a party as well as any other agreement, contract, obligation, promise or undertaking (whether written or oral and whether express or implied) that is legally binding between the Company or any Subsidiary on the one hand and any third party or any of the Sellers on the other hand and having a contract value of more than SEK 200,000 or a remaining contract term or a period of notice of termination of more than six months.

1.25 Mobitec Stock Option Program shall mean the stock option program of the Company, described in APPENDIX 8.4 hereto.

1.26 Option Agreement shall mean the agreement entered into between the Sellers, the Purchaser and DRI under which the Sellers have granted the Purchaser and DRI options to acquire the Shares.

      This Stock Purchase Agreement is an appendix to the Option Agreement and forms an integral part thereof.

1.27 Person shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, estate, trust, association, organisation, labour union, or other entity or governmental body, agency or authority.

1.28 Promissory Notes shall mean the promissory notes referred to in sub-section 3.2.1.4 below.

1.29 Purchaser shall mean the aforesaid DRI Europa AB, in the process of incorporation.

1.30   Related Person shall with respect to a particular individual mean:

        (i) each other member of such individual's Family;

        (ii) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family;

       (iii) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a material interest; and

        (iv) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor or trustee (or in a similar capacity).

1.31 Restricted Shares shall mean the 430,000 shares of the voting Common Stock of DRI of the class authorized as of the date hereof to be issued to Mattias Bodin and Tobias Bodin pursuant to the terms hereof.

1.32 Shares shall mean all the shares numbered from 1 to 100,000 of the capital stock of the Company.

1.33 Sellers shall mean the aforesaid Bengt Bodin, Annacarin Bodin, Mattias Bodin, Tobias Bodin and Bertil Lindqvist collectively and Seller shall mean any of them.

1.34   Subsidiary shall mean each of

       Mobitec AB,                                reg. number 556344-9999
       Mobitec GmbH,                              reg. number DE 812 639 645
       Mobitec Australia Pty Ltd,                 reg. number 092 439 159
       Mobitec Brazil Ltda,                       reg. number CNPJ-03.393.064/0001-98

      and Subsidiaries shall mean all of them.

1.35 The expression "Acquired Knowledge" shall mean that the statement has been made after the Bodin Sellers have made due and reasonable inquiries among those of the employees, consultants and representatives of the Company and any Subsidiary who reasonably should have been asked with respect to the relevant matter and that the statement shall be deemed to include the knowledge obtained as aforesaid from such employees, consultants and representatives. Knowledge, as aforesaid, of one Bodin Seller shall be deemed to be the knowledge of all Bodin Sellers.

1.36 The expression "to the best of Bodin Sellers' Knowledge" shall mean that the statement shall be deemed to include all information which--without this being Acquired Knowledge-- reasonably should be known to the Bodin Sellers. Knowledge, as aforesaid, of one Bodin Seller shall be deemed to be the knowledge of all Bodin Sellers.

2.  SALE AND PURCHASE OF THE SHARES

    Upon the terms and subject to the conditions of this Agreement the Sellers agree to sell to the Purchaser and the Purchaser agrees to purchase from the Sellers the Shares.

3.  PURCHASE PRICE

3.1    BERTIL LINDQVIST SHARES

      The portion of the purchase price to be paid to Bertil Lindqvist for the Bertil Lindqvist Shares shall be SEK 5,700,000 (five million seven hundred thousand), the said amount to be paid in cash on the Closing Date--subject to sections 4 and 5 below--to Aragon Fondkommission AB's bank account with SEB, account number 5228 100 2225, swift code MT 100 ESSESSESS and giving reference to Bertil Lindqvist's account with Aragon Fondkommission AB, account number 457325.

3.2    BODIN SHARES

      The purchase price for the Bodin Shares is a Preliminary Purchase Price to be adjusted into a Final Purchase Price in accordance with the provisions of sub-section 3.2.2 below.

      The Preliminary Purchase Price has been calculated and agreed upon between the Bodin Sellers and the Purchaser inter alia on the basis of the balance sheet forming part of the Interim Financial Statement for the Group on a consolidated basis as per 31 March 2000, Appendix 1.19 hereto.

3.2.1   PRELIMINARY PURCHASE PRICE

      The following is the Preliminary Purchase Price to be paid to the Bodin Sellers for the sale and transfer to the Purchaser of the Bodin Shares:

3.2.1.1 The Sellers shall notify the Purchaser and DRI in writing on 31 January 2001 at the latest of the amount set forth in sub-section 3.2.1.2 to be paid in cash to each of the Bodin Sellers, the number of Restricted Shares set forth in sub-section 3.2.1.3 to be transferred to each of Mattias Bodin and Tobias Bodin as well as the amounts of the Promissory Notes set forth in sub-section 3.2.1.4.

      In the event that the Purchaser and DRI have not received notification as aforesaid the aforesaid cash amounts, the Restricted Shares and the amounts of the Promissory Notes shall be divided between the Bodin Sellers in proportion to their holding of shares in the Company.

3.2.1.2 The cash amount of USD 3,680,000 to be paid in cash on the Closing Date by wire transfer to the following Bodin Sellers' bank accounts

                                        BANK
                         ----------------------------------
        Bengt Bodin      Banque Populaire, 22bd Victor
                           Hugo, FR-0600 Nice
        Annacarin Bodin  Skandiabanken
        Mattias Bodin    Skandiabanken
        TobiasBodin      SEB

3.2.1.3 The Restricted Shares shall be transferred to the Bodin Sellers on the Closing Date, which shares shall be voting Common Stock of DRI, subject to all of the terms and conditions of the Registration Rights Agreement, Appendix 3.2.1.3 hereto, dated as of the date hereof by and among DRI, Bengt Bodin, Annacarin Bodin, Mattias Bodin and Tobias Bodin. All certificates evidencing the Restricted Shares shall bear legends as specified in Section 5.4 hereunder. The said shares shall be divided among the Bodin Sellers (subject to adjustments as provided in sub-sections (a) through (d) below:

       (a) If, on or before the Closing Date, DRI shall issue any of its Common Stock as a share dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares then, in either of such cases, the number of Restricted Shares issuable pursuant to this Agreement shall be proportionately increased; and conversely, if DRI shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares then, in such case, the number of Restricted Shares issuable pursuant to this Agreement shall be proportionately decreased. If DRI shall, on or before the Closing Date, declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer to its shareholders a right to purchase new Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all Common Stock so issued shall, for the purpose of this Agreement, be deemed to have been issued as a share dividend. Any dividend paid or distributed upon Common Stock in shares of any other class of securities convertible into Common Stock shall be treated as a dividend paid in Common Stock to the extent that Common Stock is issuable upon the conversion thereof.

       (b) If, on or before the Closing Date, DRI shall be recapitalized by reclassifying its outstanding Common Stock, or DRI or a successor corporation shall consolidate or merge with or convey all or substantially all of its or any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" used above in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation, to another corporation or corporations), the Bodin Sellers shall thereafter have the right to receive, upon the basis and upon the terms and conditions and at the time specified in this Agreement, in lieu of the Restricted Shares theretofore issuable hereunder, such shares, securities or assets as may be issued or payable with respect to, or in exchange for, the number of Restricted Shares theretofore issuable hereunder had such recapitalization, consolidation, merger or conveyance not taken place and, in any such event, the rights of the Bodin Sellers to an adjustment in the number of Restricted Shares issuable hereunder as herein provided shall continue and be preserved in respect of any shares, securities or assets which the Bodin Sellers become entitled to receive.

       (c) If: (i) DRI shall take a record of holders of its Common Stock for the purpose of entitling them to receive a dividend payable otherwise than in cash, or any other distribution in respect of the Common Stock (including cash), pursuant to, without limitation, any spin-off, split-off, or distribution of DRI's assets; or (ii) DRI shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights; or (iii) in the event of any classification, reclassification or other reorganization of the securities which DRI is authorized to issue, consolidation or merger by DRI with or into another corporation, or conveyance of all or substantially all of the assets of DRI; or (iv) in the event of any voluntary or involuntary dissolution, liquidation or winding up of DRI; then, and in any such case, DRI shall mail to the Bodin Sellers, at least 15 days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be, will be effected. Such notice shall also specify the date or expected date, if any is to be fixed, as to which holders of Common Stock of record shall be entitled to participate in such dividend, distribution or rights, or shall be entitled to exchange their Common Stock or securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be.

       (d) If DRI, on or before the Closing Date, shall sell all or substantially all of its property, dissolve, liquidate or wind up its affairs, the Bodin Sellers may thereafter receive upon exercise hereof, in lieu of each Restricted Share which it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of DRI issuable to the Bodin Sellers hereunder.

3.2.1.4 The Promissory Notes totalling USD 2,000,000 (two million) to be issued and submitted to each Bodin Seller on the Closing Date, the Promissory Notes to carry the amounts mentioned below, subject to any adjustment set forth in sub-section 3.2.2.8 below, and falling due 36 months from the Closing Date and accruing interest at the rate of 9 per cent per annum payable quarterly in arrears. The Promissory Notes shall have the contents set forth in APPENDIX 3.2.1.4 hereto. The detailed terms of the Promissory Notes appear from the said Appendix.

3.2.1.5 The Bodin Warrant Agreement, APPENDIX 3.2.1.5 hereto to be executed and delivered to the Bodin Sellers. As set forth in the Bodin Warrant Agreement, DRI will grant to the Bodin Sellers the right to purchase for five (5) years (the "Warrant") up to an additional 100,000 shares of registered Common Stock of DRI (the "Warrant Shares") at an exercise price of USD 4.00 per share (the "Warrant Exercise Price"), all as more fully set forth in the Bodin Warrant Agreement, subject to all the terms and conditions of the Registration Rights Agreement.

3.2.2    FINAL PURCHASE PRICE

3.2.2.1 The Preliminary Purchase Price set forth in sub-section 3.2.1 shall be adjusted into a Final Purchase Price on the basis of the balance sheet forming part of the Closing Financial Statement for the Group on a consolidated basis.

3.2.2.2 The Bodin Sellers shall procure that the Company prepares the Closing Financial Statement which shall be audited by the Company's chartered accountant (auktoriserad revisor) and submit the same to the Purchaser within 15 days from the Closing Date, however, not earlier than 10 February 2001 together with all accounting and other documentation used in the preparation of the Closing Financial Statement.

3.2.2.3 In the event that there is any discrepancy between the net equity appearing in the balance sheet forming part of the Closing Financial Statement for the Group--including the Company--on a consolidated basis (koncernens beskattade egna kapital) and the net equity SEK 10.867.000 appearing in the balance sheet forming part of the Interim Financial Statement on a consolidated basis for Mobitec AB, Mobitec GmbH and Mobitec Ltda as per 31 March 2000, APPENDIX 1.19 hereto (koncernens beskattade egna kapital) the Preliminary Purchase Price shall be increased or decreased, as the case may be, by the full amount of any such discrepancy provided the discrepancy exceeds SEK 100.000.

3.2.2.4 The aforesaid submission by the Bodin Sellers to the Purchaser of the Closing Financial Statement shall be accompanied by the Bodin Sellers' written statement of any discrepancy of the net equity as aforesaid and reasonably detailed information on the calculation thereof.

3.2.2.5 The Purchaser shall within 15 days from receipt of the Closing Financial Statement and the documentation mentioned in sub-section 3.2.2.2 as well as the Bodin Sellers' written statement mentioned in sub-section 3.2.2.4 including information on the calculation thereof notify the Bodin Sellers in writing whether the Purchaser accepts the contents of the Closing Financial Statement and/or the Bodin Sellers' calculation of the discrepancy, if any, of the net equity as aforesaid. Failing such notice the Final Purchase Price shall be determined according to the statement of the Bodin Sellers referred to in sub-section 3.2.2.4 above.

3.2.2.6 In the event that the Bodin Sellers and the Purchaser have not agreed in writing within 15 days from the date of the Bodin Sellers' receipt of the Purchaser's notification mentioned in sub-section 3.2.2.5 above the matter of the contents of the Closing Financial Statement and the calculation of the discrepancy of the net equity shall be referred to arbitration in accordance with sub-section 12.13 below unless the Bodin Sellers and the Purchaser agree in writing on an extension of the 21 days period..

3.2.2.7 The Closing Financial Statement shall be prepared in accordance with GAAP and all applicable laws applied on a basis consistent with that of the Interim Financial Statements.

3.2.2.8 The amounts of the Promissory Notes shall proportionally be increased or decreased, as the case may be, by the discrepancy of the net equity as set forth in sub-sections 3.2.2.3 - 3.2.2.7 above should it exceed the amount SEK 100,000.

4.  CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS

4.1 The obligation of the Purchaser to consummate this Agreement is subject to the satisfaction of the Purchaser at or prior to the Closing Date of all of the following conditions, anyone or more of which may be waived, in whole or in part, by the Purchaser.

4.1.1 All of the statements, representations, warranties and covenants of Bertil Lindqvist and of the Bodin Sellers contained herein are true and accurate, not only when made but also at and as of the Closing Date with the same force and effect as if made at and as of such time.

4.1.2 No litigation, action, suit or other proceeding shall be pending or threatened against any of the Sellers, the Purchaser, DRI or the Company or any Subsidiary at the Closing Date wherein an unfavourable judgement, decree or order would prevent or make unlawful the carrying out of this Agreement.

5.  CLOSING

    The Closing shall take place on the Closing Date at the offices of Advokatfirman Vinge KB at Nils Ericsonsgatan 17, Gothenburg, or at such other place as is agreed between the Bodin Sellers and the Purchaser.

    At the Closing each of the Sellers and the Purchaser shall do or procure to be done all acts necessary in order to consummate the transactions contemplated by this Agreement including, but not limited to, the following:

5.1 Bertil Lindqvist shall, subject to receipt of the purchase price for the Bertil Lindqvist Shares referred to in sub-section 3.1 above, and each Bodin Seller shall, subject to receipt of the Preliminary Purchase Price referred to in sub-section 3.2.1 above, deliver to the Purchaser the share certificates evidencing the Shares, duly endorsed in favour of the Purchaser;

5.2 The Bodin Sellers shall present to the Purchaser the share ledger of the Company evidencing that the Purchaser as per the Closing Date has been registered as owner of the Shares.

      The Bodin Sellers shall further present to the Purchaser the original of the share certificates as well as certified copies of the share ledger or corresponding document with regard to each Subsidiary evidencing that all the shares of each Subsidiary as per the Closing Date has the following registered ownership:

       Mobitec AB                   total of 100,000 shares      100% held by the Company

       Mobitec GmbH                                              100% held by Mobitec AB

       Mobitec Ltda                 total of 360,000 quotas      180,000 quotas or 50% held
                                                                   by Mobitec AB

       Mobitec Australia Pty Ltd    total of one share           held by Mobitec AB

5.3 DRI shall submit to the Bodin Sellers a legal opinion issued by Gray, Leyton, Kersh, Solomon, Sigmon, Furr & Smith, P.A. in the form appearing from APPENDIX 5.3 hereto.

5.4 DRI shall deliver to the Bodin Sellers the Restricted Shares. The certificates evidencing said shares shall contain a legend showing them to be restricted shares of DRI subject to restrictions on sale or transfer provided for in the United States Securities Act of 1933, as amended (the "Securities Act"). Upon registration pursuant to the Registration Rights Agreement, but in no event later than one year from the Closing Date, DRI shall remove the restrictive legends associated with 200,000 shares and shall further remove the restrictive legends associated with the remaining shares upon registration of such shares pursuant to the Registration Rights Agreement, but in no event later than on the second anniversary of the Closing Date. DRI shall reasonably and expeditiously take necessary action to remove the restrictions on the shares as aforesaid.

      The Restricted Shares shall be divided between the Bodin Sellers as set forth in sub-section 3.2.1.3 above.

5.5 The Bodin Warrant Agreement, the Registration Rights Agreement and the Bodin Consulting Agreement shall be executed by the parties thereto.

6.  REPRESENTATIONS AND WARRANTIES OF ALL THE SELLERS

    The Sellers jointly and severally represent and warrant that on and as of the date of signing of the Option Agreement as well as of this Agreement and on and as of the Closing Date (unless the context otherwise requires):

CORPORATE

6.1 Each Seller has full authority to execute and deliver this Agreement and each other document or instrument executed and delivered in connection herewith and to consummate the transactions contemplated hereby.

6.2 The execution of this Agreement, the consummation of the transactions provided for herein and the fulfilment of the terms hereof will not result in a breach of any agreement to which any of the Sellers is a party or the Articles of Association of the Company or any Subsidiary.

6.3 The Shares constitute the entire issued capital stock of the Company and are legally and validly issued and fully paid. Each Seller lawfully owns the number of the Shares set forth in Preamble A above, free and clear of any Encumbrances whatsoever and each Seller has good and transferable title to the said Shares and has the absolute right, power and capacity to sell, assign and deliver the said number of the Shares to the Purchaser in accordance with the terms of this Agreement, free and clear of all Encumbrances and there are no outstanding subscriptions, options, rights or agreements which may require the Company or any Subsidiary to issue or transfer any additional shares. Matters related to the Mobitec Stock Option Program have been provided for in sub-section 8.4 below.

6.4 The Company and each Subsidiary are duly organised and validly existing and in good standing under the laws of Sweden or, in respect of Subsidiaries domiciled outside of Sweden under the laws of the country of domicile and have full corporate power and all necessary licenses, permits and authorisations to carry on its businesses as presently and on the Closing Date conducted and to own, lease and operate the assets and properties used in connection therewith.

6.5 Copies of the Company's and each Subsidiary's Articles of Association, and share ledger or corresponding documents are enclosed as APPENDIX 6.5
       a)-[ ]), which copies are true and complete and fully and completely set forth all information required to be recorded therein.

7.  REPRESENTATIONS AND WARRANTIES OF THE BODIN SELLERS

    The Bodin Sellers jointly and severally represent and warrant that on and as of the date of signing of the Option Agreement as well as of this Agreement and on and as of the Closing Date (unless the context otherwise requires):

FINANCIAL

7.1 Except for the Subsidiaries, the shares of which are held in accordance with sub-section 5.2 above, lawfully and free and clear of any Encumbrances whatsoever and to which the representations and warranties contained in this section 7 shall apply, the Company does not own any interest, directly or indirectly, in any corporation or partnership and does not have a branch office in any country.

7.2    The Financial Documents

        (i) give a true and fair view of the financial position and results of the operations of the Group, the Company and of each Subsidiary as of the dates appearing in the Financial Documents and for the periods appearing in the Financial Documents and have been prepared from and in accordance with the books and records of the Company and of each Subsidiary;

        (ii) have been prepared in accordance with GAAP and all applicable laws, applied on a basis consistent with that of preceding years;

       (iii) contain and reflect such reserves as were necessary and required by the laws and principles referred to under (ii) above to be reflected in such reports as of the said dates.

7.3 The net equity appearing in the balance sheet forming part of the Interim Financial Statement as per 31 March 2000 on a consolidated basis (koncernens beskattade egna kapital) for Mobitec AB, Mobitec GmbH and Mobitec Ltda is not less than SEK 10,867,000 in accordance with GAAP and all applicable laws applied on a basis consistent with that of preceding years.

7.4 In excess of the pledges, commitments or contingent liabilities disclosed in APPENDIX 7.4 neither the Company nor any Subsidiary have pledged any assets or have any commitments or contingent liabilities and the Company and each Subsidiary have full and exclusive title to all assets in the balance sheets comprised by the Interim Financial Statement, APPENDIX 1.19--except assets disposed of in the ordinary course of business--and the assets are not the subject of any Encumbrance.

7.5 The operations and other activities of the Company and each Subsidiary during the period as from 1 January 2000 to the date hereof have been conducted in the ordinary course of business with a view to maintaining their respective businesses as a going concern and there has not occurred or arisen since 1 January 2000 with respect to the Company or any of the Subsidiaries

        (i) any material adverse change in their financial conditions or in the operations of their respective businesses; or

        (ii) to Acquired Knowledge any obligations, commitments or liabilities, liquidated or unliquidated, contingent or otherwise, except obligations, commitments and liabilities arising in the ordinary course of business and which are not material in relation to their respective businesses; or

       (iii) to Acquired Knowledge any amendment or termination or any agreement to amend or terminate any Material Agreement, save in the ordinary course of business; or

        (iv) to Acquired Knowledge any extraordinary event or any extraordinary loss suffered or any waiver of any debts, claims, rights under any Material Agreement, or other rights representing a value in excess of SEK 100,000; or

        (v) any damage, destruction, or loss or any other event or condition adversely affecting their respective properties and businesses, representing loss to property to the extent not covered by insurance in the aggregate in excess of SEK 100,000; or

        (vi) any sale, assignment, transfer, pledge, lease or other disposal of any individual asset with a value in excess of SEK 300,000 except for the sale of real property Mellerud Frosbo 1:7, 1:10 and 1:32 at a sales price of SEK 350,000; or

       (vii) any increase in the rates of compensation (including bonuses) payable or to become payable to any agent, distributor, sales representative, independent contractor or consultant other than increases made in the ordinary course of business; or

      (viii) any change of accounting methods, principles or practices; or

        (ix) any investment in fixed assets that exceed individually SEK 300,000 or in the aggregate SEK 500,000; or

        (x) any other transaction other than in the ordinary course of business;

      and neither the Company nor any of the Subsidiaries have to the Acquired Knowledge agreed or arranged to do any of the foregoing.

      The terms and conditions for the Company's sale of the shares of Hexair and Klimat appear from sub-section 8.9 below.

7.6 Since 1 January 2000 no dividends or interim dividends have been declared or paid by the Company or any of the Subsidiaries except for what has been set forth in Appendix 7.6.

7.7 All accounts receivable of whatsoever nature appearing in the Financial Documents have been valued in accordance with GAAP and all applicable laws.

7.8 The inventory of the Company and of each Subsidiary as appearing in the Closing Financial Statement will be valued in accordance with GAAP and applicable laws applied on a basis consistent with that of the Interim Financial Statement for the period 1 January--31 March 2000,
       Appendix 1.19 hereto. The inventory of Mobitec AB as per 6 December 2000 was as set forth in Appendix 7.8 and was kept at Mobitec AB's premises at Herrljunga. The said APPENDIX 7.8 also comprises the obsolete products as of the said date.

7.9 All liquid assets of the Company and each Subsidiary such as, but not limited to, bank accounts and cash are on the Closing Date available free and clear of any restriction or condition.

7.10 All assets, properties and rights belonging to the Company and each Subsidiary, whether or not recorded in the books of the Company or the Subsidiaries that until this date have been used in the Company's and the Subsidiaries' respective businesses have been included in the transfer to the Purchaser under the terms of this Agreement.

7.11 Neither the Company nor any Subsidiary has any liability or obligation of any kind as a result of purchase or sale of shares or business operations or part thereof or of individual assets and such purchases and sales, if any, have been completed in all respects and neither the Company nor any Subsidiary has or will have any liability of any kind as a result of any such purchase or sale or as a result of any transaction or transfer internally between any of the companies of the Group including but not limited to payment of considerations, debts, taxes and social charges.

7.12 All properties and assets of the Company and the Subsidiaries are to Acquired Knowledge in good physical repair and condition, ordinary wear and tear excepted.

ENVIRONMENTAL MATTERS

    To Acquired Knowledge

7.13 the Company and each Subsidiary has at all times obtained all necessary environmental approvals, permits and consents for its operations;.

7.14 all environmental approvals, permits and consents, to the extent required, are in full force and effect and there are no facts or circumstances which may lead to any environmental approvals, permits or consents being revoked, cancelled or modified;

7.15 the Company's and each Subsidiary's operations have in all respects and at all times been carried out in compliance with any necessary environmental approvals, permits and consents as well as any applicable environmental laws;

7.16 all registrations and other information required to be provided by the Company and each Subsidiary and all records and data required to be maintained by the Company and each Subsidiary in accordance with any environmental laws and any approvals, permits and consents, to the extent required, have been provided and maintained;

7.17 no real property has at any point in time been used by the Company or a Subsidiary in such way which have led to any real property having become contaminated in a manner which will result in any liability under environmental laws;

7.18 there are no environmental actions, claims, complaints, investigations or other proceedings being taken or pending in connection with the operations of the Company or any Subsidiary and there is no actual or contingent liability to make good, repair, restore or clean up any real property and no act or omission of the Company or any Subsidiary has given rise to any such environmental liability.

AGREEMENTS

7.19 There are no other Material Agreements than those listed in APPENDIX 7.19. The said Appendix contains information on the parties, contract term, purpose of the agreement as well as any other vital matter provided for in any Material Agreement.

      The Company and the respective Subsidiary have performed or taken all action necessary to enable them to perform when due all obligations under any Material Agreement. The execution of this Agreement, the consummation of the transactions provided for herein, and the fulfilment of the terms hereof will not result in a breach of any of the terms and provisions of, or constitute a default under, or conflict with or give the counterparty the right to terminate any Material Agreement and to Acquired Knowledge no such third party has indicated its interest to terminate any Material Agreement.

        (i) NO DEFAULT.  Neither the Company nor any of the Subsidiaries is

           (a) in default under any provision of any contract, commitment, agreement, letter of intent, lease or service arrangement to which any of them is a party or by which any of them is bound, which default would have a materially adverse effect on their respective businesses, properties or condition, financial or otherwise, and no event has occurred which would constitute such a default;

           (b) a party to or bound by any contract, commitment, agreement, lease, service arrangement, order or letter of intent not made in the ordinary course of their respective businesses;

           (c) a party to any contract containing provisions for material price redeterminations or price revision that is not on normal market conditions, or

           (d) a party to any contract containing any terms or conditions not consistent with fair market terms, conditions and prices.

        (ii) PRICING. Prices and payment terms on all contracts, bids and sales order (order backlog) and purchase orders of the Company and any Subsidiary which are presently in effect or outstanding have been entered into by the Company and the respective Subsidiary on a basis consistent with its prior practice with respect to profits and profit margins which were estimated substantially in accordance with its prior practice and contain no provision restricting competition or being unlawful and all sales and services to customers have been made at arm's-length prices, terms and conditions.

       (iii) WARRANTIES. Neither the Company nor any of the Subsidiaries have granted or offered any other warranties for goods sold or services rendered other than on normal market conditions or as is disclosed in APPENDIX 7.19.

7.20 To Acquired Knowledge neither the Company nor any Subsidiary is or has been a party to any agreement or is bound or has been bound by any commitment, obligation or undertaking or has participated or is participating in any activity prohibited or invalid pursuant to sections 6, 7 or 19 of the Swedish Competition Act or articles 81 or 82 of the Treaty of Rome or pursuant to corresponding or similar rules or regulations in any foreign jurisdiction.

7.21 Neither the Company nor any Subsidiary is bound by any prohibition to compete or any other obligation which in any respect prohibits or restricts the Company or any Subsidiary, to carry on such businesses as the Company or any Subsidiary has been carrying on during five years preceding the Closing Date.

INTELLECTUAL PROPERTY AND KNOW-HOW

7.22 All Intellectual Property, including software, which is used in, or is necessary for, the business of the Company or any Subsidiary, whether registered or not, is owned by or licensed to the Company or the respective Subsidiary without any restrictions in respect of current use. Matters related to the name Mobitec have been provided for in sub-section 8.5 below.

7.23 All Know-how is owned by or licensed to the Company or any of the Subsidiaries without any restrictions in respect of current use.

7.24 There is no infringement by any third party of any Know-how or any Intellectual Property owned by or licensed to the Company or any Subsidiary within any country in which the Company or any Subsidiary is operating except that a third party has registered the company name "Nolato Mobitec AB."

7.25 The registrations of all registered Intellectual Property are made in the name of the Company or any of the Subsidiaries and are in force and the renewal fees for all such registrations have heretofore been paid.

7.26 There is no claim against the Company or any Subsidiary such as, but not limited to infringement, damages or otherwise, raised by any third party which relates to the use of Intellectual Property or Know-How by the Company or any Subsidiary other than as set forth in Appendix 8.10 hereof.

7.27 Neither the Company nor any Subsidiary has granted, or is obliged to grant, any license or assignment in respect of any Intellectual Property or Know-How owned or used by it, or is obliged to disclose any Intellectual Property or Know-How to any Person.

7.28 The Company and each Subsidiary fully owns or has a license or other right to use, in addition to the Intellectual Property and Know-How set forth above, all other technology, technical and commercial know-how used in the businesses of the Company and the respective Subsidiary.

BUSINESS

7.29 The Company and each Subsidiary has in all material respects conducted its respective businesses at all times in accordance with and have complied with applicable national and local laws relating to its operations and businesses, and is not a party to or subject to any judgement, decree or order issued in any suit or proceeding brought by any Person or party materially enjoining or otherwise restraining or restricting the Company or any of the Subsidiaries with respect to any business activity or practice in the conduct of its respective businesses and will not be, in respect of circumstances, existing before or upon the Closing Date and there is to Acquired Knowledge no controversy or investigation pending or threatened with respect to the Company's or any of the Subsidiary's respective businesses by any Person or party that would materially be detrimental to the Company's or any Subsidiary's businesses.

7.30 The Customer List, APPENDIX 7.30 hereto, contains any customer having purchased products from the Group in excess of the aggregate sales value of SEK 3.000.000 during the calendar year 1999 or the period as from 1 January 2000 up to and including the Closing Date.

7.31 To Acquired Knowledge all products sold and all services rendered by the Company or any Subsidiary meet with the customer requirements with respect to quality and suitability for intended purposes.

7.32 To Acquired Knowledge no customer appearing in the Customer List has manifestly ceased to buy products from the Group during the calendar year 1999 or the period as from 1 January 2000 up to and including the Closing Date except for the customers listed in APPENDIX 7.30 hereto.

7.33 To the best of Bodin Sellers' Knowledge no supplier of the Company or any Subsidiary will cease to sell products or components to any of them and to the best of Bodin Sellers' knowledge none of them will increase their prices or otherwise make any changes in their businesses with the Company or any Subsidiary which could have a materially adverse effect on the Company's or any Subsidiary's businesses.

7.34 To the best of Bodin Sellers' Knowledge no business partner of the Company or any Subsidiary will terminate its business relations with the Company or any Subsidiary.

7.35 Neither the Company nor any Subsidiary is or will be liable, due to circumstances existing before or upon the Closing Date or related thereto, to compensate for damages caused to the environment or third parties as a result of products sold or services rendered.

7.36 Attached hereto as APPENDIX 7.36 is a schedule of the insurances for the Group. The Company and each Subsidiary maintains the said policies of fire, product and general liability, use and occupancy and other forms of insurance covering its properties and assets in amounts and against such losses and risks as are normally maintained for comparable business and properties, and valid policies for the said insurances are now and will be outstanding and duly in force on the Closing Date and for at least
       30 days thereafter.

7.37 The books of account and other records of the Company and each Subsidiary are complete and correct and have been maintained in accordance with all relevant legislations and rules in each country of domicile of the Company and each Subsidiary and all documents of the Company and each Subsidiary such as, but not limited to, share ledgers, minutes of Board of Directors' meetings and shareholders' meetings, contracts, permits and licences exist and are safely kept and are correct, and all registrations and applications related thereto have been fulfilled, and all applicable fees have been paid.

7.38 To Acquired Knowledge there is no matters or circumstances that may materially affect the businesses of the Company or any Subsidiary and the financial results thereof other than as explicitly set forth herein.

EMPLOYEES

7.39 All employees of the Company and each Swedish Subsidiary are employed on normal employment conditions and in accordance with applicable collective bargaining agreements and all employees of each foreign Subsidiary are employed on normal employment conditions in each respective country.

      In APPENDIX 7.39 are shown all employment conditions of all employees of the Company and each Subsidiary as well as the conditions of all Board Directors of the Company and each Subsidiary as per 31 December 1999 and no salary or other employment benefit or condition for any of the said employees or Board Directors has been changed after the said date except for what has been set forth in the said Appendix.

      No salary increase or additional employment benefit may be granted for the time period after 31 December 2000 without consultation with the Purchaser.

7.40 There are no collective bargaining agreements or deferred compensation agreements, pension, profit sharing, severance pay or retirement plans, agreements or arrangements presently in force with respect to any former employee of the Company or any of the Subsidiaries.

7.41 Attached hereto as APPENDIX 7.41 is a list of all employees and of all other persons being authorised to sign for the Company and for each Subsidiary, including all persons authorised to operate any bank accounts and safe deposits. APPENDIX 7.41 also includes those employees holding credit cards for the Company or any Subsidiary.

7.42 Any term, condition or obligation pursuant to the letter from the Company to Ingemar Luppert, Stefan Lager and Anders Svensson dated 10
       August 1998, APPENDIX 7.42 hereto has in its entirety ceased to have effect prior to the Closing Date without any cost or other negative financial effect of any kind to the Company or any Subsidiary or the Purchaser in excess of what appears from the Closing Financial Statement and neither the Company nor any

       Subsidiary has any other contractual relationship with any of the aforesaid individuals, except for employment agreements, and none of them has any other right to any kind of compensation from the Company or any Subsidiary except for salary and other employment benefits as set forth in Appendix 7.39.

THE SELLERS

7.43 None of the Sellers or any Related Person of any of the Sellers own, directly or indirectly, individually or collectively, any interest in any corporation, company, partnership, entity or organisation which is in a business similar or competitive to the businesses of the Company or any Subsidiary or which has any existing undisclosed contractual relationship with the Company or any Subsidiary.

7.44 None of the Sellers or any Related Person to any of the Sellers or any of the members of the Board of Directors of the Company or of any Subsidiary has any claim against the Company or any Subsidiary for compensation or payment of any nature whatsoever except for Directors' fees appearing in the balance sheet forming part of the Closing Financial Statement and there are no loans, guarantees or other forms of undertaking provided by the Company and any of the Subsidiaries to any of the Sellers or to any Related Person to any of them which are prohibited by chapter 12 section 7 of the Swedish Companies Act of 1975.

7.45 Except for the consultancy agreement with Bengt Bodin and the pension arrangement referred to in sub-section 7.47 below, there are no contractual relations of any kind between the Company or any Subsidiary on one hand and any of the Sellers or any Related Person to any of the Sellers on the other hand.

7.46 The pension arrangement with Bengt Bodin, which is described in full detail in APPENDIX 7.46 hereto, will not have any negative net effect on the financial position of the Company or any Subsidiary.

LITIGATION AND INVESTIGATIONS

7.47 Except for what has been provided for in sub-section 8.10 below neither the Company nor any Subsidiary has been served with any law suit or notice to arbitrate, and there is no law suit, administrative, arbitration or other legal proceedings pending or to Acquired Knowledge threatened against the Company or any Subsidiary or their businesses, properties or assets, and there is no such suit or proceedings pending or to Acquired Knowledge threatened by the Company or any Subsidiary against any Person or party.

TAXES AND OTHER CHARGES

7.48 All necessary tax and other returns and reports with regard to taxes, social charges and duties required to be filed prior to the Closing Date by the Company or any Subsidiary have been duly filed with the appropriate authorities and are true and correct.

7.49 All invoices with regard to all products sold or all services rendered by the Company or any Subsidiary contain all taxes, duties and public fees related to such sale or service.

7.50 All taxes, social charges and duties assessed or due by the Company or any Subsidiary on or before the Closing Date have, where applicable, been fully paid, or full reserves therefor has been made in the Financial Documents.

7.51 No deficiency in payment of taxes, social charges and duties or any additional assessment thereof in respect of the period up to and including the Closing Date, will be claimed or made by any authority for any year or part thereof in respect of the Company or any Subsidiary.

7.52 All amounts required to be paid by the Company or any Subsidiary for the purpose of social security, insurance, pensions and the like have been duly and punctually paid and all amounts required to be deducted from moneys paid to employees, consultants and others for the purposes of taxes, social security, insurance, pensions and the like have been deducted and have been accounted for to the appropriate authority or person, and there is no dispute on any issue in respect of any of the foregoing.

7.53 There are no audits with regard to taxes, social charges or duties currently pending with respect to the Company, any Subsidiary or any of the Sellers.

7.54 Full reserves or provisions have been made in the Financial Documents for all liabilities in respect of pensions to be paid to employees or former employees of the Company or any Subsidiary.

INFORMATION

7.55 No representation or warranty herein, and no document heretofore or hereafter provided to the Purchaser by or on behalf of any of the Sellers or the Company or any Subsidiary, contained or will contain any material untrue statement of a fact or omitted or will omit to state a fact necessary to make the statements contained herein or therein not misleading.

7.56 The Bodin Sellers acknowledge that they are aware that their ownership of the Restricted Shares is subject to a substantial risk of loss, including risks associated with price fluctuations of the Common Stock on the United States securities exchanges.

8.  COVENANTS

8.1    CONDUCT OF BUSINESS PENDING CLOSING

      After the date of the Sellers' and the Purchaser's signatures hereof no contract or commitment shall be entered into by or on behalf of the Company or any Subsidiary extending beyond the Closing Date, except for contracts or commitments made in the ordinary course of business. Moreover, neither the Company nor any Subsidiary shall borrow any additional funds from banks or other external sources other than as required in the ordinary course of business.

8.2    NON-COMPETITION

      The Purchaser is entering into this Agreement and the purchase price has been accepted inter alia on the basis of and in reliance upon the fact that none of the Sellers will carry on activities competing with those of the Company or of any Subsidiary. The Sellers have expressly stated their full understanding thereof and have declared their willingness to undertake the following non-competition obligation.

8.2.1 Each Seller agrees and ensures, for a period of three years from the Closing Date not to directly or indirectly carry on, engage or otherwise participate in any businesses competing with the businesses of the Company or any Subsidiary in any part of the world--provided, however, that in respect of countries which are members of the European Economic Area, the non-compete obligation shall be limited to a period of two years and shall apply only to the extent that the Company or the Subsidiary was active in the market at issue on the Closing Date.

8.2.2 In case of any breach of the obligations undertaken pursuant to sub-section 8.2 and such breach is not remedied within five business days of written notice to do so Bertil Lindqvist solely on his part and the Bodin Sellers jointly and severally--in addition to any other remedy that may be available to the Purchaser--shall be liable to pay to the Purchaser the actual damage resulting from each such breach but in no case an amount being less than SEK 8,000,000 (eight million) for each such breach.

8.2.3 For the purposes of this sub-section 8.2 the Sellers' engagement in Klimat's and Hexair's present businesses, Bengt Bodin's services under the Bodin Consulting Agreement and the Bodin Sellers' shareholding in DRI shall not be deemed competing.

8.3    EMPLOYMENT OF KEY EMPLOYEES

      From the date of this Agreement and for a period of three years after the Closing Date each Seller undertakes and ensures to refrain from employing, or offering or negotiating employment with any Key Employee of the Company or of any Subsidiary without the prior written consent of the Purchaser.

      In case of breach of this obligation by any of the Bodin Sellers, the Bodin Sellers shall jointly and severally be liable to pay to the Purchaser the actual damage resulting from such breach but in no case with an amount being less than SEK 3,000,000 for each such breach and in case of breach of this obligation by Bertil Lindqvist he shall solely be liable to pay the aforesaid damage or minimum amount.

8.4    MOBITEC STOCK OPTION PROGRAM

      The Mobitec Stock Option Program is described in full detail in APPENDIX 8.4 hereto.

      The Bodin Sellers ensure that the Company and any Subsidiary will make their best efforts in order to fulfil the obligations under the Mobitec Stock Option Program prior to the Closing Date.

      The Bodin Sellers shall have no responsibility for the acquisition of additional options under the Mobitec Stock Option Program if on the Closing Date there remain outstanding options representing 1000 shares or less.

      The costs of the Company and any Subsidiary in fulfilling the aforesaid obligations will in full be accounted for and appear in the Closing Financial Statement. However, for the purposes of adjusting the Preliminary Purchase Price into the Final Purchase Price in accordance with sub-section 3.2.2 above, any amount of such cost exceeding 50 per cent of the aforesaid total cost, or the amount SEK 1,188,000 whichever is the lower, shall be accounted for and appear in the Closing Financial Statement.

8.5    MOBITEC NAME

      The Bodin Sellers agree that Mobitec AB is the full and unrestricted owner of the trademark and business name Mobitec and has the exclusive right thereto.

      The Bodin Sellers ensure that all measures will be taken within 12 months from the Closing Date to remove the name Mobitec from the company name of Klimat.

      The Bodin Sellers agree and ensure that no Related Person of any of the Sellers has any right of any kind to the name Mobitec or the use thereof except for the rights set forth in the Trademark License AGREEMENT APPENDIX 8.5 hereto.

8.6    PUBLICITY

      No announcement concerning the transaction contemplated by this Agreement or any matter ancillary thereto shall be made by either party hereto before or on the Closing Date, without the prior written consent of the other party, provided that nothing herein shall prevent either party from making, in consultation with the other party, any announcement or filing required by law, regulations or by the rules and regulations of any stock exchange on which it is listed including any announcement or filing in connection with the filing under the SEC regulations of shareholders' vote and proxies thereto.

8.7    DISCHARGE OF DIRECTOR LIABILITY

      The Purchaser shall, provided that the auditors so recommend, discharge or procure the discharge of all directors of the Company and any of the Subsidiaries from their personal liability for the period as from 1 January 2001 to the Closing Date on the next Annual General Shareholders' Meeting of the Company and of any Subsidiary, which discharges shall not in any way limit or restrict or be construed to limit or restrict the Purchaser's rights against the Sellers under this Agreement.

8.8    DIVIDENDS

      The Purchaser shall be entitled to all dividends and other profits of the Group deriving from the financial year 2000 and the Company shall not from this day through the Closing Date declare or pay any dividend or make any other distribution to its shareholders.

8.9    KLIMAT AND HEXAIR

8.9.1 The Bodin Sellers ensure that all measures shall have been taken by the Company or any Subsidiary, as the case may be, prior to the Closing Date to transfer and sell all its shares of Klimat and Hexair including all obligations and liabilities of all types, direct as well as indirect, contingent or otherwise in any way related to Klimat or Hexair or the operations, activities or businesses carried on by any of them to an aktiebolag wholly owned by the Sellers or the Bodin Sellers.

8.9.2 The said transfer and sale shall be made at purchase prices and other terms and conditions having no negative effect on the Company's or any Subsidiary's financial position or otherwise in any way be detrimental to the remaining businesses of the Company or any Subsidiary except for changes in the net equity to be reflected when adjusting the Preliminary Purchase Price into the Final Purchase Price as set forth in sub-section 3.2.2 hereof.

8.9.3 As per the Closing Date there shall not exist any financial, contractual or other relation of any kind between any of Klimat or Hexair on one hand and the Company or any Subsidiary on the other hand except for what has been set forth in sub-section 8.5 above.

8.9.4 As per the Closing Date neither the Company nor any Subsidiary shall be bound by any contract or have any commitment or obligation of any kind or in any way relating to Klimat or Hexair or the operations, activities or businesses carried on by any of them.

8.9.5 The Bodin Sellers shall jointly and severally indemnify and hold the Company or any Subsidiary or the Purchaser harmless from any kind of costs, damages and claims as a result of or in any way related to the aforesaid sales and transfers pursuant to this sub-section 8.9 including but not limited to any kind of taxes, duties and social charges.

8.10   DISPUTES

      In APPENDIX 8.10 is a brief description of all disputes or pending or threatened disputes involving the Company and/or any Subsidiary. The following shall apply with respect to the said disputes.

      For the purposes of a potential payment of compensation to Aldridge Electrical Industries Pty Ltd an amount of SEK 500.000 shall be reserved and deducted for in the balance sheet forming part of the Closing Financial Statement. However, such reservation and deduction shall not be taken into account in the adjustment of the Preliminary Purchase Price into the Final Purchase Price.

      The tax dispute involving Mobitec Ltda and the dispute involving Thorsell Elektronikmontering AB shall be reflected in the Closing Financial Statement in accordance with GAAP.

      The dispute with FP regarding the Buse component is handled as set forth in the Option Agreement.

      The Bodin Sellers shall have no liability for the outcome of the other disputes set forth in Appendix 8.10.

8.11   LIABILITY OF BERTIL LINDQVIST

      The following provisions shall apply with regard to Bertil Lindqvist's liability under this Agreement:

      Sections 1 and 2, sub-section 3.1, section 4, sub-section 5.1, section 6, sub-sections 8.1 - 8.3, 8.6 - 8.8, 9.1 - 9.3, 9.5 - 9.11, section 11 and sub-sections 12.3 and 12.4 and 12.6 - 12.13.

8.12   REGISTRATION OF DRI SHARES

      DRI agrees that the Restricted Shares shall be duly registered under a valid and effective registration statement of DRI pursuant to the Securities Act and any applicable state securities laws, pursuant to all terms, and subject to all the conditions, of the Registration Rights Agreement. The Bodin Sellers acknowledge that the Registration Rights Agreement has been prepared by their counsel and that they have been advised of the basic terms and consequences of such Agreement.

9.  INDEMNIFICATION

    With the exclusion of the provisions of the Swedish Sales of Goods Act:

9.1 The Bodin Sellers shall--except for what has been set forth below with respect to Bertil Lindqvist--jointly and severally be liable and shall indemnify and hold the Purchaser harmless in full from and against any Loss arising out of misrepresentation, breach of warranty or failure to perform a covenant or other obligation or any other breach of this Agreement on the part of any of the Sellers. Bertil Lindqvist shall be liable and shall indemnify and hold the Purchaser harmless from and against any Loss arising out of misrepresentation, breach of warranty or failure to perform a covenant or other obligation undertaken by Bertil Lindqvist under this Agreement as set forth in sub-section 8.11 above.

9.2 Payment for Losses and other forms of compensation under this Agreement shall be made by reduction and repayment to the Purchaser of the purchase price for the Bodin Shares or the Bertil Lindqvist Shares, as the case may be. With respect to the Bodin Sellers, such reduction shall primarily be made by the Purchaser reducing the Promissory Notes by any sum of any such Loss and in the event that the sum of any such Loss exceeds the total amount of the Promissory Notes the Bodin Sellers having received Restricted Shares shall return such number of the Restricted Shares as corresponds to the said excess amount.

      In calculating the value of each Restricted Share it shall be valued at USD 3 (three).

      The Purchaser shall be entitled to compensation hereunder only upon agreement with the Sellers or any of them or upon an arbitration award having gained legal force and effect.

      The Sellers reserve the right to settle any claim with cash payment.

9.3 The liability of the Bodin Sellers and of Bertil Lindqvist to the extent applicable with regard to Losses as a result of any misrepresentation or breach of any of the representations and warranties

       a)  set forth in sub-sections 7.1-7.12, 7.19-7.34, 7.36-7.47 and
           7.54-7.56 shall remain valid until 18 months from the Closing Date;

       b) set forth in sub-sections 6.1-6.5, 7.13-7.18 and 7.35 shall remain valid for a period of five years from the Closing Date; and

       c) with regard to taxes, social charges and duties, such as misrepresentation or breaches set forth in sub-sections 7.48 - 7.53 shall remain valid until three months from the date such taxes, social charges and duties have been determined by the relevant authority.

      If a Loss has occurred before any of the aforesaid dates but the amount hereof cannot be quantified, the Purchaser may claim compensation, provided that the claim is made within the applicable time period and a quantified claim is made as soon as information is available of the amount.

9.4 The Purchaser shall only be indemnified under the provisions of sub-section 9.3 if the aggregate amount of the aforesaid Losses equals or exceeds SEK 500,000 provided, however, that in the event the Loss equals or exceeds the said amount, the Purchaser is entitled to be indemnified for the full amount of the Loss.

      In calculating the aforesaid aggregate amount individual Losses amounting to less than SEK 50,000 shall not be taken into account.

9.5 In calculating a Loss in accordance with this section 9 consideration shall be given to the fact whether the Loss fully or partly is a deductible item which can be used by the Company for tax purposes.

9.6 The aggregate liability of the Bodin Sellers under sub-section 9.3 above shall not exceed SEK 33,000,000 (thirty three million) and with respect to Bertil Lindqvist it shall not exceed the purchase price for the Bertil Lindqvist Shares.

9.7 There shall be no exemption from any of the Sellers' liability for representations, warranties, covenants or obligations under this Agreement other than as explicitly set forth herein or by reference to an Appendix attached hereto or pursuant to sub-section 9.8 below and no representation, warranty, covenant or other obligation of any of the Sellers set forth herein shall be deemed waived or otherwise affected

       -- by any commercial or financial analysis, or any inquiry or investigation which the Purchaser, its advisors, auditors, legal counsels or representatives have made or may make with respect to the Company, any of its Subsidiaries or their businesses or the Closing Balance Sheet or the approval thereof; or

       -- by the fact that the Board of Directors and/or the Managing Director of the Company or any Subsidiary nominated and appointed by the Purchaser have approved the annual report for the financial year 2000 or that the Annual General Shareholders' Meeting of the Company or any of the Subsidiaries--at which the Shares have been represented by the Purchaser--has adopted the aforesaid annual report; or

       -- by the fact that the Purchaser has agreed to the adjustment of the Preliminary Purchase Price into the Final Purchase Price as set forth in sub-section 3.2.2 above.

9.8 No liability shall arise in respect of any misrepresentation, breach of warranty or failure to perform a covenant or other obligation or any other breach of this Agreement on the part of any of the Sellers

       -- if and to the extent a Loss has been made part of the Closing Financial Statement has been taken into account in adjusting the Preliminary Purchase Price into the Final Purchase Price; or

       -- if and to the extent that a claim occurs as a result of any legislation not in force at the date hereof which takes effect retrospectively or occurs as a result of any increase in the rate of tax in force at the date hereof;

       -- in respect of any Loss which is recoverable and recovered under any of the insurances set forth in Appendix7.36 and in force on the date of Loss (for the avoidance of doubt it is hereby expressly stated that any deductible shall be compensated by the Sellers as a claim).

9.9 The Purchaser shall not make any admission of liability, agreement or compromise with any third party concerning any claim for which the Sellers or any of them may be liable without prior written notification with Bengt Bodin.

9.10 In the event that an exemption from liability hereunder has explicitly been made--by reference made herein or by reference to an Appendix attached hereto--in one provision hereof the same exemption shall apply in respect of other provisions providing for the same subject matter.

9.11 In the event that the Purchaser shall demand indemnification hereunder, the Purchaser shall notify each Seller without undue delay, such notification to be given within the period of limitation as set out in sub-section 9.3 above and in any event not later than on the sixth anniversary of the Closing Date, whichever occurs first.

10. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

10.1 The Purchaser represents and warrants that on and as of the date of signing of the Option Agreement as well as this Agreement and on and as of the Closing Date (unless the context otherwise requires).

10.1.1 The Purchaser and DRI have full authority to execute and deliver this Agreement and each other document or instrument executed and delivered in connection herewith and to consummate the transactions contemplated hereby.

10.1.2 The execution of this Agreement, the consummation of the transactions provided for herein and the fulfilment of the terms hereof will not result in a breach of any agreement to which any of the Purchaser or DRI is a party nor the Articles of Association of the Purchaser.

10.1.3 The Purchaser or DRI are duly organised and validly existing and in good standing under the laws of its respective country of domicile and have full corporate power and all necessary licenses, permits and authorisations to carry on its businesses as presently and on the Closing Date conducted and to own, lease and operate all material assets and properties used in connection therewith.

10.1.4 The Restricted Shares are credited as fully paid, non assessable and rank PARI PASSU in all respects with the existing issued shares of DRI and, subject to the provision in sub-section 5.4 are free and clear of any Encumbrances whatsoever and free from all taxes, liens and charges with respect to the issue thereof and DRI has the absolute right, power and capacity to issue all Restricted Shares to the Bodin Sellers in accordance with the terms of this Agreement.

11. CLOSING DATE

    The Closing Date shall occur five business days from the date of all parties' signatures hereof.

12. GENERAL PROVISIONS

12.1   CONSULTANCY AGREEMENT BENGT BODIN

      DRI and Bengt Bodin will enter into a separate Consultancy Agreement, the said agreement to enter into effect on the Closing Date.

12.2   DRI LIABILITY

      DRI shall be jointly and severally liable with the Purchaser with regard to the fulfilment of any liability of the Purchaser under this Agreement--including the liability to pay the Promissory Notes.--If the Purchaser has not fulfilled such liability within 14 days from the date the liability becomes due DRI shall upon the Sellers' request fulfil such liability including interest for delayed payment, if any.

12.3   POWER OF ATTORNEY

12.3.1 Each Seller undertakes to issue on the Closing Date all necessary Powers of Attorney and other documents requested by the Purchaser to the Purchaser or its nominees to represent the Company and any Subsidiary until the new Board of Directors has been registered.

12.3.2 Further each of Mattias Bodin and Tobias Bodin shall on the Closing Date issue a Power of Attorney to Bengt Bodin to represent their DRI shares during a period of 36 months from the Closing Date.

12.4   NOTICES

      Any notice to be provided under this Agreement shall be in the English language and deemed valid and effective if sent by courier or registered mail or telefax to the following addresses:

If to Bengt Bodin:                       Bengt Bodin
                                         La Piniere, Cidex 206, R.D. 2085,
                                         FR-06330 Roquefort les Pins, France
                                         Fax: +33 493 775 186

If to Annacarin Bodin:                   Annacarin Bodin
                                         La Piniere, Cidex 206, R.D. 2085,
                                         FR-06330 Roquefort les Pins, France
                                         Fax: + 33 493 775 186

If to Mattias Bodin:                     Mattias Bodin
                                         Parkgatan 10
                                         SE-112 30 STOCKHOLM, Sweden

If to Tobias Bodin:                      Tobias Bodin
                                         Ovre Husargatan 23 A
                                         SE-413 14 GOTEBORG, Sweden

If to Bertil                             Bertil Lindqvist
  Lindqvist:                             Nybrogatan 45 B,
                                         SE-114 39 STOCKHOLM, Sweden
                                         Fax: +46 8661 8126

If to the Purchaser                      DRI Europa AB
                                         c/o Mannheimer Swartling
                                         Advokatbyra AB
                                         Box 2235
                                         SE-403 14 GOTEBORG, Sweden
                                         Fax: +46 31 10 96 01

If to DRI                                Digital Recorders, Inc.
                                         Sterling Plaza, Box 26
                                         5949 Sherry Lane, Suite 1050
                                         DALLAS, TX 75225

    The communications will be considered having reached the addressees:

       (i)    if sent by courier                       -- on delivery
       (ii)   if sent by registered mail               -- seven days from the date of dispatch
       (iii)  if sent by telefax                       -- on the day of recipient confirms
                                                       receipt

      Each Seller and the Purchaser shall be obliged to send a communication to the other parties in accordance with this sub-section 12.4 notifying any changes in the relevant details set out herein, which details shall then be deemed to have been amended accordingly.

12.5   CONSULTATION WITH DRI

      Bengt Bodin, Mattias Bodin and Tobias Bodin undertake for a period of 36 months from the Closing Date to consult with DRI prior to any sale of any of their shares of DRI.

12.6   CONFIDENTIALITY

      Subject to sub-section 8.6 the parties agree not to disclose in whole or in part any of the contents of this Agreement to any third party, unless required by law.

12.7   COSTS

      Each party agrees to carry his own fees and costs (including brokers', finders' and attorney's fees) relating to this Agreement and the consummation of the transactions hereunder.

12.8   ASSIGNMENT

      None of the parties shall have the right to assign this Agreement partly or wholly without the prior written consent of the other parties.

12.9   EXHAUSTIVE CONTRACT DOCUMENT

      This Agreement sets forth exhaustively all terms and conditions related to the transfer of the Shares and supersedes all prior agreements between the Sellers and the Purchaser with respect to the subject matter hereof.

12.10  AMENDMENTS

      No amendment to this Agreement shall be effective unless made in writing and signed by authorised representatives of each Seller and the Purchaser.

12.11  WAIVER

      The failure of any of the parties hereto to insist upon strict adherence to any provision of this Agreement on any occasion shall not be considered as a waiver of any right hereunder, nor shall it deprive that party of the right thereafter to insist upon strict adherence to that provision or any other provision of this Agreement.

12.12  GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of Sweden.

12.13  ARBITRATION

      Any dispute arising out of or in connection with this Agreement shall be exclusively settled by arbitration in accordance with the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce
      (the"Institute"). The arbitral tribunal shall be composed of three
      (3) arbitrators. The place of arbitration shall be Gothenburg, Sweden. The arbitration proceedings shall be conducted in the English language.

      Each party shall nominate one arbitrator and the Institute shall nominate the third arbitrator, who shall be the Chairman. If arbitration is initiated by more than one claimant simultaneously and/or against one or more respondents, each side shall jointly appoint an arbitrator. If the respondent has not (or, if there are more respondents than one, the respondents have not jointly) within 30 days after receipt of a request for arbitration, appointed an arbitrator, such arbitrator shall upon request of any claimant be appointed by the Institute. If the provision related to the appointment of the arbitrators is held by any court of competent jurisdiction or arbitrators to be illegal, void or unenforceable the illegality, voidness or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provisions of this sub-section 12.13. The parties agree that the Institute in such case shall appoint all three arbitrators.

      Any dispute arising at any time between the parties shall be referred to one single arbitration tribunal, unless (i) the arbitration tribunal considers it inappropriate having regard to the point of time at which the request for arbitration is made, or (ii) one or more of the arbitrators declares that he or they do not accept to serve as arbitrators in a dispute other than the actual dispute for which such arbitrator(s) was appointed.

      The rules regarding joinder of claims in Chapter 14 of the Code of Judicial Procedure (Sw. Rattegangsbalken) shall be applied by the arbitral tribunal to the extent so is appropriate and accepted by the arbitrators. The voting rules in the Code of Judicial Procedure shall be applied by the arbitral tribunal.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement in six copies as of the day and year first above written.

                            ------------------------

                                               DRI EUROPA AB

---------------------------------------        ---------------------------------------
Bengt Bodin

                                               DIGITAL RECORDERS, INC.
---------------------------------------
Annacarin Bodin

---------------------------------------        ---------------------------------------
Mattias Bodin

---------------------------------------
Tobias Bodin

---------------------------------------
Bertil Lindqvist

                                                                     APPENDIX II

                            AMENDED OPTION AGREEMENT

This Amended Option Agreement (the "Agreement") is made as of   March 2001, by
and between

    Bengt Bodin, and individual resident at La Piniere, Cidec 206, R.D. 2085, FR-06330 Roquefort les Pins, France;

    Annacarin Bodin, an individual resident at La Piniere, Cidex 206, R.D. 2085, FR-06330 Roquefort les Pins, France;

    Mattias Bodin, an individual resident at Parkgatan 10, SE-112 30 Stockholm, Sweden;

    Tobias Bodin, an individual resident at Ovre Husargatan 23 A, SE 413 14 Gothenburg, Sweden; and

    Bertil Lindqvist, an individual resident at Nybrogatan 45 B, 114 39
    Stockholm.

(Bengt Bodin, Annacarin Bodin, Mattias Bodin, Tobias Bodin and Bertil Lindqvist are hereinafter collectively referred to as the "Offerors".)

and

    DRI Europa AB, a Swedish corporation, incorporated under the laws of Sweden, having its principal office in Gothenburg, ("DRI Europa") and

    Digital Recorders, Inc., a company duly incorporated and organized under the laws of the state of North Carolina, USA, having its principal office at Durham, North Carolina ("DRI Inc.").

PREAMBLES

A. The Offerors are at the date hereof the owners of the shares (the "Shares") of Mobitec Holding AB, a Swedish corporation, registration number 556546-6793 (the "Company"). The ownership of the Shares is, at the date hereof as follows:

Bengt Bodin.................................................   51.900 shares
Annacarin Bodin.............................................   20.400 shares
Mattias Bodin...............................................    9.100 shares
Tobias Bodin................................................    9.100 shares
Bertil Lindqvist............................................    9.500 shares
TOTAL.......................................................  100.000 shares

B. The Company is the parent company of a group of companies engaged in developing, manufacturing, marketing and selling information systems for public transport vehicles.

C. In accordance with an Option Agreement dated 7 December 2000 (the Option Agreement) the Offerors have given DRI Europa as well as DRI Inc. and DRI Europa jointly--as set forth in section 1 thereof - options to purchase the Shares on the terms and conditions set forth in the stock purchase agreement attached thereto as Appendix A (the "Stock Purchase Agreement").

    The parties to the Option Agreement have agreed to extend the option period set forth in section 2 thereof on the terms and conditions set forth in this Amended Option Agreement, this Amended Option Agreement thereby replacing the Option Agreement.

D. Taking into consideration what has been set forth above, the Offerors and DRI Europa and DRI Inc., intending to be legally bound, agree as follows:

                            ------------------------

The terms appearing in this Amended Option Agreement having been defined in section 1 of the Stock Purchase Agreement shall have the same meaning as in the Stock Purchase Agreement unless the context requires otherwise. All references in the Share Purchase Agreement to the Option Agreement shall be deemed to refer to this Amended Option Agreement.

1.  OPTION

1.1 OPTION A

The Offerors hereby grant to DRI Europa the irrevocable right of option to purchase from the Offerors the Shares on the terms and conditions set forth in the Stock Purchase Agreement.

1.2 OPTION B

The Offerors hereby grant to DRI Europa and DRI Inc. the irrevocable right of option to purchase from the Offerors the Shares on the terms and conditions set forth in the Stock Purchase Agreement.

The individual Shares to be sold by each Offeror to DRI Europa and DRI Inc. as a result of the exercise of Option B appears from APPENDIX B hereto.

The modifications of the Stock Purchase Agreement to be made as a result of the exercise of Option B are set forth in APPENDIX C hereto.

2.  OPTION PERIOD

Option A and Option B shall have effect during the period as from the effective date of this Amended Option Agreement up to and including 16 June 2001 (the Option Period). The parties will work diligently and cooperate with each other during the Option Period to produce all documents, disclosures, and other relevant requests for submission to the SEC and to facilitate timely completion of the transactions contemplated herein.

3.  EXERCISE OF OPTIONS

3.1 Based upon the Sellers' representation of the structure of Option B and the availability of group contribution (koncernbidrag) implied therein to DRI Europa as set forth in APPENDIX D hereto DRI Inc. and DRI Europa -- in the event they wish to exercise their option rights hereunder -- will exercise OptionB and thereby undertake not to transfer the Shares or to cause any other changes in respect of their shareholding in the Company prior to the expiry of year 2001.

      If group contribution is not available to DRI Europa as aforesaid DRI Europa -- in the event it wishes to exercise its option rights hereunder -- will exercise Option A.

3.2 In order to exercise any of Option A or Option B DRI Europa and DRI Inc. or DRI Europa, as the case may be, shall give notice in writing during the Option Period to any of the Offerors to that effect, such notice to include whether Option A or Option B is exercised.

      With respect to the Bodin Sellers notice hereunder shall be made to Bengt Bodin who is hereby by the other Bodin Sellers irrevocably authorized to receive such notice on their behalf.

      In the event that such notice is not given within the Option Period this Amended Option Agreement shall become null and void.

3.3 In the event that Option A is exercised the Stock Purchase Agreement shall apply without any modifications.

      In the event that Option B is exercised the Stock Purchase Agreement shall be modified in accordance with APPENDIX B AND C hereto.

3.4 In the event that any of Option A or Option B is exercised the parties shall within five business days from the date of exercise sign the Stock Purchase Agreement and in case of exercise of Option B also modify the same in accordance with APPENDIX B AND C hereto.

4.  COVENANTS

4.1 Each of the Offerors undertakes during the Option Period not to sell, pledge or in any other way dispose of any of the Shares to any other party than DRI Europa or DRI Inc. and DRI Europa jointly.

4.2 From the date hereof and until the date of exercise of any of the option rights hereunder, no contract or commitment shall be entered into by or on behalf of the Company or any Subsidiary extending beyond the date of exercise of any of the option rights, except for contracts or commitments made in the ordinary course of business. Moreover, neither the Company nor any Subsidiary shall borrow any additional funds from banks or other external sources other than as required in the ordinary course of business.

5.  JOINT LIABILITY

Each one of the Offerors guarantees, as for his own debt, the due and timely fulfilment by the other Offerors of all obligations under this Agreement.

6.  MODIFICATIONS OF THE STOCK PURCHASE AGREEMENT

The parties hereto agree to make the following modifications of the Stock Purchase Agreement.

6.1 Sub-section 1.6 shall read: "Closing Financial Statement shall mean the audited profit and loss accounts and the balance sheets of the Company and each Subsidiary as well as of the Group on a consolidated basis for the period 1 January - 31 March 2001".

6.2 Sub-section 1.9 shall read: "Consolidated Financial Statements shall mean the audited consolidated annual reports for the Group for the financial years 1998, 1999 and 2000, APPENDIX 1.9 a)-c) hereto".

6.3 Sub-section 1.14 shall read: "Financial Statements shall mean the audited annual reports of the Company and each Subsidiary for the financial years 1998, 1999 and 2000, APPENDIX 1.14 a)-c) hereto".

6.4    Sub-section 3.2.2.2 shall be amended as follows:

      "...however, not earlier than 10 February 2001" shall be deleted.

6.5    Sub-section 7.6 shall be amended as follows:

      The following shall be added at the end of this provision:

      "...and except for a dividend of SEK 500.000 the said dividend to be taken into account in adjusting the Preliminary Purchase Price into the Final Purchase Price".

6.6    Sub-section 8.8 shall be amended as follows:

      The following shall be added at the end of this provision:

      "...except for the dividend of SEK 500.000 mentioned in sub-section 7.6 above".

6.7 The reference in sub-section 8.10 second paragraph to "Closing Financial Statement" shall be replaced by "the Annual Report for the financial year 2000".

7.  INTEREST TO THE OFFERORS

The amounts of SEK 5.700.000 and USD 3.680.000 set forth in sub-section 3.1 and sub-section 3.2.1.2 respectively of the Stock Purchase Agreement as well as the Promissory Notes in the total amount of USD 2.000.000 set forth in sub-section
3.2.1.4 of the Stock Purchase Agreement shall accrue annual interest at the rate of eight per cent as from 16 March 2001 up to and including the Closing Date.

The said interest shall be paid in cash to the Offerors on the Closing Date to each of them in proportion to their portion of the amounts SEK 5.700.000 and USD
3.680.000 respectively.

In the event that the option is not exercised within the Option Period for reasons not attributable to the Offerors the aforesaid interest shall still be paid and shall be calculated for the period 16 March -- 16 June 2001. The payment thereof in such event to be made in cash on 16 June 2001.

8.  PAYMENT TO BENGT BODIN

The Company shall pay to Bengt Bodin a monthly salary amount of SEK 54.075 or any fraction thereof for any Part of a month as from 1 January 2001 up to and including the Closing Date.

The aforesaid amounts shall be taken into account in adjusting the Preliminary Purchase Price into the Final Purchase Price.

The Sellers shall not be deemed to be in default of sub-sections 7.39, 7.44 and
7.45 as a result of these payments.

9.  PATENT MATTERS

The Offerors represent to DRI Inc. and DRI Europa that in their opinion the patent infringement claims related to Polish patent number 177 576 are substantially without merit and not outside of normal course of business.

Based upon the Offeror's aforesaid representation DRI Inc. and DRI Europa are proceeding with the Amended Option Agreement, it being understood that DRI Inc. and DRI Europa preliminarily concur with the Offerors' representation, subject to complete review by patent counsel of DRI Inc. and DRI Europa at its own expense.

10. NOTICES

Any notice to be provided under this Amended Option Agreement shall be in the English language and deemed valid and effective if sent by courier or registered mail or telefax to the following addresses:

        If to Bengt Bodin:                     Bengt Bodin
                                               La Piniere, Cidex 206, R.D. 2085
                                               FR-06330 Roquefort les Pins,
                                               France
                                               Fax +33-493 775 186

        If to Annacarin Bodin:                 Annacarin Bodin
                                               La Piniere, Cidex 206, R.D. 2085
                                               FR-06330 Roquefort les Pins,
                                               France
                                               Fax +33-493 775 186

        If to Mattias Bodin:                   Mattias Bodin
                                               Parkgatan 10
                                               SE-112 30 STOCKHOLM
                                               Sweden

        If to Tobias Bodin:                    Tobias Bodin
                                               Ovre Husargatan 23 A
                                               SE-413 14 GOTEBORG
                                               Sweden

        If to Bertil Lindqvist:                Bertil Lindqvist
                                               Nybrogatan 45 B
                                               114 39 STOCKHOLM
                                               Sweden
                                               Fax +46-8 661 81 26

        If to DRI Europa AB:                   DRI Europa AB
                                               c/o Mannheimer Swartling
                                               Box 2235
                                               403 14 GOTHENBURG
                                               Sweden
                                               Fax +46 31 10 96 01

        If to Digital Recorders Inc.:          Digital Recorders Inc.
                                               Sterling Plaza, Box 26
                                               5949 Sherry Lane, Suite 1050
                                               Dallas, TX 75225 USA
                                               Fax +1 214 378 8437

        With copies to:                        David Furr
                                               Gray, Layton, Kersh, Solomon, Sigmon, Furr &
                                               Smith, P.A.
                                               P.O. Box 2636
                                               Gastonia, NC 28053 USA
                                               Fax +1 704 866 8010

                                               Hans-Elof Olsson
                                               Mannheimer Swartling
                                               Box 2235
                                               403 14 GOTHENBURG
                                               Sweden
                                               Fax +46 31 10 96 01

    The communications will be considered having reached the addressees:

(i)      if sent by courier                     -  on delivery

(ii)     if sent by registered mail             -  seven days from the date of dispatch

(iii)    if sent by telefax                     -  on the day the recipient confirms receipt

Each Offeror and DRI Europa and DRI Inc. shall be obliged to send a communication to the other parties in accordance with this section 10 notifying any changes in the relevant details set out herein, which details shall then be deemed to have been amended accordingly.

11. CONFIDENTIALITY

11.1 No announcement concerning the transaction contemplated by this Amended Option Agreement or any matter ancillary thereto shall be made by either party hereto without the written consent of the other party, provided that nothing herein shall prevent either party from making, in consultation with the other party, any announcement or filing required by law, regulations or by the rules and regulations of any stock exchange on which it is listed including any announcement or filing in connection with the filing under the SEC regulations of shareholders' vote and proxies thereto.

11.2 Subject to sub-section 11.1 above, the parties agree not to disclose in whole or in part any of the contents of this Amended Option Agreement to any third party, unless required by law.

12. EFFECTIVE DATE

This Amended Option Agreement shall enter into effect on the date it has been signed by all Offerors, DRI Europa and DRI Inc.

The Option Agreement shall cease to have effect on the date this Amended Option Agreement enters into effect.

13. ASSIGNMENT

None of the parties shall have the right to assign this Amended Option Agreement partly or wholly without the prior written consent of the other parties.

14. EXHAUSTIVE CONTRACT DOCUMENT

This Amended Option Agreement sets forth exhaustively all terms and conditions related to the option rights hereunder and supersedes all prior agreements including the Option Agreement between the Offerors and DRI Europa and DRI Inc. with respect to the subject matter hereof.

15. AMENDMENTS

No amendment to this Amended Option Agreement shall be effective unless made in writing and signed by authorised representatives of each Offeror and DRI Europa and DRI Inc.

16. GOVERNING LAW

This Amended Option Agreement shall be governed by and construed in accordance with the laws of Sweden.

17. ARBITRATION

Any dispute arising out of or in connection with this Amended Option Agreement shall be exclusively settled by arbitration in accordance with the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce (the "Institute"). The arbitral tribunal shall be composed of three (3) arbitrators. The place of arbitration shall be Gothenburg, Sweden. The arbitration proceedings shall be conducted in the English language.

Each party shall nominate one arbitrator and the Institute shall nominate the third arbitrator, who shall be the Chairman. If arbitration is initiated by more than one claimant simultaneously and/or against one or more respondents, each side shall jointly appoint an arbitrator. If the respondent has not (or, if there are more respondents than one, the respondents have not jointly) within 30 days after receipt of a request for arbitration, appointed an arbitrator, such arbitrator shall upon request of any claimant be appointed by the Institute. If the provision related to the appointment of the arbitrator is held by any court of competent jurisdiction or arbitrators to be illegal, void or unenforceable the illegality, voidness or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provisions of this section 10. The parties agree that the Institute in such case shall appoint all three arbitrators.

Any dispute arising at any time between the parties shall be referred to one single arbitration tribunal, unless (i) the arbitration tribunal considers it inappropriate having regard to the point of time at which the request for arbitration is made, or (ii) one or more of the arbitrators declares that he or they do not accept to serve as arbitrators in a dispute other than the actual dispute for which such arbitrator(s) was appointed.

The rules regarding joinder of claims in Chapter 14 of the Code of Judicial Procedure (Sw: Rattegangsbalken) shall be applied by the arbitral tribunal to the extent so is appropriate and accepted by the arbitrators. The voting rules in the Code of Judicial Procedure shall be applied by the arbitral tribunal.

                            ------------------------

    IN WITNESS WHEREOF, the parties hereto have executed this Amended Option Agreement in six copies as of the day and year first above written.

    -----------------------------------------        -----------------------------------------
    Bengt Bodin                                      DRI Europa AB

    -----------------------------------------        -----------------------------------------
    Annacarin Bodin                                  Digital Recorders Inc.

    -----------------------------------------
    Mattias Bodin

    -----------------------------------------
    Tobias Bodin

    -----------------------------------------
    Bertil Lindqvist

                                                                    APPENDIX III

                            BODIN WARRANT AGREEMENT

    WARRANT AGREEMENT, dated as of December   , 2000, by and between BENGT
BODIN, a resident of Nice, France (the "Warrantee"), on the one hand, and DIGITAL RECORDERS, INC., a North Carolina corporation ("DRI") on the other.

    WHEREAS, the Warrantee and DRI have agreed to a form of a Promissory Note (the "Promissory Note") to be made effective on the Closing Date of the Stock Purchase Agreement (the "Purchase Agreement" or the "Stock Purchase Agreement") (capitalized terms herein shall be consistent with those found in the Purchase Agreement) pursuant to which, among other things, the Warrantee is to receive the right (the "Warrant") to purchase up to 100,000 shares of Common Stock, par value $.10 per share (the "Warrant Shares") of DRI pursuant to the terms of this warrant agreement, subject to all the terms and conditions of the Registration Rights Agreement dated as of the date hereof by and among DRI, Bengt Bodin, Annacarin Bodin, Mattias Bodin and Tobias Bodin; and

    WHEREAS, this warrant agreement (the "Bodin Warrant Agreement") constitutes the warrant agreement described in the Purchase Agreement;

    NOW, THEREFORE, in consideration of the agreements set forth below, the parties hereto agree as follows:

        1. THE WARRANT. Subject to the terms and conditions hereof, the Warrantee is hereby granted the Warrant, at any time or from time to time commencing on the date of this Bodin Warrant Agreement and at or before
    5:00 P.M., Eastern Time, on January   , 2006 (such five-year period
    hereinafter the "Warrant Exercise Period"), but not thereafter, to subscribe for and purchase any or all of the Warrant Shares for a price of $4.00 per Warrant Share purchased (the "Warrant Exercise Price"). If the rights represented hereby shall not be exercised during the Warrant Exercise Period, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

        2. EXERCISE OF WARRANT. During the Warrant Exercise Period, the Warrantee may exercise this Warrant upon presentation and surrender of this Warrant and upon payment of the Warrant Exercise Price for the Warrant Shares to be purchased or by notice of non-cash exercise as provided in
    Section 15 herein below to DRI at the principal office of DRI. Upon exercise of this Warrant, the form of election hereinafter provided must be duly executed and delivered to DRI. If this Warrant is exercised in part, the Warrantee shall be required to exercise this Warrant with respect to a minimum of 25,000 shares of Common Stock upon each such exercise in part. In the event of the exercise of this Warrant in part only, DRI shall cause to be delivered to the Warrantee a new Warrant of like tenor to this Warrant in the name of the Warrantee evidencing the right of the Warrantee to purchase the number of Warrant Shares purchasable hereunder as to which this Warrant has not been exercised. On exercise of this Warrant, unless (i) DRI receives an opinion from counsel satisfactory to it that such a legend is not required in order to assure compliance with the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws, or
    (ii) the Warrant Shares are registered under the 1933 Act, each certificate for Warrant Shares issued hereunder shall bear a legend reading substantially as follows:

       These securities have not been registered under the Securities Act of 1933, as amended, and may be offered and sold only if registered pursuant to the provisions of that Act or if, in the opinion of counsel to the Warrantee, an exemption from registration thereunder is available, the availability of which must be established to the satisfaction of DRI.

                                     III-1

        The foregoing legend may be removed with respect to any Warrant Shares sold upon registration or sold pursuant to an exemption from registration, including the exemption for sales made in accordance with Rule 144 promulgated under the 1933 Act; provided DRI receives an opinion from counsel satisfactory to it that such legend may be removed; and provided further that such legend shall be removed from the certificates representing the Warrant Shares upon registration thereof pursuant to the Registration Rights Agreement but in no event later than one year from the date hereof.

        3.  ASSIGNMENT.

        Subject to the terms contained herein, this Warrant may be assigned by the Warrantee in whole or in part by execution by the Warrantee of the form of assignment attached hereto, in the sole discretion of the Warrantee, to a "Permitted Assignee" as defined below, or with the prior written consent of DRI, to any other party. In the event of any permitted assignment, DRI, upon request and upon surrender of this Warrant by the Warrantee at the principal office of DRI accompanied by payment of all transfer taxes, if any, payable in connection therewith, shall transfer this Warrant on the books of DRI. If the permitted assignment is in whole, DRI shall execute and deliver a new Warrant or Warrants of like tenor to this Warrant to the appropriate assignee expressly evidencing the right to purchase the aggregate number of Warrant Shares purchasable hereunder; and if the permitted assignment is in part, DRI shall execute and deliver to the appropriate assignee a new Warrant or Warrants of like tenor expressly evidencing the right to purchase the portion of the aggregate number of Warrant Shares as shall be contemplated by any such permitted assignment, and shall concurrently execute and deliver to the Warrantee a new Warrant of like tenor to this Warrant evidencing the right to purchase the remaining portion of the Warrant Shares purchasable hereunder which have not been transferred to the Permitted Assignee. For purposes of this Agreement, a "Permitted Assignee" shall mean (a) if the Warrantee or successor holder (collectively, a "Holder") is an individual, any (i) descendant or ancestor of the Holder,
    (ii) trust for the benefit of the Holder, descendant or ancestor,
    (iii) beneficiary of any such trust or any descendant or ancestor of any such beneficiary, (iv) trust or entity in which the Holder or beneficiary or any descendant or ancestor of the Holder or beneficiary, trust or other entity shall have any interest, (v) any of the foregoing, or any entity in which any of the foregoing, or any trust for any foregoing Holder or beneficiary, holds, directly or indirectly, or in trust, at least fifty percent (50%) of the aggregate voting power and (vi) any immediate relative or spouse of any such foregoing person (including the Holder) or persons; and (b) if the Holder is an entity, any (i) subsidiary or affiliate of the Holder, (ii) corporation, partnership, limited liability company or other entity that may be organized by the Holder, or by its owners, as a separate business unit in connection with the business activity of the Holder or of its owners and (iii) corporation, partnership or other entity resulting from the reorganization, merger or consolidation of the Holder with any other corporation, partnership or other entity or to which all or substantially all of the Holder's business or assets may be sold, assigned or transferred.

        4. NOTICE. The Warrantee, by acceptance hereof, agrees that, before any transfer is made of all or any portion of this Warrant, the Warrantee shall give written notice to DRI at least fifteen (15) days prior to the date of such proposed transfer, which notice shall specify the identity, address and affiliation, if any, of such transferee. No such transfer shall be made unless and until DRI has received an opinion of counsel for DRI or for the Warrantee stating that no registration under the 1933 Act or any state securities law is required with respect to such disposition or a registration statement has been filed by DRI and declared effective by the Securities and Exchange Commission covering such proposed transfer and the Warrant has been registered under appropriate state securities laws.

                                     III-2

        5.  SHARE DIVIDENDS, RECLASSIFICATION, REORGANIZATION PROVISIONS.

        (a) If, prior to the expiration of this Warrant by exercise or by its terms, DRI shall issue any of its Common Stock as a share dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares then, in either of such cases, the Warrant Exercise Price per share purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant shall be proportionately increased; and conversely, if DRI shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares then, in such case, the Warrant Exercise Price per share purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased. If DRI shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer to its shareholders a right to purchase new Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all Common Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a share dividend. Any dividend paid or distributed upon Common Stock in shares of any other class of securities convertible into Common Stock shall be treated as a dividend paid in Common Stock to the extent that Common Stock is issuable upon the conversion thereof.

        (b) If, prior to the expiration of this Warrant by exercise or by its terms, DRI shall be recapitalized by reclassifying its outstanding Common Stock, or DRI or a successor corporation shall consolidate or merge with or convey all or substantially all of its or any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" used above in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation, to another corporation or corporations), the Warrantee shall thereafter have the right to purchase, upon the basis and upon the terms and conditions and during the time specified in this Warrant, in lieu of the Warrant Shares theretofore purchasable upon the exercise of this Warrant, such shares, securities or assets as may be issued or payable with respect to, or in exchange for, the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant had such recapitalization, consolidation, merger or conveyance not taken place and, in any such event, the rights of the Warrantee to an adjustment in the number of Warrant Shares purchasable upon the exercise upon this Warrant as herein provided shall continue and be preserved in respect of any shares, securities or assets which the Warrantee becomes entitled to purchase.

        (c) If: (i) DRI shall take a record of holders of its Common Stock for the purpose of entitling them to receive a dividend payable otherwise than in cash, or any other distribution in respect of the Common Stock (including cash), pursuant to, without limitation, any spin-off, split-off, or distribution of DRI's assets; or (ii) DRI shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights; or
    (iii) in the event of any classification, reclassification or other reorganization of the securities which DRI is authorized to issue, consolidation or merger by DRI with or into another corporation, or conveyance of all or substantially all of the assets of DRI; or (iv) in the event of any voluntary or involuntary dissolution, liquidation or winding up of DRI; then, and in any such case, DRI shall mail to the Warrantee, at least 15 days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be, will be effected. Such notice shall also specify the date or expected date, if any is to be fixed, as to which holders of Common Stock of record shall be entitled to participate in such dividend,

                                     III-3
    distribution or rights, or shall be entitled to exchange their Common Stock or securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be.

        (d) If DRI, at any time while this Warrant shall remain unexpired and unexercised in whole or in part, shall sell all or substantially all of its property, dissolve, liquidate or wind up its affairs, the Warrantee may thereafter receive upon exercise hereof, in lieu of each Warrant Share which it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of DRI purchased upon exercise of this Warrant.

        6. RESERVATION OF SHARES ISSUABLE ON EXERCISE OF WARRANT. At all times during the Warrant Exercise Period, DRI will reserve and keep available out of its authorized Common Stock, solely for issuance upon the exercise of this Warrant, such number of shares of Common Stock and other securities as from time to time may be issuable upon exercise of this Warrant. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid, non-assessable, and free from all taxes, liens and charges with respect to the issue thereof, issued in compliance with all applicable federal and state securities laws.

        7. REQUEST TO TRANSFER AGENT. On exercise of all or any portion of this Warrant, DRI shall, within ten days of the receipt of good and clean funds (or receipt of notice of Warrantee's election pursuant to Section 15 below) for the purchase of any or all of the Warrant Shares, advise its Transfer Agent and Registrar of the required issuance of the number of Warrant Shares and the names in which such Warrant Shares are to be registered pursuant to the exercise form attached hereto. DRI shall also execute and deliver any and all such further documents as may be requested by the Transfer Agent and Registrar for the purpose of effecting the issuance of Warrant Shares upon payment therefor by the Warrantee or any assignee.

        8. LOSS THEFT DESTRUCTION OR MUTILATION. Upon receipt by DRI of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and the purchase by the Warrantee of a lost security bond (or, if acceptable to DRI, the provision of a satisfactory indemnity from the Warrantee) in an amount equal to or exceeding the total value of the Warrant Shares to be purchased hereunder, DRI will execute and deliver, in lieu thereof, a new Warrant of like tenor.

        9. WARRANTEE NOT A SHAREHOLDER. The Warrantee or any other holder of this Warrant shall, as such, not be entitled by reason of ownership of this Warrant to any rights whatsoever of a shareholder of DRI until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise shall have become deliverable, as provided herein.

        10. TRANSFER TAXES. DRI will pay all stamp taxes and other duties, if any, to which, under the laws of the United States of America or any State or political subdivision thereof, this Agreement or the original issuance of this Warrant may be subject. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to Warrantee for any issuance tax in respect hereof, provided that DRI shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of this Warrant. The Warrantee or its assignee(s) will pay all taxes in respect of the transfer of this Warrant or the Warrant Shares issuable upon exercise hereof.

        11. MAILING OF NOTICE. All notices and other communications from DRI to the Warrantee or from the Warrantee to DRI shall be mailed by first class, certified mail, postage prepaid, or sent by receipt confirmed facsimile transmission, to the address furnished to each party in writing by the other party.

                                     III-4

        12. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon exercise of this Warrant. With respect to any fraction of a share called for upon the exercise hereof, DRI shall issue to the Warrantee at no extra cost another whole share for any fraction which is one-half or greater, and the Warrantee shall forfeit the fractional share that is less than one-half of a share.

        13. COMMON STOCK DEFINED. Whenever reference is made in this Warrant to the issue or sale of Common Stock, the term "Common Stock" shall mean the voting Common Stock of DRI of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock.

        14. REDUCTION IN NUMBER OF WARRANTS. The Warrantee and DRI acknowledge their execution of a Promissory Note pursuant to a Stock Purchase Agreement ("Stock Purchase Agreement") between the parties which provides, among other things, for certain offset rights by DRI against the Promissory Note pursuant to the indemnification provisions set forth in the Stock Purchase Agreement. To the extent the parties agree to an offset or reduction in the Promissory Note pursuant to said provisions, the number of warrants granted hereunder shall be proratably reduced.

        15.  NON-CASH EXERCISE.

        (a) Warrantee shall be permitted at his election, in lieu of payment in cash, to offset and reduce any part or all of the aggregate Warrant Exercise Price payable under Section 2 by the sum, to the extent thereof on the date of exercise, of (i) the unpaid principal amount of the Promissory Note plus
    (ii) accrued and unpaid interest thereon. An election pursuant to this
    Section 15(a) shall be made by a written notice of exercise in the form attached hereto specifying the amount of such principal and interest to be applied to the Warrant Exercise Price of the Warrant Shares to be purchased.

        (b) In lieu of payment in cash, the rights represented by this Warrant may also be exercised by a written notice of exercise in the form attached hereto specifying that the holder of this Warrant wishes to convert all or any portion of this Warrant (the "Conversion Right") into a number of Shares equal to the quotient obtained by dividing (x) the current market value of the Warrant Shares subject to the portion of this Warrant being exercised (determined by subtracting the aggregate Warrant Exercise Price for all such Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate current or closing market price of such Shares issuable upon exercise of such portion of this Warrant immediately prior to the exercise of the Conversion Right) by (y) the current or closing market price (as defined below) of one share of Common Stock immediately prior to the exercise of the Conversion Right. For the purpose of any computation under this Section 15(b), the current or closing market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for five (5) consecutive trading days commencing ten
    (10) trading days before the date of such computation. The closing price for each day shall be the last sale price for such day, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ National Market (or if the Common Stock is not listed on the NASDAQ, then on the principal United States national securities exchange on which the Common Stock is listed or quoted. If the Common Stock is not listed or quoted on any United States national securities exchange, then the current or closing market price per share of Common Stock shall be determined by the Board of Directors of DRI in good faith.

        16. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

        17. ARBITRATION. Any controversy, dispute or claim arising out of, or relating to, this Agreement and/or its interpretation shall, unless resolved by agreement of the parties, be settled

                                     III-5
    by binding arbitration in Raleigh, Wake County, North Carolina, in accordance with the Rules of the American Arbitration Association then existing. This Agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law of the State of North Carolina. The award rendered by the arbitrators shall be final and judgment may be entered upon the award in any court of the State of North Carolina having jurisdiction of the matter.

        18. BINDING EFFECT. All of the obligations of DRI relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of DRI shall inure to the benefit of the successors and assigns of the Holder.

    IN WITNESS WHEREOF, the parties have executed this Bodin Warrant Agreement on the day and year first above written.

                                          DRI:
                                          DIGITAL RECORDERS, INC.
                                          By
                                          --------------------------------------
                                          Print Name
      --------------------------------------------------------------------------
                                          Title
--------------------------------------------------------------------------------
                                          WARRANTEE:
                                          --------------------------------------
                                          BENGT BODIN

                                     III-6

FORM TO BE USED TO EXERCISE Warrant:

                                 EXERCISE FORM

    The undersigned hereby elects irrevocably to exercise the within Warrant and
to purchase             (up to a maximum 100,000) shares of Common Stock of
Digital Recorders, Inc., called for hereby, and hereby

[makes payment of $            (at the rate of $4.00 per share) in payment of
the Warrant Exercise Price pursuant hereto in cash or by offset against the Promissory Note as provided in Section 15(a) of the Warrant as follows:

[elects to purchase                   shares of Common Stock of Digital
Recorders, Inc. pursuant to non-cash conversion of the Warrant as provided in
Section 15(b) of the Warrant.]

    Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

                                          --------------------------------------

                                          Signature

                                          Signature Guaranteed

Date:
------------------------------------------------------------

                    INSTRUCTIONS FOR REGISTRATION OF SHARES:

Register Shares in name of:
-------------------------------------------

Address:
------------------------------------------------------------

                                    (print)

                                     III-7

FORM TO BE USED TO ASSIGN Warrant:

                                   ASSIGNMENT

For value received             does hereby sell, assign and transfer unto
            the right to purchase             shares of Common Stock of Digital
Recorders, Inc., evidenced by the within Warrant, and does hereby irrevocably constitute and appoint Digital Recorders, Inc. and/or its Transfer Agent as attorney to transfer the same on the books of Digital Recorders, Inc. with full power of substitution in the premises.

                                          --------------------------------------

                                          Signature

                                          Signature Guaranteed

Date:
------------------------------------------------------------

NOTICE: The signature to the form to exercise or form to assign must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

                                     III-8

                                                                     APPENDIX IV

                         REGISTRATION RIGHTS AGREEMENT

    Registration Rights Agreement (this "AGREEMENT") dated as of by and among DIGITAL RECORDERS, INC., a North Carolina corporation (the "COMPANY"), Bengt Bodin, Annacarin Bodin, Mattias Bodin and Tobias Bodin (together with their respective permitted transferees, the "Holders").

    WHEREAS, it is contemplated under that certain Stock Purchase Agreement by and among the Company, Bengt Bodin, Annacarin Bodin, Mattias Bodin, Tobias Bodin and Bertil Lindqvist dated as of the date hereof (as such may be amended from time to time, the "STOCK PURCHASE AGREEMENT") and that certain Warrant Agreement dated the date hereof by and between the Company and Bengt Bodin (as such may be amended form time to time, the "WARRANT AGREEMENT"), that the Company provide the Holders with the registration rights set forth in this Agreement;

    NOW THEREFORE, in consideration of the mutual covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                             REQUIRED REGISTRATIONS

    1.1 REQUIRED REGISTRATION. Subject to Sections 1.3, and 5.2 hereof, the Company shall effect registration on a continuous or delayed basis pursuant to Rule 415 or an equivalent provision promulgated under the Securities Act of
(a) Warrant Shares and Initial SPA Shares on or before the date that is one year after the date hereof and (b) Remaining SPA Shares on or before the date that is two years after the date hereof. All registrations pursuant to this Section 1.1 are referred to herein as "REQUIRED REGISTRATIONS."

    1.2 EXPENSES. The Company will pay all Registration Expenses in connection with any Required Registration, including any Registration Statement that is not deemed to be effected pursuant to the provisions of Section 1.3 hereof.

    1.3  EFFECTIVE REGISTRATION STATEMENT.  A registration pursuant to
Section 1.1 of this Agreement shall not be deemed to have been effected
(i) unless a Registration Statement with respect thereto has been declared effective by the Commission, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason or (iii) the Registration Statement does not remain continuously effective until termination of the Company's registration obligations pursuant to Section 5.2 hereof. If a registration pursuant to this Article I is deemed not to have been effected as provided in this Section 1.3, then the Company shall continue to be obligated to effect the Required Registrations as set forth in Section 1.1.

                                   ARTICLE II
                            REGISTRATION PROCEDURES

    Whenever any Registrable Securities are to be registered pursuant to this Agreement, the Company will use reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as possible, and pursuant thereto the Company will as expeditiously as reasonably possible:

        (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use all reasonable efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby;

    PROVIDED, that as promptly as practicable before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will (i) furnish to counsel selected by the Holders copies of all such documents proposed to be filed, and (ii) notify each holder of Registrable Securities covered by such Registration Statement of (x) any request by the Commission to amend such Registration Statement or amend or supplement any Prospectus, or (y) any stop order issued or threatened by the Commission, and take all reasonable actions required to prevent the entry of such stop order or to promptly remove it if entered;

        (b) (i) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

        (c) furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus and, in each case including all exhibits) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

        (d) use all reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; PROVIDED, HOWEVER, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or
    (iii) consent to general service of process in any such jurisdiction;

        (e) use all reasonable efforts (if the offering is underwritten) to furnish to each seller of Registrable Securities a signed copy, addressed to such seller (and the underwriters, if any) of an opinion of counsel for the Company or special counsel to the selling stockholders, dated the effective date of such Registration Statement (and, if such Registration Statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement), covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings, and such other legal matters as the seller (or the underwriters, if any) may reasonably request;

        (f) notify each seller of Registrable Securities, at a time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event known to the Company as a result of which the Prospectus included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

        (g) cause all such Registrable Securities to be listed on each securities exchange and quotation system on which similar securities issued by the Company are then listed and to enter into such customary agreements as may be required in furtherance thereof, including, without limitation, listing applications and indemnification agreements in customary form;

        (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

        (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement to enable them to conduct a reasonable investigation within the meaning of the Securities Act;

        (j) subject to other provisions hereof, use all reasonable efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

        (k) promptly notify the holders of the Registrable Securities of the issuance of any stop order by the Commission or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, and use every reasonable effort to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus.

                                  ARTICLE III
                             REGISTRATION EXPENSES

    3.1 REGISTRATION EXPENSES. All Registration Expenses will be borne as provided in Section 1.2 of this Agreement.

    3.2 SELLERS' EXPENSES. The Company shall have no obligation to pay any underwriting discounts or commissions or stock transfer taxes attributable to the sale of Registered Securities, which expenses will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

                                   ARTICLE IV
                                INDEMNIFICATION

    4.1 COMPANY'S INDEMNIFICATION OBLIGATIONS. The Company agrees to indemnify and hold harmless each of the holders of any Registrable Securities covered by any Registration Statement referred to herein and each other Person, if any, who controls such holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act (collectively, the "HOLDER INDEMNITEES"):

        (i) against any and all loss, liability, claim, damage or expense arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus or Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (ii) against any and all loss, liability, claim, damage and expense to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

       (iii) against any and all reasonable expense incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or
    (ii) above;

PROVIDED, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder expressly for use in the preparation of any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus or Prospectus (or any amendment or supplement thereto); and PROVIDED FURTHER, that the Company will not be liable to any holder or any other Holder Indemnitee under the indemnity agreement in this Section 4.1, with respect to any preliminary Prospectus or the final Prospectus or the final Prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such Holder Indemnitee results from the fact that such holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus or of the final Prospectus as then amended or supplemented, whichever is most recent, if the Company has previously and timely furnished copies thereof to such holder.

    4.2 HOLDER'S INDEMNIFICATION OBLIGATIONS. In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.1 of this Agreement) the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of such holder. The obligations of each holder pursuant to this
Section 4.2 are to be several and not joint (however, husband and wife are to be treated as one holder); PROVIDED, that with respect to each claim pursuant to this Section 4.2, each such holder's maximum liability under this Section shall be limited to an amount equal to the net proceeds actually received by such holder (after deducting any underwriting discount and expenses) from the sale of Registrable Securities being sold pursuant to such Registration Statement or Prospectus by such holder.

    4.3 NOTICES; DEFENSE; SETTLEMENT. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 4.1 or Section 4.2 of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 4.1 or Section 4.2 of this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all holders of Registrable Securities, selected by the Holders or (ii) more than one counsel for the Company in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event, any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

    4.4 INDEMNITY PROVISION. The Company and each holder of Registrable Securities shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

    4.5 CONTRIBUTION BASED ON RELATIVE FAULT. Each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 4.1 or
Section 4.2 of this Agreement in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including, without limitation, the relative benefits received by each party from the offering of the securities covered by such Registration Statement, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted and the opportunity to correct and prevent any statement or omission. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 4.5 were to be determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 4.5. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 4.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 4.3 of this

Agreement if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this
Section 4.5. Promptly after receipt by an indemnified party under this
Section 4.5 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 4.5, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 4.3 of this Agreement has not been given with respect to such action; PROVIDED, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this Section 4.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company and each holder of Registrable Securities agrees with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters' portion of such contribution shall not exceed the underwriting discount and (ii) that the amount of such contribution shall not exceed an amount equal to the net proceeds actually received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

    4.6 PAYMENTS. The indemnification required by this Article IV shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                                   ARTICLE V
                TRANSFER AND TERMINATION OF REGISTRATION RIGHTS

    5.1 TRANSFER OF RIGHTS. Any Holder may transfer his rights to register such Holder's Registrable Securities hereunder, provided that such rights may not be transferred (a) to any person or entity who or which is engaged in an activity or business directly competitive with any activity or business of the Company or any subsidiary of the Company as presently conducted; or (b) to any person or entity, other than any Bodin Seller (as defined in the Stock Purchase Agreement), without the Company's prior written consent which shall not be unreasonably withheld; and provided further that the proposed transferee enters into a written agreement with the Company, agreeing to be bound by the terms and conditions hereof.

    5.2 TERMINATION OF RIGHTS. The registration rights of any holder of such rights hereunder and the registration obligations of the Company hereunder will terminate on the earliest date at which all Registrable Securities held by such holder may be sold (a) within a three month period pursuant to the exemption from registration provided under Rule 144 promulgated under the Securities Act, or (b) pursuant to the exemption from registration provided under Rule 144(k) promulgated under the Securities Act.

                                   ARTICLE VI
                                  DEFINITIONS

    6.1 TERMS. As used in this Agreement, the following defined terms shall have the meanings set forth below:

        "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

        "COMMISSION" means the United States Securities and Exchange Commission.

        "COMMON STOCK" means the common stock, par value $.10 per share of the Company, any securities into which such common stock shall have been changed or any securities resulting from any reclassification or recapitalization of such common stock, and all other securities (other than

    Preferred Stock) of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, after payment on any securities entitled to a preference on dividends or other distributions upon any dissolution, liquidation or winding up, either to all or to a share of the balance of payments upon such dissolution, liquidation or winding up.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to the equivalent section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

        "INITIAL SPA SHARES" means (i) 200,000 shares of Common Stock issued or issuable under the Stock Purchase Agreement (allocated among Annacarin Bodin, Mattias Bodin and Tobias Bodin in proportion to the total number of shares of Common Stock issuable to each of them thereunder), and (ii) any securities issued or issuable with respect to such shares of Common Stock in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

        "PERSON" means any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "PROSPECTUS" means the prospectus included in any Registration Statement (including without limitation, a prospectus that disclosed information previously omitted from a Prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

        "REGISTRABLE SECURITIES" means (i) Initial SPA Shares, Remaining SPA Shares and Warrant Shares. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been
    (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) transferred pursuant to Rule 144 (or any similar rule then in force) under the Securities Act or otherwise transferred and, in each case, new certificates for them not bearing a restrictive Securities Act legend have been delivered by the Company and can be sold without complying with the registration requirements of the Securities Act.

        "REGISTRATION EXPENSES" means, with respect to any Required Registration, all of the reasonable costs and expenses incurred in connection with such Registration, including reasonable attorney's fees up to $10,000 for one special counsel to the selling stockholders (the "Special Counsel"), other than (i) underwriting discounts and commissions;
    (ii) transfer taxes; and (iii) all attorney's fees for selling stockholders' attorneys other than Special Counsel, and all Special Counsel fees in excess of $10,000.

        "REGISTRATION STATEMENT" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

        "REMAINING SPA SHARES" means (i) with the exception of Initial SPA Shares, all shares of Common Stock issued or issuable under the Stock Purchase Agreement and (ii) any securities issued or issuable with respect to such shares of Common Stock in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

        "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to a comparable section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

        "WARRANT SHARES" means (i) the Common Stock issued or issuable under the Warrant Agreement, and (ii) any securities issued or issuable with respect to such shares of Common Stock in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

    6.2 DEFINED TERMS IN CORRESPONDING SECTIONS. The following defined terms, when used in this Agreement, shall have the meaning ascribed to them in the corresponding Sections of this Agreement listed below:

                     "Agreement"                                             --      Preamble
                     "Company"                                               --      Preamble
                     "Holder Indemnitees"                                    --      Section 4.1
                     "Holders"                                               --      Preamble
                     "Required Registrations"                                --      Section 1.1
                     "Stock Purchase Agreement"                              --      Recitals
                     "Warrant Agreement"                                     --      Recitals

                                  ARTICLE VII
                                 MISCELLANEOUS

    7.1 REMEDIES. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

    7.2 AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company and the Holders representing a majority of the Registrable Securities then outstanding. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

    7.3 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

    7.4 NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or mailed by pre-paid registered or certified mail, return receipt requested or mailed by overnight courier prepaid to the parties at the following addresses:


If to the Company, to:  Digital Recorders, Inc.
                        ----------------------------------------
                        ----------------------------------------
                        ----------------------------------------

If to Bengt Bodin:      Bengt Bodin
                        La Piniere, Cidex 206, R.D. 2085,
                        FR-06330 Roquefort les Pins, France

If to Mattias Bodin:    Mattias Bodin
                        Parkgatan 10
                        SE-112 30 STOCKHOLM, Sweden

If to Tobias Bodin:     Tobias Bodin
                        Ovre Husargatan 23 A
                        SE-413 14 GOTEBORG, Sweden

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 7.4, be deemed given upon delivery, (ii) if delivered by mail in the manner described above to the address as provided in this Section 7.4, be deemed given on the earlier of the tenth full Business Day following the day of mailing or upon receipt, and (iii) if delivered by overnight courier to the address provided in this Section 7.4, be deemed given on the earlier of the third Business Day following the date sent by such overnight courier or upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

    7.5 HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

    7.6 GENDER. Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

    7.7 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

    7.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of North Carolina, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of North Carolina or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of North Carolina.

    7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                                       COMPANY:

                                                       DIGITAL RECORDERS, INC.

                                                       By:
                                                             -----------------------------------------
                                                             Name:
                                                             Title:

                                                       HOLDERS:

                                                       ---------------------------------------------
                                                       Bengt Bodin

                                                       ---------------------------------------------
                                                       Annacarin Bodin

                                                       ---------------------------------------------
                                                       Mattias Bodin

                                                       ---------------------------------------------
                                                       Tobias Bodin

                                                                      APPENDIX V

                          TRADEMARK LICENSE AGREEMENT

                                    BETWEEN

                                   MOBITEC AB

                                      AND

                               MOBITEC KLIMAT AB

                              DATED [      ] 2001

THIS TRADEMARK LICENSE AGREEMENT (the "Agreement") is made as of [ ] 2001, by and between

    Mobitec AB, a Swedish corporation, registration number 556344-9999
    ("Mobitec")

and

    Mobitec Klimat AB, a Swedish corporation, registration number 556487-3403 ("Klimat").

PREAMBLES

A. DRI Europa AB, a wholly owned subsidiary of Digital Recorders, Inc., North Carolina, USA, has this day on its own or together with Digital
    Recorders, Inc. acquired all the shares of Mobitec Holding AB including the ownership of all rights to the trademark and business name "Mobitec."

B. Mobitec, which is the holder of the full and unrestricted ownership of all rights to the trademark and business name "Mobitec," is a wholly owned subsidiary of the aforesaid Mobitec Holding AB.

C. Prior to the aforesaid acquisition of the shares of Mobitec Holding AB the shares of Klimat were transferred and sold to an aktiebolag wholly owned by the Sellers or the Bodin Sellers as defined in the Stock Purchase Agreement.

D. Klimat will within twelve months after the signature of this Agreement change its company name, i.a. removing the name "Mobitec" therefrom.

E. Klimat desires to be able to continue to use the trademark "Mobitec" in Klimat's Business (as hereinafter defined).

F. It is important for Digital Recorders, Inc., DRI Europa AB and Mobitec Holding AB, with subsidiaries, to prevent any of their competitors from gaining control over the trademark "Mobitec."

G. Taking into consideration what has been set forth above, Mobitec and Klimat, intending to be legally bound, agree as follows.

1.  DEFINITIONS

For the purposes of this Agreement the following terms shall have the meanings set forth below.

1.1 Klimat's Business shall mean the development, marketing and sale of climate-systems and other climate-products to the vehicle industry.

1.2    Products shall mean the products currently offered by Klimat.

1.3 The Stock Purchase Agreement shall mean the stock purchase agreement between on the one hand Bengt Bodin, Annacarin Bodin, Mattias Bodin, Tobias Bodin and Bertil Lindqvist, and on the other hand DRI Europe AB and Digital Recorders, Inc., dated [ ] 2001.

1.4    Territory shall, subject to sub-section 2.3 below, mean the whole world.

1.5    Trademark shall mean the trademark "Mobitec."

2.  THE LICENSE

2.1 Mobitec hereby grants to Klimat a royalty-free, non-exclusive license to use the Trademark, without additions or modifications, in the Territory. Klimat shall use the Trademark in a form approved by Mobitec, solely in respect of the Products and solely for the purpose of conducting Klimat's Business.

2.2 Mobitec reserves to itself every right to use, and to grant others the license to use, the Trademark.

2.3 It is a condition for the granting of license with respect to each country within the Territory that such license will not create or involve any risk of impairment or loss of the legal protection for the Trademark in such country.

3.  USE OF THE TRADEMARK

3.1 Klimat shall use the Trademark in accordance with the provisions of this Agreement and all laws relating to the Trademark in force from time to time. Klimat shall however, after twelve months from the signing of this Agreement, not use the Trademark in its company name.

3.2 Klimat recognizes and acknowledges that Mobitec is the rightful owner of the Trademark. Klimat shall not represent in any way that it has any right or title to, or interest in, the Trademark or any registration or use thereof, other than the license granted to it under this Agreement.

3.3 Klimat shall not take any actions which may mislead persons to believe that Klimat and the Products are related to Mobitec and its products other than the relationship created by this Agreement.

3.4 Klimat shall not, during the term of this Agreement or after its termination, adopt or use any word or mark resembling the Trademark and which is likely to deceive or cause confusion.

3.5 Klimat shall continuously inform Mobitec in writing of any country in which Klimat uses or intends to use the Trademark.

3.6 Klimat agrees with respect to each country that it will make use of the license granted by Mobitec only under the condition, and in such a manner, that there will be no risk that Mobitec's rights in and to the Trademark will be impaired or lost.

3.7 In any country within the Territory where, in accordance with legal requirements, registration of a trademark license, or other special conditions for or requirements relating to a trademark license must be observed, Klimat agrees to use the Trademark only after such requirements have been fully complied with, and only as long as they remain fully complied with.

3.8 Klimat shall at its own expense record this Agreement or enter Klimat as a registered or authorised user of the Trademark in those countries in the Territory in which such action is required by law to protect the Trademark or is advisable in the reasonable opinion of Mobitec. Klimat does not have any other right to register or cancel any registration of licence without having obtained Mobitec's prior written consent.

3.9 Klimat will cooperate with Mobitec in, and Mobitec will take reasonable steps to keep Klimat fully advised of

        (i) any execution, filing and prosecution, as desired by Mobitec, of any trademark applications in the Territory relating to the Trademark; and

        (ii) the maintenance of existing trademark registrations relating to the Trademark, including renewals thereof, in the Territory

3.10 Mobitec shall during the term of this Agreement be under no obligation to maintain any registration regarding the Trademark in any country of the Territory. If Mobitec intends to make any changes or termination of or refrain from prolonging the registrations of the Trademark, Mobitec shall, however, endeavour to inform Klimat thereof. If Mobitec for any reason so notifies Klimat that it does not intend to maintain any registration relating to the

       Trademark in any country of the Territory, Klimat may, upon written approval by Mobitec, at its own expense and in the name of Mobitec make all arrangements necessary to keep the registrations in force and good standing.

3.11 Mobitec and Klimat shall inform each other in writing of any acts of infringement by third parties involving the Trademark anywhere in the Territory of which Mobitec or Klimat has knowledge and they shall consult together in a view to determine the appropriate course of action, if any, to be taken in such circumstances. Klimat shall fully and at its own expense assist Mobitec in any proceeding against an infringer.

      If the parties are unable to agree on any joint course of action to be taken then Mobitec may at its own discretion decide whether or not to take action against the infringer. If Mobitec decides not to take action against the infringer then Mobitec may authorize Klimat to take such action at its own expense.

3.12 Klimat recognizes and acknowledges that it uses the Trademark at its own risk and that Mobitec in no way is responsible for Klimat not being able to use the Trademark in every country in the Territory or for any infringements of other trademarks or other intellectual property rights which such usage may result into.

4.  QUALITY STANDARDS AND QUALITY CONTROL

4.1 Klimat shall ascertain that the Products maintain a high reputable standard and are of such quality that the goodwill associated with the Trademark is fully preserved. The Products shall be produced, marketed and provided in conformity with all applicable laws or other regulations in force in the country, or part thereof, where any such production, marketing or provision takes place.

4.2 Klimat shall maintain a high reputable standard in connection with the use of the Trademark on signs, labels, packing materials, advertising, promotional materials and the like.

4.3 Klimat shall in no way act or fail to act so as to disparage or lessen the value of the Trademark.

5.  INDEMNITY

5.1 Klimat shall have complete and exclusive responsibility for all its activities concerning the Product in the Territory and Klimat undertakes to indemnify and hold Mobitec harmless against all claims, losses, damages, expenses or liability, directly or indirectly, resulting from the use, manufacture, sale or lease of the Products in the Territory, including but not limited to claims from third parties.

5.2 Klimat further agrees to indemnify and hold Mobitec harmless against all claims, losses, damages, expenses or liability directly or indirectly incurred by Mobitec as a result of Klimat's breach of this Agreement.

6.  ASSIGNMENT OF THE AGREEMENT

      Klimat may not wholly or partly sub-license, assign or pledge its rights or obligations under this Agreement to any third party.

7.  TERM AND TERMINATION

7.1 This Agreement shall enter into force when duly signed by both parties. Unless terminated pursuant to the provisions in sub-section 7.2, the Agreement shall remain in force for five years. If any one of the parties wishes to terminate the Agreement at the end of this initial period that party shall give the other party written notice not less than six months in advance. If not terminated as aforesaid, this Agreement shall after its initial term remain in force for successive periods of three years until terminated at the end of any such period by either party giving the other party written notice not less than six months in advance.

7.2 This Agreement and the license rights granted hereunder may further be terminated by written notice by Mobitec with immediate effect in the event that

        (i) Klimat fails to fulfil any of its obligations under this Agreement and such failure is not remedied within fourteen days of written notice to do so;

        (ii) Klimat becomes insolvent or a petition for bankruptcy should be filed by or against it, or a receiver of its property or a substantial part thereof should be appointed; or

       (iii) The ownership in Klimat should change so that the aforementioned Bengt Bodin no longer, directly or indirectly, controls more than fifty per cent of the capital and of the votes of Klimat. Termination under this sub-section 7.2 (iii) may not take place if Mobitec accepts in writing the change of ownership, such acceptance not to be unreasonably withheld.

        (iv) The ownership in Klimat has changed after acceptance by Mobitec in accordance with sub-section 7.2 (iii) and the direct or indirect ownership in Klimat should change thereafter.

7.3 Upon termination of this Agreement, Klimat shall, and shall cause its distributors, dealers and agents and any other persons appointed by it to discontinue any further use of the Trademark or any other marks confusingly similar to the Trademark. Further, Klimat shall fully and at its own expense cooperate with Mobitec in all measures, including i.a. registrations relating to the Trademark, required by law or advisable in the reasonable opinion of Mobitec as a result of the termination of this Agreement.

7.4 The termination of this Agreement shall not effect Mobitec's rights of indemnification in accordance with section 5 above.

8.  NOTICES

      Any notice provided under this Agreement shall be in the English language and deemed valid and effective if sent by courier or registered mail or telefax to the following addresses:

       If to Mobitec:  [  ]
       If to Klimat:   [  ]

      The communications shall be considered having reached the addressee:

       (i)    if sent by courier               --on delivery
       (ii)   if sent by registered mail       --seven days from the date of dispatch
       (iii)  if sent by telefax               --on the day the recipient confirms receipt of the
                                                 telefax

      Mobitec and Klimat shall be obliged to send a communication to the other party in accordance with this section 8 notifying any changes in the relevant details set out herein, which details shall then be deemed to have been amended accordingly.

9.  EXHAUSTIVE CONTRACT DOCUMENT

      This Agreement sets forth exhaustively all terms and conditions related to the licensing of the Trademark by Mobitec to Klimat and supersedes all prior agreements between Mobitec and Klimat with respect to the subject matter hereof.

10. AMENDMENTS

      No amendment to this Agreement shall be effective unless made in writing and signed by authorised representatives of Mobitec and Klimat.

11. SEVERABILITY

      If any provision of this Agreement or part thereof shall to any extent be or become invalid or unenforceable, the parties shall agree upon any necessary and reasonable adjustment of the Agreement in order to secure the vital interests of the parties and the main objectives prevailing at the time of execution of the Agreement. Failing an agreement between the parties on adjustments of the Agreement, such adjustments shall be made by arbitrators in accordance with the provisions of the arbitration clause in this Agreement.

12. WAIVER

      The failure of any of the parties hereto to insist upon strict adherence to any provision of this Agreement on any occasion shall not be considered as a waiver of any right hereunder, nor shall it deprive that party of the right thereafter to insist upon strict adherence to that provision or any other provision of this Agreement.

13. GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of Sweden.

14. ARBITRATION

14.1 Any dispute arising out of or in connection with this Agreement shall be exclusively settled by arbitration in accordance with the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce (the "Institute"). The arbitral tribunal shall be composed of three
       (3) arbitrators. The place of arbitration shall be Gothenburg, Sweden. The arbitration proceedings shall be conducted in the English language.

      Each party shall nominate one arbitrator and the Institute shall nominate the third arbitrator, who shall be the Chairman. If the respondent has not within 30 days after receipt of a request for arbitration, appointed an arbitrator, such arbitrator shall upon request of the claimant be appointed by the Institute. If the provision related to the appointment of the arbitrators is held by any court of competent jurisdiction or arbitrators to be illegal, void or unenforceable the illegality, voidness or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provisions of this section 13. The parties agree that the Institute in such case shall appoint all three arbitrators.

      Any dispute arising at any time between the parties shall be referred to one single arbitration tribunal, unless (i) the arbitration tribunal considers it inappropriate having regard to the point of time at which the request for arbitration is made, or (ii) one or more of the arbitrators declares that he or they do not accept to serve as arbitrators in a dispute other than the actual dispute for which such arbitrator(s) was appointed.

      The rules regarding joinder of claims in Chapter 14 of the Code of Judicial Procedure (Sw. Rattegangsbalken) shall be applied by the arbitral tribunal to the extent so is appropriate and accepted by the arbitrators. The voting rules in the Code of Judicial Procedure shall be applied by the arbitral tribunal.

                            ------------------------

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement in two copies as of the day and year first above written.

MOBITEC AB                                         MOBITEC KLIMAT AB

-------------------------------------------        -------------------------------------------

                                                                     APPENDIX VI

                                                             APPENDIX 3.2.1.3.a)
                                                 TO THE STOCK PURCHASE AGREEMENT

                                PROMISSORY NOTE

    We, the undersigned DRI Europa AB, registration number 556546-6793, undertakes to pay 36 months from the Closing Date (as defined in the Stock Purchase Agreement) to Bengt Bodin, an individual resident at La Piniere, Cidex 206, R.D. 2085, FR-06330 Roquefort les Pins, France, the sum of USD____.

    The aforesaid amount shall accrue annual interest at the rate of 9 (nine) per cent. The interest shall be paid for each period of 90 days in arrears, each payment to be made within 10 days after the expiration of each aforesaid period.

    The aforesaid principal amount of USD____ may be adjusted in accordance with sub-section 3.2.2. of the Stock Purchase Agreement and may be reduced in accordance with sub-section 9.2 of the Stock Purchase Agreement.

    This Promissory Note is an Appendix to and forms an integral part of the Stock Purchase Agreement.

    Any payment of the principal amount hereunder shall only be made after our loan from _____ banken of SEK has been paid to the bank in full

Gothenburg ____________ 2000

For DRI Europa AB

by
     ------------------------------------------

[LOGO]

November 28, 2000                                                   APPENDIX VII

Via Regular Mail

Mr. David L. Turney
Digital Recorders, Inc.
Sterling Plaza, Box 26
5949 Sherry Lane, Suite 1050
Dallas, TX 75225

                          PRELIMINARY OUTLINE OF TERMS

This Preliminary Outline of Terms (the "Terms Letter") sets forth a proposed financing for Digital Recorders, Inc. (the "Company"). Renaissance Capital Group, Inc. ("Renaissance") is interested in providing the Company with financing from one or more of its investment funds ("Investment Funds" or "Debenture Holders"), subject to certain terms and conditions as discussed below. It should be clearly understood that this Term Letter does not constitute a binding commitment but is merely an expression of interest subject to satisfactory completion of due diligence and approval by the Independent Board of Directors of each and every Investment Fund advancing monies.

1. INVESTMENT AMOUNT: A total investment in the amount of up to $3,000,000. The investment will be in the form of a Convertible Debenture (see conversion price below). It is understood that TBUS will have received shareholder approval for this transaction. If such approved is not obtained, this term sheet is deemed withdrawn.

2. DISBURSEMENT AND USE OF PROCEEDS: Disbursement will only be made after Renaissance completes due diligence in a manner satisfactory to it and obtains the approval of each Independent Board of Directors for every Investment Fund advancing monies. Proceeds shall be used for working capital and acquisitions.

3. CONVERTIBLE DEBENTURE YIELD RATE AND PAYMENTS: 8.00% per annum paid monthly.

4.  CONVERTIBLE DEBENTURE MATURITY:  7 years.

5. CONVERTIBLE DEBENTURE PRINCIPAL REPAYMENT: For the first three years, monthly installments will consist of interest payments only. After three years, mandatory principal redemption installments in the amount of $10 per $1,000 of the then remaining principal amount are required with a final installment of the remaining unpaid principal balance to be paid at maturity.

6. UNIT CONVERSION TERMS: The Debentures and underlying Common Stock shall be subject to the following conversion terms:

    a. INITIAL CONVERSION PRICE: The Debentures will have an Initial Conversion Price (the "Conversion Price") equal to the volume-weighted average closing price for TBUS common stock for the 5 day period leading up to closing, but in no circumstance will the conversion price exceed $3.00 per share or be below $2.00 per share.

    b. ADJUSTMENT TO CONVERSION PRICE: After the close of this transaction until a mutually agreeable date, the Investment Funds will be entitled to a downward adjustment to the Conversion Price (the "Automatic Adjustment") if the Company does not attain a specific performance benchmark (to be agreed upon) based on earnings before interest, taxes, depreciation and amortization for the Company's 2001 fiscal year and the market price of the Common Stock is

                                     VII-1
       below the conversion price at the time of publication of the Company's results for that period. At the adjustment date, the Conversion Price will be reduced to equal the volume-weighted average closing price for the Company's common stock over a ten day trading period following the Company's public press release of that year's results. Renaissance agrees the Investment Funds will not convert and/or sell any of the Company's common stock during the time period used to define the market price for the adjustment as well as for nine days prior to the time the period begins running, which restriction extends to all short selling in the securities of the Company by the Investment Funds.

    c. ANTI-DILUTION PROVISIONS: The Conversion Price shall be subject to certain anti-dilution adjustments in the event of stock splits, stock dividends or issuance of additional stock at a price below the Conversion Price as defined in the Convertible Debenture Agreement, except that no adjustment shall be made for issuance of stock pursuant to presently outstanding options and warrants. Notwithstanding the foregoing, the Company can issue stock options to acquire up to 300,000 shares to employees and directors at prices below the then effective conversion price. The Company shall submit a report at the end of each quarter to the lenders setting forth the number of options so issued in the quarter and cumulatively.

7. SECURITY. The Debentures will be secured by all assets, tangible and intangible, of the Company and its subsidiaries, which will be subordinated to senior and asset-backed lenders only.

8. CONDITIONS PRECEDENT: The Investment Funds will not be obligated to commit to the financing unless the following conditions are met:

    a. All Loan Agreements, Convertible Debenture Agreements, Security Agreements, and other documents necessary to memorialize the transaction are executed in a manner satisfactory to Renaissance;

    b. Satisfactory opinions have been received by Renaissance from the Company's counsel;

    c. At closing, the Company shall make good on all representations and warranties and there shall be no material or adverse change in the Company's financial or competitive position;

    d. Completion of all due diligence in a manner satisfactory to Renaissance, and receipt of all materials requested by Renaissance from the Company, including, but not limited to, current financial statements and a summary of the Company's capital structure.

9. DEBENTURE CALL PROVISIONS: The Company shall have the right to call the Debentures at 101% of face value provided that: (i) the average closing bid price for the Company's common stock for a period of 20 consecutive trading days exceeds a value equal to 3 times the then effective Conversion Price;
    (ii) the market price for the Company's common stock at the time of call is supported by a price-to-earnings ratio of no greater than 25 times fully diluted earnings per share excluding any extraordinary gains; (iii) the average daily trading volume of the Company's common stock for a period of 20 consecutive trading days shall be no less than 40,000 shares; and
    (iv) the shares of common stock underlying the Debentures are fully registered. These call provisions shall be subject to the Debentures Holders' right to convert.

10. OPTIONAL REDEMPTION OF DEBENTURES: The Debenture Holders will have the right to require redemption of the Debentures under specific conditions as defined in the Convertible Debenture Agreement and Loan Agreement. In the event the redemption conditions are met and the Debenture Holders elect to have their position redeemed, the redemption amount will be equal to the principal amount outstanding at the redemption date plus an amount equal to an 18% annual yield on the principal amount through the date of redemption. In addition, the Company shall have the option to redeem the unconverted debentures if the Holders notify it of their intent to sell those debentures, such option remaining in effect for a 30 day period after issuance of

                                     VII-2
    notification. Such redemption will be for the principal amount offered plus an amount equal to an 18% annual return on such amount.

11. REGISTRATION OF COMMON STOCK: The Debentures and underlying common stock issuable upon conversion shall grant the Debenture Holders, at our request, the following registration rights with regard to shares underlying the
    Debentures:

    a. "Piggy-back" registration rights shall be available to the Investment Funds, at their expense, any time the Company files a registration (subject to a 90 day delay at the underwriter's request).

    b. A shelf registration (SEC Form S-3) covering all shares underlying the Debentures shall be filed at the Company's expense within 180 days of the sale of the Debentures or sixty days after Issuer becomes shelf eligible, whichever date is later, which shelf shall terminate when the Debenture Holders can sell their underlying common stock position in the open market free of any restriction pursuant to Rule 144.

    c. Demand registration rights on a one-time basis at the expense of the Investment Funds.

12. COVENANTS: Affirmative and Negative Covenants shall be required including, but not limited to, requiring the Company to do the following:

    a. Provide audited financial statements annually and unaudited financial statements quarterly together with compliance reports by a duly authorized officer;

    b. Furnish monthly financials within 30 days of the end of each month and budgets (as currently used by management to conduct business) on a rolling four month basis;

    c.  Stay current on all required SEC filings;

    d. Make interest payments on a timely basis. In the event of noncompliance in this regard the Debenture Holders together shall have the right to nominate a single representative to the Company's Board of Directors;

    e. Maintain compliance with existing bank requirements, and comply with minimum financial standards (to be agreed upon following completion of due diligence) as set forth in the Convertible Debenture and Loan Agreements, including the maintenance of standard financial ratios as the following:

       a.  Current ratio;

       b.  Total debt to equity ratio;

       c.  Interest coverage or times interest earned ratio; and

       d.  Cash flow to total debt ratio.

13. RESTRICTIONS: So long as any Debentures remain outstanding, the Company shall not:

    a. Issue any debt senior to or PARI PASSU with the Debentures without the Investment Funds' consent which shall not be unreasonable withheld, except for senior credit facilities and asset-backed loans for operations and/or acquisitions.

    b. Declare or pay any cash dividend or authorize or make any cash distribution to any debt or equity holder junior in position to the Debentures, except for dividend payments to the Series AAA holders of the Company's Preferred Stock and except for any contractual obligation of the Company to redeem the AAA Preferred during the term of the Debentures. In the case of any debt prepayment, the Debentures will be paid on a pro rata basis with any other debt holders that are PARI PASSU to be Debentures.

                                     VII-3

14. RETENTION OF STOCK OWNERSHIP: So long as the Debentures remain outstanding, David Turney, Lawrence Taylor, and all members of the Company's Board of Directors will agree to withhold sale or assignment of their ownership in the Company (except for intra-family transfers or estate planning purposes) for 12 months following closing. Notwithstanding the foregoing, sales may be made during the 12 month period with the prior approval of each Holder so long as such sales are made above $5 per share.

15. DEFAULT PROVISIONS: Standard default provisions will be included in the closing documentation that will define when default occurs and outline remedies available to the Debenture Holders in the event of default.

16. BOARD REPRESENTATIVE: The Investment Funds will designate Russell Cleveland as a member of the Company's Board of Directors, and the Company shall reimburse the Investment Funds for all appropriate and reasonable expenses incurred in connection with that Board representation. In addition, the Debenture Holders shall have the right to nominate an additional Director to the Board in the event the Company fails to comply with interest payment provisions as outlined in paragraph 12 above.

COMMITMENT AND CLOSING FEES AND EXPENSES.

The foregoing is intended to provide an outline of investment terms rather than a complete statement of all conditions and documents which would be required. It is possible that substantive terms or conditions may be changed in order to account for or reflect changes in statutory or regulatory rules governing the subject matter of the transaction. In addition to the above terms, the following fees shall apply:

    a. COMMITMENT FEES: Upon notification that Renaissance intends to present the investment proposal to the Board of Directors of each respective Investment Fund, the Borrower shall make a good faith deposit equal to 1.0% of the commitment amount (the "Commitment Fee") in an escrow account established at Renaissance's bank. If the investment is approved, Renaissance shall claim the Commitment Fee one day following Board approval. If the investment is not approved, the commitment fee will be refunded to the Company within ten (10) days after such decision. In the event approval is obtained and the Company subsequently decides not to proceed with the funding, Renaissance will be entitled to retain the commitment fee.

    b. CLOSING FEE: A fee of 1.0% of all funds to be disbursed shall become due and payable at closing.

    c. CLOSING EXPENSE FEE: Upon notification that Renaissance intends to present the investment proposal to the Board of Directors of each respective Investment Fund, the Borrower shall make a good faith deposit in the amount of 0.50% of the commitment amount (the "Closing Expense Fee") in an escrow account established at Renaissance's bank. The Closing Expense Fee shall pay for all reasonable closing costs and out-of-pocket expenses (including attorney's fees) incurred by Renaissance in connection with the preparation and documentation of the proposed investment up to the amount deposited. If the investment is approved, Renaissance shall claim the Closing Expense Fee one day following approval. If the investment is not approved, the Closing Expense Fee will be refunded to the Company within ten (10) days after such decision, less any legal fees and other out-of-pocket expenses incurred up to the date the investment proposal is rejected. If Renaissance commits in writing to disburse and the Company decides not to proceed with the funding, the Closing Expense Fee shall be retained by Renaissance.

                                     VII-4

    d. DUE DILIGENCE FEE: To cover due diligence expenses, Borrower shall pay Renaissance a non-refundable due diligence fee equal to $15,000.

If the Company desires Renaissance to investigate and present this plan of financing to the Boards of Directors of each of its respective Investment Funds, have an authorized officer execute a copy of this letter and return it to the undersigned with a $15,000 check for the due diligence fee described above. Except with respect to provisions relating to the commitment and closing fees and expenses described above, this letter does not constitute a binding agreement. Consummation of the transaction described herein will be subject to the execution and delivery of documents in form and content satisfactory to the Investment Funds, Renaissance and the Company.

If this letter agrees with your understanding and you wish to proceed as provided above, please sign and return this letter within three (3) days or, unless sooner withdrawn, this proposal shall terminate.

                                          Sincerely,

                                          /s/ Robert C. Pearson
                                          Robert C. Pearson
                                          Senior Vice President

Date: 29 Nov 00

Accepted as provided above

Due Diligence deposit check enclosed for $15,000 (CK #102902)

Digital Recorders, Inc.

By: /s/ David L. Turney

Title: CEO, President, Chairman

                                     VII-5

[LOGO]

                                  May 15, 2001

Mr. David L. Turney
Digital Recorders, Inc.
5949 Sherry Lane, Suite 1050
Dallas, TX 75225

                               First Amendment to
                          Preliminary Outline of Terms

The following shall constitute the First Amendment to the Preliminary Outline of Terms, dated November 28, 2001, which sets forth a proposed financing for Digital Records, Inc. (the "Company"), arranged by Renaissance Capital
Group, Inc. ("Renaissance") from one or more of its investment funds ("Invested Funds" or "Debenture Holders").

1. Section 6(a) is hereby amended to provide that the Debentures will have an Initial Conversion Price ("Conversion Price") of $2.00 per share.

2. Section 6(b) is hereby amended to add at the end of the second sentence the phrase "but in any event not less than $1.50 per share."

3.  Section 17 is added to provide as follows:
    "17. Warrants." The Company shall issue, at closing to the Debenture Holders five-year warrants to purchase a total of 200,000 shares exercisable at the average closing price for the Company's common stock for the trading day preceding the closing.

Except as amended hereby, the Preliminary Outline of Terms shall remain in effect. If the foregoing sets forth your understanding of the First Amendment to Preliminary Outline of Terms, please sign and return this letter within three
(3) days.

                                          Sincerely,

                                          /s/
                                          Robert C. Pearson
                                          Senior Vice President

Digital Recorders, Inc.
/s/
---------------------------------
By:  David L. Turney, President

    8080 N. Central Expressway    Suite 210-LB 59    Dallas, Texas 75206-1857

              214-891-8294       214-368-4629      FAX: 214-891-8291

                                     VII-6

                                                                   APPENDIX VIII

BENGT BODIN

                              CONSULTING AGREEMENT

    THIS CONSULTING AGREEMENT (the "Agreement"), made and entered into as of the day of ____________, 2000, by and between DIGITAL RECORDERS, INC., a North Carolina corporation having its principal office in Research Triangle Park, North Carolina (hereinafter referred to as "Company" or "DRI") and BENGT BODIN, a resident of Nice, France (hereinafter referred to as "Bodin").

                              STATEMENT OF PURPOSE

    The Company has on the date hereof under a separate Stock Purchase Agreement ("Stock Purchase Agreement") acquired from Bodin and others all the shares of Mobitec Holding AB ("Mobitec").

    Bodin has a thorough knowledge of the business purchased by Company from Mobitec, both with regard to its Swedish and foreign subsidiaries as well as its other foreign operations (collectively all to be referred to as "the Group"). It has been a condition to the Stock Purchase Agreement and it is important to the future success of the Group that it have the benefit of the advice, counsel and services of Bodin, and Bodin desires to render such advisory and consulting services to the Group as directed by the Company on the terms and conditions hereinafter set forth.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other valuable considerations, receipt of which is hereby acknowledged, Company and Bodin agree as follows:

    1. CONSULTING SERVICES. For a period of three (3) years from the Closing Date as defined in the Stock Purchase Agreement unless this Agreement is terminated by either party pursuant to the specific terms set forth herein, Bodin shall stand ready to and shall:

        (a) furnish to the Group such reasonable services of an advisory or consulting nature with respect to its business and affairs, including but not limited to operating procedures, customers and customer relations, products, services and sales, as Company may reasonably call upon him to furnish and his health and other business commitments may permit; and

        (b) if requested by the Board of Directors or President of Company upon reasonable advance notice, meet with and consult with customers with respect to their relationship to the Group and to otherwise use his reasonable best efforts to obtain and maintain for the Group contractual relationships with the customers;

it being understood that Bodin shall be available on reasonable notice and at reasonable times for periodic consultations, either in person or by telephone; provided, however, advisory and consulting services hereunder shall not require Bodin to be active in the day-to-day operations of Company, and in furnishing such consulting services hereunder Bodin shall not be an employee of any company within the Group but shall act in the capacity of an independent contractor. Bodin shall not be required to render such services during reasonable vacation periods or during times of illness, disability or other incapacity. In the event Bodin should leave his residence for any continuous period in excess of one
(1) week, Bodin shall use his best efforts to keep Company advised either of his whereabouts or of the person or persons whom he will keep advised of his whereabouts and how Company can communicate with him.

                                     VIII-1

    In addition, Bodin shall at the sole reasonable discretion of Company agree to serve as an advisor to the Board of Directors of any company within the Group during the term of this Agreement.

    2.  PAYMENT FOR CONSULTING SERVICES.

        (a) In consideration of Bodin's obligations to be available to and to render advisory and consulting services as well as other obligations undertaken by Bodin hereunder pursuant to the provisions of paragraph 1, Company shall pay to Bodin compensation determined in accordance with paragraph 2(b) below. In addition, Company shall reimburse Bodin for travel expenses and other business expenses reasonably incurred by Bodin at the request of Company (and properly documented and within guidelines approved by the Board of Directors or as pre-approved by the President).

        (b) In consideration of Bodin's obligations as defined herein, Company through Digital Recorders, Inc. shall pay to Bodin the sum of One Hundred Twenty Thousand U.S. Dollars ($120,000.00) the first year, One Hundred Sixty Thousand U.S. Dollars ($160,000.00) the second year, and Two Hundred Thousand U.S. Dollars ($200,000.00) the third year, payable by Company in equal quarterly installments at the end of each quarter.

    3. NONSOLICITATION OF EMPLOYEES. Bodin undertakes and agrees that during the term of this Agreement and for a period of twenty-four (24) months after this Agreement shall be terminated, whether voluntarily or involuntarily, he will not, without the prior written approval of the Company solicit any employees with regard to working for a competitor or to be employed by him, his company or any affiliate thereof.

    In the event Company shall establish to the satisfaction of a court of competent jurisdiction the existence of a breach or threatened breach by Bodin of this section, the Company, in addition to any other rights and remedies it may have (including a monetary judgment/penalty pursuant to the Stock Purchase Agreement), shall be entitled to an injunction restraining Bodin from doing or continuing to do any such act in violation of this section, as well as attorney's fees and costs of prosecution to enforce this Agreement, if the Company ultimately prevails on the merits.

    4.  DISCLOSURE OF CONFIDENTIAL INFORMATION:

        (a) NON-DISCLOSURE. Except as required in his duties to the Group, Bodin will never, directly or indirectly, use, disseminate, disclose, lecture upon, or publish articles concerning any Confidential Information.

Confidential Information shall be defined as information developed by or disclosed to Bodin or known by Bodin as a consequence of or through his employment or consultation by any company of the Group, not generally known in the industry in which the Group is or may become engaged, about the Group's products, processes, and services, including information and trade secrets relating to research, development, formulas and recipes, inventions, manufacture, profitability, purchasing, accounting, engineering, marketing, merchandising, and selling.

"Confidential Information" shall not include information that (i) at the time of use or disclosure by Bodin, is in the public domain through no fault of, action or failure to act by Bodin; (ii) becomes known to Bodin from a third-party source without violation of any obligation of confidentiality or other wrongful or tortuous act; (iii) was known by Bodin prior to disclosure of such information by the Company to Bodin; or (iv) was independently developed by Bodin without any use of Confidential Information.

        (b) CONFIDENTIAL PAPERS. Upon termination of this Agreement with the Company, all documents, records, notebooks, and similar repositories of or containing Confidential Information, including copies thereof, then in Bodin's possession, whether prepared by him or others, will be left with the Company.

                                     VIII-2

        (c) CONFIDENTIAL INFORMATION. As part of the consideration required of him under this Agreement, Bodin agrees that he will not, at any time either during the term of this Agreement or thereafter, divulge to any person, firm, or corporation any information received by him during the course of his relationship with regard to the personnel, financial, or other affairs of the Group and all such information shall be kept confidential and shall not in any manner be revealed to anyone, subject to the standard exceptions contained in the third paragraph of Section 4(a) above.

        (d) CUSTOMER NAMES. As part of the consideration for the making of this Agreement, Bodin agrees that he will not, at any time during the term of this Agreement or thereafter, divulge to any person, firm, or corporation any name or names of any or all of the customers or suppliers of the Group, subject to the standard exceptions contained in the third paragraph of
    Section 4(a) above.

        (e) In the event the Company shall establish to the satisfaction of a court of competent jurisdiction the existence of a breach or threatened breach by Bodin of any of the provisions of this Section 4, the Company, in addition to any other rights and remedies it may have, shall be entitled to an injunction restraining Bodin from doing or continuing to do any such act in violation of this Section 4.

        (f) Notwithstanding the foregoing, Bodin may disclose Confidential Information, if and to the extent obligated or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) under order of a court of competent jurisdiction or other similar requirement of a governmental agency, provided Bodin shall promptly notify the Company of such request(s) so that the Company may seek an appropriate protective order.

    5. NONCOMPETE. Because of his association with the Group, Bodin shall have access to trade secrets and confidential information about the Group, its business plans, its business accounts, its business opportunities, its expansion plans into other geographical areas and its methods of doing business. Bodin agrees that at any time during the term of this Agreement he will not, directly or indirectly carry on, be engaged in, or take part in any activities or services identical or substantially similar to any of his duties and responsibilities with the Group, anywhere the Group does business on the effective date of the termination of this Agreement, for the purpose of competing with the Group in the Group's business (whether on his own behalf or on behalf of any other person, corporation, partnership, venture or any other entity or form of business).

    Bodin's current engagement in Klimat and Hexair shall not be deemed as competing for the purposes of this provision.

    6. TERMINATION. Company may terminate this Agreement and the obligations hereunder if Bodin shall die or become permanently disabled so as to be incapable of performing his duties hereunder, or if Bodin shall be convicted or admit to fraud or gross negligence with regard to his dealings with the Group. Bodin may terminate this Agreement prior to the expiration of the three year term hereof if the Company is in substantial breach hereof and has not remedied such breach within 30 days from Bodin's notice to the Company of the breach;however, the obligations of Bodin as set forth in Sections 3 through 5 shall survive any termination.

    7. NOTICES. Any notices, requests, demands or other communications under this Agreement to a party hereto shall be in writing and shall be deemed to have been duly given when delivered in person

                                     VIII-3
or deposited in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, to the parties hereto at the following addresses:

(a)  As to Bodin:                        Bengt Bodin
                                         ---------------------------------
                                         ---------------------------------

(b)  As to Company:                      Digital Recorders, Inc.
                                         P.O. Box 14068
                                         Research Triangle Park,
                                         NC 27709-4068

     With Copy to:                       David M. Furr
                                         Gray, Layton, Kersh, Solomon,
                                         Sigmon, Furr & Smith, P.A.
                                         P. O. Box 2636
                                         Gastonia, NC 28053-2636

Either party hereto may change his or its address to which notices or other communications hereunder are to be directed by giving notice thereto to the other party hereto as hereinabove provided. Provided, however, payments hereunder need not be sent by registered or certified mail.

    8. ENTIRE AGREEMENT. This Agreement contains the entire agreement between Company and Bodin with respect to the subject matter hereof, and no amendment, modification or cancellation hereof shall be effective unless the same is in writing and executed by the parties hereto (or by their respective duly authorized representatives).

    9. APPLICABLE LAW. This Agreement shall be enforced, interpreted and construed under the laws of North Carolina.

    10. ARBITRATION. Any controversy, dispute or claim arising out of, or relating to, this Agreement and/or its interpretation shall, unless resolved by agreement of the parties, be settled by binding arbitration in Raleigh, Wake County, North Carolina, in accordance with the Rules of the American Arbitration Association then existing. This Agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law of the State of North Carolina. The award rendered by the arbitrators shall be final and judgment may be entered upon the award in any court of the State of North Carolina having jurisdiction of the matter and Bodin agrees that such shall be enforceable in any jurisdiction that Bodin might reside or have property.

    11. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns, if any.

    12. CAPTIONS. The captions and headings set forth in this Agreement are for convenience of reference only and shall not be construed as a part of this Agreement.

    13. DUPLICATE ORIGINALS. This Agreement is executed in duplicate originals, each of which shall be deemed an original hereof.

                                     VIII-4

    IN WITNESS WHEREOF, Company and Bodin have caused this Agreement to be executed under seal, all as of the day and year first above written.

                                                 DIGITAL RECORDERS, INC.

                                            By
                                                 -----------------------------------------
                                                 President

                                                 (SEAL)
                                                 BENGT BODIN

                                     VIII-5

                                                                     APPENDIX IX

                                                              INVESTEC ERNST & COMPANY
                                                              INVESTMENT BANKING
                                                              One Battery Park Plaza
                                                              New York, NY 10004
                                                              Telephone (212) 898 6200
                                                              Facsimile (212) 898 6293
  [LOGO]                                                      www.investecernst.com

May 8, 2001

Board of Directors
Digital Recorders, Inc.
4018 Patriot Drive
Durham, NC 27713
Attn: David Turney, Chairman and CEO

Dear Members of the Board:

You have requested Investec Ernst & Company ("Investec") render its written opinion to the holders of common stock of Digital Recorders, Inc. ("Digital" or the "Company") regarding the fairness, from a financial point of view, of the aggregate consideration to be paid to the shareholders of Mobitec Holding AB, a Swedish corporation ("Mobitec"), in connection with the Amended Option Agreement dated March 13, 2001 (the "Option Agreement"), the Stock Purchase Agreement (the "Stock Purchase Agreement"), and the agreements contemplated thereby, each among the Company, DRI Europa AB, a wholly-owned subsidiary of Digital ("DRI"), and Bengt Bodin, Annacarin Bodin, ET. AL., (the "Selling Shareholders") pursuant to which Digital will acquire all of the outstanding shares of Mobitec and Mobitec will become a wholly owned subsidiary of Digital (the "Acquisition").

Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Company's Preliminary Proxy Statement dated April 2, 2001 relating to the annual meeting of its shareholders to be held May 31, 2001.

The consideration consists of:

    i. SEK 5,700,000 (at an assumed exchange rate such that SEK 5,700,00 is equal to US $530,000) to be paid to Bertil Lindqvist for his shares of Mobitec;

    ii. subject to adjustment following the Closing Date, based upon a comparison of Mobitec's net equity as set forth in the Closing Financial Statement as of March 31, 2001 and the net equity as of March 31, 2000:

       a.  US $3,680,000 to be paid to the Bodin Sellers; and

       b. Promissory Notes totaling approximately US $2,000,000 to be issued to the Bodin Sellers on the Closing Date;

    iii. 430,000 Restricted Shares of Digital to be transferred to the Bodin Sellers on the Closing Date valued at $3 per share; and

    iv. warrants to purchase in the aggregate 100,000 shares of Digital's common stock at a price of US $4.00 per share for a period of five years issued to the Bodin Sellers pursuant to the Bodin Warrant Agreement.

The Option Agreement amends certain provisions of the Stock Purchase Agreement, which provides for a Preliminary Purchase Price, and which after any adjustments made pursuant to (ii) (a) and (b) above, becomes the Final Purchase Price.

A member of the Investec Group. Members New York Stock Exchange and other principal exchanges. Member NASD & SIPC

[LOGO]
Board of Directors
Digital Recorders, Inc.
Page 2

Through Royce Investment Group, Inc. ("Royce"), certain of the assets of which were acquired by Investec in 1999, we are familiar with the Company. Royce acted as a financial advisor to Digital in connection with an earlier acquisition by the Company. Royce has also provided certain other investment banking services to the Company from time to time and acted as lead manager of its initial public offering. In addition, Investec has been and continues to be an active market maker on the Nasdaq market in the shares of Digital. Investec may from time to time effect transactions for its own account or the account of customers and others and hold positions in securities of the Company. One of our employees, John Higgins, in addition to owning approximately 4.9% of Digital's common stock, is a member of the Board of Directors of Digital and, with your permission, has participated in the due diligence relating to and the preparation of this opinion.

In connection with our opinion, we have examined the Preliminary Proxy Statement of Digital dated April 2, 2001 and related documents, the Annual Reports on Form 10-K of the Company for the three years ended December 31, 2000, as well as certain publicly available and other material relating to the business, financial condition and operations of Digital and Mobitec. Further, we have reviewed:

    i)  the Stock Purchase Agreement;

    ii)  the Option Agreement as amended;

    iii) the Bodin Warrant Agreement;

    iv) the Form of the Promissory Note;

    v)  the Registration Rights Agreement; and

    vi) the Consulting Agreement.

We have also reviewed certain financial and other information furnished to us by Digital and Mobitec including projections and financial analyses prepared by their respective managements and certain historical combined financial statements of Mobitec. In addition, we have reviewed and considered such other information that we deemed relevant. Moreover, with your consent, Mr. Higgins met in Sweden and in the United States with certain senior officers of Digital and Mobitec and had discussions regarding their operations, financial condition, corporate histories, strategic rationale for and the potential benefits of the Acquisition and with regard to the preparation of this opinion.

In reaching our opinion, we have considered various factors deemed relevant including, among others, the following:

    i.  the terms of the Stock Purchase Agreement and related documents;

    ii.  Mobitec's historical operating performance and financial position;

    iii. the impact on Digital's historical and forecasted earnings per share giving effect to combining its operations with those of Mobitec assuming the terms of the transaction at the date hereof; and

    iv. the pro forma balance sheet of Digital at December 31, 2000, giving effect to the transactions contemplated by the Stock Purchase Agreement.

Our opinion is expressly subject to and limited by the foregoing and the following assumptions and limitations, among others:

    1. We have relied upon the accuracy and completeness of all the financial and other information reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In this regard, we have assumed, with your consent, that the internal financial forecasts performed by the management of the Company have been reasonably prepared on a basis reflecting the best currently available estimates and judgements of the Company.

[LOGO]
Board of Directors
Digital Recorders, Inc.
Page 3

    2. We have assumed that Digital's and Mobitec's financial statements provided to us fairly present the financial position and results of their operations as of the dates and for the periods indicated. Further, we have assumed that the balance sheets and the notes thereto associated with all of the documents and information examined by us make full and appropriate provisions for all obligations and liabilities of the companies as of the dates indicated for which provisions are required under generally accepted accounting principles or otherwise to be so made.

    3. The pro-forma financial statements and forecasts prepared by Digital and Mobitec have been developed internally by each company. We express no opinion on the reasonableness of achievability of such forecasts or the accuracy of the pro-forma statements provided to us and which were used by us in preparing this opinion.

    4. We have made no independent verification of the financial or operating data contained in Mobitec's annual audit reports or its unaudited interim reports or other data provided to us. Furthermore, we assume all unaudited financial statements received by us have been prepared on a basis in conformity with prior year's audited financial statements and that the forecasts provided accurately reflect management's reasonable good faith estimates.

    5. We express no opinion as to the tax or accounting consequences of any aspect of the transaction to Digital or its shareholders.

    6. With your consent, we have neither made nor reviewed any appraisal or similar valuation report regarding the assets of Mobitec.

    7. Our opinion necessarily is based upon economic, monetary, exchange rate, market and other conditions as they existed and could be evaluated on the date of the opinion, and does not predict or take into account any changes which may have occurred, or information which may have become available, after the date of such opinion. Our opinion does not constitute an opinion as to any price at which Digital common stock will actually trade at any time.

It is understood that, other than its inclusion in the Company's definitive Proxy Statement, should Digital desire to use this opinion or utilize the fact that Investec was engaged to render this opinion you will, prior to so doing, secure our written consent as to the use of this opinion and the specific language to be employed.

Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transactions contemplated by the Stock Purchase Agreement and related documents and such opinion does not constitute a recommendation as to how any holder of Digital's common stock should vote with respect to any aspect of the subject transaction.

Subject to the foregoing and other factors and analyses evaluated by us as we deemed relevant, we are of the opinion that the aggregate consideration paid by Digital in connection with the Acquisition is fair to the holders of Digital's common stock from a financial point of view.

Sincerely,

INVESTEC ERNST & COMPANY

By:  /s/ ANTHONY SARKIS
     ----------------------------------------------
     Anthony Sarkis
     Vice President Investment Banking

                                                                      APPENDIX X

                               MOBITEC HOLDING AB
                                AND SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

                               DECEMBER 31, 2000

                                    CONTENTS

FINANCIAL STATEMENTS

  Consolidated balance sheets...............................        3

  Consolidated statements of income.........................        4

  Consolidated statements of stockholders' equity...........        5

  Consolidated statements of cash flows.....................        6

  Notes to consolidated financial statements................   7 - 12

                      MOBITEC HOLDING AB AND SUBSIDIARIES

                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                           DECEMBER 31, 2000 AND 1999

                                                                    (AMOUNTS IN THOUSANDS)
                                                               (EXCEPT FOR SHARE AND PER SHARE
                                                                         INFORMATION)
                                                                2000         2000        1999
                                                             -----------   --------   -----------
ASSETS (NOTE 4)
Current Assets
  Cash and cash equivalents................................   SEK 2,077     $  221     SEK 6,222
  Trade accounts receivable (Note 8).......................      19,494      2,071        13,028
  Other receivables........................................       2,694        286         2,048
  Inventories (Note 2).....................................      15,630      1,660         9,861
  Prepaid expenses and other assets........................         487         52           408
                                                             ----------     ------    ----------
      TOTAL CURRENT ASSETS.................................      40,382      4,290        31,567
  Property and equipment, net of accumulated depreciation
    (Note 3)...............................................       4,094        435         3,622
  Other assets (Note 7)....................................       1,221        130           270
                                                             ----------     ------    ----------
      TOTAL ASSETS                                           SEK 45,697     $4,855    SEK 35,459
                                                             ==========     ======    ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Lines of credit (Note 4).................................  SEK 10,061     $1,069     SEK 4,531
  Accounts payable.........................................      10,459      1,111         8,613
  Accrued expenses.........................................       6,017        639         5,434
  Income tax payable.......................................         646         69           135
  Other current liabilities (Note 4).......................       2,522        269         2,028
                                                             ----------     ------    ----------
      TOTAL CURRENT LIABILITIES............................      29,705      3,157        20,741
Long Term Liabilities
  Deferred income taxes (Note 6)...........................         145         15           334
  Deferred compensation benefits (Note 7)..................         911         97            --
                                                             ----------     ------    ----------
      TOTAL LONG TERM LIABILITIES..........................       1,056        112           334
                                                             ----------     ------    ----------
      TOTAL LIABILITIES....................................      30,761      3,269        21,075
                                                             ----------     ------    ----------
Minority interest in consolidated subsidiary...............       1,819        193         1,009
                                                             ----------     ------    ----------
Stockholders' Equity
  Share capital, par value $1.00 per share, 100,000 shares
    authorized and outstanding.............................         100         12           100
  Legal reserve............................................       2,653        299         2,653
  Accumulated other comprehensive income, foreign
    translation adjustment.................................         564         41           112
  Retained earnings........................................       9,800      1,041        10,510
                                                             ----------     ------    ----------
      TOTAL STOCKHOLDERS' EQUITY...........................      13,117      1,393        13,375
                                                             ----------     ------    ----------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY...........  SEK 45,697     $4,855    SEK 35,459
                                                             ==========     ======    ==========

                See Notes to Consolidated Financial Statements.

                      MOBITEC HOLDING AB AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                     YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                    (AMOUNTS IN THOUSANDS)
                                                         (EXCEPT FOR SHARE AND PER SHARE INFORMATION)
                                                         --------------------------------------------
                                                              2000           2000           1999
                                                         --------------   ----------   --------------
Net sales (Note 8).....................................    SEK 114,031     $ 12,438       SEK 96,093
Cost of sales..........................................         67,961        7,413           65,747
                                                           -----------     --------      -----------
      GROSS PROFIT.....................................         46,070        5,025           30,346
                                                           -----------     --------      -----------

Operating expenses:
  Selling, general and administrative..................         37,781        4,121           24,014
  Research and development.............................          6,821          744            4,742
  Other................................................            146           16              373
                                                           -----------     --------      -----------
    Total operating expenses...........................         44,748        4,881           29,129
                                                           -----------     --------      -----------
      OPERATING INCOME.................................          1,322          144            1,217
                                                           -----------     --------      -----------
Nonoperating income (expense):
  Other income (expense)...............................            219           24             (288)
  Interest (expense)...................................           (434)         (47)            (243)
                                                           -----------     --------      -----------
    Total nonoperating income (expense)................           (215)         (23)            (531)
                                                           -----------     --------      -----------
      INCOME BEFORE INCOME TAXES.......................          1,107          121              686
Income tax expense (Note 6)............................            491           54              274
                                                           -----------     --------      -----------
      INCOME BEFORE MINORITY INTEREST IN NET INCOME OF
        CONSOLIDATED SUBSIDIARY........................            616           67              412
Minority interest in net income of consolidated
  subsidiary...........................................            807           88              175
                                                           -----------     --------      -----------
      NET INCOME (LOSS)................................     SEK   (191)         (21)      SEK    237
                                                           ===========     ========      ===========

EARNINGS PER SHARE:
  Earnings (loss) per common share.....................     SEK  (1.91)    $  (0.21)      SEK   2.37
                                                           ===========     ========      ===========
  Weighted average shares outstanding..................        100,000      100,000          100,000
                                                           ===========     ========      ===========

                See Notes to Consolidated Financial Statements.

                      MOBITEC HOLDING AB AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (UNAUDITED)

                     YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                 (AMOUNTS IN THOUSANDS SEK)
                                       ------------------------------------------------------------------------------
                                                                         ACCUMULATED        OTHER           TOTAL
                                        SHARE      LEGAL     RETAINED   COMPREHENSIVE   COMPREHENSIVE   STOCKHOLDERS'
                                       CAPITAL    RESERVE    EARNINGS      INCOME          INCOME          EQUITY
                                       --------   --------   --------   -------------   -------------   -------------
Balance, January 1, 1999.............    100       2,653      10,273          --                           13,026
  Net income.........................     --          --         237          --              237             237
  Changes in cumulative translation
    adjustments......................     --          --          --         112              112             112
                                                                                             ----
    Total comprehensive income.......                                                         349
                                         ---       -----      ------         ---             ====          ------
Balance, December 31, 1999...........    100       2,653      10,510         112                           13,375
  Net (loss).........................     --          --        (191)         --             (191)           (191)
  Changes in cumulative translation
    adjustments......................     --          --          --         452              452             452
                                                                                             ----
    Total comprehensive income.......                                                         261
                                                                                             ====
  Dividends..........................     --          --        (519)         --                             (519)
                                         ---       -----      ------         ---                           ------
Balance, December 31, 2000               100       2,653       9,800         564                           13,117
                                         ===       =====      ======         ===                           ======

                See Notes to Consolidated Financial Statements.

                      MOBITEC HOLDING AB AND SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                     YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                              (AMOUNTS IN THOUSANDS)
                                                              -----------------------
                                                                 2000         1999
                                                              ----------   ----------
Cash Flows From Operating Activities
  Net income (loss).........................................   SEK  (191)    SEK  237
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
      Minority interest in net income of consolidated
        subsidiary..........................................         807          175
      Depreciation and amortization.........................       1,600        1,348
      Deferred income taxes.................................        (189)          26
      Gain on sale of property and equipment................        (183)          --
      Deferred compensation expense.........................       1,046           --
Changes in operating assets and liabilities:
      (Increase) in trade accounts receivable...............      (6,466)      (5,643)
      (Increase) in other receivables.......................        (646)        (663)
      (Increase) decrease in inventories....................      (5,769)         814
      (Increase) decrease in prepaid expenses and other
        current assets......................................         (79)          36
      Decrease in other assets..............................          (7)          --
      Increase in accounts payable..........................       1,846        2,354
      Increase in accrued expenses..........................         583        2,267
      (Decrease) increase in income tax payable.............         511         (156)
      Increase in other current liabilities.................         494        1,628
                                                              ----------   ----------
        NET CASH PROVIDED BY (USED IN) OPERATING
          ACTIVITIES........................................      (6,643)       2,423
                                                              ----------   ----------

Cash Flows From Investing Activities
  Proceeds from sales of property and equipment.............         461           --
  Purchases of property and equipment.......................      (2,254)      (1,732)
  Purchase of insurance to fund deferred compensation.......      (1,046)          --
  Purchase of other assets..................................        (146)        (338)
                                                              ----------   ----------
        NET CASH USED IN INVESTING ACTIVITIES...............      (2,985)      (2,070)
                                                              ----------   ----------

Cash Flows From Financing Activities
  Dividends.................................................        (519)          --
  Net proceeds from bank borrowings.........................       5,530        1,741
                                                              ----------   ----------
        NET CASH PROVIDED BY FINANCING ACTIVITIES...........       5,011        1,741
                                                              ----------   ----------
Effect of exchange rate change..............................         472          105
                                                              ----------   ----------
        NET INCREASE (DECREASE) IN CASH AND CASH
          EQUIVALENTS.......................................      (4,145)       2,199
Cash and cash equivalents at beginning of year..............       6,222        4,023
                                                              ----------   ----------
Cash and cash equivalents at end of year....................   SEK 2,077    SEK 6,222
                                                              ==========   ==========
Supplemental Disclosures of Cash Flow Information
  Cash payments for:
    Interest................................................    SEK  434     SEK  243
                                                              ==========   ==========
    Income taxes............................................    SEK  167     SEK   93
                                                              ==========   ==========

                See Notes to Consolidated Financial Statements.

                      MOBITEC HOLDING AB AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

    NATURE OF BUSINESS: The Company develops, manufactures, and distributes information systems primarily for buses used in public transportation. Customers are primarily bus manufacturers located in Australia, Brazil, Germany, and Scandinavia.

    A summary of the Company's significant accounting policies follows:

    BASIS OF PRESENTATION: These consolidated financial statements have been prepared in Swedish Krona (SEK), the Company's functional currency. The 2000 consolidated balance sheet and statement of income reflect amounts in US dollars in a "convenience translation" column. The consolidated financial statements have also been prepared in accordance with US generally accepted accounting principles.

    PRINCIPLES OF CONSOLIDATION: The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Mobitec AB. The consolidated financial statements also include the accounts of Mobitec AB's wholly owned subsidiaries (Mobitec GmbH, Mobitec Australia, Pty Ltd., Mobitec Klimat AB and Mobitec Hexair AB) and the accounts of its 50% owned subsidiary, Mobitec Brazil LTDA (which has been consolidated due to control of the Board of Directors). Mobitec Hexair AB was sold during the year ended December 31, 2000; however, the results of its operations are included in the statements of income. All significant inter-company accounts and transactions have been eliminated in consolidation.

    INVENTORIES: Inventories are stated at the lower of cost (average cost) or market.

    PROPERTY AND EQUIPMENT: Property and equipment is stated at cost, less accumulated depreciation. If facts and circumstances suggest that the property and equipment will not be recoverable, as determined, based on the undiscounted cash flows over the remaining depreciable period, the Company will review for impairment. To the extent that there is an impairment, analysis is performed based on several criteria, including but not limited to, revenue trends, discounted operation cash flows and other factors to determine the impairment amount. The Company computes depreciation on its equipment using the straight-line method over the following estimated useful lives:

                                                               YEARS
                                                              --------
Buildings...................................................    50
Leasehold improvements......................................     5
Machinery and equipment.....................................  3 to 10

    ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    INCOME TAXES: The Company reports deferred tax assets and liabilities attributable to temporary differences between the book value of assets and liabilities and their tax value. The accumulated deferred tax liability is adjusted each year by applying the current tax rate in each country and is reported in the balance sheet as deferred income taxes.

                      MOBITEC HOLDING AB AND SUBSIDIARIES

NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) FOREIGN CURRENCY TRANSLATION: Assets and liabilities of the Company's foreign subsidiaries are translated at exchange rates prevailing at the end of the year. Revenue and expense transactions are translated at the average of exchange rates in effect during the period. Translations gains and losses are recorded directly to stockholders' equity. Realized gains and losses on foreign currency translation, if any, are included in operations.

    REVENUE RECOGNITION: The Company recognizes operating revenues upon shipment of goods to customers.

    RESEARCH AND DEVELOPMENT: The Company expenses all research and development costs at the time expenses are incurred.

    ADVERTISING: The Company expenses advertising costs at the time the expenses are incurred.

    EARNINGS PER SHARE AMOUNTS: Earnings (loss) per share has been computed based upon the weighted average number of shares of share capital outstanding.

NOTE 2.  INVENTORIES

    The components of inventories consist of the following:

                                                         2000         1999
                                                      -----------   ---------
Raw materials.......................................   SEK 13,479   SEK 7,194
Work-in-process.....................................          197         148
Finished goods......................................        1,264         802
Supplies............................................          690       1,717
                                                      -----------   ---------
                                                       SEK 15,630   SEK 9,861
                                                      ===========   =========

NOTE 3.  PROPERTY AND EQUIPMENT

    Property and equipment are as follows:

                                                        2000          1999
                                                     -----------   -----------
Land...............................................    SEK    --     SEK    95
Buildings..........................................           --           194
Machinery and equipment............................        8,454         6,373
Leasehold improvements.............................          797           797
                                                     -----------   -----------
                                                           9,251         7,459
Less accumulated depreciation......................        5,157         3,837
                                                     -----------   -----------
                                                       SEK 4,094     SEK 3,622
                                                     ===========   ===========

    Depreciation expense was 1,504 SEK and 1,280 SEK for 2000 and 1999, respectively.

                      MOBITEC HOLDING AB AND SUBSIDIARIES

NOTE 4.  LOAN AGREEMENTS

    The Company has an agreement with a bank in which the Company may currently borrow up to a maximum of 4,500 SEK. At December 31, 2000 and 1999, 4,406 SEK and 4,531 SEK, respectively, was outstanding. Advances under the agreement are subject to a borrowing base of 75% of eligible accounts receivable. The line of credit bears interest at 5.1% and is collateralized by accounts receivable. This line of credit agreement expires on July 31, 2001.

    The Company also has an agreement with a bank in which it may borrow up to 6,000 SEK of which 5,655 SEK was outstanding at December 31, 2000. The terms of this agreement require the payment of an unused credit line fee equal to 0.5% of the unused portion and interest at 5% of the outstanding balance. This agreement is secured by a mortgage on substantially all assets of the Company. This agreement expires on July 31, 2001.

    The Company also has convertible loans of 99 SEK at December 31, 2000 from employees that can be converted into share capital of the Company. These loans are reflected in "other current liabilities" at December 31, 2000. These loans are to be repaid by the Company in April 2001.

NOTE 5.  LEASE COMMITMENTS

    The Company has lease commitments under operating leases for vehicles. Rental expense for 2000 and 1999 was 1,800 SEK and 1,040 SEK, respectively.

    At December 31, 2000, the future minimum lease commitments under non-cancelable operating leases are as follows:

YEAR ENDING                                                   OPERATING
DECEMBER 31,                                                    LEASES
------------                                                  ----------
2001........................................................   SEK 1,600
2002........................................................         975
2003........................................................         450
                                                              ----------
Total minimum lease payments................................   SEK 3,025
                                                              ==========

NOTE 6.  INCOME TAXES

    The components of income tax expense for the years ended December 31, 2000 and 1999 consisted of the following:

                                                           2000        1999
                                                         ---------   --------
Current expense........................................    SEK 680    SEK 248
Deferred expense (benefit).............................      (189)         26
                                                         ---------   --------
                                                           SEK 491    SEK 274
                                                         =========   ========

                      MOBITEC HOLDING AB AND SUBSIDIARIES

NOTE 6.  INCOME TAXES (CONTINUED)
    At December 31, 2000 and 1999, the Company has net deferred tax liabilities that consist of the following:

                                                          2000        1999
                                                        ---------   ---------
Deferred tax assets:
  Property and equipment..............................   SEK 130     SEK  87
  Inventories.........................................         6          --
                                                        --------    --------
                                                             136          87
                                                        --------    --------
Deferred tax liabilities:
  Untaxed reserves....................................       281         281
  Inventories.........................................        --          50
  Other...............................................        --          90
                                                        --------    --------
                                                             281         421
                                                        --------    --------
Net deferred tax liabilities..........................  SEK (145)   SEK (334)
                                                        ========    ========

    The deferred tax amounts above have been classified on the consolidated balance sheets as follows:

                                                          2000        1999
                                                        ---------   ---------
Current assets........................................   SEK  --     SEK  --
Noncurrent assets.....................................        --          --
Noncurrent liabilities................................      (145)       (334)
                                                        --------    --------
                                                        SEK (145)   SEK (334)
                                                        ========    ========

    The income tax provision differs from the amount of income tax determined by applying the applicable Swedish income tax rate to pretax income for 2000 and 1999 due to the following:

                                                                  2000                     1999
                                                           -------------------      -------------------
                                                            AMOUNT    PERCENT        AMOUNT       %
                                                           --------   --------      --------   --------
Computed "expected" tax expense..........................  SEK 310    28.0%         SEK 192    28.0%
Increase in income taxes resulting from:
  Nontaxable items.......................................      173    15.6%              68     9.9%
  Other..................................................        8     0.8%              14     2.0%
                                                           -------     ---          -------     ---
                                                           SEK 491    44.4%         SEK 274    39.9%
                                                           =======     ===          =======     ===

NOTE 7.  RETIREMENT PLAN

    The Company has a deferred compensation plan agreement with a former key employee which permitted the employee to retire at age 60. In March 2000, the employee retired and the Company paid approximately 1,046 SEK to fund an insurance contract. The Company also recorded a corresponding liability to cover the estimated present value of the liability to be paid to the recipient. Each month, the recipient will receive approximately 17 SEK over a 60-month term. At December 31, 2000, the related asset and liability associated with this plan is 911 SEK and is included in the accompanying balance sheet as "other assets" and as "deferred compensation benefits."

    The amount of the expense associated with this plan for the year ended December 31, 2000 was approximately 1,046 SEK.

                      MOBITEC HOLDING AB AND SUBSIDIARIES

NOTE 8. MAJOR CUSTOMERS

    Sales to major customers during the year ended December 31, 2000 and 1999 are as follows:


                                                        AMOUNT OF NET SALES
                                                      YEAR ENDED DECEMBER 31,
                                                     -------------------------
                                                        2000          1999
                                                     -----------   -----------
Customer A*........................................  SEK 31,261    SEK 25,788
                                                     ----------    ----------
                                                     SEK 31,261    SEK 25,788
                                                     ==========    ==========



                                                     TRADE ACCOUNTS RECEIVABLE
                                                           DECEMBER 31,
                                                     -------------------------
                                                        2000          1999
                                                     -----------   -----------
Customer A.........................................   SEK 2,839     SEK 4,819
                                                     ----------    ----------
                                                      SEK 2,839     SEK 4,819
                                                     ==========    ==========


Because of the nature of the Company's business, the major customers may vary between years.

------------------------


* Customer A consists of six wholly-owned subsidiaries of a Scandinavian and European bus and truck manufacturing company.


NOTE 9. OTHER COMPREHENSIVE INCOME

    The following is a summary of the tax effects of the components of other comprehensive income, consisting solely of foreign currency translation adjustments, reported in the statements of stockholders' equity for the years ended December 31, 2000 and 1999:

                                                              PRE-TAX      TAX      NET-OF-TAX
                                                               AMOUNT    EXPENSE      AMOUNT
                                                              --------   --------   ----------
Year ended December 31, 2000:
Foreign currency translation adjustment.....................  SEK 628    SEK 176      SEK 452
                                                              =======    =======      =======

Year ended December 31, 1999:
Foreign currency translation adjustment.....................  SEK 155     SEK 43      SEK 112
                                                              =======    =======      =======

NOTE 10. FOREIGN OPERATIONS

    The Company has one business segment in which it develops, manufactures, and distributes information systems primarily for buses used in public transportation. Customers are primarily bus manufacturers located in Scandinavia, Germany, Australia, and Brazil.

                      MOBITEC HOLDING AB AND SUBSIDIARIES

NOTE 10. FOREIGN OPERATIONS (CONTINUED)
    Summarized financial information for the Company's foreign sales (attributed to countries based on the location of the subsidiary) for the year ended December 31, 2000 and 1999 is as follows:

                                                        2000          1999
                                                    ------------   -----------
Sweden............................................   SEK 99,761    SEK 96,277
Germany...........................................       11,925         7,727
Australia.........................................        6,770            --
Brazil............................................       13,850         1,594
Elimination of inter-company sales................      (18,275)       (9,505)
                                                    -----------    ----------
                                                    SEK 114,031    SEK 96,093
                                                    ===========    ==========

    The following table presents information about the Company's operating income by geographic area for the year ended December 31, 2000 and 1999 as follows:

                                                         2000         1999
                                                      ----------   ----------
Sweden..............................................   SEK  (647)  SEK 1,302
Germany.............................................      (1,013)       (252)
Australia...........................................         770          --
Brazil..............................................       1,767         328
Elimination of inter-company income (loss)..........         445        (161)
                                                      ----------   ---------
                                                       SEK 1,322   SEK 1,217
                                                      ==========   =========

    The following table presents information about the Company's identifiable assets by geographic area as of December 31, 2000 and 1999 as follows:

                                                      2000          1999
                                                   -----------   -----------
Sweden...........................................   SEK 43,365    SEK 37,387
Germany..........................................        3,730         4,624
Australia........................................        5,311            --
Brazil...........................................        6,297         3,772
Elimination of inter-company receivables and
  payables.......................................      (13,006)      (10,324)
                                                   -----------   -----------
                                                    SEK 45,697    SEK 35,459
                                                   ===========   ===========

                               MOBITEC HOLDING AB
                                AND SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

                                 MARCH 31, 2001

                                    CONTENTS

FINANCIAL STATEMENTS

  Consolidated balance sheets...............................       15

  Consolidated statements of income.........................       16

  Consolidated statements of cash flows.....................       17

  Notes to consolidated financial statements................   18- 20

                      MOBITEC HOLDING AB AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                                                                     (AMOUNTS IN THOUSANDS)
                                                          (EXCEPT FOR SHARE AND PER SHARE INFORMATION)
                                                           MARCH 31,        MARCH 31,      DECEMBER 31,
                                                              2001            2001             2000
                                                          ------------      ---------      ------------
ASSETS
Current Assets
  Cash and cash equivalents.............................    SEK 2,182        $  210          SEK 2,077
  Trade accounts receivable.............................       21,966         2,112             19,494
  Other receivables.....................................        4,777           459              2,694
  Inventories...........................................       15,557         1,496             15,630
  Prepaid expenses and other assets.....................          558            54                487
                                                           ----------        ------         ----------
    TOTAL CURRENT ASSETS................................       45,040         4,331             40,382
Property and equipment, net of accumulated
  depreciation..........................................        2,950           284              4,094
Other assets............................................          867            83              1,221
                                                           ----------        ------         ----------
    TOTAL ASSETS........................................   SEK 48,857        $4,698         SEK 45,697
                                                           ==========        ======         ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Lines of credit.......................................   SEK 11,544        $1,110         SEK 10,061
  Accounts payable......................................       10,614         1,020             10,459
  Accrued expenses......................................        6,323           608              6,017
  Income tax payable....................................        1,019            98                646
  Other current liabilities.............................        1,411           136              2,522
                                                           ----------        ------         ----------
    TOTAL CURRENT LIABILITIES...........................       30,911         2,972             29,705
                                                           ----------        ------         ----------
Long Term Liabilities
  Deferred income taxes.................................          389            37                145
  Deferred compensation benefits........................          860            83                911
                                                           ----------        ------         ----------
    TOTAL LONG TERM LIABILITIES.........................        1,249           120              1,056
                                                           ----------        ------         ----------
    TOTAL LIABILITIES...................................       32,160         3,092             30,761
                                                           ----------        ------         ----------
Minority interest in consolidated subsidiary............        2,163           208              1,819
                                                           ----------        ------         ----------
Stockholders' Equity
  Share capital, par value $1.00 per share, 100,000
    shares authorized and outstanding...................          100            12                100
  Legal reserve.........................................        2,106           266              2,653
  Accumulated other comprehensive income, foreign
    translation adjustment..............................         (348)          (98)               564
  Retained earnings.....................................       12,676         1,218              9,800
                                                           ----------        ------         ----------
    TOTAL STOCKHOLDERS' EQUITY..........................       14,534         1,398             13,117
                                                           ----------        ------         ----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..........   SEK 48,857        $4,698         SEK 45,697
                                                           ==========        ======         ==========

                See Notes to Consolidated Financial Statements.

                      MOBITEC HOLDING AB AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                   THREE MONTHS ENDED MARCH 31, 2001 AND 2000

                                                                    (AMOUNTS IN THOUSANDS)
                                                         (EXCEPT FOR SHARE AND PER SHARE INFORMATION)
                                                              2001           2001           2000
                                                         --------------   ----------   --------------
Net sales..............................................     SEK 34,207     $  3,511       SEK 26,148
Cost of sales..........................................         18,306        1,879           15,076
                                                           -----------     --------      -----------
      GROSS PROFIT.....................................         15,901        1,632           11,072
                                                           -----------     --------      -----------
Operating expenses:
  Selling, general and administrative..................         10,113        1,038            8,178
  Research and development.............................          1,500          154            1,705
                                                           -----------     --------      -----------
    Total operating expenses...........................         11,613        1,192            9,883
                                                           -----------     --------      -----------
      OPERATING INCOME.................................          4,288          440            1,189
                                                           -----------     --------      -----------
Nonoperating income (expense):
  Other income (expense)...............................           (139)         (14)             (28)
  Interest (expense)...................................             (9)          (1)             (17)
                                                           -----------     --------      -----------
    Total nonoperating income (expense)................           (148)         (15)             (45)
                                                           -----------     --------      -----------
      INCOME BEFORE INCOME TAXES.......................          4,140          425            1,144
Income tax expense.....................................            920           94              534
                                                           -----------     --------      -----------
      INCOME BEFORE MINORITY INTEREST IN NET INCOME OF
        CONSOLIDATED SUBSIDIARY........................          3,220          331              610
Minority interest in net income of consolidated
  subsidiary...........................................            344           35               99
                                                           -----------     --------      -----------
      NET INCOME.......................................     SEK  2,876     $    296       SEK    511
                                                           ===========     ========      ===========
EARNINGS PER SHARE:
  Earnings per common share............................     SEK  28.76     $   2.96       SEK   5.11
                                                           ===========     ========      ===========
  Weighted average shares outstanding..................        100,000      100,000          100,000
                                                           ===========     ========      ===========

                See Notes to Consolidated Financial Statements.

                      MOBITEC HOLDING AB AND SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                   THREE MONTHS ENDED MARCH 31, 2001 AND 2000

                                                              (AMOUNTS IN THOUSANDS)
                                                                 2001         2000
                                                              ----------   ----------
Cash Flows From Operating Activities
  Net income................................................   SEK 2,876     SEK  511
  Adjustments to reconcile net income to net cash provided
    by (used in) operating activities:
    Minority interest in net income of consolidated
      subsidiary............................................         344           99
    Depreciation and amortization...........................         224          368
    Deferred income taxes...................................         244           (9)
    Book value of property and equipment and other assets
      disposed..............................................       2,290           --
  Changes in operating assets and liabilities:
    (Increase) in trade accounts receivable.................      (2,472)        (889)
    (Increase) decrease in other receivables................      (2,083)          33
    (Increase) decrease in inventories......................          73       (2,654)
    (Increase) in prepaid expenses and other current
      assets................................................         (71)        (328)
    Increase in accounts payable............................         155        2,547
    (Decrease) increase in accrued expenses.................         306         (916)
    Increase in income tax payable..........................         373          341
    (Decrease) in other current liabilities.................      (1,111)        (824)
                                                              ----------   ----------
        NET CASH PROVIDED BY (USED IN) OPERATING
          ACTIVITIES........................................       1,148       (1,721)
                                                              ----------   ----------
  Cash Flows From Investing Activities
    Proceeds from sales of property and equipment...........           1           --
    Purchases of property and equipment.....................      (1,050)        (653)
    Other...................................................          33           16
                                                              ----------   ----------
        NET CASH USED IN INVESTING ACTIVITIES...............      (1,016)        (637)
                                                              ----------   ----------
  Cash Flows From Financing Activities
    Payment of deferred compensation benefits...............         (51)          --
    Net proceeds from bank borrowings.......................       1,483          244
    Change in legal reserve.................................        (547)         363
                                                              ----------   ----------
        NET CASH PROVIDED BY FINANCING ACTIVITIES...........         885          607
                                                              ----------   ----------
  Effect of exchange rate change............................        (912)         (29)
                                                              ----------   ----------
        NET INCREASE (DECREASE) IN CASH AND CASH
          EQUIVALENTS.......................................         105       (1,780)

  Cash and cash equivalents at beginning of period..........       2,077        6,222
                                                              ----------   ----------
  Cash and cash equivalents at end of period................   SEK 2,182    SEK 4,442
                                                              ==========   ==========
Supplemental Disclosures of Cash Flow Information
  Cash payments for:
    Interest................................................    SEK    9     SEK   17
                                                              ==========   ==========
    Income taxes............................................    SEK  303     SEK  202
                                                              ==========   ==========

                See Notes to Consolidated Financial Statements.

                      MOBITEC HOLDING AB AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

    NATURE OF BUSINESS: The Company develops, manufactures, and distributes information systems primarily for buses used in public transportation. Customers are primarily bus manufacturers located in Australia, Brazil, Germany, and Scandinavia.

    A summary of the Company's significant accounting policies follows:

    BASIS OF PRESENTATION: In the opinion of management, the accompanying unaudited consolidated financial statements include all adjustments (consisting only of normal adjustments) necessary for a fair presentation of the financial position of Mobitec Holding AB and subsidiaries (the "Company") at March 31, 2001 and December 31, 2000, the results of operations for the three months ended March 31, 2001 and 2000, and cash flows for the three months ended March 31, 2001 and 2000. These consolidated financial statements should be read in conjunction with the consolidated financial statements and the related notes included in the Company's annual 2000 financial statements.

    These consolidated financial statements have been prepared in Swedish Krona
(SEK), the Company's functional currency. The 2001 consolidated balance sheet and statement of income reflect amounts in US dollars in a "convenience translation" column. The consolidated financial statements have also been prepared in accordance with US generally accepted accounting principles.

    PRINCIPLES OF CONSOLIDATION: The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Mobitec AB. The consolidated financial statements also include the accounts of Mobitec AB's wholly owned subsidiaries (Mobitec GmbH, Mobitec Australia, Pty Ltd., Mobitec Klimat AB and Mobitec Hexair AB) and the accounts of its 50% owned subsidiary, Mobitec Brazil LTD (which has been consolidated due to control of the Board of Directors). Mobitec Hexair AB was sold on December 31, 2000 and Mobitec Klimat AB was sold on January 1, 2001. All significant inter-company accounts and transactions have been eliminated in consolidation.

    INVENTORIES: Inventories are stated at the lower of cost (average cost) or market.

    PROPERTY AND EQUIPMENT: Property and equipment is stated at cost, less accumulated depreciation. If facts and circumstances suggest that the property and equipment will not be recoverable, as determined, based on the undiscounted cash flows over the remaining depreciable period, the Company will review for impairment. To the extent that there is an impairment, analysis is performed based on several criteria, including but not limited to, revenue trends, discounted operation cash flows and other factors to determine the impairment amount. The Company computes depreciation on its equipment using the straight-line method over the following estimated useful lives:

                                                               YEARS
                                                              --------
Buildings...................................................    50
Leasehold improvements......................................     5
Machinery and equipment.....................................  3 to 10

    ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      MOBITEC HOLDING AB AND SUBSIDIARIES

NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) INCOME TAXES: The Company reports deferred tax assets and liabilities attributable to temporary differences between the book value of assets and liabilities and their tax value. The accumulated deferred tax liability is adjusted each year by applying the current tax rate in each country and is reported in the balance sheet as deferred income taxes.

    FOREIGN CURRENCY TRANSLATION: Assets and liabilities of the Company's foreign subsidiaries are translated at exchange rates prevailing at the end of the period. Revenue and expense transactions are translated at the average of exchange rates in effect during the period. Translations gains and losses are recorded directly to stockholders' equity. Realized gains and losses on foreign currency translation, if any, are included in operations.

    REVENUE RECOGNITION: The Company recognizes operating revenues upon shipment of goods to customers.

    RESEARCH AND DEVELOPMENT: The Company expenses all research and development costs at the time expenses are incurred.

    ADVERTISING: The Company expenses advertising costs at the time the expenses are incurred.

    EARNINGS PER SHARE AMOUNTS: Earnings per share has been computed based upon the weighted average number of shares of share capital outstanding.

NOTE 2. OTHER COMPREHENSIVE INCOME

    The following is a summary of the tax effects of the components of other comprehensive income, consisting solely of foreign currency translation adjustments, reported in the statements of stockholders' equity for the three months ended March 31, 2001 and 2000:

                                                 PRE-TAX                               NET-OF-TAX
                                                 AMOUNT           TAX (BENEFIT)          AMOUNT
                                            -----------------   -----------------   -----------------
Three months ended March 31, 2001:
Foreign currency translation adjustment...    SEK     (1,266)     SEK      (354)      SEK      (912)
                                              ===    =======      ===     =====       ===     =====

Three months ended March 31, 2000:
Foreign currency translation adjustment...    SEK        (40)     SEK       (11)      SEK       (29)
                                              ===    =======      ===     =====       ===     =====

    Comprehensive income was SEK 1,964 and SEK 482 for the three months ended March 31, 2001 and 2000, respectively.

NOTE 3. FOREIGN OPERATIONS

    The Company has one business segment in which it develops, manufactures, and distributes information systems primarily for buses used in public transportation. Customers are primarily bus manufacturers located in Scandinavia, Germany, Australia, and Brazil.

                      MOBITEC HOLDING AB AND SUBSIDIARIES

NOTE 3. FOREIGN OPERATIONS (CONTINUED)
    Summarized financial information for the Company's foreign sales (attributed to countries based on the location of the subsidiary) for the three months ended March 31, 2001 and 2000 is as follows:

                                                         2001                2000
                                                   -----------------   -----------------
Sweden...........................................    SEK      29,414     SEK      24,978
Germany..........................................              3,209               3,746
Australia........................................              3,778                  --
Brazil...........................................              4,106               2,197
Elimination of inter-company sales...............             (6,300)             (4,773)
                                                     ---    --------     ---    --------
                                                     SEK      34,207     SEK      26,148
                                                     ===    ========     ===    ========

    The following table presents information about the Company's operating income (loss) by geographic area for the three months ended March 31, 2001 and 2000 as follows:

                                                         2001                2000
                                                   -----------------   -----------------
Sweden...........................................    SEK       2,676     SEK         726
Germany..........................................               (106)                128
Australia........................................                279                  --
Brazil...........................................                840                 179
Elimination of inter-company income..............                599                 156
                                                     ---    --------     ---    --------
                                                     SEK       4,288     SEK       1,189
                                                     ===    ========     ===    ========

    The following table presents information about the Company's identifiable assets by geographic area as of March 31, 2001 and December 31, 2000 as follows:

                                                         2001                2000
                                                   -----------------   -----------------
Sweden...........................................    SEK      43,928     SEK      43,365
Germany..........................................              3,444               3,730
Australia........................................              5,124               5,311
Brazil...........................................              7,012               6,297
Elimination of inter-company receivables and
  payables.......................................            (10,651)            (13,006)
                                                     ---    --------     ---    --------
                                                     SEK      48,857     SEK      45,697
                                                     ===    ========     ===    ========

                                                                     APPENDIX XI

                            DIGITAL RECORDERS, INC.
               PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

    These pro forma condensed financial statements reflect the proposed acquisition of Mobitec Holding AB and Subsidiaries. The pro forma condensed financial statements present the balance sheet as if the transaction had occurred on March 31, 2001 and the income statement as if the transaction had occurred at January 1, 2000 and carried through the three months ended
March 31, 2001.

    The following unaudited pro forma condensed statements of operations are derived from the audited statement of operations of Digital Recorders, Inc. (DRI or the Company) for the year ended December 31, 2000 and the unaudited statement of operations of Mobitec Holding AB and Subsidiaries for the year ended
December 31, 2000. The March 31, 2001 balance sheets and the statements of operations for the three months ended March 31, 2001 are derived from their unaudited interim financial statements. The unaudited financial information herein reflects all adjustments, consisting only of normal recurring adjustments which, in the opinion of management of the respective companies, are necessary to fairly state the Company's financial position and results of its operations.

    These pro forma condensed statements of operations and balance sheet do not purport to represent what the Company's results or financial condition would actually have been if the Acquisition had occurred on the dates indicated or to project the Company's results or financial condition for or at any future period or date. The pro forma adjustments, as described in the accompanying data, are based on available information and certain assumptions that management believes are reasonable.

    The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements and related notes of DRI and Mobitec Holding AB.

                            DIGITAL RECORDERS, INC.
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 2001
                             (AMOUNTS IN THOUSANDS)
                                  (UNAUDITED)

                                                                                PRO FORMA               PRO FORMA
                                                         DIGITAL    MOBITEC    ADJUSTMENTS     NOTE     COMBINED
                                                         --------   --------   -----------   --------   ---------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents............................  $    81     $  210      $  250        B1        $   541
  Trade accounts receivable--net.......................    7,067      2,112          --                    9,179
  Other receivables....................................       46        459          --                      505
  Inventories..........................................    5,557      1,496          --                    7,053
  Prepaids and other current assets....................      438         54          --                      492
                                                         -------     ------      ------                  -------
    Total current assets...............................   13,189      4,331         250                   17,770

  Property and equipment--net..........................      602        284          --                      886
  Goodwill--net........................................    1,049         --       1,481        B2          2,530
  Intangible assets--net...............................       76         --       4,500        B2          4,576
  Deferred taxes.......................................      170         --          --                      170
  Other assets.........................................      522         83          --                      605
                                                         -------     ------      ------                  -------
    Total assets.......................................  $15,608     $4,698      $6,231                  $26,537
                                                         =======     ======      ======                  =======

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Line of credit and current maturities................  $ 4,163     $1,110      $  350        B3        $ 5,623
  Accounts payable.....................................    2,347      1,020          --                    3,367
  Accounts payable, related party......................    2,685         --          --                    2,685
  Accrued expenses.....................................      938        608          --                    1,546
  Income tax payable...................................       --         98          --                       98
  Other current liabilities............................       --        136          --                      136
  Preferred stock dividends payable....................       44         --          --                       44
                                                         -------     ------      ------                  -------
    Total current liabilities..........................   10,177      2,972         350                   13,499
                                                         -------     ------      ------                  -------
LONG TERM LIABILITIES
  Other liabilities....................................       --         37          --                       37
  Long term liabilities................................       --         83       6,220      B3, B4        6,303
                                                         -------     ------      ------                  -------
    Total long term liabilities........................       --        120       6,220                    6,340
                                                         -------     ------      ------                  -------
    Total liabilities..................................   10,177      3,092       6,570                   19,839
                                                         -------     ------      ------                  -------
SERIES AAA REDEEMABLE, CONVERTIBLE, NONVOTING PREFERRED
 STOCK.................................................    1,770         --          --                    1,770
                                                         -------     ------      ------                  -------
Minority interest in consolidated subsidiary...........       --        208          --                      208
                                                         -------     ------      ------                  -------
Stockholders' Equity:
  Share capital........................................       --         12         (12)       B2             --
  Legal reserve........................................       --        266        (266)       B2             --
  Common stock.........................................      327         --          43        B4            370
  Additional paid-in-capital...........................   11,115         --       1,016        B4         12,131
  Accumulated other comprehensive income (loss)........     (407)       (98)         98        B2           (407)
  Accumulated earnings (deficit).......................   (7,374)     1,218      (1,218)       B2         (7,374)
                                                         -------     ------      ------                  -------
    Total stockholders' equity.........................    3,661      1,398        (339)                   4,720
                                                         -------     ------      ------                  -------
    Total liabilities and stockholders' equity.........  $15,608     $4,698      $6,231                  $26,537
                                                         =======     ======      ======                  =======

   The accompanying notes are an integral part of these financial statements.

                             DIGITAL RECORDERS, INC
             PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 2001
         (AMOUNTS IN THOUSANDS EXCEPT SHARE AND PER SHARE INFORMATION)
                                  (UNAUDITED)

                                                                                PRO FORMA               PRO FORMA
                                                        DIGITAL     MOBITEC    ADJUSTMENTS     NOTE      COMBINED
                                                       ----------   --------   -----------   --------   ----------
Net sales............................................  $    6,981    $3,511      $   --                 $   10,492
Cost of sales........................................       4,420     1,879          --                      6,299
                                                       ----------    ------      ------                 ----------
    Gross profit.....................................       2,561     1,632          --                      4,193
                                                       ----------    ------      ------                 ----------
Operating expenses:
  Selling, general and administrative................       1,936     1,038         124        C-1           3,098
  Research and development...........................         535       154          --                        689
  Other..............................................          --        --          --                         --
                                                       ----------    ------      ------                 ----------
    Total operating expenses.........................       2,471     1,192         124                      3,787
                                                       ----------    ------      ------                 ----------
    Operating income (loss)..........................          90       440        (124)                       406

Other expense........................................          (2)      (14)         --                        (16)
Interest expense.....................................        (137)       (1)       (188)       C-2            (326)
                                                       ----------    ------      ------                 ----------
      Total other expense and interest expense.......        (139)      (15)       (188)                      (342)
                                                       ----------    ------      ------                 ----------
    Income (loss) before income taxes................         (49)      425        (312)                        64
Income tax expense...................................          --        94          --                         94
                                                       ----------    ------      ------                 ----------
    Net income (loss)................................         (49)      331        (312)                       (30)
Minority interest in net income of consolidated
  subsidiary.........................................          --        35          --                         35
Preferred stock dividend requirements................          44        --          --                         44
                                                       ----------    ------      ------                 ----------
    Net income (loss) applicable to common
      shareholders...................................  $      (93)   $  296      $ (312)                $     (109)
                                                       ==========    ======      ======                 ==========
Earnings per share:
    Net loss per share--basic and diluted............  $    (0.03)                                      $    (0.03)
                                                       ==========                                       ==========
Weighted average number of common shares
  outstanding........................................   3,274,475                                        3,704,475
                                                       ==========                                       ==========

   The accompanying notes are an integral part of these financial statements.

                            DIGITAL RECORDERS, INC.

             PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2000

          (AMOUNTS IN THOUSANDS EXCEPT SHARE AND PER SHARE INFORMATION

                                  (UNAUDITED)

                                                                        PRO FORMA               PRO FORMA
                                                 DIGITAL    MOBITEC    ADJUSTMENTS     NOTE     COMBINED
                                                ---------   --------   -----------   --------   ---------
Net sales....................................   $  29,886   $12,438       $(716)          C3    $  41,608
Cost of sales................................      18,980     7,413        (562)          C3       25,831
                                                ---------   -------       -----                 ---------
    Gross profit.............................      10,906     5,025        (154)                   15,777
                                                ---------   -------       -----                 ---------
Operating expenses:
  Selling, general and administrative........       8,378     4,121         150       C1, C3       12,649
  Research and development...................       2,295       744          --                     3,039
  Other......................................          --        16          --                        16
                                                ---------   -------       -----                 ---------
    Total operating expenses.................      10,673     4,881         150                    15,704
                                                ---------   -------       -----                 ---------
    Operating income (loss)..................         233       144        (304)                       73
Other expense................................          (2)       24          --                        22
Interest expense.............................        (510)      (47)       (551)          C2       (1,108)
                                                ---------   -------       -----                 ---------
      Total other expense and interest
        expense..............................        (512)      (23)       (551)                   (1,086)
                                                ---------   -------       -----                 ---------
    Income (loss) before income taxes........        (279)      121        (855)                   (1,013)
Income tax expense...........................          --        54          56           C3          110
                                                ---------   -------       -----                 ---------
    Net income (loss)........................        (279)       67        (911)                   (1,123)
Minority interest in net income of
  consolidated subsidiary....................          --        88          --                        88
Preferred stock dividend requirements........         177        --          --                       177
                                                ---------   -------       -----                 ---------
    Net income (loss) applicable to common
      shareholders...........................   $    (456)  $   (21)      $(911)                $  (1,388)
                                                =========   =======       =====                 =========
Earnings per share:
    Net loss per share--basic and diluted....   $   (0.14)                                      $   (0.37)
                                                =========                                       =========
    Weighted average number of common shares
      outstanding............................   3,274,475                                       3,704,475
                                                =========                                       =========

   The accompanying notes are an integral part of these financial statements.

                            DIGITAL RECORDERS, INC.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

NOTE A--ACQUISITION:

    On March 13, 2001, DRI Europa AB and Digital entered into an Amended Option Agreement (the Option Agreement) with Bengt Bodin, Annacarin Bodin, Mattias Bodin, Tobias Bodin, and Bertil Lindqvist (collectively, the "Sellers"), which amended and superseded an Option Agreement between the same parties dated December 7, 2000. Pursuant to the Option Agreement, the Offerors granted to Digital and DRI Europa AB an irrevocable right of option to purchase the Offerors' shares of Mobitec Holding AB for the period from March 13, 2001 to June 16, 2001, based upon the occurrence of certain events. The option may be exercised such that either DRI Europa AB, solely, or DRI Europa AB and Digital, jointly, will be the Purchaser under that Stock Purchase Agreement. The Stock Purchase Agreement, which will be executed after exercise of one of the options, provides for the purchase of the Offerors' shares of Mobitec Holding AB for a total purchase price of $7,089,000, consisting of (i) $4,210,000 in cash,
(ii) seller financed debt to the Bodin Sellers of $2,000,000, (iii) 430,000 Restricted Shares of the Digital's Common Stock which are valued at $817,000, and (iv) warrants to purchase in the aggregate of 100,000 shares of Digital's Common Stock at an exercise price of $4.00 per share for a period of five years, which are valued at $62,000.

NOTE B--PRO FORMA ADJUSTMENTS--BALANCE SHEET:

    (1) Represents the cash received from (i) the issuance of $3,000,000 of convertible debentures (including $180,000 assigned to the 200,000 warrants) which are convertible to up to 1,500,000 shares of the Company's common stock, which funds will be used to fund part of the Stock Purchase Agreement, and (ii) the borrowing of $1,750,000 from Svenska Handelsbaken AB, less (i) the cash consideration of $4,210,000 paid as part of the Acquisition and (ii) $290,000 in professional fees related to the Acquisition.

    (2) Represents the fair value of goodwill and intangible assets (customer lists, product designs and non-compete agreements) acquired and recorded in connection with the Acquisition and the elimination of Mobitec's stockholders' equity. The total purchase price has been allocated, on a preliminary basis, to goodwill and intangible assets as follows:

Goodwill....................................................  $1,481,000
                                                              ==========
Intangible assets:
  Customer lists............................................  $2,900,000
  Product designs...........................................   1,500,000
  Non-compete agreements....................................     100,000
                                                              ----------
                                                              $4,500,000
                                                              ==========

    (3) Represents the borrowings incurred related to the financing of the Acquisition of (i) $2,820,000 of convertible debentures which are convertible into up to 1,500,000 shares of the Company's common stock, and (ii) $1,750,000 in a term loan from Svenska Handelsbaken AB, and
       (iii) $2,000,000 in seller financed debt issued to the Bodin Sellers. All borrowings are reflected as long-term obligations except for $350,000 of the term loan which is due within one year.

    (4) Represents the issuance of 430,000 Restricted Shares of the Company's common stock as part of the consideration for the Acquisition using a fair market value of $1.90, the value as of the date of announcement of the proposed acquisition and the issuance of 100,000 warrants

                            DIGITAL RECORDERS, INC.

NOTE B--PRO FORMA ADJUSTMENTS--BALANCE SHEET: (CONTINUED) valued at $62,000. Also represents an allocation, on a preliminary basis, to additional paid-in capital of $180,000, the value of the 200,000 warrants attached to the convertible debentures.

NOTE C--PRO FORMA ADJUSTMENTS--STATEMENTS OF OPERATIONS:

    (1) Represents the amortization of recorded goodwill and intangible assets over the following estimated lives:

                                                               YEARS
                                                              --------
Goodwill....................................................    15
Customer lists..............................................    15
Product designs.............................................  5 - 10
Non-compete agreements......................................     3

    (2) Represents the interest expense for the year ended December 31, 2000 and the three months ended March 31, 2001 associated with the issuance of the convertible debentures of $2,820,000 (8%), the seller financed notes of $2,000,000 (9%) and the borrowings in connection with the Svenska Handelsbaken AB term loan of $1,750,000 (5.35%). Also represents the interest expense for the year ended December 31, 2000 and the three months ended March 31, 2001 associated with the amortization of the $180,000 amount of the discounted convertible debentures.

    (3) Represents the removal of the income and expenses of Mobitec Klimat AB, a subsidiary sold on January 1, 2001, which is not part of the Acquisition. No adjustment is required for the statements of operations for the three months ended March 31, 2001.

                                                                    APPENDIX XII

                                    CHARTER

                                AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                            DIGITAL RECORDERS, INC.

                   RESPONSIBILITY, AUTHORITY, AND GUIDELINES

                                            NOTE
It is the specific intent of this charter to establish long-term conformity with the "REPORT AND RECOMMENDATIONS OF THE BLUE RIBBON COMMITTEE ("BRC") ON IMPROVING THE EFFECTIVENESS OF CORPORATE AUDIT COMMITTEES". DRI's Board of Directors believes that certain of those recommendations cannot realistically be applied in strict and absolute terms to relatively new and small public companies such as DRI, in the near term, without risk of compromise of shareholder best interest. Therefore, recognizing the ultimate long term goal is full compliance with the BRC Report and its recommendations, matters of this charter, and conduct of the Board of Directors and its Audit Committee, will be such as to progress the company toward that ultimate long term goal. Further, adherence to policies and procedures consistent with the spirit and intent of that Report and its recommendations will be current and ongoing.

Company Management has full and total responsibility for un-compromised compliance with all accounting standards, reporting requirements, and disclosures. Nothing in this charter is to be construed as supplanting that responsibility of management nor as substituting the Audit Committee in such responsibilities. The responsibility of the Audit Committee is one of oversight based on the assumption management has fully carried-out all reporting requirements.

    GENERAL STATEMENT OF PURPOSE:  The Audit Committee serves...

    - to oversee that management has devised, implemented, and maintained the reliability and integrity of accounting policies, financial reporting, and disclosure practices of the Company

    - to oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company

    - to oversee that management has established and maintained processes to assure compliance by the Company with applicable domestic and international laws and regulations of financial nature

    - to recommend to the Board of Directors the appointment of, changes in, and compensation of, the Company's independent public audit firm

    - as the primary interface and relationship point with the Company's officially appointed independent public audit firm

    - as an independent, direct, and open channel of communications between the Board of Directors and the independent public audit firm

    - as an extension of the Board in discharge of the Board's fudiciary responsibility

                                     XII-1

    MEMBERSHIP: The Audit Committee shall consist of not less than three members all of which are to be outside directors. At least one member of the committee, and its Chair, shall be "Independent" as defined in the Blue Ribbon Committee report and Recommendations"(1). All members of the Audit committee not in compliance with this definition of Independence will be so noted in at least one public disclosure each year together with a clear statement, based on annual formal resolution of the Board of Directors, as to why the best interest of the Company's shareholders is served in waiver of compliance. All members shall possess working knowledge of financial statements as typically employed by the Company in its industry, be current shareholders(2) in the company, and maintain up-to-date knowledge (through continuing education or otherwise) related to the duties herein, and have attended at least 75% of all meetings of the Board of Directors in the preceding year. The Board of Directors may alter Audit Committee membership from time to time, subject to these requirements. The company CFO and CEO serve as ex-officio (non-voting) members of the Audit Committee.

    DUTIES AND RESPONSIBILITIES: The duties and responsibilities of the Audit Committee shall include the following:

1.  Any relevant task specifically delegated by the Board of Directors

2. Provide an open avenue of communication between the Company's independent public audit firm, Company financial management, and the Board of Directors

3. Meet at least three times per year, or more frequently as circumstances require, asking members of management or others to attend meetings to provide information as deemed necessary to fully discharge it's responsibility to the shareholders

4. Screen, select, and recommend, in consultation with company management, to the Board of Directors, the Company's Independent Auditors

5.  Confirm and assure the independence and objectivity of the Independent
    Auditor

6. Inquire of management, and the Independent Auditor about the existence of, or potential for existence of significant business risks or financial exposures and assess steps management has taken to minimize such risks

7. Review and fully investigate results of audits, the previous year's audit, the independent auditor's management letter, and any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information

------------------------

(1) For each of the preceding five years including the current year, not employed by, nor accepting compensation from (other than as a director), the Company or any of its affiliates; and, not a relative or immediate family member of any individual who is (or in the past five years has been), an employee of the Company or its affiliates; and, not a director, partner, or officer, in any for- profit business making significant payments to or receiving significant payments from, the Company; and, is not employed as an executive of another company where any of the Company executives serves on that company's compensation committee. "Significant" is defined as having the meaning stipulated for this purpose in the Blue Ribbon Committee" Report.

(2) The intent of this requirement is beneficial ownership of voting securities of the company purchased in the open NASDAQ market. However, the Board of Directors may waive this requirement for up to one year provided the individual is holder of options or warrants to purchase such securities and provided there is significant reason to believe the best interest of shareholders is served by such waiver.

                                     XII-2

8. Meet periodically with the Independent Auditor and management, both together and in separate sessions, to discuss any matters that the Committee, Independent Auditors or management believes should be discussed with the Audit Committee.

9. Advise financial management and the Independent Auditor they are expected to provide full, complete, and accurate financial statements, reporting, and analysis on a timely basis denoting the true and accurate financial condition of the company

10. Provide that management and the Independent Auditor discuss with the Audit Committee their qualitative judgments about the appropriateness (not just the accept-ability) and effectiveness of accounting principles and financial disclosure practices used, or proposed to be adopted, by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and estimates

11. Inquire as to the Independent Auditor's independent qualitative judgments about the appropriateness (not just the acceptability) and effectiveness of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company

12. Inquire as to the Independent Auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices

13. Determine, as regards disclosures, transactions, events, accounting principles, and changes in accounting principles, the reasoning of management and the Independent Auditors about the appropriateness of same

14. Consider, set, and approve, in consultation with management, the scope, cost, and schedule of the annual (and any interim) audit

15. Review the results of annual audits of expense reimbursements, compensation, and perquisites of and to directors and officers including their use of corporate assets together with any required or appropriate reporting of same for tax or public company disclosure purposes.

16. Arrange for the Independent Auditor to be available to the Board of Directors at least annually to provide a basis for the Board to recommend to Shareholders the appointment of the Auditor

17. Review and concur in the appointment, replacement, reassignment, or dismissal of the CFO and any senior financial management personnel of the Company under the direction of the CFO

18. Review and approve any consulting engagement (including that related to M&A activity of the company and the independent auditors participation in work related to same) to be performed by the Company's Independent Auditor and be advised of any other study under taken at the request of management that is beyond the scope of the audit engagement

19. Periodically consult with Corporate legal counsel on matters that may have a material impact on the Company or its compliance with relevant public company regulations, policies, and programs or constitute significant risk or expense to the company

20. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities including, if deemed appropriate by the Board of Directors, retaining independent counsel and other professionals to assist

21. Review, under SAS71, together with pertinent related communication with the independent auditors of the company, prior to filing or publication, all financial information and accompanying text (both annual and quarterly as well as all other) to be filed with the SEC (excluding Public and Shareholder Relations News Releases not a part of quarterly or annual SEC reporting of the company)

                                     XII-3

22. Prepare a letter for inclusion in the annual report that describes the committee's composition, responsibilities, charter, how responsibilities were discharged, and degree/extent of compliance with the BRC recommendations.

23. Review and update the Committee's Charter annually

24. Establish with management guidelines for the company to follow with respect to any proposed financial activities by the company in securities

25. Establish with management guidelines for term of employment of the independent audit firm

    MEETINGS, ACCOUNTABILITY, AND RECORDS: The Audit Committee will conduct at least three scheduled meetings each year. Meetings can be called by any member of the Audit Committee upon ten days written notice of time, date, location, and agenda with copy to all Board of Directors members and executive management. Minutes of all meetings will be maintained by the Committee Chair, or designee of the Chair, and presented to the Board of Directors its next regularly scheduled or special meeting.

Reviewed and Adopted by:

    The Audit Committee & Board of Directors on _____________

                                     XII-4

                                                                   APPENDIX XIII

           ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                            DIGITAL RECORDERS, INC.

    The undersigned Corporation hereby executes these Articles of Amendment for the purpose of amending its Articles of Incorporation.

    1. The name of the Corporation is Digital Recorders, Inc.

    2. The following amendment to the Articles of Incorporation of the Corporation was adopted by its Shareholders in the manner prescribed by law:

    Article VIII of the Articles of Incorporation shall be deleted in its entirety and the following substituted in lieu thereof:

    "The number of directors shall not be less than three, nor more than twelve, and the number of directors may be increased or decreased from time to time, within such minimum and maximum, by resolution of the Board of Directors. If the number of directors is fixed at six or more directors by the Board of Directors, the director's terms of office shall be staggered by dividing the total number of directors into two or three groups, with each group containing one-half or one-third of the total, as near as may be. In that event, the terms of directors in the first group expire at the first annual shareholders' meeting after their election, the terms of the second group expire at the second annual shareholders' meeting after their election, and the terms of the third group, if any, expire at the third annual shareholders' meeting after their election. At each annual shareholder meeting held thereafter, directors shall be chosen for a term of two years or three years, as the case may be, to succeed those whose terms expire."

    2. The date of the adoption of these Articles of Amendment by the Common Stock Shareholders was May 1, 2000.

    3. These Articles of Amendment do not effect an exchange, reclassification or cancellation of issued shares of the Corporation.

    Dated this the ______ day of ____________, 2000.

                                                       DIGITAL RECORDERS, INC.

                                                       By              /s/ DAVID L. TURNEY
                                                            -----------------------------------------
                                                                         David L. Turney
                                                                      CHAIRMAN OF THE BOARD

                                     XIII-1

                               AMENDED TO BYLAWS
                                       OF
                            DIGITAL RECORDERS, INC.

    The Bylaws of Digital Recorders, Inc. are hereby amended in accordance with the amendment to the Articles of Incorporation approved by the shareholders on May 1, 2000.

    Article III, Sections 2, 3 and 4 of the Bylaws are deleted in their entirety and in lieu thereof the following is substituted:

    Section 2. Number. The number of directors of the corporation shall be fixed from time to time by the board of directors, within a range of no less than three or more than twelve. If the number of directors is fixed at six or more directors by the Board of Directors, the directors' terms of office shall be staggered by dividing the total number of directors into two or three groups, with each group containing one-half or one-third of the total, as near as may be. In that event, the terms of office of directors in the first group expire at the first annual shareholders' meeting after their election, and the terms of office of the third group, if any, expire at the third annual shareholders' meeting after their election. At each annual shareholder meeting held thereafter, directors shall be chosen for a term of two years or three years, as the case may be, to succeed those whose terms expire.

    Effective this 1st day of May, 2000.

                                          ______________________________________
                                          Secretary

                                     XIII-2

                                                                    APPENDIX XIV

                              EMPLOYMENT AGREEMENT

    EMPLOYMENT AGREEMENT, entered into as of April 20, 1998 to be effective as of January 1, 1998, by and between DIGITAL RECORDERS, INC., a North Carolina corporation (the "Company") and DAVID TURNEY (the "Employee").

    WHEREAS, the Company desires to employ the Employee on a full-time basis as the Company's Chief Executive Officer (as of April 20, 1998) and President (after May 15, 1998);

    WHEREAS, Employee desires to be so employed by the Company, from and after the date of this Agreement;

    WHEREAS, this Employment Agreement contains nondisclosure, noncompetition and other significant secrecy agreements; and

    WHEREAS, Employee agrees that the compensation given herein along with the stock option grant approved as of April 20, 1998 is significant consideration for the provisions of this Employment Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

                                   ARTICLE I
                         EMPLOYMENT DUTIES AND BENEFITS

    SECTION 1.1 EMPLOYMENT. The Company hereby employs the Employee in the position described on Schedule 1 hereto as an executive officer of the Company. The Employee accepts such employment and agrees to perform the duties and responsibilities assigned to him pursuant to this Agreement upon the terms and conditions set forth in this Agreement.

    SECTION 1.2 DUTIES AND RESPONSIBILITIES. The Employee shall hold the position with the Company which is specified on Schedule 1, which is attached hereto and incorporated herein by reference. The Employee is employed pursuant to the terms of this Agreement and agrees to devote full-time to the business of the Company. The Employee shall perform the duties set forth on Schedule 1, and such further duties consistent with Employee's position as defined herein as may be determined and assigned to him from time-to-time by the Board of Directors of the Company. Further, Employee shall be nominated during the term hereunder for a seat on the Board of Directors and his annual re-election shall be recommended to the shareholders for their approval so long as this Agreement is in effect.

    SECTION 1.3 WORKING FACILITIES. The Employee shall be furnished with facilities and services suitable to the position and adequate for the performance of Employee's duties under this Agreement.

    SECTION 1.4 VACATIONS. The Employee shall be entitled each year to a reasonable vacation of not less than three (3) weeks in accordance with the established practices of the Company now or hereafter in effect for executive personnel, during which time the Employee's compensation shall be paid in full. Employee shall be permitted to carryover up to six (6) weeks of accrued but unused vacation.

    SECTION 1.5  TERM.  The term of this Agreement is for a period of four
(4) years commencing on the effective date specified above, unless otherwise terminated as provided in this Agreement.

    SECTION 1.6 EXPENSES. The Employee is authorized to incur reasonable expenses for promoting the domestic and international business of the Company in all respects, including expenses for entertainment, travel and similar items. The Company will pay, within the budget established by the Board of Directors, all reasonable expenses incurred by Employee in the conduct of Company business

                                     XIV-1
and discharge of duties hereunder, including but not limited to, dues and fees of business, civic, social, and professional societies and organizations, the expense of attending business and professional meetings, conventions, and institutions, and the cost of all business and professional books and periodicals. The Company will reimburse the Employee for all such expenses upon the presentation by the Employee, from time-to-time, of an itemized account of such expenditures. In addition, Company shall reimburse Employee for all ordinary and necessary expenses incurred in travel to and from Dallas area home base and transitory living quarters in the Research Triangle Park area.

    SECTION 1.7 AUTOMOBILE. The Company will purchase or lease in its own name every three (3) years, or more frequently at Employer's option, a new automobile. The vehicle will be furnished to the Employee for business use and limited personal use not to exceed thirty percent (30%) of the total use.

    SECTION 1.8 EMPLOYEE'S OTHER BUSINESS. Employee shall be allowed to participate in outside business activities provided (i) such activities do not interfere with Employee's performance of his duties as a full-time employee of the Company; and (ii) the outside business is not a "Business Opportunity" of the Company, as defined herein. A Business Opportunity of the Company shall be a product, service, investment, venture or other opportunity which is either:

    (a) directly related to or within the scope of the existing business of the Company; or

    (b) Within the logical scope of the business of the Company, as such scope may be expanded or altered from time-to-time by the Board of Directors.

                                   ARTICLE II
                                  COMPENSATION

    SECTION 2.1 BASE SALARY. The Company shall pay to the Employee a base salary of not less than the amount specified on Schedule 1, such salary to be paid in equal amounts on or before the last day of each month. This amount will be reviewed annually for consideration of increase in the discretion of the Compensation Committee for approval by the Board of Directors on the basis of the value of such Employee's services to the Company.

    SECTION 2.2  BONUS.  In addition to the basic compensation described in
Section 2.1 above, the Company may pay to the Employee an additional sum during each year of employment as a bonus as proposed in the discretion of the Compensation Committee and approved by the Board of Directors and may discretionarily grant additional stock options. As an alternative to a discretionary bonus, Employee may present for approval a formula bonus provision which is tied to such factors, to include but not be limited to, RONA and Operating Profit with a cap of 100% of base salary.

    SECTION 2.3 OPTION GRANTS. Employee shall receive the Option Grants set forth on Schedule 1, subject to approval by the shareholders as may be needed, and shall also be eligible for future grants as provided by the Compensation Committee.

                                  ARTICLE III
                       TERM OF EMPLOYMENT AND TERMINATION

    SECTION 3.1  TERM.  This Agreement shall be for a term which is specified on
Schedule 1, commencing on its effective date, subject, however, to termination during such period as provided in this Article. After the term, this Agreement shall be renewed automatically for succeeding periods of one (1) year each on the same terms and conditions as contained in this Agreement unless either the Company or the Employee shall, at least 180 days prior to the expiration of the initial term or of any renewal term, give written notice of the intention not to renew this Agreement. Such renewals shall be effective in subsequent years on the same day of the same month as the original effective date of this Agreement.

                                     XIV-2

    SECTION 3.2 TERMINATION BY EITHER COMPANY OR EMPLOYEE WITHOUT CAUSE. The Company or Employee, without cause, may terminate this Agreement upon ninety
(90) days' written notice to the other. In either event, the Employee shall not be required to render the services required under this Agreement during the ninety (90) day period; however, normal salary and benefits shall continue. Compensation for vacation time not taken by Employee shall be paid to the Employee at the date of termination.

    SECTION 3.3 TERMINATION BY THE COMPANY WITH CAUSE. The Company may terminate the Employee, at any time, upon 30 days' written notice and opportunity for Employee to remedy any non-compliance with the terms of this Agreement, by reason of the willful misconduct of the Employee which results in a material financial loss or other detriment to the Company, as expressed in the written opinion of the Board of Directors. Termination for cause shall result in immediate forfeiture of Employee's right to receive future salary, accrued bonus and other future benefits as may be granted herein. Employee shall receive any accrued vacation, earned salary, and any reimbursements or payments pursuant to
Section 1.6 supra.

    SECTION 3.4 TERMINATION BY THE EMPLOYEE WITH CAUSE. The Employee may terminate his employment with the Company at any time, upon 30 day's written notice and opportunity for the Company to remedy any non-compliance, by reason of (i) the Company's material failure to perform its duties pursuant to this Agreement, or (ii) any material change in the duties and responsibilities, working facilities, or benefits as described in Article I of this Agreement.

    SECTION 3.5 TERMINATION UPON DEATH OF EMPLOYEE. In addition to any other provision relating to termination, this Agreement shall terminate upon the Employee's death. No severance allowance or compensation for vacation time not taken by Employee shall be paid to the Employee's estate.

    SECTION 3.6 LUMP SUM COMPENSATION AND CONTINUATION OF BENEFITS. In the event the Employee shall terminate this Agreement pursuant to Section 3.4 of this Agreement, or in the event the Company or Employee shall terminate this Agreement under Section 3.2 hereof then, in such event, the Employee shall be entitled to receive the following on the date of such termination or, as the case may be, as specified below:

    (i) The Employee shall receive lump sum compensation equal to 180 days worth of Base Salary.

    (ii) For a period of 6 months from the date of the Employee's termination or resignation, the Employee shall be entitled to continue to participate, at the Company's cost, in all existing benefit plans provided to the Company's executive employees at the time of the Employee's termination or resignation, unless specifically prohibited by said plan. Such plans shall include, but are not limited to, then-existing medical, health, disability, life insurance and death benefit plans.

   (iii) Within 90 days of the Employee's termination or resignation, the Employee shall have the right, but not the obligation, to purchase any life insurance policy now maintained by the Company on the life of the Employee. The purchase price of such life insurance policy shall be equivalent to 105% of the cash surrender value of such life insurance policy. The Employee, at his option, shall have the right to pay such purchase price in the form of Common Shares of the Company which shall be valued at the bid price of such Common Shares on the date of purchase of such life insurance policy.

    (v) Notwithstanding any language to the contrary above, the Company shall not be obligated to pay Employee any compensation specified in this Section 3.6 in the event termination is a direct result of liquidation of the Company by action of the Board of Directors or shareholders of the Company.

    (vi) In the event of the occurrence of a "Triggering Event" which shall be defined to include a (i) change in ownership in one or a series of transactions of 50% or more of the outstanding shares of the Company, or (ii) merger, consolidation, re-organization or liquidation of the Company, and following such Triggering Event the Employee's services are terminated by the Company or the

                                     XIV-3

Employee or the Employee's duties, authority or responsibilities are substantially changed, or the Employee is unable to negotiate a satisfactory new employment agreement, the Employee shall receive lump sum compensation equal to
2.9 times his annual salary and incentive or bonus payments, if any, as shall have been paid to the Employee during the Company's most recent 12-month period ending within 30 days of the Triggering Event (annualized if 12 months employment has not occurred). If the total amount of the change of control compensation were to exceed three (3) times the Employee's base amount (the average annual taxable compensation of the Employee for the five (5) years preceding the year in which the change of control occurs), the Company and the Employee may agree to reduce the lump sum compensation to be received by Employee in order to avoid the imposition of the golden parachute tax as provided in the Tax Reform Act of 1984, as amended by the Tax Reform Act of 1986.

    In the event the Employee is required to hire counsel to negotiate on his behalf in connection with his termination or resignation from the Company upon the occurrence of a Triggering Event, or in order to enforce the rights and obligations of the Company as provided in this Paragraph, the Company shall reimburse to the Employee all reasonable attorneys' fees which may be expended by the Employee in seeking to enforce the terms hereof. Such reimbursement shall be paid every 30 days after the Employee provides copies of invoices from the Employee's counsel to the Company. However, such invoices may be redated to preserve the attorney-client privilege, client confidentiality or work product.

                                   ARTICLE IV
                              DISABILITY INSURANCE

    SECTION 4.1 DISABILITY INSURANCE. During the term of this Agreement, the Company agrees that it shall provide disability coverage consistent with that offered to the other executive employees.

                                   ARTICLE V
                                CONFIDENTIALITY

    SECTION 5.1 CONFIDENTIALITY. Employee acknowledges that (i) the Company is in the business of selling and distributing highly technical and proprietary work products, information and technology developed or acquired by the Company (hereinafter collectively referred to as "Technology"), (ii) certain of the Technology is a trade secret, is confidential and proprietary, and (iii) the secret, confidential and proprietary nature of the Technology is essential to the Company. The Technology which constitutes trade secrets shall be kept confidential by the Employee and shall not be used or disclosed by the Employee to any third party unless written permission to disclose such information is provided by the Company to the Employee. Employee agrees to secure and protect the Technology in a manner consistent with the Company's rights in the Technology. Employee shall not use the Technology to develop or to aid in the development by any third party of competing Technology. Upon termination of Employee, the Company shall provide Employee a detailed listing stating the scope of any Technology, which may not include items in the public domain or known to third parties having no obligation with confidentiality. Provided, however, this Section 5.1 shall not apply if a "triggering event" occurs pursuant to Section 3.6(vi) supra and Employee is not paid pursuant to the terms thereunder.

    SECTION 5.2 COVENANT OF NON-DISCLOSURE. Employee agrees that during the term of this Agreement or thereafter, Employee will neither disclose any confidential information as to the Company nor at any time remove for purposes other than the conduct of Company business or retain without the Company's express consent any figures, calculations, letters, papers or other confidential information of any type or description. Employee also warrants and covenants not to disclose, to reveal, to divulge or to make known to any person, firm, corporation or entity or use for any purpose outside Company's business, Company's clientele lists, contents of any process, data, consulting information, methods, office procedures, filing systems, computer software systems, subsystems, routines and subroutines, proprietary rights, work product developed for or on behalf of the Company (except

                                     XIV-4
information within the public domain) or any information regarding any trade secrets or confidential information reposed in him by the Company or any information regarding the transactions of the Company with its clients or the state of the accounts of the individuals, firms, corporation, or others with whom the Company does business, without the prior written permission of the Company. Anything in this Section to the contrary notwithstanding, Employee may use or disclose those portions of the confidential information which: (1) are or become part of the public domain (other than as a result of a breach by Employee); (2) were known to Employee or obtained by Employee from a third party; or (3) Employee is ordered by a court to produce; provided Employee promptly notifies the Company of receipt of any order or motion to require the production of any portion of the confidential information.

    SECTION 5.3 SHOP RIGHT. With respect to Inventions made or conceived by the Employee, whether or not during the hours of his employment or with the use of the Company facilities, materials, or personnel, either solely or jointly with others during his employment by the Company or within one year after termination of such employment if based on or related to Confidential Information, and without royalty or any other consideration, the following shall apply:

    (i) INVENTIONS. "Inventions" means discoveries, concepts, and ideas, whether patentable or not, including, but not limited to, processes, methods, formulas, programs, and techniques, as well as improvements or know-how, concerning any present or prospective activities of the Company with which the Employee becomes acquainted as a result of his employment by the Company.

    (ii) REPORTS. The Employee shall inform the Company promptly and fully of such Inventions by a written report, setting forth in detail the procedures employed and the results achieved. A report will be submitted by the Employee upon completion of any studies or research projects undertaken on the Company's behalf, whether or not in the Employee's opinion a given project has resulted in an Invention.

   (iii) PATENTS. The Employee shall apply, at the Company's request and expense, for United States and foreign letter patent either in the Employee's name or otherwise as the Company shall desire.

    (iv) ASSIGNMENT. The Employee hereby assigns and agrees to assign to the Company all of this rights to such Inventions, and to applications for United States and/or foreign letters patent and to United States and/or foreign letters patent granted upon such Inventions.

    (v) COOPERATION. The Employee shall acknowledge and deliver promptly to the Company, without charge to the Company but at its expense, such written instruments and do such other reasonable acts, such as giving testimony in support of the Employee's inventorship, as may be necessary in the opinion of the Company to obtain and maintain United States and/or foreign letters patent and to vest the entire right and title thereto in the Company.

    (vi) USE. The Company shall also have the royalty-free right to the business, and to make, use, and sell products, processes, and/or services derived from any inventions, discoveries, concepts, and ideas, whether or not patentable, including, but not limited to, processes, methods, formulas, and techniques, as well as improvements or know-how, whether or not within the scope of inventions, but which are conceived or made by the Employee during the hours which he is employed by the Company or with the use or assistance of the Company's facilities, materials, or personnel, or within the period set forth in this Section 5.3.

    SECTION 5.4 ENFORCEMENT BY INJUNCTIVE RELIEF. The Employee acknowledges and agrees that any breach of this Article V by Employee would cause immediate irreparable harm to the Company and monetary damages would be difficult if not impossible to ascertain. Employee agrees that should he violate any of the terms and conditions of this Article V, the Company shall be entitled to seek and obtain immediate injunctive relief and enjoin further and future violations of this Agreement. Nothing contained herein shall affect the right of the Company to seek and obtain monetary damages in addition to or in substitution for such equitable relief.

                                     XIV-5

    SECTION 5.5 SCOPE OF COVENANT. In the event a court of competent jurisdiction finds any provision of this Article V to be so overboard as to be unenforceable, then such provision shall be reduced in scope by the court, but only to the extent deemed necessary by the court to render the provision reasonable and enforceable, it being the Employee's intention to provide the Company with protection to the extent provided herein.

    SECTION 5.6 NON-COMPETE COVENANT. The Employee acknowledges that the Company is presently engaged in utilizing the Technology; and the Employee specifically agrees that he will not use the Technology in any business, other than the business of the Company, except as provided herein. The terms "use" and "engage" include any attempt to use or any participation in any manner in the use of, either directly or indirectly, including without limitation, employment by (whether as a common law employee, consultant or expert witness) or more than a nominal ownership interest in any business which competes with the Company or otherwise uses the Technology. The Employee agrees that he will not engage in any competition with the Company as described in preceding sections within the United States and Canada during the term of this Agreement and for a term of one
(1) year from and after the termination of this Agreement if termination is initiated by Employee pursuant to Section 3.2 or is pursuant to Sections 3.3 or 3.4; however, if termination is initiated by the Company pursuant to
Section 3.2, then the term shall only be for six (6) months.

    However, this provision shall not apply if a "triggering event" occurs pursuant to Section 3.6(vi) supra and Employee is not paid pursuant to the terms thereunder. The Employee acknowledges that the Company would suffer irreparable harm if the Employee were to violate the provision of this Agreement. The Employee warrants that he is now, and will in the future, be able to support himself and his family without the need so to breach the terms hereof.

                                   ARTICLE VI
                                GENERAL MATTERS

    SECTION 6.1 NORTH CAROLINA LAW. This Agreement shall be governed by the laws of the State of North Carolina and shall be construed in accordance therewith.

    SECTION 6.2 NO WAIVER. No provision of this Agreement may be waived except by an agreement in writing signed by the waiving party. A waiver of any term or provision shall not be construed as a waiver of any other term or provision.

    SECTION 6.3 AMENDMENT. This Agreement may be amended, altered or revoked at any time, in whole or in part, by execution of a written instrument setting forth such changes, signed by each of the parties.

    SECTION 6.4 ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and it may not be changed orally, but only by written agreement signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

    SECTION 6.5 CONSTRUCTION. Throughout this Agreement the singular shall include the plural, and the plural shall income the singular, and the masculine and neuter shall include the feminine, wherever the context so requires.

    SECTION 6.6 TEXT TO CONTROL. The headings of articles and sections are included solely for convenience of reference. If any conflict between any heading and the text of this Agreement exists, the text shall control.

    SECTION 6.7 SEVERABILITY. If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid for any reason, such invalidity shall not affect the remaining provisions. On the contrary, such remaining provisions shall be fully severable, and this Agreement shall be construed and enforced as if such invalid provisions had not been included in the Agreement.

                                     XIV-6

    SECTION 6.8 AUTHORITY. The officer executing this Agreement on behalf of the Company has been empowered and directed to do so by the Board of Directors of the Company.

    SECTION 6.9 EFFECTIVE DATE. The effective date of this Agreement shall be January 1, 1998.

    SECTION 6.10 INSURANCE. The Employee agrees that the Company, in its discretion, may apply for and procure in its own name and for its own benefit insurance of any kind and in any amount or amounts considered advisable and that the Employee may have no right, title, or interest therein, excepting group term life insurance.

    SECTION 6.11 EXECUTORY RIGHTS. The Company agrees that with the exception of Section 3.6(iii), nothing contained herein is intended, or will be deemed to be granted to Employee in lieu of any rights or privileges to which the Employee may be entitled as an employee of the Company under any retirement, pension, profit sharing, insurance, hospitalization, health, or other plan or plans which may now be in effect or which may be adopted hereafter.

    SECTION 6.12 ASSIGNMENT. In the event of sale, assignment, or other transfer of the Company's business or a substantial part of its assets or of the Company's merger into or consolidation with another corporation, the rights and benefits of the Company under this Agreement may be transferred and assigned, with the written consent of the Employee, and all obligation and liability of the Company will thereafter continue; provided that the transferee, in writing, assumes the full performance on the Company's behalf of all the terms and provisions hereof to be performed following the date of such assignment, with the same force and effect as if such transferee originally had been a party to this Agreement.

    SECTION 6.13 ARBITRATION. Any controversy, dispute or claim arising out of, or relating to, this Agreement and/or its interpretation shall, unless resolved by agreement of the parties, be settled by binding arbitration in Raleigh, North Carolina in accordance with the Rules of the American Arbitration Association then existing. This Agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law of the State of North Carolina. The award rendered by the arbitrators (or a single arbitrator that both parties agree to) shall be final and judgment may be entered upon the award in any court of the State of North Carolina having jurisdiction of the matter.

                                                 DIGITAL RECORDERS, INC.

                                            By:
                                                 -----------------------------------------
                                                 Employee

                                                 -----------------------------------------
                                                 DAVID TURNEY

                                     XIV-7

                            DIGITAL RECORDERS, INC.
                              EMPLOYMENT AGREEMENT
                                   SCHEDULE 1
                            DUTIES AND COMPENSATION


Employee:               David Turney

Position:               President and Chief Executive Officer

Base Salary:            $175,000 per year, payable monthly/$185,000 per year
                        (year 2)

Bonus: Discretion per Compensation Committee, unless Employee presents acceptable formula plan.

Term:                   Four (4) years

Duties and Responsibilities: Supervision and coordination of all operations of the Company; supervision of all other operating officers of the Company.


       Options:   (i)   86,000 incentive stock options exercisable at $2.00 per
                        share.

                 (ii)   Up to 14,000 incentive stock options which may be available at June 1, 1998 at the price per share of that same date.

                (iii)   A total of 150,000 additional options shall be requested in the 1998 Proxy and grants thereunder shall be subject to
                        shareholder approval of the requested increase under the
                        Option Plan and pursuant to other terms thereof.
                        Specifically, however, grants, if approved by the
                        shareholders' vote for increase it the Option Plan, will be made at the stock price that exists on June 30, 1998 with
                        vesting to occur as follows: (a) 75,000 shares shall vest
                        when Company stock trades for ten (10) consecutive trading days at or above $4.00 per share; and (b) 75,000 shares
                        shall vest when Company stock trades for ten
                        (10) consecutive trading days at or above $5.00 per share.

APPROVED:

THE COMPANY:                                    EMPLOYEE:

By:
                                                David Turney

Date:                                           Date:

                                     XIV-8

                                                                     APPENDIX XV

                         EXECUTIVE EMPLOYMENT AGREEMENT

    EXECUTIVE EMPLOYMENT AGREEMENT effective January 1, 1999 (the "Agreement") by and between DIGITAL RECORDS, INC. (the "Company") with principal offices at Research Triangle Park, North Carolina, and LARRY HAGEMANN (the "Executive").

    NOW THEREFORE, in consideration of the foregoing premises and mutual covenants herein contained, the parties hereto agree as follows:

    1. EMPLOYMENT. The Company agrees to employ the Executive and the Executive agrees to serve the Company as its Executive Vice President.

    2. POSITION AND RESPONSIBILITIES. The Executive shall exert his best efforts and devote full time and attention to the affairs of the Company. The Executive shall have the authority and responsibility given by the general direction, approval and control of the Board of Directors, President, and Chief Executive Officer of the Company, to the restrictions, limitations and guidelines set forth by the Board of Directors in resolutions adopted in the minutes of the Board of Directors meetings, copies of which will be provided to the Executive from time to time and will be incorporated herein by reference.

    3. TERM OF EMPLOYMENT. The term of the Executive's employment under this Agreement shall be deemed to have commenced on January 1, 1999 and shall continue until December 31, 1999 (the "Initial Term"), subject to extension as hereinafter provided or termination pursuant to the provisions set forth hereafter. Provided that Executive is in compliance with all of his obligations hereunder, the term of Executive's employment shall be automatically extended for an additional one-year terms upon expiration of the Initial Term unless either party hereto receives 30 days' prior written notice from the other electing not to extend the Executive's employment. Compensation during the term shall be that set forth in Section 6 hereof, unless one of the termination provisions overrides.

    4. DUTIES. During the period of his employment hereunder and except for illness, specified vacation periods and reasonable leaves of absence, the Executive shall devote his best efforts and full attention and skill to the business and affairs of the Company and its affiliated companies, as such business and affairs now exist and as they may be hereinafter changed or added to, under and pursuant to the general direction of the Board of Directors of the Company.

    5. COMPENSATION. Commencing on January 1, 1999, the Company shall pay to the Executive as compensation for his services the sum of $____________ per year, payable semi-monthly, or such higher salary as may be from time to time approved by the Board of Directors. In addition, the Executive shall receive such additional compensation and/or bonuses or stock options as may be voted to his at the sole discretion of the Compensation Committee of the Board of Directors.

    In the event of the occurrence of a "triggering event" which shall be defined to include a (i) change in ownership in one or a series of transactions of 50% or more of the outstanding shares of the Company, or (ii) merger, consolidation, reorganization or liquidation of the Company, and following such triggering event the Executive's services are terminated by the Company or the Executive or the Executive's duties, authority or responsibilities are substantially diminished, the Executive shall receive lump sum compensation equal to two (2) times his annual salary and incentive or bonus payments, if any, as shall have been paid to the Executive during the Company's most recent 12-month period within 30 days of the triggering event. If the total amount of the change of control compensation were to exceed three (3) times the Executive's base amount (the average annual taxable compensation of the Executive for the five (5) years preceding the year in which the change of control occurs), the Company and the Executive may agree to reduce the lump sum compensation to be received by Executive in order to avoid the imposition of the golden parachute tax as provided in the Tax Reform Act of 1984, as amended by the Tax Return Act of 1986.

    In the event the Executive is required to hire counsel to negotiate on his behalf in connection with his termination or resignation from the Company upon the occurrence of a triggering event, or in order to enforce the rights and obligations of the Company as provided in this paragraph, the Company shall reimburse to the Executive all reasonable attorneys' fees which may be expended by the Executive in seeking to enforce the terms hereof. Such reimbursement shall be paid every 30 days after the Executive provides copies of invoices from the Executive's counsel to the Company. However, such invoices may be redacted to preserve the attorney-client privilege, client confidentiality or work product.

    6. STOCK OPTIONS. In addition to the compensation described above, the Executive shall have received ____________ stock options pursuant to the Company Stock Plan.

    7. EXPENSE REIMBURSEMENT. The Company will reimburse the Executive, at least semi-monthly, for all reasonable and necessary expenses, including without limitation, travel expenses, and reasonable entertainment expenses, incurred by his in carrying out his duties under this Agreement. The Executive shall present to the Company each month an account of such expenses in such form as is reasonably required by the Board of Directors.

    8. MEDICAL AND DENTAL COVERAGE. Commencing January 1, 1999, the Executive will be entitled to participate in the Company's employee group medical and other group insurance programs on the same basis as other executives of the Company.

    9. MEDICAL EXAMINATION. The Executive agrees to submit himself for physical examination on one occasion per year as requested by the Company for the purpose of the Company's obtaining life insurance on the life of the Executive for the benefit of the Company as may be required; provided, however, that the Company shall bear the entire cost of such examinations and shall pay all premiums on any key man life insurance obtained for the benefit of the Company as beneficiary or with respect to any other designated beneficiary.

    10. VACATION TIME. The Executive shall be entitled each year to a reasonable vacation in accordance with the established practices of the Company, now or hereafter in effect for the executive personnel, during which time the Executive's compensation shall be paid in full.

    11. BENEFITS PAYABLE ON DISABILITY. If the Executive becomes disabled from properly performing services hereunder by reason of illness or other physical or mental incapacity, the Company shall continue to pay the Executive his then current salary hereunder for the first three (3) months of such continuous disability commencing with the first date of such disability.

    12. OBLIGATIONS OF EXECUTIVE DURING AND AFTER EMPLOYMENT.

        (a) The Executive agrees that during the terms of his employment under this Agreement, he will engage in no other business activities directly or indirectly, which are competitive with or which might place his in a competing position to that of the Company, or any affiliated company.

        (b) The Executive realizes that during the course of his employment, Executive will have produced and/or have access to confidential business plans, information, business opportunity records, notebooks, data, formula, specifications, trade secrets, customer lists, account lists and secret inventions and processes of the Company and its affiliated companies. Therefore, during or subsequent to his employment by the Company, or by an affiliated company, the Executive agrees to hold in confidence and not to directly or indirectly disclose or use or copy or make lists of any such information, except to the extent authorized by the Company in writing. All records, files, business plans, documents, equipment and the like, or copies thereof, relating to Company's business, or the business of an affiliated company, which Executive shall prepare, or use, or come into contact with, shall remain the sole property of the Company, or of an affiliated company, and shall not be removed from the Company's or the affiliated company's premises without its written consent, and shall be promptly returned to the Company upon termination of employment with the Company and its affiliated companies. The restrictions and obligations of Executive set forth in this Section 12(b) shall not apply to
    (i) information that is or becomes generally available and known to the industry (other than as a result of a disclosure directly or indirectly by Executive); or (ii) information that was known to Executive prior to Executive's employment by the Company or its predecessor.

        (c) Because of his employment by the Company, Executive shall have access to trade secrets and confidential information about the Company, its business plans, its business accounts, its business opportunities, its expansion plans into other geographical areas and its methods of doing business. Executive agrees that for a period of two (2) years after termination or expiration of his employment, he will not, directly or indirectly, compete with the Company in its then present business or anticipated lines of business.

        (d) In the event a court of competent jurisdiction finds any provision of this Section 12 to be so overbroad as to be unenforceable, then such provision shall be reduced in scope by the court, but only to the extent deemed necessary by the court to render the provision reasonable and enforceable, it being the Executive's intention to provide the Company with the broadest protection possible against harmful competition.

    13. TERMINATION FOR CAUSE BY THE COMPANY. The Company may, without liability, terminate the Executive's employment hereunder for cause at any time upon written notice from the Board of Directors specifying such cause, and thereafter the Company's obligations hereunder shall cease and terminate; provided, however, that such written notice shall not be delivered until after the Board of Directors shall have given the Executive written notice specifying the conduct alleged to have constituted such cause and the Executive has failed to cure such conduct, if curable, within fifteen (15) days following receipt of such notice.

    Grounds for termination "for cause" are one or more of the following:

        (a) A willful breach of a material duty by the Executive during the course of his employment;

        (b) Habitual neglect of a material duty by the Executive;

        (c) Action or inaction by the Executive which places the Company in circumstances of financial peril; and

        (d) Fraud on the Company or conviction of a felony involving or against the Company.

    14. TERMINATION BY THE EXECUTIVE OR THE COMPANY WITHOUT CAUSE.

        (a) The Executive, without cause, may terminate this Agreement upon 90 days prior written notice to the Company. In such event, the Executive shall be required to render the services required under this Agreement during such 90-day period unless otherwise directed by the Board of Directors. Compensation for vacation time not taken by Executive shall be paid to the Executive at the date of termination. Executive shall be paid for only the ninety (90) day period pursuant to normal pay practices and then all obligations regarding pay shall cease.

        (b) The Company, without cause, may terminate this Agreement. In such event, the Company shall pay a severance allowance equal to three hundred sixty-five (365) days salary to the Executive. No other benefits will be provided once this Agreement is terminated.

    15. TERMINATION UPON DEATH OF EXECUTIVE. In addition to any other provision relating to the termination, this Agreement shall terminate upon the Executive's death. In such event, the Company shall pay a severance allowance equal to ninety (90) days' salary to the Executive's estate.

    16. ARBITRATION. Any controversy, dispute or claim arising out of, or relating to, this Agreement and/or its interpretation shall, unless resolved by agreement of the parties, be settled by binding arbitration in Charlotte, North Carolina in accordance with the Rules of the American Arbitration Association then existing. This Agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law of the State of North Carolina. The award rendered by the arbitrators shall be final and judgment may be entered upon the award in any court of the State of North Carolina having jurisdiction of the matter.

    17. GENERAL PROVISIONS.

        (a) The Executive's rights and obligations under this Agreement shall not be transferrable by assignment or otherwise, nor shall Executive's rights be subject to encumbrance or to the claims of the Company's creditors. Nothing in this Agreement shall prevent the consolidation of the Company with, or its merger into, any other corporation, or the sale by the Company of all or substantially all of its property or assets.

        (b) This Agreement and the rights of Executive with respect to the benefits of employment referred to herein constitute the entire Agreement between the parties hereto in respect of the employment of the Executive by the Company and supersede any and all other agreements either oral or in writing between the parties hereto with respect to the employment of the Executive.

        (c) The provisions of this Agreement shall be regarded as divisible, and if any of said provisions or any part thereof are declared invalid or unenforceable by a court of competent jurisdiction or in an arbitration proceeding, the validity and enforceability of the remainder of such provisions or parts thereof and the applicability thereof shall not be affected thereby.

        (d) This Agreement may not be amended or modified except by a written instrument executed by Company and Executive.

        (e) This Agreement and the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of North Carolina.

    18. CONSTRUCTION. Throughout this Agreement the singular shall include the plural, and the plural shall include the singular, and the masculine and neuter shall include the feminine, wherever the context so requires.

    19. TEXT TO CONTROL. The headings of paragraphs and sections are included solely for convenience of reference. If any conflict between any heading and the text of this Agreement exists, the text shall control.

    20. AUTHORITY. The officer executing this agreement on behalf of the Company has been empowered and directed to do so by the Board of Directors of the Company.

    21. EFFECTIVE DATE. This Agreement shall be effective on the dates noted below.

FOR THE COMPANY: DIGITAL RECORDERS, INC.

Dated:                                         By:

                                               Title:

FOR THE EXECUTIVE:

Dated:                                         (SEAL)
                                               LARRY HAGEMANN

                                                                    APPENDIX XVI

                         EXECUTIVE EMPLOYMENT AGREEMENT

    EXECUTIVE EMPLOYMENT AGREEMENT effective January 1, 1999 (the "Agreement") by and between DIGITAL RECORDS, INC. (the "Company") with principal offices at Research Triangle Park, North Carolina, and LARRY TAYLOR (the "Executive").

    NOW THEREFORE, in consideration of the foregoing premises and mutual covenants herein contained, the parties hereto agree as follows:

    1. EMPLOYMENT. The Company agrees to employ the Executive and the Executive agrees to serve the Company as its Chief Financial Officer.

    2. POSITION AND RESPONSIBILITIES. The Executive shall exert his best efforts and devote full time and attention to the affairs of the Company. The Executive shall have the authority and responsibility given by the general direction, approval and control of the Board of Directors, President, and Chief Executive Officer of the Company, to the restrictions, limitations and guidelines set forth by the Board of Directors in resolutions adopted in the minutes of the Board of Directors meetings, copies of which will be provided to the Executive from time to time and will be incorporated herein by reference.

    3. TERM OF EMPLOYMENT. The term of the Executive's employment under this Agreement shall be deemed to have commenced on January 1, 1999 and shall continue until December 31, 1999 (the "Initial Term"), subject to extension as hereinafter provided or termination pursuant to the provisions set forth hereafter. Provided that Executive is in compliance with all of his obligations hereunder, the term of Executive's employment shall be automatically extended for an additional one-year terms upon expiration of the Initial Term unless either party hereto receives 30 days' prior written notice from the other electing not to extend the Executive's employment. Compensation during the term shall be that set forth in Section 6 hereof, unless one of the termination provisions overrides.

    4. DUTIES. During the period of his employment hereunder and except for illness, specified vacation periods and reasonable leaves of absence, the Executive shall devote his best efforts and full attention and skill to the business and affairs of the Company and its affiliated companies, as such business and affairs now exist and as they may be hereinafter changed or added to, under and pursuant to the general direction of the Board of Directors of the Company.

    5. COMPENSATION. Commencing on January 1, 1999, the Company shall pay to the Executive as compensation for his services the sum of $____________ per year, payable semi-monthly, or such higher salary as may be from time to time approved by the Board of Directors. In addition, the Executive shall receive such additional compensation and/or bonuses or stock options as may be voted to his at the sole discretion of the Compensation Committee of the Board of Directors.

    In the event of the occurrence of a "triggering event" which shall be defined to include a (i) change in ownership in one or a series of transactions of 50% or more of the outstanding shares of the Company, or (ii) merger, consolidation, reorganization or liquidation of the Company, and following such triggering event the Executive's services are terminated by the Company or the Executive or the Executive's duties, authority or responsibilities are substantially diminished, the Executive shall receive lump sum compensation equal to two (2) times his annual salary and incentive or bonus payments, if any, as shall have been paid to the Executive during the Company's most recent 12-month period within 30 days of the triggering event. If the total amount of the change of control compensation were to exceed three (3) times the Executive's base amount (the average annual taxable compensation of the Executive for the five (5) years preceding the year in which the change of control occurs), the Company and the Executive may agree to reduce the lump sum compensation to be received by Executive in order to avoid the imposition of the golden parachute tax as provided in the Tax Reform Act of 1984, as amended by the Tax Return Act of 1986.

                                     XVI-1

    In the event the Executive is required to hire counsel to negotiate on his behalf in connection with his termination or resignation from the Company upon the occurrence of a triggering event, or in order to enforce the rights and obligations of the Company as provided in this paragraph, the Company shall reimburse to the Executive all reasonable attorneys' fees which may be expended by the Executive in seeking to enforce the terms hereof. Such reimbursement shall be paid every 30 days after the Executive provides copies of invoices from the Executive's counsel to the Company. However, such invoices may be redacted to preserve the attorney-client privilege, client confidentiality or work product.

    6. STOCK OPTIONS. In addition to the compensation described above, the Executive shall have received ____________ stock options pursuant to the Company Stock Plan.

    7. EXPENSE REIMBURSEMENT. The Company will reimburse the Executive, at least semi-monthly, for all reasonable and necessary expenses, including without limitation, travel expenses, and reasonable entertainment expenses, incurred by his in carrying out his duties under this Agreement. The Executive shall present to the Company each month an account of such expenses in such form as is reasonably required by the Board of Directors.

    8. MEDICAL AND DENTAL COVERAGE. Commencing January 1, 1999, the Executive will be entitled to participate in the Company's employee group medical and other group insurance programs on the same basis as other executives of the Company.

    9. MEDICAL EXAMINATION. The Executive agrees to submit himself for physical examination on one occasion per year as requested by the Company for the purpose of the Company's obtaining life insurance on the life of the Executive for the benefit of the Company as may be required; provided, however, that the Company shall bear the entire cost of such examinations and shall pay all premiums on any key man life insurance obtained for the benefit of the Company as beneficiary or with respect to any other designated beneficiary.

    10. VACATION TIME. The Executive shall be entitled each year to a reasonable vacation in accordance with the established practices of the Company, now or hereafter in effect for the executive personnel, during which time the Executive's compensation shall be paid in full.

    11. BENEFITS PAYABLE ON DISABILITY. If the Executive becomes disabled from properly performing services hereunder by reason of illness or other physical or mental incapacity, the Company shall continue to pay the Executive his then current salary hereunder for the first three (3) months of such continuous disability commencing with the first date of such disability.

    12. OBLIGATIONS OF EXECUTIVE DURING AND AFTER EMPLOYMENT.

        (a) The Executive agrees that during the terms of his employment under this Agreement, he will engage in no other business activities directly or indirectly, which are competitive with or which might place his in a competing position to that of the Company, or any affiliated company.

        (b) The Executive realizes that during the course of his employment, Executive will have produced and/or have access to confidential business plans, information, business opportunity records, notebooks, data, formula, specifications, trade secrets, customer lists, account lists and secret inventions and processes of the Company and its affiliated companies. Therefore, during or subsequent to his employment by the Company, or by an affiliated company, the Executive agrees to hold in confidence and not to directly or indirectly disclose or use or copy or make lists of any such information, except to the extent authorized by the Company in writing. All records, files, business plans, documents, equipment and the like, or copies thereof, relating to Company's business, or the business of an affiliated company, which Executive shall prepare, or use, or come into contact with, shall remain the sole property of the Company, or of an affiliated company, and shall not be removed from the Company's or the affiliated company's premises without its written

                                     XVI-2
    consent, and shall be promptly returned to the Company upon termination of employment with the Company and its affiliated companies. The restrictions and obligations of Executive set forth in this Section 12(b) shall not apply to (i) information that is or becomes generally available and known to the industry (other than as a result of a disclosure directly or indirectly by Executive); or (ii) information that was known to Executive prior to Executive's employment by the Company or its predecessor.

        (c) Because of his employment by the Company, Executive shall have access to trade secrets and confidential information about the Company, its business plans, its business accounts, its business opportunities, its expansion plans into other geographical areas and its methods of doing business. Executive agrees that for a period of two (2) years after termination or expiration of his employment, he will not, directly or indirectly, compete with the Company in its then present business or anticipated lines of business.

        (d) In the event a court of competent jurisdiction finds any provision of this Section 12 to be so overbroad as to be unenforceable, then such provision shall be reduced in scope by the court, but only to the extent deemed necessary by the court to render the provision reasonable and enforceable, it being the Executive's intention to provide the Company with the broadest protection possible against harmful competition.

    13. TERMINATION FOR CAUSE BY THE COMPANY. The Company may, without liability, terminate the Executive's employment hereunder for cause at any time upon written notice from the Board of Directors specifying such cause, and thereafter the Company's obligations hereunder shall cease and terminate; provided, however, that such written notice shall not be delivered until after the Board of Directors shall have given the Executive written notice specifying the conduct alleged to have constituted such cause and the Executive has failed to cure such conduct, if curable, within fifteen (15) days following receipt of such notice.

    Grounds for termination "for cause" are one or more of the following:

        (a) A willful breach of a material duty by the Executive during the course of his employment;

        (b) Habitual neglect of a material duty by the Executive;

        (c) Action or inaction by the Executive which places the Company in circumstances of financial peril; and

        (d) Fraud on the Company or conviction of a felony involving or against the Company.

    14. TERMINATION BY THE EXECUTIVE OR THE COMPANY WITHOUT CAUSE.

        (a) The Executive, without cause, may terminate this Agreement upon 90 days prior written notice to the Company. In such event, the Executive shall be required to render the services required under this Agreement during such 90-day period unless otherwise directed by the Board of Directors. Compensation for vacation time not taken by Executive shall be paid to the Executive at the date of termination. Executive shall be paid for only the ninety (90) day period pursuant to normal pay practices and then all obligations regarding pay shall cease.

        (b) The Company, without cause, may terminate this Agreement. In such event, the Company shall pay a severance allowance equal to three hundred sixty-five (365) days salary to the Executive. No other benefits will be provided once this Agreement is terminated.

    15. TERMINATION UPON DEATH OF EXECUTIVE. In addition to any other provision relating to the termination, this Agreement shall terminate upon the Executive's death. In such event, the Company shall pay a severance allowance equal to ninety (90) days' salary to the Executive's estate.

                                     XVI-3

    16. ARBITRATION. Any controversy, dispute or claim arising out of, or relating to, this Agreement and/or its interpretation shall, unless resolved by agreement of the parties, be settled by binding arbitration in Charlotte, North Carolina in accordance with the Rules of the American Arbitration Association then existing. This Agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law of the State of North Carolina. The award rendered by the arbitrators shall be final and judgment may be entered upon the award in any court of the State of North Carolina having jurisdiction of the matter.

    17. GENERAL PROVISIONS.

        (a) The Executive's rights and obligations under this Agreement shall not be transferrable by assignment or otherwise, nor shall Executive's rights be subject to encumbrance or to the claims of the Company's creditors. Nothing in this Agreement shall prevent the consolidation of the Company with, or its merger into, any other corporation, or the sale by the Company of all or substantially all of its property or assets.

        (b) This Agreement and the rights of Executive with respect to the benefits of employment referred to herein constitute the entire Agreement between the parties hereto in respect of the employment of the Executive by the Company and supersede any and all other agreements either oral or in writing between the parties hereto with respect to the employment of the Executive.

        (c) The provisions of this Agreement shall be regarded as divisible, and if any of said provisions or any part thereof are declared invalid or unenforceable by a court of competent jurisdiction or in an arbitration proceeding, the validity and enforceability of the remainder of such provisions or parts thereof and the applicability thereof shall not be affected thereby.

        (d) This Agreement may not be amended or modified except by a written instrument executed by Company and Executive.

        (e) This Agreement and the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of North Carolina.

    18. CONSTRUCTION. Throughout this Agreement the singular shall include the plural, and the plural shall include the singular, and the masculine and neuter shall include the feminine, wherever the context so requires.

    19. TEXT TO CONTROL. The headings of paragraphs and sections are included solely for convenience of reference. If any conflict between any heading and the text of this Agreement exists, the text shall control.

    20. AUTHORITY. The officer executing this agreement on behalf of the Company has been empowered and directed to do so by the Board of Directors of the Company.

                                     XVI-4

    21. EFFECTIVE DATE. This Agreement shall be effective on the dates noted below.

FOR THE COMPANY: DIGITAL RECORDERS, INC.

Dated:                                         By:

                                               Title:

FOR THE EXECUTIVE:

Dated:                                         (SEAL)
                                               LARRY TAYLOR

                                     XVI-5